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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-3793

Strong Opportunity Fund, Inc., on behalf of Strong Advisor Select Fund, Strong Advisor U.S. Small/Mid Cap Growth Fund, Strong Endeavor Fund and Strong Opportunity Fund

(Exact name of registrant as specified in charter)

P.O. Box 2936 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip code)

Richard Smirl, Strong Capital Management, Inc.

P.O. Box 2936 Milwaukee, WI 53201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 359-3400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1.    Reports to Shareholders

Semiannual Report    |    June 30, 2004

Strong

Advisor Equity

Funds

Strong Advisor Common Stock Fund

Strong Advisor Mid Cap Growth Fund

Strong Advisor Small Cap Value Fund

Strong Advisor U.S. Value Fund

Strong Advisor Endeavor Large Cap Fund

Strong Advisor Focus Fund

Strong Advisor International Core Fund

Strong Advisor Select Fund

Strong Advisor Technology Fund

Strong Advisor U.S. Small/Mid Cap Growth Fund

Strong Advisor Utilities and Energy Fund

Strong Advisor Large Company Core Fund

Semiannual Report    |    June 30, 2004

Strong

Advisor Equity

Funds

Market Update From Dick Weiss

January 1, 2004, to June 30, 2004

Uncertainty is the Enemy

In our last report back in January, the overall U.S. economy displayed definite signs of strengthening — job growth was gaining momentum, and consumer confidence was on the rise. There was some muffled muttering about deflation, but it lacked enough conviction to cause alarm. All in all, it looked like a relatively promising picture.

Six months out, things seem not quite so sanguine. Fears of inflation have replaced the whispers of deflation, and the Federal Reserve has begun what doubtless will be a series of rate hikes well into 2005. While the overall economy has exceeded expectations, the good news on that front has not been sufficient to overshadow a host of uncertainties in the military and political worlds.

Before we address those uncertainties, let’s devote a moment to the topic of inflation. In the history of markets, there seems to be a point at which a rising rate of inflation causes the market’s price-to-earnings ratios to contract. Historically, that point would be around seven percent. While it seems highly unlikely that the inflation rate is going to get anywhere near that mark in the foreseeable future, there is some suggestion that nowadays, because of the way the Consumer Price Index is calculated, that number could be closer to five percent. If that is indeed a more realistic calculation, it’s possible that we could hit five percent inflation and a negative impact on stock valuations.

In my estimation though, the prospect for serious inflation pales in comparison to other uncertainties currently plaguing the market (e.g., the outcome of the U.S. presidential race this fall and the continuing political fallout surrounding Iraq).

With regard to the War on Terrorism and the issue of Iraq, investors are faced every day with news that can give them pause. While the war seems to be on track, the outcome in Iraq is dependent on how rapidly that nation can defeat the insurgents and restore the rule of law now that the Iraqis themselves have taken charge. We believe that expectations may be too low in that regard.

On the political front, the market seemed to peak around the moment when Democratic candidate Senator John Kerry pulled even with President George W. Bush in the polls. Nothing makes the prospects for economic prosperity harder to decipher than a presidential race featuring two candidates with widely differing views on virtually every issue domestically and internationally. For the stock market, that spells uncertainty with a capital U.

We believe stock valuations today are neither cheap, nor particularly overvalued based upon earnings projections for 2005. They are, rather, sort of stuck somewhere in the middle. In order for stocks to start moving in a positive direction, the market needs an injection of confidence. So the relevant question becomes, in short: What needs to happen in order to inspire that sense of confidence?

The answer? In a word — clarity.

On the inflation front, we anticipate clarity will not come for some time. We expect the Federal Reserve will continue to raise rates until it gets ahead of the inflation curve. It’s unclear just how many hikes and of what magnitude will accomplish that. Nonetheless, if inflationary fears were the single biggest element of uncertainty out there today, we would feel confident that the problem could be contained.

The fate of Iraq and the outcome of the presidential election loom larger and seem far more complicated. If the public perceives that progress is being made in Iraq and democracy will indeed triumph, the market will likely anticipate the reelection of President Bush. If the daily diagnosis on Iraq is less favorable, the political uncertainty weighing on the market will continue for the next several months.

Notwithstanding all the ambiguity, we are beginning to see corners of the market where good values are emerging. Energy has been one of the more promising areas and should continue to benefit from strong fundamentals. Even in the areas of the technology sector, where we believe stocks have been chronically overvalued, values have begun to return to earth. There are even some computer software companies that look attractive to us.

In order for stocks to start moving in a positive direction, the market needs an injection of confidence.

In stock-picker parlance, what we have today is a market of individual stocks rather than — as we saw in 2003 — a rising stock market. In the former, money is a lot harder to make; in the latter, the rising tide seems to lift all issues almost indiscriminately.

We believe the market should continue this year’s trend, which is a much more value- and fundamentals-oriented market. Make no mistake: this is not a “story” market where people dream about distant possibilities and, on the strength of those illusions, stocks soar to 100 times earnings. This is a market where, if you do your homework and stick to what is real rather than imagined, we think you can discover common stocks worth owning.

Given all the uncertainty that exists in the world, there are practical limits to just how high the market can go. But with an economy that continues to show strength and interest rates still on the low side, there are also practical limits to how low the market can go. That environment should favor professional investors who exhibit good discipline in both their buy and sell decisions.

One final piece of practical advice: when uncertainty is the order of the day, resist doing anything dramatic with your money. Sometimes the “muddle-through” approach proves best.

…if you do your homework and stick to what is real rather than imagined, we think you can uncover common stocks worth owning.

Richard T. Weiss
Vice Chairman
Strong Financial Corporation

Strong Advisor Common Stock Fund

We entered 2004 hopeful that the equity market would benefit from an improving economy and that the companies the Strong Advisor Common Stock Fund holds would outperform the broader market. Although we are disappointed that the Fund is lagging the market through the first half of the year, we remain confident in our private market value (PMV) process and the Fund’s ability to outperform over the long term. For the six months ended June 30, 2004, the Fund’s Class Z shares returned 2.26%, compared with a 6.67% return for our broad-based benchmark, the Russell Midcap Index.

Uncertain environment hurt results

The market has been clouded with uncertainty throughout the first part of the year. There are many signs that the economy continues to be strong, yet the conflict in Iraq, rising interest rates, and high fuel prices have caused the equity markets to trade in a narrow range. We had a sizable overweighting, relative to the benchmark, in the energy sector, which posted strong returns over the period.

The Fund was hurt over the period by its overweighting in the media and technology sectors. These are two areas in which there have been mixed signals, rather than clear signs of growth. Within media, our long-standing positions in cable television stocks had a disappointing first half due to market concerns of increasing competition from satellite and telecom companies. Weakness among our technology positions resulted from concerns over the viability of the tech upturn, which impacted even some of our niche companies in the space.

An intensive research process

The Fund’s over- and under-weightings relative to the benchmark are the result of where our investment process finds value in the market. A key step in this process is determining a PMV for a company we are considering — that is, determining the price we would be willing to pay if we were acquiring the whole company. We look for companies whose current stock valuations are between 50% and 60% of their PMV.

We spend much of our time talking to and visiting with the management teams of the companies we own or in which we are interested in investing. These conversations help us to understand the company, its management strategy, and the industry in which it competes.

An example of private market value at work

American Eagle Outfitters is one example of a stock that we bought late in 2003 based on our PMV approach. This teen apparel retailer had experienced mediocre financial performance for the past several years in the face of a crowded field chasing the same fickle teen customer. Through a comprehensive qualitative and quantitative analysis of the company, we established a PMV in the mid 20’s for the stock. In November 2003, the company announced a management reorganization and communicated a new product strategy that appeared to offer a catalyst for future growth. At that time, the stock was near $15, or 60% of our PMV. Given the combination of a future catalyst and appropriate stock price, we made an investment. Sales for Christmas 2003 were less disappointing than had been expected, and spring 2004 sales were quite strong.

As it appeared the company’s new strategy was working, earnings estimates for American Eagle rose. Our estimate of the company’s PMV also increased as its financial results improved. By early April, the company reported strong March sales and our PMV for the company’s stock had risen to over $30 for 2005. The actual stock price had risen to $28, a gain of 71% for the year — and 90% of our new PMV. Given that the stock’s price was very close to our estimate of its full value, we decided to sell the stock at that time. Three months later, at the end of the second quarter, the stock’s price was still below $29. Thus, we would have gained very little by continuing to hold the stock, and by selling it we gave the Fund the benefit of three months in which we were able to redirect those assets toward more advantageous opportunities.

Optimism tempered by uncertainty

We remain optimistic about the economy and the equity market in general, though one certainty we have is that the uncertain environment will continue throughout 2004. There are many questions on the economic, international, and political front, but unfortunately, no quick answers.

While we wait, we will remain focused on the factors we can control: sticking to our time-tested investment style, diversifying the Fund within industry groups to manage our risk, and striving to bring you investment results that we will be proud of.

We thank you for your continued investment and confidence in the Strong Advisor Common Stock Fund.

Richard T. Weiss	Ann M. Miletti
Portfolio Co-Manager	Portfolio Co-Manager

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Class A1
1-year	14.25%
5-year	3.91%
10-year	11.92%
Since Fund Inception (12-29-89)	14.42%

Class A, excluding sales load
1-year	21.22%
5-year	5.15%
10-year	12.59%
Since Fund Inception (12-29-89)	14.89%

Class B1
1-year	15.25%
5-year	4.15%
10-year	12.16%
Since Fund Inception (12-29-89)	14.60%

Class C1
1-year	19.25%
5-year	4.49%
10-year	11.98%
Since Fund Inception (12-29-89)	14.30%

Class Z2
1-year	21.45%
5-year	5.45%
10-year	12.95%
Since Fund Inception (12-29-89)	15.28%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

Because smaller companies often have narrower markets and limited financial resources, investments in these stocks present more risk than investments in those of larger, more established companies.

Growth of an Assumed $10,000 Investment†

from 12-29-89 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap® Index and the Lipper Mid-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class Z shares only; performance for other classes will vary due to differences in fee structures.

Performance Information: 1Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund’s Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of the Class A shares is restated to reflect the load and the different expenses of the Class A shares, as applicable. The performance of the Class B shares is restated to reflect the contingent deferred sales charge, the different expenses of the Class B shares, and the conversion to Class A shares after eight years, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. Please consult a prospectus for information about all share classes.

From time to time, the Fund’s performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund’s asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

General: 2The Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus.

Definitions: **The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Mid-Cap Core Funds Category. Source of the Russell Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper. It is not possible to invest directly in an index.

Strong Advisor Mid Cap Growth Fund

For the first six months of 2004, growth stocks participated in the stock market’s modest upward move. The Strong Advisor Mid Cap Growth Fund was no exception, with the Class Z shares recording a return of 5.31% for the six months ended June 30, 2004. This figure did, however, lag the return of the Fund’s broad-based benchmark, the Russell Midcap Index, which returned 6.67% over the same period. For the six months, the value style of investing slightly outperformed the Fund’s growth style.

Sectors driving performance

Positive contributors to the Fund’s performance came from the energy and consumer sectors of the market. Energy stocks benefited from a strong pricing environment in the face of rising fuel costs. Performance within the consumer area was particularly strong among the Internet, education, and retail industries.

Holdings that were weaker for the Fund came primarily from the health care and technology sectors. Within health care, generic drug stocks were particularly hit hard; over the course of the six months, the environment for some of these companies held by the Fund became more competitive. Weakness among technology stocks was most notable within the software and communications industries.

Studying companies closely

We believe that earnings and revenue growth are key factors in determining stock prices. Therefore, we focus a great deal of our stock-selection process on finding stocks that are experiencing — or have solid potential to experience — above-average growth in revenue and earnings. While identifying stocks that are experiencing this growth is essential, what matters even more in our investment strategy is determining which companies have growth trends that are sustainable versus those which will only be short-lived.

To sort out the long-term winners from the disappointments, we employ thorough, hands-on research. We specifically focus on a company’s history of success in executing its strategy and the potential profitability of its business model. We also carefully consider whether the company’s strategy and operations mesh well with our overall economic view and if it is being helped or hurt by any broader secular trends.

eResearch is a company that met the previously mentioned criteria — and it proved to be an excellent holding for the Fund during the first six months of the year. eResearch sells technology that digitizes clinical data for pharmaceutical, biotechnology, and medical device companies looking to get government approval for their products. We were attracted to eResearch because we recognized its element of sustainable, above average growth, driven mostly by government guidance to digitize certain types of clinical data. We met with management on several occasions and were impressed with their positioning within the industry as well as their outstanding execution history.

When we decide to sell a stock, our decision-making criteria are essentially the opposite of our buying criteria. We may sell a stock when we see deterioration in its fundamental qualities that may threaten the sustainability of a company’s existing or prospective growth. Conditions that could give us grounds for concern may include, but are not limited to, changes we see in the economy, a new competitive threat, or a change in management personnel or direction.

Our approach to the second half

Our outlook for the next few months remains upbeat. We anticipate that interest rates and inflation will both remain relatively low and that growth in jobs and corporate earnings are likely to remain at healthy levels. We will, however, expect to be carefully monitoring these factors. The outcome of the presidential election in November could have important investment implications, so we anticipate closely watching developments on that front. In the meantime, we intend to continue to seek out the fastest-growing companies that we believe fit within the framework of our investment process.

We thank you for your continued investment in the Strong Advisor Mid Cap Growth Fund.

Brandon Nelson
Portfolio Manager

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Class A1
1-year	10.56%
5-year	–4.55%
Since Fund Inception (12-31-96)	3.58%

Class A, excluding sales load
1-year	17.28%
5-year	–3.42%
Since Fund Inception (12-31-96)	4.41%

Class B1
1-year	11.34%
5-year	–4.51%
Since Fund Inception (12-31-96)	3.82%

Class C1
1-year	15.34%
5-year	–4.04%
Since Fund Inception (12-31-96)	3.82%

Class Z2
1-year	17.14%
5-year	–3.40%
Since Fund Inception (12-31-96)	4.54%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

Growth of an Assumed $10,000 Investment†

from 12-31-96 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap® Index and the Lipper Mid-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class Z shares only; performance for other classes will vary due to differences in fee structures.

Performance Information: 1Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund’s Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of Class A shares is restated to reflect the load and the different expenses of the Class A shares, as applicable. The performance of the Class B and Class C shares are restated to reflect the contingent deferred sales charge and the different expenses of the Class B and Class C shares, as applicable. Please consult a prospectus for information about all share classes.

From time to time, the Fund’s performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund’s asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

General: 2The Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus.

Definitions: **The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Mid-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Mid-Cap Growth Funds Category. Source of the Russell Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper. It is not possible to invest directly in an index.

Strong Advisor Small Cap Value Fund

The Strong Advisor Small Cap Value Fund Class Z rose 6.01% during the six months ending June 30, 2004. The performance fell short of the Fund’s broad-based benchmark, the Russell 2000 Index, which had a return of 6.76% during the same time span.

Stock selection in sectors such as health care, industrials, and energy helped lead to the Fund’s year-to-date performance. In health care, two particularly strong contributors to results were US Oncology, which delivers cancer-treatment services to health care providers, and Beverly Enterprises, an elder care company that owns and operates 373 facilities in the U.S. and has been aggressively reorganizing its business by shedding unprofitable properties.

An overweighted position in energy stocks also helped returns, with companies such as Range Resources Corporation benefiting from rising prices and increased production. The oil and gas explorer, primarily located in the southwest and Gulf Coast, reported improved net income. Our investment team believes the portfolio’s energy stocks are undervalued, and therefore, anticipate improved performance in the latter half of 2004.

The less-successful performance from certain names in the materials and financials sectors counterbalanced those positive results. Much of the Fund’s underperformance in materials happened in the second quarter of 2004, when we saw particularly sluggish results from metals and mining stocks. We believe, however, that many of our metals and mining holdings are undervalued and could rebound in the second half of the year.

In the processing sector, despite excellent end-market demand, shares of GrafTech International underperformed because sharply higher costs for energy and petroleum-based raw materials caused some moderation in 2004 earnings expectations. However, supply for GrafTech’s graphite electrodes remains tight and the prospects for further price increases in 2005 are good. Also, shares of Apex Silver Mines and other metals-related companies faltered, in response to news that China was increasing interest rates and, therefore, throttling back demand for resources and raw materials. Contrary to this, we believe that China’s action should help to maintain more sustainable growth in demand for raw material inputs, for a longer period of time than might otherwise be the case.

At the end of the period, we remained significantly underweighted in the financials area because we believed that many of these stocks, especially banks, could face a difficult business environment if interest rates continue to rise. The interest rate hike at the end of June caused pressure on financial firms with interest rate exposure. In a rising rate environment, traditional banks and mortgage companies tend to experience reduced profitability.

Quantitative and fundamental analysis

In managing the Fund, we follow a multidimensional screening process. We use quantitative analysis to narrow the field but spend most of our time on fundamental research. In particular, we try to identify some dynamics for change that are not already reflected in the price of the stocks. This can be a new management team, new business plan, a new product, industry consolidation, or any number of other developments that could favorably influence a company’s prospects.

Future challenges

Equity markets are likely to be challenged by a variety of factors, including geopolitics and the continued threat of terrorism, the prospect of further interest-rate hikes from the Federal Reserve Board, and the November presidential election. We do, however, believe the Fund is well positioned to perform favorably in this type of market climate. Many of the sectors that have added value to the Fund in the past, such as energy and materials, could be poised to perform well in the upcoming market environment because of their low valuations relative to their peers. We also are looking for small caps to continue to outperform, as we believe that they remain underrepresented in most investors’ portfolios.

Thank you for your investment in the Strong Advisor Small Cap Value Fund.

I. Charles Rinaldi
Portfolio Manager

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Class A1
1-year	29.74%
5-year	17.99%
Since Fund Inception (12-31-97)	17.08%

Class A, excluding sales load
1-year	37.66%
5-year	19.40%
Since Fund Inception (12-31-97)	18.15%

Class B1
1-year	31.64%
5-year	18.45%
Since Fund Inception (12-31-97)	17.47%

Class C1
1-year	35.57%
5-year	18.68%
Since Fund Inception (12-31-97)	17.49%

Class Z2
1-year	37.88%
5-year	19.64%
Since Fund Inception (12-31-97)	18.41%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

Because smaller companies often have narrower markets and limited financial resources, investments in these stocks present more risk than investments in those of larger, more established companies.

Growth of an Assumed $10,000 Investment†

from 12-31-97 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000® Index and the Lipper Small-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class Z shares only; performance for other classes will vary due to differences in fee structures.

Performance Information: 1Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund’s Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of the Class A shares is restated to reflect the load and the different expenses of the Class A shares, as applicable. The performance of the Class B and Class C shares are restated to reflect the contingent deferred sales charge and the different expenses of the Class B and Class C shares, as applicable. Please consult a prospectus for information about all share classes.

From time to time, the Fund’s performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund’s asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

General: 2The Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus.

Definitions: **The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Small-Cap Core Funds Category. Source of the Russell Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper. It is not possible to invest directly in an index.

Strong Advisor U.S. Value Fund

The Strong Advisor U.S. Value Fund was able to outperform its broad-based index, the S&P 500 Index, during the past six months. The Fund’s Class Z shares returned 4.57%, while the S&P 500 Index returned 3.44%.

For the first half of 2004, most sectors of the stock market performed positively, thanks to an improving economy and better company fundamentals. Both trends proved more influential than the negative influences of higher interest rates, higher oil prices, and continued terrorist threats. Against this backdrop, small-cap stocks outperformed mid-cap stocks, and mid caps outperformed large caps. Also, value stocks outperformed their growth counterparts during the past six months. Because the market tended to favor value stocks, and because we were willing to own mid-cap stocks not generally found in the S&P 500, the Fund was able to beat its benchmark.

“At the right price and at the right time”

In managing the Strong Advisor U.S. Value Fund, our philosophy is to buy “the right company at the right price and at the right time.” Using this philosophy, we spend the majority of our management time and effort conducting thorough company-by-company research. Such a process served us well during the past six months, as a significant portion of the Fund’s gains could be attributed to the strength of our individual stock selection — especially in the financial sector and, more specifically, the insurance industry.

Although the Fund’s sector weightings are generated not by design, but as a direct result of the individual companies we choose for the portfolio, in hindsight we can detect some interesting trends from the past six months. For example, we see that the Fund was most significantly underweighted in the information technology and financial sectors. We pared back our technology weighting starting in 2003, when we believed that investors were becoming excessively optimistic about the sector’s growth potential and bidding up valuations to unwarranted levels. This underweighting helped the Fund’s performance during the first half of 2004 after tech stocks significantly underperformed the broad market during the year.

Meanwhile, we de-emphasized the companies in the financial sector because of our belief that very few investments in this area of the market offered compelling valuations. For example, regional banks enjoyed strong performance during the bear market of 2001 and 2002 and kept pace during the 2003 bull market. As a result, it has become more difficult to find attractively valued companies in this space. In addition, Fund holdings Bank One, Charter One Financial, and Provident Financial Group all were acquired or agreed to be acquired during the past six months. These acquisitions helped performance, as well as caused our weighting in bank stocks to decline further.

Value in utilities

Our bottom-up stock selection approach also generated an increased emphasis on utility stocks during the past six months. We saw the utility sector as one of the few attractively valued parts of the market. Furthermore, the sector was currently unpopular with many investors, who were concerned about rising interest rates — a concern we believe is overstated — and generally more interested in chasing higher-risk, higher-reward-potential names.

We also decreased the Fund’s weighting in energy stocks. As the period progressed and many of the energy holdings in the portfolio approached intrinsic value, we trimmed our position in the sector. Also contributing to this decision was our belief that oil and natural gas prices had risen faster than their long-term fundamentals warranted.

Focused on value

After the stock market’s impressive performance in 2003, it has become increasingly difficult to find companies available at attractive valuations. In keeping with our management philosophy, we will continue to conduct rigorous research to attempt to find the right companies at the right price and the right time. We believe that our emphasis on attractively valued stocks, as well as our focus on managing the portfolio’s risk, will continue to serve our shareholders well in 2004 and beyond.

Thank you for your investment in the Strong Advisor U.S. Value Fund.

Robert J. Costomiris
Portfolio Manager

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Class A1
1-year	15.11%
5-year	–0.29%
Since Fund Inception (12-29-95)	9.50%

Class A, excluding sales load
1-year	22.17%
5-year	0.90%
Since Fund Inception (12-29-95)	10.27%

Class B1
1-year	16.14%
5-year	–0.19%
Since Fund Inception (12-29-95)	9.60%

Class C1
1-year	20.12%
5-year	0.22%
Since Fund Inception (12-29-95)	9.55%

Class K1
1-year	22.60%
5-year	1.32%
Since Fund Inception (12-29-95)	10.70%

Class Z2
1-year	22.13%
5-year	0.96%
Since Fund Inception (12-29-95)	10.47%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

Growth of an Assumed $10,000 Investment†

from 12-29-95 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (“S&P 500”) and the Lipper Large-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class Z shares only; performance for other classes will vary due to differences in fee structures.

Performance Information: 1Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund’s Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of the Class A shares is restated to reflect the load and the different expenses of the Class A shares. The performance of the Class B and Class C shares are restated to reflect the contingent deferred sales charge and the different expenses of the Class B and Class C shares, as applicable. The performance of Class K shares prior to December 31, 2001, is based on the Fund’s Class Z shares’ performance.

Please consult a prospectus for information about all share classes.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

General: 2The Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus.

Definitions: **The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Value Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Strong Advisor Endeavor Large Cap Fund

During the first half of 2004, the Strong Advisor Endeavor Large Cap Fund Class A gained 5.56%, outpacing its broad-based benchmark, the S&P 500 Index, which rose 3.44%. The Fund was positioned to take advantage of the continued strength in economic and corporate profit growth. As a result, the Fund’s return was heavily influenced by solid stock picking among health care, industrial, and information technology sectors.

“Surrounding” our investments

Our approach to portfolio management relies on the careful selection of individual securities through collaborative research. We strive to “surround” each company that we consider for investment. In other words, our team of portfolio managers and analysts interviews not only the companies’ management, but also its competitors, suppliers, and customers. We want to acquire unique insights to support — or reject, in the cases of companies that do not meet our strict requirements — our investment thesis for each individual stock.

Our investment process also emphasizes financial analysis, including a careful review of corporate income statements, as well as the assets on corporate balance sheets. We believe that a company’s balance sheet provides the best way to forecast that business’s future results. We are especially interested in determining the sources of revenue and earnings. We also pay close attention to cash flow and how much investment will be required to generate future cash flow and earnings growth.

Opportunities in Teva and Tyco

Applying our approach, we reviewed a number of potential investment opportunities in the health care sector during the period. As our research progressed, we became concerned about the lack of new products forthcoming by many large-cap pharmaceutical companies, as well as about the considerable number of drugs due to lose their patent protection in the near future. Accordingly, we maintained little exposure to these “name-brand” pharmaceutical businesses. Instead we built a position in Teva Pharmaceutical, the world’s leading developer and manufacturer of generic drugs as well as a supplier of a growing line of branded drugs.

We believe Teva has an outstanding competitive position, as the company dominates the generic drug market in the United States. In addition, Teva’s management team has shown a consistent ability to execute its business strategy, made evident by the company’s track record of stable and diversified earnings. Furthermore, Teva has an impressive pipeline of upcoming products, with over 80 applications for new drugs pending regulatory approval in the U.S. alone. The company also has shown success with its branded drug offerings, such as Copaxone, well on its way to becoming the leading treatment for multiple sclerosis in the United States. Thanks to these strong business trends, Teva has been able to produce solid revenue and earnings growth, and the stock was a significant contributor to the Fund’s performance during the past six months.

We used a similarly careful analysis to increase our position in Tyco International, a company recently beset by a number of questions about its accounting and corporate governance practices. As we started evaluating Tyco after the company installed a new senior management team, we began to see evidence of a significant cultural and financial transformation. Thanks to its new leadership, Tyco has moved from a struggling organization into a company that is increasingly recognized for its impressive cash-flow-generation potential. We grew confident in Tyco’s ability to generate growth through its market-leading positions in health care, fire and security products, and electronics. During the past six months, our position in this stock provided a strong contribution to the Fund’s returns.

Market shift ahead?

We are looking for the second half of 2004 to be a more challenging environment for the market than the first half was. As corporate profits continue to grow, the rate of growth will eventually slow down as companies find it more difficult to surpass prior results. Also, the expectation for further increases in interest rates will place a cap on equity valuations — leaving only limited additional upside potential, in our view. In this environment, we expect the market to begin to reward higher-quality companies with highly predictable earnings and recurring revenues.

Thank you for your investment in the Strong Advisor Endeavor Large Cap Fund. We sincerely appreciate the trust you have placed in us.

Thomas J. Pence
Portfolio Manager

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Class A1
1-year	16.41%
Since Fund Inception (9-28-01)	0.97%

Class A, excluding sales load
1-year	23.58%
Since Fund Inception (9-28-01)	3.17%

Class B1
1-year	17.86%
Since Fund Inception (9-28-01)	1.20%

Class C1
1-year	21.86%
Since Fund Inception (9-28-01)	2.60%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

Growth of an Assumed $10,000 Investment†

from 9-28-01 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (“S&P 500”) and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other share classes will vary due to differences in fee structures and sales charges.

Performance Information: 1Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. Please consult a prospectus for information about all share classes.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Definitions: **The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. Source of the S&P 500 Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Strong Advisor Focus Fund

The Strong Advisor Focus Fund Class A has had a very good start to 2004, returning 8.85% versus 3.44% for the S&P 500 Index, its broad-based benchmark.

Taking advantage of a dynamic market

The strongest impact on the market during the first half of the year was continued greater-than-anticipated corporate earnings growth. The other main variable influencing the market during the first half of the year was the anticipation of the Federal Reserve’s reversal of its current accommodative short-term interest rate stance. We feel the portfolio is positioned for this occurrence.

The Fund continued to have allocations in economically sensitive sectors such as technology and in specific long-term growth opportunities tied to the consumer. Moreover, as a hybrid of these two sectors, we have positions in stocks with dynamic growth prospects based on business models tied to the Internet. Within the health care sector, we have found some exciting individual stocks, but have found many of the larger-capitalization stocks to have lackluster growth prospects.

While value styles did outperform growth in the period, we were able to benefit from opportunistic investments in equities of high-quality, fast-growing growth stocks.

Research nets new stocks

Stock-specific, proprietary research continues to be at the heart of our portfolio process. We devote many hours to screening for the fastest growing public companies in the economy that also seem to have the best chances for sustained growth. Once we identify these companies on paper, we hit the phones and the road to accumulate data from meetings and conversations with the companies themselves, their customers, their suppliers, and their competitors.

Sometimes a better investment idea comes from this confirmatory research than the original stock idea that generated the analysis. Once a stock makes it into the portfolio this process doesn’t halt, it is dynamic. We constantly research to recheck our theses, while taking into account the opportunity cost of not owning other growth stocks. We do not ignore the macros as they can provide strong headwinds or tailwinds to company specific growth. We also monitor our portfolio risk on many levels including sector allocations.

PETsMART is a good example of the fruits of this process. The company is addressing a growth area in the economy; consumer expenditures on pets. It is also taking market share within its category and its growth opportunities have been continually underestimated. Furthermore, while doing research on PETsMART’s growth potential and the duration of that growth, we have found other exciting growth stocks to add to the portfolio, including Tractor Supply Company.

Looking ahead

Our near-term outlook can be described as optimistic. While we expect short-term interest rates to rise to a more historic level, we are encouraged that the yield curve remains steep, signaling the market’s expectations for continued economic growth. Within this pretext, there are plenty of exciting opportunities to invest in growth stocks. We thank you for your continued support and investment.

Thomas C. Ognar
Portfolio Manager

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Class A1
1-year	18.12%
3-year	–7.62%
Since Fund Inception (11-30-00)	–12.71%

Class A, excluding sales load
1-year	25.38%
3-year	–5.76%
Since Fund Inception (11-30-00)	–11.26%

Class B1
1-year	19.85%
3-year	–7.78%
Since Fund Inception (11-30-00)	–12.97%

Class C1
1-year	23.85%
3-year	–6.24%
Since Fund Inception (11-30-00)	–11.80%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility and market pressure than a fully diversified fund.

Growth of an Assumed $10,000 Investment†

from 11-30-00 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (“S&P 500”) and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary due to differences in fee structures and sales charges.

Performance Information: 1Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. Please consult a prospectus for information about all share classes.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Definitions: **The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Multi-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Growth Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper. It is not possible to invest directly in an index.

Strong Advisor International Core Fund

The Strong Advisor International Core Fund Class A returned 5.11% during the six months ended June 30, 2004. This result modestly beat the Fund’s benchmark, the MSCI EAFE Index, which returned 4.56% during the same time frame.

This relative outperformance can primarily be attributed to strong results from some of the Fund’s large holdings. As global investors became more risk-averse in the first half of 2004, they increasingly favored high-quality, defensive growth stocks. Those investments that did best tended to have consistent sales and earnings growth, strong balance sheets, and strong leadership — the same types of qualities we favor for the portfolio. Among the names that met these criteria and helped our performance during the past six months were Tesco, the United Kingdom-based food retailer; Essilor, a French optical-supplies manufacturer; Canon, the Japanese imaging solutions giant; and Autoliv, a Swedish maker of automotive-safety equipment.

These positive results were partially counterbalanced by weakness in the Fund’s country allocation. In particular, the Fund was hurt by exposure to Brazilian and South African metals and mining stocks, which fell sharply in response to commodity prices correcting from recent peaks. Overweight positions in Hong Kong and Singapore also detracted from performance, although the underweight exposure to the U.K. market did help results.

Change in investor sentiment

World stock market performance was mixed during the past six months, reflecting a shift from the “risk seeking” investor attitude in 2003. The first quarter of 2004 was characterized by continued optimism surrounding global economic expansion and corporate earnings growth. Asia — especially China and Japan — was the prime beneficiary of this sentiment.

During the second quarter, however, investors grew increasingly sensitive to geopolitical and economic risks. Continued tensions in the Middle East, high oil prices, and early signs of a slowdown in China dampened stock investors’ enthusiasm. Against this backdrop, Europe’s markets posted the stronger returns, while Asian stock markets tumbled as investors sold securities to lock in profits.

Asian opportunities

During the past year, Asia, especially China, has been a key region for global investors. China’s fast-growing economy has led to strong demand for goods and services, and the country’s low-cost manufacturing base and growing “middle class” of consumers has generated strong export growth from such countries as Japan and Germany. It also has generated new sources of demand for the world’s major multinational companies.

Although the Fund had no direct investment in China, it did benefit from its economic growth by owning companies such as Japan’s Komatsu, a construction-equipment firm that supplies heavy machinery for China’s infrastructure development needs. We also had previously identified the metals and mining sector as a beneficiary of China’s demand for raw materials, leading to positions in companies including Australia-based BHP Billiton and Brazil-based Companhia Vale do Rio Doce (CVRD).

China’s high growth potential, however, comes with a high degree of risk. It was reasonable to assume that China’s economy would eventually slow down — as it did late in the period — and that companies and markets supplying the country would feel an eventual negative impact. In response to this concern, we reduced our holdings in Komatsu and eliminated our U.K.-based Anglo American position.

Japan was an important factor for the Fund’s performance during the past six months. Among the world’s largest stock markets, Japan’s turned in the best performance during the period, even after a second quarter correction. After a decade-long recession, the country’s economy has been enjoying a strong recovery as consumer and business spending, along with export growth, have increased. The Fund’s holdings in Japan were balanced among large exporters such as Toyota Motor and Hitachi, companies tied to increases in consumer spending such as department stores Hankyu and Daimaru, and economically sensitive industrials including Kansai Paint and East Japan Railway.

Moderate returns ahead?

Stocks are expected to deliver moderate returns in 2004, against a backdrop of continued economic expansion and moderate inflation. At current levels, global equities appear reasonably valued. Further gains are likely to come if corporate earnings can meet or exceed realistic investor expectations. In this environment, we continue to favor companies showing improved profitability and with the best prospects for increased sales growth. We also are favoring those companies offering investors an attractive valuation relative to their history and their competitors.

Thank you for your investment in the Strong Advisor International Core Fund.

Stacey Ho	Katherine Schapiro
Portfolio Co-Manager	Portfolio Co-Manager

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Class A1,2
1-year	19.56%
Since Fund Inception (9-28-01)	5.23%

Class A, excluding sales load
1-year	26.90%
Since Fund Inception (9-28-01)	–11.26%

Class B1,2
1-year	22.08%
Since Fund Inception (9-28-01)	6.19%

Class C1,2
1-year	26.27%
Since Fund Inception (9-28-01)	7.50%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund’s share price is expected to be more volatile than that of a U.S.-only fund. These risks are generally intensified for investments in emerging markets.

Growth of an Assumed $10,000 Investment†

from 9-28-01 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE”) and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other share classes will vary due to differences in fee structures and sales charges.

Performance Information: 1Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

2 The Fund’s Class A, B, and C shares have a redemption fee of 1.00% against shares that are held 30 calendar days or fewer after purchase. Performance data does not reflect the deduction of this fee, which, if reflected, would reduce the performance.

Please consult a prospectus for information about all share classes.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Definitions: **The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The Lipper International Funds Index is the average of the 30 largest funds in the Lipper International Funds Category. These funds invest assets in securities with primary trading markets outside of the United States. Source of the MSCI EAFE Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper. It is not possible to invest directly in an index.

Strong Advisor Select Fund

During the first half of 2004, the Strong Advisor Select Fund Class A gained 9.45%, decisively outpacing its broad-based benchmark, the S&P 500 Index, which rose 3.44%. As the profit recovery continued, the Fund was positioned in holdings that delivered strong earnings growth relative to the broad market. Specifically, the Fund benefited from very strong security selection within health care, consumer discretionary, and information technology sectors.

Careful research and financial analysis

Our approach to portfolio management relies on the careful selection of individual securities through collaborative research. We strive to “surround” each company that we consider for investment. In other words, our team of portfolio managers and analysts interviews not only the companies’ management, but also their competitors, suppliers, and customers. We want to acquire unique insights to support — or reject, in the cases of companies that fail to meet our strict requirements — our investment thesis for each individual stock. The Fund takes particular advantage of this process, as we limit the number of portfolio holdings to what we believe are our best 30 to 40 investment ideas.

Our investment process also emphasizes financial analysis, including a careful review of corporate income statements, as well as the assets on corporate balance sheets. We believe that analyzing a company’s balance sheet provides the best way to forecast the business’s future results. We are especially interested in determining the sources of a company’s revenue and earnings. We also pay close attention to cash flow and how much investment will be required to generate future cash flow and earnings growth.

Opportunities in Yahoo! and Tyco

Applying our approach, we built a position in Yahoo!, a provider of Internet consumer and business services. Yahoo!’s business strength is driven by branded advertising. Our research led us to conclude that many companies plan to increase advertising spending in the near future. Furthermore, corporations appear to be particularly attracted to Internet advertising, especially since consumers now view 15% of their media content online. More and more advertisers, in fact, have been looking to the Internet as an effective alternative to traditional television advertising, which has been hurt by declining ratings and the proliferation of digital video recorders.

At the time of our research, we saw Yahoo! as very well positioned to take advantage of this shift in advertising spending. With 40% of Internet users using Yahoo!’s search function, the company enjoys strong brand recognition and a large user base. Yahoo! also is beginning to realize the benefit of offering a full suite of advertising products, including increasingly lucrative “paid search” advertising. Finally, we believed Yahoo! could continue to benefit from growth opportunities overseas; the company has been investing heavily to enter and take market share from less-sophisticated, regional Internet portals.

We used a similarly careful analysis to increase our position in Tyco International, which was recently beset by a number of questions about its accounting and corporate governance practices. As we started evaluating Tyco after the company installed a new senior management team, we began to see evidence of a significant cultural and financial transformation. Thanks to its new leadership, Tyco has moved from a struggling organization into a company that is increasingly recognized for its impressive cash-flow-generation potential. We grew confident in Tyco’s ability to generate growth through its market-leading positions in health care, fire and security products, and electronics. During the past six months, our position in this stock provided a strong contribution to the Fund’s returns.

A tougher market ahead?

Although corporate earnings and profitability are expected to continue to rise, we believe that stock valuations are already reflecting these likely trends. Thus, we are looking for gains from this point to be produced by a select group of high-quality stocks with predictable earnings. Against this backdrop, we plan to focus on companies with promising opportunities to reinvest in their business to produce stable revenue and profit growth, and the ability to keep prices high in a competitive business environment.

Thank you for your investment in the Strong Advisor Select Fund. We sincerely appreciate the trust you have placed in us.

Thomas J. Pence	Erik J. Voss
Portfolio Co-Manager	Portfolio Co-Manager

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Class A1
1-year	26.03%
3-year	–1.25%
Since Fund Inception (12-29-00)	–4.09%

Class A, excluding sales load
1-year	33.77%
3-year	0.72%
Since Fund Inception (12-29-00)	–2.46%

Class B1
1-year	27.94%
3-year	–1.37%
Since Fund Inception (12-29-00)	–4.10%

Class C1
1-year	31.74%
3-year	–0.01%
Since Fund Inception (12-29-00)	–3.16%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility and market pressure than a fully diversified fund.

Growth of an Assumed $10,000 Investment†

from 12-29-00 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index (“S&P 500”) and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary due to differences in fee structures and sales charges.

Performance Information: 1Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. Please consult a prospectus for information about all share classes.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Performance Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Definitions: **The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Multi-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Growth Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Strong Advisor Technology Fund

After a strong year for technology stocks in 2003, the sector fell into the doldrums in the first half of 2004. Primarily for this reason, the Strong Advisor Technology Fund underperformed its broad-based benchmark, the S&P 500 Index. The Fund’s Class A shares posted a return of -7.40% for the six months ended June 30, 2004, while the Index returned 3.44% for the same period.

A weaker environment for technology

The overall market climate started the year with a strong tone, but soon moved into what was essentially a sideways trading pattern that persisted for the remainder of the first half. Concerns about the continued conflict in Iraq, the uncertainty surrounding a presidential election, higher than expected inflation rates (especially with respect to oil prices), and a sentiment that world economic growth may be slowing all weighed on the equity markets.

Technology stocks, which are cyclical in nature, typically perform best when macroeconomic political factors are positive, so the change in market temperament was especially difficult for stocks in the sector to weather. Semiconductor and software stocks were particularly weak toward the end of the six months.

Our larger emphasis on smaller-cap technology stocks during the first half of the year also contributed to the Fund’s underperformance. The fund was structured this way to benefit from a continuation of the strong economic environment we experienced in the second half of 2003. Our outlook continues to be positive for this area of the market as we believe smaller-caps currently present more attractive investment opportunities than large-caps in the tech sector.

Our approach to the tech sector

In the Fund, we seek to maintain a balance among the various subsectors that make up the technology universe: semiconductors and related equipment, software, computer hardware and storage, business services, and biotechnology. We seek to identify the companies within each subsector that we believe have the best fundamental qualities and are positioned to outperform. To this end, we look for companies with above-average growth prospects, strong intellectual property, excellent management teams, and achievable financing plans.

Although we do seek to keep a balanced representation of all major subsectors, our bottom-up, stock selection process, rather than a rigid, top-down asset allocation program, primarily drives the portfolio’s makeup. At this point, the software subsector is somewhat underrepresented in the portfolio, primarily because a severe downturn in that industry has left few companies that meet our rigorous fundamental criteria.

In choosing stocks for the portfolio, we employ a relative valuation technique. The key element of this strategy is looking at a stock’s PEG ratio. This figure represents the relationship of a company’s price/earnings ratio — a key measure that indicates how expensive a stock is relative to the earnings the company generates — to its projected five-year compound annual growth rate. We are interested in finding companies with favorable PEG ratios — that is, those that are positioned to deliver attractive levels of growth and offer reasonable valuations.

One example of the type of company that meets our selection criteria is eBay, which was one of the best-performing stocks in the portfolio for the first half of the year. Since the company’s formation, eBay has been able to successfully execute its business plan and has now become the U.S. standard for online merchandise trading. Its management team is outstanding.

The company’s business model not only scales across different markets (for example, it is now the largest online wholesaler of cars), but also expands geographically — with similar success around the globe. The company continues to gain market share and has become a legitimate threat to conventional store-based retailers. The company is self-financed (which, among other things, should help to insulate it from rising interest rates). This array of strong fundamental qualities should, we believe, position the company for further success.

Our outlook for the coming months

In our view, the outlook for technology stocks for the remainder of the year is positive, assuming that the economic recovery continues into 2005. The outlook for the main technology end markets — PCs, wireless telephony, and the Internet — continues to be good with respect to the number of units sold.

The main technology supertrend that we see is the convergence of the personal computer and consumer electronics industries. The companies that master this climate of change should be able to dominate technology spending over the next five years. We believe we have already identified many of these companies. Given the rapidity of change in the technology realm, however, we will continue to vigilantly monitor the market and be prepared to make shifts as conditions warrant.

Thank you for your investment in the Strong Advisor Technology Fund.

James B. Burkart
Portfolio Manager

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Class A1
1-year	15.63%
3-year	–9.15%
Since Fund Inception (11-30-00)	–11.35%

Class A, excluding sales load
1-year	22.64%
3-year	–7.33%
Since Fund Inception (11-30-00)	–9.87%

Class B1
1-year	17.60%
3-year	–9.08%
Since Fund Inception (11-30-00)	–11.37%

Class C1
1-year	21.28%
3-year	–7.52%
Since Fund Inception (11-30-00)	–10.35%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

The Fund concentrates its assets in the technology market sector. As a result, the Fund’s shares are likely to fluctuate in value more than those of a fund investing in a broader range of securities.

Growth of an Assumed $10,000 Investment†

from 11-30-00 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (“S&P 500”) and the Lipper Science and Technology Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary due to differences in fee structures and sales charges.

Performance Information: 1Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. Please consult a prospectus for information about all share classes.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Definitions: **The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Science and Technology Funds Index is the average of the 30 largest funds in the Lipper Science and Technology Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper. It is not possible to invest directly in an index.

Strong Advisor U.S. Small/Mid Cap Growth Fund

After a very strong year for the Fund in 2003, the first half of 2004 was more difficult. For the six months ended June 30, 2004, the Strong Advisor U.S. Small/Mid Cap Growth Fund Class A returned -0.80%, placing it behind its broad-based benchmark, the Russell Midcap Index, which returned 6.67% for the same period. The Fund’s underperformance occurred primarily in the year’s first quarter. During the second quarter, the Fund’s performance was more closely in line with the benchmark.

Factors in our performance

There were two primary factors driving the Fund’s underperformance. The first reason was tied to the overall state of the economy. There was a general contraction of stock valuations that took place in January and February, as weak economic data caused many investors to question the strength of the recovery, and thus to lose some confidence in stocks’ growth prospects. Then, in the second quarter, the economy began to pick up steam. In response, the Federal Reserve signaled that it was ready to raise short-term interest rates to help keep the economy from overheating and to help keep inflation in check. Higher interest rates have traditionally hurt the fastest-growing companies — the type we favor for this portfolio — the most.

The other reason for the Fund’s underperformance was a result of certain stock selections we made with respect to the hospice services area, which accounted for two of our largest positions. One company that provided tremendous returns last year, Odyssey HealthCare, unexpectedly lowered its guidance on its fourth-quarter earnings. This event hurt not only this company’s stock price, but also those of other companies in the industry. The cost to our overall returns was over one percentage point. We have subsequently sold both of our holdings in this area, as the outlook remains uncertain.

On a broader note, the highest-growth areas of the market, such as technology, significantly underperformed more defensive sectors, such as energy. On the whole, value style stocks outperformed growth stocks.

Positioned for a stronger economy

Entering 2004, we did not make any substantial changes to our overall positioning from 2003; the portfolio remained poised to benefit from an improving business environment and increasing consumer confidence. This positioning appears to still be appropriate, as we are now seeing an American economy that continues to gain strength. Despite sluggish job growth early in 2004, recent data indicated the economy added more than 300,000 jobs in March alone. This continued into the second quarter.

Manufacturing orders and retail spending have also been strong so far this year. The vast majority of companies we speak with are expressing solid optimism about their businesses. Although the potential for further interest-rate increases during the year remains, we believe this trend presents limited risk to the companies in the portfolio. This is because we look for companies with little debt, and we have also significantly underweighted stocks from the financial sector, which could face the most volatility from rising rates. In the short term, it is true that some stocks may fluctuate in value due to interest-rate concerns. In the longer view, however, we believe profit growth ultimately drives stock performance and that this Fund’s portfolio of high-quality, fast-growing companies should be able to do well in this environment.

Our outlook

Now that the Federal Reserve has raised short-term rates, we think the worst of the resulting volatility is behind us. Normally, small-cap growth stocks appreciate in value after one or two Federal Reserve rate hikes — and we anticipate that is all it will take to cool down the economy. We expect to see strong corporate earnings in the upcoming quarters as well. Given that we believe many stocks have been taken down to reasonable valuations, we believe such earnings improvements could help to drive prices higher, which could help the small-cap growth sector to perform well in the second half of the year.

Thank you for your investment in the Strong Advisor U.S. Small/Mid Cap Growth Fund.

Thomas L. Press
Portfolio Manager

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Class A1
1-year	15.50%
Since Fund Inception (3-28-02)	2.02%

Class A, excluding sales load
1-year	22.52%
Since Fund Inception (3-28-02)	4.73%

Class B1
1-year	17.41%
Since Fund Inception (3-28-02)	3.00%

Class C1
1-year	21.38%
Since Fund Inception (3-28-02)	4.73%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

Because smaller companies often have narrower markets and limited financial resources, investments in these stocks present more risk than investments in those of larger, more established companies.

Growth of an Assumed $10,000 Investment†

from 3-28-02 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap® Index and the Lipper Small-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary due to differences in fee structures and sales charges.

Performance Information: 1Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. Please consult a prospectus for information about all share classes.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Definitions: **The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Small-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Small-Cap Growth Funds Category. Source of the Russell Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper. It is not possible to invest directly in an index.

Strong Advisor Utilities and Energy Fund

The Strong Advisor Utilities and Energy Fund Class A returned 5.05% for the six months ended June 30, 2004. That placed slightly ahead of its broad-based benchmark, the S&P 500 Index, which returned 3.44% for the same period.

A mix of positives and negatives

Several market factors drove the Fund’s performance during the first half of the year. Positive investor sentiment was fueled by relatively attractive dividends paid by stocks that were among our portfolio holdings. We also benefited from holding stocks that were able to capitalize on rising natural gas and crude oil prices. Increasing demand for fuel in Asia, political instability in Venezuela and Nigeria, and Iraqi instability all contributed to the high price of oil.

With changes to the tax treatment of certain dividends paid by utility and energy companies, these stocks gained after-tax appeal to investors that helped to support their share prices.

Although there were many positive factors supporting the performance of stocks in the portfolio, stocks were overwhelmed by many forces. Robust economic news, especially favorable employment data, sparked fears accompanying interest-rate hikes. Four years of abnormally low rates were ushered out with a vengeance in April, which saw a sharp sell-off of bonds and stocks from interest-rate sensitive sectors, particularly utilities. The Fund was able to weather this interest-rate storm, however, as a consequence of having allocated more than half of its assets to cash and sectors that are less sensitive to rising interest rates, including energy and gas utilities.

A look at sectors

Our allocation of assets to various market sectors is based on fundamental research and remains crucial to the performance of this Fund. We adjusted the portfolio’s sector weightings to reflect what we believe are currently four important investment themes: rising interest rates, commodity price inflation, global terrorism, and proposed federal energy legislation. All of these themes influenced the market in the first half of 2004, though we anticipate that they will be less active in the remainder of the year.

A brief overview of these themes may be helpful. The widely anticipated quarter percentage point interest-rate increase by the Federal Reserve Board was, as we have noted, preceded by a reflexive sell-off in interest-rate sensitive sectors, including utilities. This somewhat emotional, but predictable market reaction gave us the opportunity to add to our holdings among financially strong companies at lower prices than we could have found earlier. It also allowed us to increase our holdings in the electric utility sector at reasonable valuations.

Commodity price inflation was most evident in the oil and natural-gas sectors. The major integrated oil companies such as ExxonMobil and BP, exploration and production companies Devon Energy and Anadarko Petroleum, and particularly refiner Ashland, all contributed significantly to the Fund’s performance. Global crude oil prices exceeded $40 per barrel, with analysts estimating that $10 of that figure represents a premium attributable to fear of terrorist activity interrupting supply. The portfolio was overweighted, relative to the benchmark, in energy and gas utilities throughout the first half of the year; performance benefited accordingly.

The fourth theme, energy legislation — specifically the prospect of repeal of the Public Utility Holding Company Act — was not a factor over the period. The energy bill remained stalled in Congress.

We have encountered these types of unfavorable market forces in previous market cycles throughout our 44-year investment history. We do not allow our research focus to be distracted by the daily market concerns that make headlines. Rather, we keep our eye on dividends and dividend policy, which enables our analysts and portfolio managers to identify financially strong companies that are growing earnings with good positive cash flows and capable, shareholder-oriented management. These qualities will, in our opinion, continue to enhance investment performance over the coming quarters and the foreseeable future.

Looking ahead to the second half

With the market volatility and the initial Federal Reserve interest rate increase of the second quarter having passed, we may selectively increase the Fund’s exposure to downtrodden electric utilities and reduce our exposure to the high-flying energy sector. High-quality utilities, given their ability to improve their earnings and dividends, historically recover after adjusting to new interest-rate environments.

We thank you for your continued investment in the Strong Advisor Utilities and Energy Fund.

William A. Ferer	Mark D. Luftig
Portfolio Co-Manager	Portfolio Co-Manager

William H. Reaves	Ronald J. Sorenson
Portfolio Co-Manager	Portfolio Co-Manager

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Class A1
1-year	7.87%
Since Fund Inception (7-31-02)	3.86%

Class A, excluding sales load
1-year	14.45%
Since Fund Inception (7-31-02)	7.12%

Class B1
1-year	8.99%
Since Fund Inception (7-31-02)	4.63%

Class C1
1-year	13.02%
Since Fund Inception (7-31-02)	6.62%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

The Fund concentrates its assets in the utilities and energy sectors. As a result, the Fund’s shares are likely to fluctuate in value more than those of a Fund investing in a broader range of securities.

Growth of an Assumed $10,000 Investment†

from 7-31-02 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (“S&P 500”) and the Lipper Utility Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary due to differences in fee structures and sales charges.

Performance Information: 1Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. Please consult a prospectus for information about all share classes.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Definitions: **The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Utility Funds Index is the average of the 30 largest funds in the Lipper Utility Funds Category. The funds invest primarily in utility shares. Source of the S&P 500 Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper. It is not possible to invest directly in an index.

Strong Advisor Large Company Core Fund

The S&P 500 generally marked time in the first half of 2004, trading in a fairly tight range. Various groups within the market also seemed aimless as value and growth stocks performed basically in-line with one another while small-cap stocks only slightly bested their large- and mid-cap counterparts. The Strong Advisor Large Company Core Fund Class A produced a year-to-date gain of 2.78% in this environment, moderately below the 3.44% return of its broad-based benchmark, the S&P 500 Index.

A three-step investment process

We believe that the foundation for long-term performance is best built one stock at a time from the bottom up. Our process evaluates each individual candidate for inclusion in the portfolio and emphasizes three main attributes. First, we look for improving company fundamentals and earnings quality, which we define as the proportion of earnings that are based on cash flow and not on management’s estimations and forecasts. Next, we look for a strategy that is trying to maximize the long-term value of the business, which we characterize as the present value of the future net cash flows available to the owners of the corporation. Finally, we want to buy securities at a discount to what we feel they are worth. In order to determine this fair value, we use multiple valuation tools, including both absolute and relative value metrics. After building the portfolio in this manner — from the ground up — we apply a suite of risk controls to better understand the portfolio exposures in order to reduce risk for our shareholders.

Applying this process, the Fund owned a position in Alcon, the world’s largest eye-care company and a stock that contributed to results during the past six months. Alcon makes and markets a wide variety of ophthalmic products, including pharmaceuticals, surgical equipment, and contact lens solutions. Since the company’s 2002 spin-off from food giant Nestlé, Alcon has taken advantage of its impressive research-and-development program and vast marketing presence in over 180 countries to earn a worldwide market share of more than 25%. The strength of the firm’s economic model has allowed for this growth while generating over $1 billion in free cash flow after research investments. Furthermore, the company plans to spend over $2 billion on new-product development over the next five years — cause for further optimism, we believe.

A stock we favored but that did not perform well during the past six months was Amdocs, a leading provider of billing and customer-relationship-management software and services to telecommunications companies. The market has punished this stock over short-term concerns that we feel are immaterial to the long-term value of the underlying business. In our view, industry fundamentals appear to be improving, and we believe Amdocs, given its market-leading technology and strong industry relationships, is well positioned to benefit. Also, the firm’s high profitability and low capital intensity allows it to kick off more than $300 million annually — free cash flow that should add to Amdocs value and help limit downside risk. Given these factors, we believe the stock offers a favorable risk-reward profile and thus, we have continued to hold this investment.

Questions and opportunities

Many questions in the broad equity market remain unanswered. Will the new Iraqi government be able to establish order and strike a blow against organized terrorism? Can the Federal Reserve balance the need to subdue inflation without slowing the economy too much? What uncertainties will the election bring? What impact will higher energy prices have on consumers?

The good news is that uncertainties lower the multiple that must be paid to purchase Corporate America and can set the stage for better returns in the future. The fact of the matter remains that the economy is growing and corporate cash flow has been surging, strengthening balance sheets and possibly financing a coming capital spending cycle.

Whatever the future holds, the Fund will stand ready, searching for unappreciated opportunities, one company at a time. We thank you for your continued investment in the Strong Advisor Large Company Core Fund.

Eric F. Crigler
Portfolio Manager

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Class A1,2
1-year	8.50%
5-year	0.48%
Since Fund Inception (11-3-97)	3.89%

Class A, excluding sales load
1-year	15.13%
5-year	1.67%
Since Fund Inception (11-3-97)	4.82%

Class B1
1-year	9.07%
5-year	0.35%
Since Fund Inception (11-3-97)	3.84%

Class C1
1-year	13.07%
5-year	0.74%
Since Fund Inception (11-3-97)	3.84%

Class K1
1-year	15.63%
5-year	1.92%
Since Fund Inception (11-3-97)	5.01%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

Growth of an Assumed $10,000 Investment†

from 11-3-97 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (“S&P 500”) and the Lipper Large-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary due to differences in fee structures and sales charges.
To equalize time periods, the indices’ performances were prorated for the month of November 1997.

Performance Information: 1Average annual total returns for Class A shares include the effect of the maximum sales charge of 5.75%, which was first charged on 9-17-99 and are based on the performance of the Rockhaven Fund’s Class A shares (the predecessor Fund) prior to 9-16-02. Average annual total returns for Class B shares include the effect of the applicable contingent deferred sales charge, which is 5.00% in year 1 and is eliminated after year 6, and are based on the performance of the Rockhaven Fund’s Class A shares from inception through 9-15-02, restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable, and the historical performance of the Fund’s Class A shares from 9-16-02 to 9-30-02. Average annual total returns for Class C shares include the effect of the applicable contingent deferred sales charge, which is 1.00%, and is eliminated after 12 months and are based on the performance of the Rockhaven Fund’s Class A shares from inception through 9-15-02, restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable, and the historical performance of the Fund’s Class A shares from 9-16-02 to 9-30-02. The performance of the Class K shares is based on the performance of the Rockhaven Fund’s Class A shares from inception through 9-15-02, and the historical performance of the Fund’s Class A shares from 9-16-02 to 9-30-02, and does not reflect the Fund’s maximum sales charge of 5.75%, which was charged from 9-17-99 through 9-30-02.

2 The Fund’s Class A shares have a redemption fee of 1.00% against shares that are held 360 calendar days or fewer after purchase. Performance data does not reflect the deduction of this fee, which, if reflected, would reduce the performance.

Please consult a prospectus for information about all share classes.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Definitions: **The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Core Funds Category. Source of the S&P 500 Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper. It is not possible to invest directly in an index.

SCHEDULES OF INVESTMENTS IN SECURITIES	June 30, 2004 (Unaudited)

STRONG ADVISOR COMMON STOCK FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 95.0%
Apparel - Shoes & Related Manufacturing 1.3%
Reebok International, Ltd.	540,000	$19,429,200
Banks - Super Regional 2.0%
Fifth Third Bancorp	325,000	17,478,500
Marshall & Ilsley Corporation	300,000	11,727,000

		29,205,500
Banks - West/Southwest 1.6%
City National Corporation	350,000	22,995,000
Building - Heavy Construction 1.1%
Jacobs Engineering Group, Inc. (b) (f)	395,000	15,555,100
Chemicals - Specialty 1.5%
Lonza Group AG (CHF) (h)	425,000	21,625,031
Commercial Services - Leasing 1.6%
Ryder Systems, Inc.	570,000	22,839,900
Computer - Data Storage 1.4%
Seagate Technology (b) (f)	1,400,000	20,202,000
Computer - Integrated Systems 1.2%
Symbol Technologies, Inc. (f)	1,225,000	18,056,500
Computer - IT Services 4.0%
Affiliated Computer Services, Inc. Class A (b)	405,000	21,440,700
BearingPoint, Inc. (b)	1,940,000	17,207,800
Unisys Corporation (b)	1,400,000	19,432,000

		58,080,500
Computer - Software Design 1.8%
Mentor Graphics Corporation (b) (f)	1,675,000	25,912,250
Computer Software - Enterprise 2.2%
Business Objects SA Sponsored ADR (b) (f)	900,000	20,367,000
Citrix Systems, Inc. (b)	550,000	11,198,000

		31,565,000
Computer Software - Medical 1.1%
WebMD Corporation (b) (f)	1,685,000	15,704,200
Containers 1.8%
Pactiv Corporation (b)	1,040,000	25,937,600
Cosmetics - Personal Care 1.6%
International Flavors & Fragrances, Inc.	630,000	23,562,000
LIFE TIME FITNESS, Inc. (b)	2,700	56,700

		23,618,700
Diversified Operations 2.7%
Carlisle Companies, Inc. (f)	390,600	24,314,850
SPX Corporation (f)	325,000	15,093,000

		39,407,850
Electronics - Contract Manufacturing 1.6%
Solectron Corporation (b)	3,565,000	23,065,550
Electronics - Miscellaneous Components 0.7%
Rockwell Automation, Inc.	276,000	10,352,760
Electronics - Semiconductor Manufacturing 3.8%
Advanced Micro Devices, Inc. (b) (f)	1,175,000	18,682,500
Fairchild Semiconductor Corporation Class A (b)	1,080,000	17,679,600
SanDisk Corporation (b) (f)	920,000	19,954,800

		56,316,900
Finance - Equity REIT 0.8%
Apartment Investment & Management Company Class A	380,000	11,829,400
Finance - Publicly Traded Investment Funds - Equity (Non 40 Act) 1.4%
Biotech HOLDRs Trust (f)	145,000	21,235,250
Financial Services - Miscellaneous 0.2%
The Bisys Group, Inc. (b)	199,600	2,806,376
Household - Appliances 1.2%
Maytag Corporation (f)	710,000	17,402,100
Insurance - Brokers 1.3%
Arthur J. Gallagher & Company	630,000	19,183,500
Insurance - Diversified 1.3%
Genworth Financial, Inc. Class A (b) (f)	835,000	19,163,250
Insurance - Property/Casualty/Title 3.7%
MBIA, Inc.	290,000	16,564,800
RenaissanceRe Holdings, Ltd. (f)	370,000	19,961,500
The St. Paul Travelers Companies, Inc.	442,000	17,918,680

		54,444,980
Internet - E*Commerce 1.2%
InterActiveCorp (b) (f)	575,000	17,330,500
Internet - Software 1.1%
DoubleClick, Inc. (b) (f)	2,130,000	16,550,100
Leisure - Toys/Games/Hobby 1.5%
Mattel, Inc.	1,185,000	21,626,250
Machinery - General Industrial 1.5%
Roper Industries, Inc. (f)	375,000	21,337,500
Media - Cable TV 4.4%
Cablevision Systems New York Group Class A (b)	1,150,000	22,597,500
Cox Communications, Inc. Class A (b)	735,000	20,425,650
The DIRECTV Group, Inc. (b)	1,218,083	20,829,219

		63,852,369
Media - Newspapers 1.0%
Dow Jones & Company, Inc. (f)	340,000	15,334,000
Media - Radio/TV 1.3%
Liberty Media Corporation Class A (b)	2,105,000	18,923,950
Medical - Biomedical/Biotechnology 3.2%
Celgene Corporation (b) (f)	435,000	24,908,100
Medimmune, Inc. (b)	965,000	22,581,000

		47,489,100
Medical - Ethical Drugs 1.2%
Biovail Corporation International (b) (f)	935,000	17,746,300
Medical - Products 1.1%
Valeant Pharmaceuticals International (f)	775,000	15,500,000

STRONG ADVISOR COMMON STOCK FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Medical/Dental - Services 2.2%
Omnicare, Inc. (f)	490,000	$20,976,900
Pharmaceutical Product Development, Inc. (b)	376,700	11,967,759

		32,944,659
Medical/Dental - Supplies 1.3%
Hillenbrand Industries, Inc.	310,000	18,739,500
Metal Ores - Miscellaneous 1.4%
Alcoa, Inc.	645,000	21,304,350
Oil & Gas - Drilling 3.3%
Nabors Industries, Ltd. (b)	423,000	19,128,060
Noble Corporation (b)	760,000	28,796,400

		47,924,460
Oil & Gas - Machinery/Equipment 1.8%
Smith International, Inc. (b)	485,000	27,043,600
Oil & Gas - United States Exploration & Production 5.4%
Apache Corporation	620,000	27,001,000
Burlington Resources, Inc.	775,000	28,039,500
EOG Resources, Inc.	405,000	24,182,550

		79,223,050
Pollution Control - Services 1.6%
Republic Services, Inc.	830,000	24,020,200
Retail - Department Stores 2.8%
Kohl’s Corporation (b)	445,000	18,814,600
Saks, Inc.	1,500,000	22,500,000

		41,314,600
Retail - Home Furnishings 1.4%
Design Within Reach, Inc. (b)	2,700	44,361
Williams-Sonoma, Inc. (b)	630,000	20,764,800

		20,809,161
Retail - Leisure Product 2.7%
Barnes & Noble, Inc. (b) (f)	610,000	20,727,800
The Sports Authority, Inc. (b) (f)	535,000	19,206,500

		39,934,300
Retail - Restaurants 1.3%
Outback Steakhouse, Inc.	455,000	18,818,800
Retail - Super/Mini Markets 1.6%
The Kroger Company (b)	1,270,000	23,114,000
Retail/Wholesale - Auto Parts 1.4%
Advanced Auto Parts, Inc. (b)	455,000	20,101,900
Telecommunications - Wireless Equipment 2.3%
Nokia Corporation Sponsored ADR	1,070,000	15,557,800
UTStarcom, Inc. (b) (f)	610,000	18,452,500

		34,010,300
Telecommunications - Wireless Services 1.7%
Sprint Corporation	1,388,900	24,444,640
Transportation - Airline 1.0%
Continental Airlines, Inc. Class B (b) (f)	1,315,000	14,951,550
Utility - Electric Power 1.4%
Reliant Resources, Inc. (b) (f)	1,925,000	20,847,750

Total Common Stocks (Cost $1,052,026,420)		1,391,171,286

Preferred Stocks 1.4%
Media - Cable TV
News Corporation, Ltd. Sponsored ADR	605,000	19,892,400

Total Preferred Stocks (Cost $18,689,044)		19,892,400

Short-Term Investments (a) 9.3%
Collateral Received for Securities Lending 6.2%
Navigator Prime Portfolio	91,631,247	91,631,247
Repurchase Agreements (c) 3.1%
ABN AMRO Inc. (Dated 6/30/04), 1.40%, Due 7/01/04 (Repurchase proceeds $43,101,676); Collateralized by: United States Government & Agency Issues	$43,100,000	43,100,000
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $1,916,940); Collateralized by: United States Government & Agency Issues	1,916,900	1,916,900

		45,016,900

Total Short-Term Investments (Cost $136,648,147)		136,648,147

Total Investments in Securities (Cost $1,207,363,611) 105.7%		1,547,711,833
Other Assets and Liabilities, Net (5.7%)		(83,840,613)

Net Assets 100.0%		$1,463,871,220

STRONG ADVISOR MID CAP GROWTH FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 96.7%
Auto/Truck - Original Equipment 1.1%
Eaton Corporation	11,000	$712,140
Beverages - Soft Drinks 1.9%
Cott Corporation (b)	38,000	1,231,200
Building - Resident/Commercial 1.3%
Centex Corporation	13,400	613,050
Ryland Group, Inc.	3,000	234,600

		847,650
Chemicals - Specialty 0.6%
Airgas, Inc.	16,000	382,560
Commercial Services - Miscellaneous 1.0%
Jackson Hewitt Tax Service, Inc. (b)	36,500	638,750
Commercial Services - Schools 1.5%
Career Education Corporation (b)	21,000	956,760
Computer - IT Services 0.5%
Acxiom Corporation	12,000	297,960
Computer - Local Networks 3.1%
Juniper Networks, Inc. (b)	14,292	351,154
Polycom, Inc. (b)	72,300	1,620,243

		1,971,397
Computer - Manufacturers 1.5%
Apple Computer, Inc. (b)	30,000	976,200

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	June 30, 2004 (Unaudited)

STRONG ADVISOR MID CAP GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Computer - Peripheral Equipment 2.1%
Silicon Storage Technology, Inc. (b)	18,000	$185,400
Zebra Technologies Corporation (b)	13,500	1,174,500

		1,359,900
Computer Software - Desktop 0.7%
Adobe Systems, Inc.	10,000	465,000
Computer Software - Education/Entertainment 2.0%
Electronic Arts, Inc. (b)	24,000	1,309,200
Computer Software - Medical 2.4%
eResearch Technology, Inc. (b)	55,500	1,554,000
Computer Software - Security 0.5%
Symantec Corporation (b)	7,000	306,460
Cosmetics - Personal Care 0.0%
LIFE TIME FITNESS, Inc. (b)	100	2,100
Electronics - Contract Manufacturing 0.4%
Flextronics International, Ltd. (b)	16,000	255,200
Electronics - Military Systems 0.8%
L-3 Communications Corporation	8,000	534,400
Electronics - Scientific Measuring 4.0%
PerkinElmer, Inc.	62,600	1,254,504
Waters Corporation (b)	28,000	1,337,840

		2,592,344
Electronics - Semiconductor Manufacturing 2.8%
Broadcom Corporation Class A (b)	19,000	888,630
Marvell Technology Group, Ltd. (b)	32,800	875,760

		1,764,390
Energy - Other 3.1%
Arch Coal, Inc.	22,400	819,616
Massey Energy Company	41,000	1,156,610

		1,976,226
Finance - Consumer/Commercial Loans 2.1%
AmeriCredit Corporation (b)	53,000	1,035,090
Providian Financial Corporation (b)	19,000	278,730

		1,313,820
Finance - Investment Brokers 1.7%
Legg Mason, Inc.	12,000	1,092,120
Finance - Mortgage & Related Services 2.1%
Doral Financial Corporation	39,000	1,345,500
Finance - Savings & Loan 1.4%
Westcorp	20,000	909,000
Financial Services - Miscellaneous 2.1%
Alliance Data Systems Corporation (b)	8,000	338,000
CheckFree Corporation (b)	14,000	420,000
First Marblehead Corporation (b)	15,000	603,900

		1,361,900
Household - Consumer Electronics 1.5%
Harman International Industries, Inc.	10,200	928,200
Internet - E*Commerce 1.1%
University of Phoenix Online (b)	7,700	674,443
Internet - Internet Content 2.2%
Ask Jeeves, Inc. (b)	19,000	741,570
FindWhat.com (b)	5,000	115,700
InfoSpace, Inc. (b)	15,000	570,600

		1,427,870
Internet - Network Security/Solutions 0.8%
Digital River, Inc. (b)	15,000	489,450
Leisure - Gaming/Equipment 3.3%
International Game Technology	29,000	1,119,400
Station Casinos, Inc.	20,000	968,000

		2,087,400
Leisure - Hotels & Motels 0.7%
Marriott International, Inc. Class A	9,000	448,920
Machinery - General Industrial 1.0%
IDEX Corporation	19,500	669,825
Medical - Biomedical/Biotechnology 1.5%
Biogen Idec, Inc. (b)	15,000	948,750
Medical - Ethical Drugs 1.1%
Allergan, Inc.	6,000	537,120
Eyetech Pharmaceuticals, Inc. (b)	4,100	175,972

		713,092
Medical - Generic Drugs 1.4%
Impax Laboratories, Inc. (b)	12,000	232,560
Teva Pharmaceutical Industries, Ltd. ADR (f)	10,000	672,900

		905,460
Medical - Health Maintenance Organizations 4.9%
Coventry Health Care, Inc. (b)	13,000	635,700
Molina Healthcare, Inc. (b)	10,000	381,800
Sierra Health Services, Inc. (b)	29,000	1,296,300
WellChoice, Inc. (b)	20,500	848,700

		3,162,500
Medical - Products 4.2%
C.R. Bard, Inc.	6,000	339,900
INAMED Corporation (b)	15,000	942,750
Zimmer Holdings, Inc. (b)	16,000	1,411,200

		2,693,850
Medical/Dental - Services 4.9%
Caremark Rx, Inc. (b)	31,000	1,021,140
Inveresk Research Group, Inc. (b)	40,500	1,249,020
Quest Diagnostics, Inc.	10,000	849,500

		3,119,660
Medical/Dental - Supplies 1.8%
Kinetic Concepts, Inc. (b)	13,100	653,690
Mentor Corporation	14,000	480,060

		1,133,750
Oil & Gas - Drilling 0.8%
Precision Drilling Corporation (b)	11,300	542,513
Oil & Gas - Field Services 1.0%
BJ Services Company (b)	14,000	641,760
Oil & Gas - Machinery/Equipment 2.1%
Input/Output, Inc. (b)	42,400	351,496
Smith International, Inc. (b)	18,100	1,009,256

		1,360,752

STRONG ADVISOR MID CAP GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Oil & Gas - United States Exploration & Production 4.4%
EOG Resources, Inc.	7,000	$417,970
Ultra Petroleum Corporation (b)	37,000	1,381,210
XTO Energy, Inc.	32,957	981,789

		2,780,969
Retail - Clothing/Shoe 4.4%
Chicos FAS, Inc. (b)	18,000	812,880
Coach, Inc. (b)	28,000	1,265,320
The TJX Companies, Inc.	15,000	362,100
Urban Outfitters, Inc. (b)	6,000	365,460

		2,805,760
Retail - Home Furnishings 0.0%
Design Within Reach, Inc. (b)	100	1,643
Retail - Miscellaneous 3.0%
Michaels Stores, Inc.	20,000	1,100,000
PETsMART, Inc.	25,000	811,250

		1,911,250
Retail - Restaurants 3.2%
Starbucks Corporation (b)	47,000	2,043,560
Retail - Super/Mini Markets 0.5%
Whole Foods Marketing, Inc.	3,000	286,350
Retail/Wholesale - Office Supplies 0.8%
Staples, Inc.	17,000	498,270
Telecommunications - Fiber Optics 1.2%
Corning, Inc. (b)	59,000	770,540
Telecommunications - Wireless Equipment 1.0%
Research in Motion, Ltd. (b)	9,000	615,960
Telecommunications - Wireless Services 0.8%
Nextel Partners, Inc. (b)	31,000	493,520
Transportation - Truck 0.8%
J.B. Hunt Transport Services, Inc.	14,000	540,120
Trucks & Parts - Heavy Duty 1.6%
Cummins, Inc.	16,000	1,000,000

Total Common Stocks (Cost $47,691,297)		61,852,314

Short-Term Investments (a) 1.8%
Collateral Received for Securities Lending 0.2%
Navigator Prime Portfolio	112,131	112,131
Repurchase Agreements (c) 1.6%
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $1,024,221); Collateralized by: United States Government & Agency Issues	$1,024,200	1,024,200

Total Short-Term Investments (Cost $1,136,331)		1,136,331

Total Investments in Securities (Cost $48,827,628) 98.5%		62,988,645
Other Assets and Liabilities, Net 1.5%		934,255

Net Assets 100.0%		$63,922,900

STRONG ADVISOR SMALL CAP VALUE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 93.6%
Aerospace - Defense Equipment 0.2%
Evans & Sutherland Computer Corporation (b) (d)	930,743	$4,374,492
Auto/Truck - Original Equipment 0.7%
Dura Automotive Systems, Inc. (b)	807,000	7,384,050
Tower Automotive, Inc. (b)	1,678,700	6,110,468

		13,494,518
Auto/Truck - Replacement Parts 0.1%
LKQ Corporation (b)	139,700	2,588,641
Banks - Southeast 0.8%
The Colonial BancGroup, Inc.	424,100	7,705,897
Hibernia Corporation Class A	350,060	8,506,458

		16,212,355
Building - Air Conditioning & Heating Products 0.2%
York International Corporation	97,200	3,992,004
Building - Cement/Concrete/Aggregate 0.3%
U.S. Concrete, Inc. (b)	757,200	5,338,260
Building - Construction Products/Miscellaneous 0.7%
Royal Group Technologies, Ltd. (b)	1,493,100	13,482,693
Building - Heavy Construction 2.7%
Chicago Bridge & Iron Company NV	2,008,000	55,922,800
Building - Maintenance & Services 0.4%
ABM Industries, Inc.	378,510	7,369,590
Building - Paint & Allied Products 0.5%
H.B. Fuller Company	373,400	10,604,560
Chemicals - Basic 0.2%
FMC Corporation (b) (e)	117,200	5,052,492
Chemicals - Fertilizers 0.3%
Agrium, Inc.	475,300	6,915,615
Chemicals - Plastics 2.2%
Intertape Polymer Group, Inc. (b) (d)	2,640,800	20,096,488
Intertape Polymer Group, Inc. (Acquired 9/05/03; Cost $680,073) (CAD) (b) (g) (h)	93,000	717,263
PolyOne Corporation (b)	3,351,700	24,936,648

		45,750,399
Chemicals - Specialty 1.6%
OM Group, Inc. (b) (e)	976,300	32,227,663
Commercial Services - Advertising 1.2%
R.H. Donnelley Corporation (b) (e)	576,400	25,211,736
Commercial Services - Consulting 1.4%
Navigant Consulting, Inc. (b)	1,296,170	27,789,885
Commercial Services - Healthcare 0.9%
Healthcare Services Group, Inc.	620,550	9,494,415
US Oncology, Inc. (b)	659,200	9,703,424

		19,197,839
Commercial Services - Miscellaneous 0.2%
Providence Service Corporation (b)	188,150	3,535,339

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	June 30, 2004 (Unaudited)

STRONG ADVISOR SMALL CAP VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Commercial Services - Security/Safety 2.4%
Armor Holdings, Inc. (b)	301,900	$10,264,600
DHB Industries, Inc. (b) (e)	376,600	5,716,788
The Geo Group, Inc. (b) (d)	990,210	20,200,284
OSI Systems, Inc. (b)	616,510	12,287,044

		48,468,716
Commercial Services - Staffing 2.6%
CDI Corporation	220,445	7,627,397
Cross Country Healthcare, Inc. (b)	443,100	8,042,265
Kforce.com, Inc. (b) (d)	1,921,685	18,140,706
MPS Group, Inc. (b)	1,561,815	18,929,198

		52,739,566
Computer - Data Storage 0.1%
Iomega Corporation	397,710	2,219,222
Computer - Manufacturers 0.3%
Cray, Inc. (b) (e)	849,900	5,626,338
Computer Software - Enterprise 2.2%
JDA Software Group, Inc. (b) (e)	1,119,500	14,743,815
Lightbridge, Inc. (b) (d)	2,380,200	13,329,120
TIBCO Software, Inc. (b)	2,101,300	17,755,985

		45,828,920
Computer Software - Medical 1.4%
IDX Systems Corporation (b)	887,300	28,295,997
Containers 0.8%
Chesapeake Corporation	530,880	14,163,878
Constar International, Inc. (b)	542,300	2,521,695

		16,685,573
Cosmetics - Personal Care 0.0%
LIFE TIME FITNESS, Inc. (b)	3,800	79,800
Electrical - Equipment 0.2%
Encore Wire Corporation (b)	153,200	4,223,724
Electronics - Contract Manufacturing 0.5%
Celestica, Inc. (b)	560,600	11,183,970
Electronics - Miscellaneous Components 0.7%
Coherent, Inc. (b) (e)	512,300	15,292,155
Electronics - Parts Distributors 0.4%
Richardson Electronics, Ltd. (d)	662,700	7,342,716
Electronics - Scientific Measuring 0.5%
Newport Corporation (b)	594,100	9,606,597
Electronics - Semiconductor Manufacturing 2.5%
ChipPAC, Inc. Class A (b)	1,588,000	9,956,760
Cirrus Logic, Inc. (b)	2,162,400	12,996,024
Credence Systems Corporation (b)	899,225	12,409,305
TriQuint Semiconductor, Inc. (b)	1,471,820	8,036,137
Zoran Corporation (b)	451,000	8,275,850

		51,674,076
Energy - Other 0.2%
Headwaters, Inc. (b)	137,800	3,573,154
Finance - Consumer/Commercial Loans 0.3%
World Acceptance Corporation (b)	346,200	6,345,846
Finance - Equity REIT 0.6%
American Financial Realty Trust	530,900	7,586,561
Government Properties Trust, Inc.	350,200	3,659,590

		11,246,151
Finance - Investment Brokers 0.3%
Labranche & Company, Inc.	755,000	6,357,100
Food - Miscellaneous Preparation 1.5%
Del Monte Foods Company (b)	2,909,185	29,557,320
Insurance - Accident & Health 0.0%
UnumProvident Corporation	19,100	303,690
Insurance - Diversified 0.2%
Assurant, Inc.	165,600	4,368,528
Insurance - Life 0.2%
Phoenix Companies, Inc.	277,400	3,398,150
Insurance - Property/Casualty/Title 3.5%
Argonaut Group, Inc. (b)	370,400	6,826,472
Bristol West Holdings, Inc.	443,200	8,061,808
Donegal Group, Inc. Class A	231,000	4,629,240
Endurance Specialty Holdings, Ltd.	455,710	15,858,708
Mercury General Corporation	598,610	29,720,987
Montpelier Re Holdings, Ltd.	194,200	6,787,290

		71,884,505
Internet - E*Commerce 0.4%
Stamps.com, Inc. (b)	705,800	7,192,102
Internet - Internet Service Provider 1.7%
EarthLink, Inc. (b)	2,549,800	26,390,430
Net2Phone, Inc. (b)	1,992,900	9,027,837

		35,418,267
Leisure - Services 0.3%
Pegasus Solutions, Inc. (b) (e)	483,800	6,352,294
Machinery - General Industrial 1.9%
Robbins & Myers, Inc.	359,800	8,077,510
UNOVA, Inc. (b)	1,459,500	29,554,875

		37,632,385
Medical - Biomedical/Biotechnology 0.3%
CV Therapeutics, Inc. (b)	380,500	6,377,180
Medical - Generic Drugs 0.9%
Andrx Group (b) (e)	686,600	19,176,738
Medical - Nursing Homes 2.7%
Beverly Enterprises, Inc. (b)	3,961,500	34,068,900
Manor Care, Inc.	617,000	20,163,560

		54,232,460
Medical - Outpatient/Home Care 0.6%
Gentiva Health Services, Inc. (b)	756,100	12,294,186
Medical - Products 1.7%
Allied Healthcare Products, Inc. (b) (d)	926,840	4,643,468
Discovery Partners International, Inc. (b) (d)	1,872,600	9,550,260
OraSure Technologies, Inc. (b) (e)	2,093,850	20,373,161

		34,566,889
Medical - Systems/Equipment 0.9%
Applera Corporation-Applied Biosystems Group (e)	831,300	18,080,775

STRONG ADVISOR SMALL CAP VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Medical/Dental - Services 0.6%
Covalent Group, Inc. (b)	184,533	$706,761
Omnicare, Inc.	263,000	11,259,030

		11,965,791
Metal Ores - Gold/Silver 7.8%
Apex Silver Mines, Ltd. (b) (e)	2,334,500	39,803,225
Glamis Gold, Ltd. (b)	3,110,600	54,528,818
Goldcorp, Inc.	1,852,000	21,612,840
Harmony Gold Mining Company, Ltd. Sponsored ADR	2,260,500	23,938,695
Meridian Gold, Inc. (b) (e)	1,478,400	19,174,848

		159,058,426
Metal Ores - Miscellaneous 0.1%
Cleveland-Cliffs, Inc. (b) (e)	27,300	1,539,447
Metal Processing & Fabrication 0.1%
Webco Industries, Inc. (b) (d)	446,260	1,682,400
Mining - Gems 0.1%
Quadra Mining, Ltd. (CAD) (b) (h)	269,000	998,987
Oil & Gas - Drilling 3.4%
Grey Wolf, Inc. (b)	1,729,600	7,333,504
Helmerich & Payne, Inc.	599,480	15,676,402
Parker Drilling Company (b)	1,257,000	4,801,740
Pride International, Inc. (b)	1,334,000	22,824,740
Transocean, Inc. (b)	625,600	18,104,864

		68,741,250
Oil & Gas - Field Services 7.7%
BJ Services Company (b) (e)	249,200	11,423,328
Global Industries, Ltd. (b)	4,496,700	25,721,124
Key Energy Services, Inc. (b)	2,188,000	20,654,720
Layne Christensen Company (b) (d)	1,408,998	23,318,917
Matrix Service Company (b) (d)	1,536,400	14,058,060
Newpark Resources, Inc. (b)	3,098,460	19,210,452
Oceaneering International, Inc. (b) (e)	722,160	24,733,980
Petroleum Helicopters, Inc. (b)	115,245	2,218,466
Petroleum Helicopters, Inc. (non-voting) (b) (d)	178,172	3,458,319
Willbros Group, Inc. (b)	826,500	12,455,355

		157,252,721
Oil & Gas - Machinery/Equipment 1.0%
Input/Output, Inc. (b)	1,049,390	8,699,443
Smith International, Inc. (b)	206,400	11,508,864

		20,208,307
Oil & Gas - Refining/Marketing 0.1%
Frontier Oil Corporation	69,100	1,464,229
Oil & Gas - United States Exploration & Production 10.1%
Forest Oil Corporation (b) (e)	1,932,000	52,782,240
McMoRan Exploration Company (b) (d) (e)	970,300	15,117,274
Newfield Exploration Company (b)	239,800	13,366,452
Noble Energy, Inc.	485,600	24,765,600
PetroQuest Energy, Inc. (b)	467,300	1,995,371
Pioneer Natural Resources Company	374,200	13,126,936
Range Resources Corporation (d)	4,262,000	62,225,200
Remington Oil & Gas Corporation (b)	407,300	9,612,280
Stone Energy Corporation (b)	282,300	12,895,464

		205,886,817
Paper & Paper Products 1.4%
Wausau-Mosinee Paper Corporation	1,677,700	29,024,210
Pollution Control - Services 0.9%
Calgon Carbon Corporation (d)	2,621,300	17,562,710
Retail - Clothing/Shoe 1.8%
Foot Locker, Inc.	522,800	12,724,952
Payless ShoeSource, Inc. (b)	290,900	4,337,319
Too, Inc. (b)	803,800	13,423,460
The Wet Seal, Inc. Class A (b) (d)	1,304,420	6,822,117

		37,307,848
Retail - Consumer Electronics 0.4%
Circuit City Stores, Inc.	664,500	8,605,275
Retail - Home Furnishings 0.0%
Design Within Reach, Inc. (b)	3,900	64,077
Retail - Major Discount Chains 0.3%
Shopko Stores, Inc. (b)	489,180	6,917,005
Retail - Miscellaneous 0.8%
Barbeques Galore, Ltd. Sponsored ADR (d)	419,931	3,632,403
Sharper Image Corporation (b)	414,200	13,001,738

		16,634,141
Steel - Producers 4.4%
IPSCO, Inc.	897,500	20,220,675
Roanoke Electric Steel Corporation	527,550	7,174,680
Steel Dynamics, Inc. (b) (e)	1,016,410	29,099,818
United States Steel Corporation (e)	944,600	33,174,352

		89,669,525
Steel - Specialty Alloys 2.1%
Carpenter Technology Corporation	556,950	18,964,148
GrafTech International, Ltd. (b) (e)	2,368,100	24,770,326

		43,734,474
Telecommunications - Equipment 0.3%
ADC Telecommunications, Inc. (b)	2,072,600	5,886,184
Telecommunications - Services 0.6%
Cincinnati Bell, Inc. (b)	2,671,200	11,860,128
Transportation - Airline 1.1%
Linea Aerea Nacional Chile SA Sponsored ADR	1,119,200	21,600,560
Transportation - Services 0.3%
EGL, Inc. (b)	266,360	7,085,176
Transportation - Truck 0.8%
Covenant Transport, Inc. Class A (b) (d)	887,700	15,170,793
Overnite Corporation	61,000	1,793,400

		16,964,193

Total Common Stocks ($1,353,925,760)		1,908,399,852

Short-Term Investments (a) 6.3%
Repurchase Agreements (c)
ABN AMRO Inc. (Dated 6/30/04), 1.40%, Due 7/01/04 (Repurchase proceeds $126,104,904); Collateralized by: United States Government & Agency Issues	$126,100,000	126,100,000
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $2,192,446); Collateralized by: United States Government & Agency Issues	2,192,400	2,192,400

Total Short-Term Investments (Cost $128,292,400)		128,292,400

Total Investments in Securities (Cost $1,482,218,160) 99.9%		2,036,692,252
Other Assets and Liabilities, Net 0.1%		2,956,755

Net Assets 100.0%		$2,039,649,007

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	June 30, 2004 (Unaudited)

STRONG ADVISOR SMALL CAP VALUE FUND (continued)

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of period	23,272	$7,981,388
Options written during the period	35,209	10,557,723
Options closed	(48,234)	(16,316,559)
Options expired	(1,600)	(276,258)
Options exercised	(1,772)	(689,115)

Options outstanding at end of period	6,875	$1,257,179

WRITTEN CALL OPTIONS DETAIL

	Contracts (100 shares per contract)	Value (Note 2)
Andrx Group
(Strike Price is $30.00. Expiration date is 8/20/04. Premium received is $13,700.)	100	$(7,000)
(Strike Price is $25.00. Expiration date is 9/17/04. Premium received is $40,699.)	100	(37,000)
Apex Silver Mines, Ltd.
(Strike Price is $17.50. Expiration date is 8/20/04. Premium received is $18,300.)	150	(16,875)
(Strike Price is $17.50. Expiration date is 10/15/04. Premium received is $9,100.)	50	(9,125)
(Strike Price is $20.00. Expiration date is 10/15/04. Premium received is $21,899.)	150	(12,375)
(Strike Price is $22.50. Expiration date is 10/15/04. Premium received is $10,200.)	100	(3,500)
Applera Corporation-Applied Biosystems Group
(Strike Price is $20.00. Expiration date is 9/17/04. Premium received is $9,400.)	100	(23,250)
BJ Services Company
(Strike Price is $47.50. Expiration date is 10/15/04. Premium received is $93,198.)	350	(92,750)
Cleveland-Cliffs, Inc.
(Strike Price is $55.00. Expiration date is 7/16/04. Premium received is $10,950.)	50	(13,000)
Coherent, Inc.
(Strike Price is $30.00. Expiration date is 8/20/04. Premium received is $17,861.)	200	(29,500)
Cray, Inc.
(Strike Price is $7.50. Expiration date is 9/17/04. Premium received is $45,499.)	500	(16,250)
DHB Industries, Inc.
(Strike Price is $12.50. Expiration date is 7/16/04. Premium received is $96,798.)	400	(109,000)
(Strike Price is $15.00. Expiration date is 7/16/04. Premium received is $33,599.)	400	(39,000)
FMC Corporation
(Strike Price is $35.00. Expiration date is 7/16/04. Premium received is $109,396.)	200	(163,000)
(Strike Price is $30.00. Expiration date is 10/15/04. Premium received is $102,696.)	100	(132,500)
Forest Oil Corporation
(Strike Price is $25.00. Expiration date is 8/20/04. Premium received is $38,548.)	150	(39,750)
GrafTech International, Ltd.
(Strike Price is $10.00. Expiration date is 9/17/04. Premium received is $16,800.)	200	(26,500)
JDA Software Group, Inc.
(Strike Price is $12.50. Expiration date is 8/20/04. Premium received is $11,700.)	100	(12,250)
McMoRan Exploration Company
(Strike Price is $15.00. Expiration date is 8/20/04. Premium received is $30,517.)	200	(27,500)
(Strike Price is $17.50. Expiration date is 11/19/04. Premium received is $11,248.)	100	(9,250)
Meridian Gold, Inc.
(Strike Price is $15.00. Expiration date is 10/15/04. Premium received is $11,100.)	150	(7,125)
OM Group, Inc.
(Strike Price is $35.00. Expiration date is 10/15/04. Premium received is $25,199.)	225	(55,125)
Oceaneering International, Inc.
(Strike Price is $30.00. Expiration date is 10/15/04. Premium received is $31,699.)	100	(52,000)
(Strike Price is $35.00. Expiration date is 10/15/04. Premium received is $11,200.)	100	(22,250)
OraSure Technologies, Inc.
(Strike Price is $10.00. Expiration date is 8/20/04. Premium received is $16,800.)	200	(13,500)
(Strike Price is $10.00. Expiration date is 10/15/04. Premium received is $85,784.)	850	(89,250)
Pegasus Solutions, Inc.
(Strike Price is $10.00. Expiration date is 7/16/04. Premium received is $15,247.)	100	(31,000)
R.H. Donnelley Corporation
(Strike Price is $45.00. Expiration date is 11/19/04. Premium received is $63,398.)	200	(47,500)
(Strike Price is $50.00. Expiration date is 11/19/04. Premium received is $37,550.)	300	(20,250)
Steel Dynamics, Inc.
(Strike Price is $22.50. Expiration date is 8/20/04. Premium received is $84,248.)	250	(152,500)
(Strike Price is $25.00. Expiration date is 8/20/04. Premium received is $48,399.)	200	(79,000)
(Strike Price is $30.00. Expiration date is 8/20/04. Premium received is $22,099.)	200	(18,500)
United States Steel Corporation
(Strike Price is $30.00. Expiration date is 7/16/04. Premium received is $13,350.)	50	(26,250)
(Strike Price is $35.00. Expiration date is 8/20/04. Premium received is $22,699.)	100	(22,500)
(Strike Price is $35.00. Expiration date is 10/15/04. Premium received is $26,299.)	150	(50,250)

	6,875	$(1,506,375)

STRONG ADVISOR U.S. VALUE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 99.2%
Aerospace - Defense 3.0%
General Dynamics Corporation	9,000	$893,700
Lockheed Martin Corporation	24,400	1,270,752
Raytheon Company	225,000	8,048,250

		10,212,702
Auto Manufacturer 0.5%
General Motors Corporation (f)	38,100	1,775,079
Banks - Midwest 0.3%
Provident Financial Group, Inc.	27,000	1,065,420
Banks - Money Center 4.3%
Bank of America Corporation	80,000	6,769,600
The Bank of New York Company, Inc.	35,000	1,031,800
Citigroup, Inc.	148,500	6,905,250

		14,706,650
Banks - Northeast 0.7%
Banknorth Group, Inc.	55,000	1,786,400
Peoples Bank (f)	17,100	532,665

		2,319,065
Banks - Southeast 0.5%
Compass Bancshares, Inc.	37,000	1,591,000
Banks - Super Regional 5.8%
Bank One Corporation	57,000	2,907,000
KeyCorp (f)	41,600	1,243,424
Mellon Financial Corporation	28,000	821,240
National City Corporation	36,500	1,277,865
Regions Financial Corporation (b)	46,000	1,681,300
SouthTrust Corporation	39,600	1,536,876
U.S. Bancorp	92,800	2,557,568
Wachovia Corporation	67,100	2,985,950
Wells Fargo & Company	81,000	4,635,630

		19,646,853
Beverages - Alcoholic 0.2%
Anheuser-Busch Companies, Inc.	13,000	702,000
Beverages - Soft Drinks 0.4%
Coca-Cola Enterprises, Inc.	43,000	1,246,570
Building - Maintenance & Services 1.8%
The ServiceMaster Company (f)	490,000	6,036,800
Building Products - Wood 0.7%
Georgia-Pacific Corporation	13,000	480,740
Weyerhaeuser Company	31,200	1,969,344

		2,450,084
Chemicals - Basic 0.8%
The Dow Chemical Company	40,000	1,628,000
PPG Industries, Inc.	15,300	956,097

		2,584,097
Commercial Services - Miscellaneous 0.5%
ARAMARK Corporation Class B	48,000	1,380,480
Automatic Data Processing, Inc.	9,000	376,920

		1,757,400
Computer - IT Services 1.5%
International Business Machines Corporation	48,400	4,266,460
Unisys Corporation (b)	70,100	972,988

		5,239,448
Computer - Manufacturers 0.9%
Hewlett-Packard Company	150,000	3,165,000
Computer Software - Desktop 1.5%
Microsoft Corporation	180,000	5,140,800
Computer Software - Enterprise 0.1%
Oracle Systems Corporation (b)	27,000	322,110
Cosmetics - Personal Care 1.0%
Kimberly-Clark Corporation	11,000	724,680
The Procter & Gamble Company	46,000	2,504,240

		3,228,920
Diversified Operations 5.6%
E.I. Du Pont de Nemours & Company	50,631	2,249,029
Emerson Electric Company	27,900	1,773,045
General Electric Company	260,000	8,424,000
ITT Industries, Inc.	16,000	1,328,000
Loews Corporation	40,000	2,398,400
SPX Corporation	25,000	1,161,000
United Technologies Corporation	17,200	1,573,456

		18,906,930
Finance - Equity REIT 1.2%
Apartment Investment & Management Company Class A	77,000	2,397,010
Equity Office Properties Trust	30,000	816,000
Equity Residential Properties Trust	27,000	802,710

		4,015,720
Finance - Investment Brokers 0.0%
Piper Jaffray Companies, Inc. (b) (f)	928	41,973
Finance - Savings & Loan 0.6%
Washington Mutual, Inc.	50,000	1,932,000
Financial Services - Miscellaneous 0.6%
American Express Company	38,000	1,952,440
Food - Meat Products 0.1%
Tyson Foods, Inc. Class A (f)	18,000	377,100
Food - Miscellaneous Preparation 5.7%
Campbell Soup Company	20,000	537,600
ConAgra, Inc.	60,000	1,624,800
Del Monte Foods Company (b)	733,000	7,447,280
Kraft Foods, Inc. Class A	221,900	7,029,792
Sara Lee Corporation	115,000	2,643,850

		19,283,322
Household - Housewares 0.1%
Newell Rubbermaid, Inc.	17,000	399,500
Insurance - Accident & Health 0.8%
AFLAC, Inc.	65,000	2,652,650
Insurance - Brokers 0.2%
Marsh & McLennan Companies, Inc.	12,600	571,788
Insurance - Diversified 2.3%
American International Group, Inc.	58,500	4,169,880
Manulife Financial Corporation (f)	29,039	1,176,080
Principal Financial Group, Inc.	25,300	879,934
Prudential Financial, Inc.	34,100	1,584,627

		7,810,521
Insurance - Life 0.3%
Lincoln National Corporation	25,000	1,181,250

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	June 30, 2004 (Unaudited)

STRONG ADVISOR U.S. VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Insurance - Property/Casualty/Title 3.8%
The Allstate Corporation	32,000	$1,489,600
Chubb Corporation	16,500	1,124,970
Hartford Financial Services Group, Inc.	21,800	1,498,532
Old Republic International Corporation	37,000	877,640
SAFECO Corporation	71,000	3,124,000
The St. Paul Travelers Companies, Inc.	114,525	4,642,844

		12,757,586
Leisure - Hotels & Motels 0.3%
Marriott International, Inc. Class A	23,000	1,147,240
Leisure - Photo Equipment/Related 0.2%
Eastman Kodak Company (f)	24,200	652,916
Machinery - Construction/Mining 0.4%
Caterpillar, Inc.	16,000	1,271,040
Machinery - Farm 0.5%
Deere & Company	26,000	1,823,640
Media - Cable TV 1.1%
Comcast Corporation Class A (b)	102,300	2,867,469
Cox Communications, Inc. Class A (b)	25,400	705,866

		3,573,335
Media - Diversified 1.7%
Time Warner, Inc. (b)	325,000	5,713,500
Media - Newspapers 0.7%
Gannett Company, Inc.	26,200	2,223,070
Media - Periodicals 2.3%
The Readers Digest Association, Inc. (non-voting)	480,800	7,687,992
Media - Radio/TV 3.2%
Clear Channel Communications, Inc.	84,000	3,103,800
The Walt Disney Company	48,000	1,223,520
Liberty Media Corporation Class A (b)	374,000	3,362,260
Liberty Media International, Inc. Class A (b)	18,700	693,770
Viacom, Inc. Class B	69,400	2,478,968

		10,862,318
Medical - Biomedical/Biotechnology 0.8%
Serono SA ADR (f)	175,000	2,756,250
Medical - Ethical Drugs 4.7%
Bristol-Myers Squibb Company	340,000	8,330,000
Merck & Company, Inc.	76,000	3,610,000
Schering-Plough Corporation	220,000	4,065,600

		16,005,600
Medical - Hospitals 1.7%
HCA, Inc.	140,000	5,822,600
Medical/Dental - Services 0.1%
Medco Health Solutions, Inc. (b)	7,839	293,962
Medical/Dental - Supplies 0.9%
Sola International, Inc. (b)	170,000	2,929,100
Metal Ores - Gold/Silver 0.4%
Newmont Mining Corporation Holding Company	35,000	1,356,600
Metal Ores - Miscellaneous 0.5%
Alcoa, Inc.	52,100	1,720,863
Oil & Gas - Drilling 0.2%
Pride International, Inc. (b) (f)	45,000	769,950
Oil & Gas - International Integrated 8.0%
Amerada Hess Corporation	6,000	475,140
ChevronTexaco Corporation	48,000	4,517,280
ConocoPhillips	49,000	3,738,210
Exxon Mobil Corporation	395,000	17,541,950
Royal Dutch Petroleum Company - New York Shares	20,000	1,033,400

		27,305,980
Oil & Gas - United States Exploration & Production 0.9%
Devon Energy Corporation	16,000	1,056,000
Kerr McGee Corporation	7,000	376,390
Unocal Corporation	40,200	1,527,600

		2,959,990
Paper & Paper Products 0.8%
Boise Cascade Corporation (f)	10,000	376,400
MeadWestvaco Corporation	70,000	2,057,300
Smurfit-Stone Container Corporation (b) (f)	20,000	399,000

		2,832,700
Pollution Control - Services 1.3%
Waste Management, Inc.	147,000	4,505,550
Retail - Consumer Electronics 0.2%
Circuit City Stores, Inc.	61,000	789,950
Retail - Department Stores 0.7%
Federated Department Stores, Inc.	25,000	1,227,500
May Department Stores Company	44,793	1,231,360

		2,458,860
Retail - Drug Stores 0.3%
CVS Corporation	28,200	1,184,964
Retail - Leisure Product 0.3%
Toys ‘R’ Us, Inc. (b) (f)	67,000	1,067,310
Retail - Restaurants 1.2%
McDonald’s Corporation	163,000	4,238,000
Retail - Super/Mini Markets 2.5%
Albertson’s, Inc. (f)	20,000	530,800
The Kroger Company (b)	403,000	7,334,600
Safeway, Inc. (b)	27,000	684,180

		8,549,580
Retail/Wholesale - Office Supplies 0.1%
Office Depot, Inc. (b)	17,000	304,470
Telecommunications - Services 4.6%
ALLTEL Corporation	19,000	961,780
AT&T Corporation	47,000	687,610
BellSouth Corporation	98,000	2,569,560
CenturyTel, Inc.	9,000	270,360
Commonwealth Telephone Enterprises, Inc. (b) (f)	5,000	223,850
Qwest Communications International, Inc. (b)	60,000	215,400
SBC Communications, Inc.	174,000	4,219,500
Sprint Corporation	51,000	897,600
Verizon Communications, Inc.	155,000	5,609,450

		15,655,110
Telecommunications - Wireless Equipment 1.4%
Nokia Corporation Sponsored ADR	330,000	4,798,200

STRONG ADVISOR U.S. VALUE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Telecommunications - Wireless Services 0.1%
AT&T Wireless Services, Inc. (b)	34,000	$486,880
Tobacco 1.3%
Altria Group, Inc.	55,000	2,752,750
Loews Corp - Carolina Group (f)	67,700	1,662,035

		4,414,785
Transportation - Air Freight 0.3%
FedEx Corporation	12,000	980,280
Transportation - Rail 0.6%
Burlington Northern Santa Fe Corporation	24,800	869,736
Norfolk Southern Corporation	50,000	1,326,000

		2,195,736
Utility - Electric Power 6.9%
Consolidated Edison, Inc.	27,000	1,073,520
DTE Energy Company	51,000	2,067,540
Dominion Resources, Inc.	28,000	1,766,240
Duke Energy Corporation	70,000	1,420,300
Entergy Corporation	23,500	1,316,235
Exelon Corporation	52,400	1,744,396
FPL Group, Inc.	26,600	1,701,070
FirstEnergy Corporation	169,500	6,340,995
Progress Energy, Inc.	14,000	616,700
Public Service Enterprise Group, Inc. (f)	31,000	1,240,930
SCANA Corporation	17,000	618,290
The Southern Company	42,000	1,224,300
TXU Corporation	60,000	2,430,600

		23,561,116
Utility - Gas Distribution 2.2%
CenterPoint Energy, Inc.	299,400	3,443,100
KeySpan Corporation	25,600	939,520
NiSource, Inc.	27,000	556,740
Sempra Energy	31,500	1,084,545
Vectren Corporation (f)	56,700	1,422,603

		7,446,508

Total Common Stocks (Cost $286,811,271)		337,418,723

Short-Term Investments (a) 3.2%
Collateral Received for Securities Lending 2.2%
Navigator Prime Portfolio	7,404,288	7,404,288
Repurchase Agreements (c) 1.0%
ABN AMRO Inc. (Dated 6/30/04), 1.40%, Due 7/01/04 (Repurchase proceeds $700,027); Collateralized by: United States Government & Agency Issues	$700,000	700,000
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $2,719,557); Collateralized by: United States Government & Agency Issues	2,719,500	2,719,500

		3,419,500

Total Short-Term Investments (Cost $10,823,788)		10,823,788

Total Investments in Securities (Cost $297,635,059) 102.4%		348,242,511
Other Assets and Liabilities, Net (2.4%)		(8,232,026)

Net Assets 100.0%		$340,010,485

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of period	—	$—
Options written during the period	850	188,691
Options closed	(850)	(188,691)
Options expired	—	—
Options exercised	—	—

Options outstanding at end of period	—	$—

STRONG ADVISOR ENDEAVOR LARGE CAP FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 98.5%
Apparel - Shoes & Related Manufacturing 1.0%
NIKE, Inc. Class B	5,420	$410,565
Beverages - Alcoholic 2.0%
Anheuser-Busch Companies, Inc.	15,140	817,560
Commercial Services - Schools 1.6%
Corinthian Colleges, Inc. (b)	26,120	646,209
Computer - Data Storage 2.9%
EMC Corporation (b)	106,810	1,217,634
Computer - Local Networks 2.8%
Cisco Systems, Inc. (b)	35,705	846,208
Polycom, Inc. (b)	14,765	330,884

		1,177,092
Computer - Manufacturers 4.7%
Apple Computer, Inc. (b)	12,410	403,821
Dell, Inc. (b)	43,490	1,557,812

		1,961,633
Computer Software - Desktop 1.6%
Microsoft Corporation	22,510	642,886
Computer Software - Enterprise 4.0%
Mercury Interactive Corporation (b)	8,240	410,599
SAP AG Sponsored ADR	30,230	1,263,916

		1,674,515
Computer Software - Financial 0.8%
DST Systems, Inc. (b)	6,520	313,547
Diversified Operations 10.9%
General Electric Company	53,030	1,718,172
Honeywell International, Inc.	23,700	868,131
Tyco International, Ltd.	58,445	1,936,867

		4,523,170
Electronics - Semiconductor Manufacturing 2.9%
Intel Corporation	43,300	1,195,080
Finance - Mortgage & Related Services 1.8%
Countrywide Financial Corporation	10,530	739,733
Household - Consumer Electronics 1.7%
Harman International Industries, Inc.	7,570	688,870

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	June 30, 2004 (Unaudited)

STRONG ADVISOR ENDEAVOR LARGE CAP FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Insurance - Diversified 0.7%
American International Group, Inc.	3,870	$275,854
Insurance - Property/Casualty/Title 3.2%
The Allstate Corporation	28,310	1,317,830
Internet - E*Commerce 0.8%
eBay, Inc. (b)	3,760	345,732
Internet - Internet Content 5.4%
Yahoo! Inc. (b)	61,280	2,226,302
Leisure - Toys/Games/Hobby 2.2%
Marvel Enterprises, Inc. (b)	46,912	915,722
Machinery - Farm 1.0%
Deere & Company	5,800	406,812
Media - Cable TV 0.7%
EchoStar Communications Corporation Class A (b)	9,740	299,505
Medical - Biomedical/Biotechnology 1.1%
Genzyme Corporation (b)	9,590	453,895
Medical - Ethical Drugs 3.0%
Medicis Pharmaceutical Corporation Class A	10,120	404,294
Pfizer, Inc.	24,294	832,798

		1,237,092
Medical - Generic Drugs 4.1%
Teva Pharmaceutical Industries, Ltd. ADR	24,890	1,674,848
Medical - Health Maintenance Organizations 2.9%
Anthem, Inc. (b)	13,415	1,201,447
Medical - Products 6.7%
Alcon, Inc.	7,950	625,268
Boston Scientific Corporation (b)	17,500	749,000
Medtronic, Inc.	15,570	758,570
Zimmer Holdings, Inc. (b)	7,290	642,978

		2,775,816
Medical - Systems/Equipment 2.2%
Fisher Scientific International, Inc. (b)	15,440	891,660
Medical - Wholesale Drugs/Sundries 2.0%
McKesson Corporation	23,800	817,054
Metal Ores - Gold/Silver 1.7%
Newmont Mining Corporation Holding Company	18,130	702,719
Metal Ores - Miscellaneous 2.3%
Phelps Dodge Corporation (b)	12,140	940,971
Oil & Gas - Canadian Exploration & Production 0.4%
Canadian Natural Resources, Ltd.	5,950	177,905
Oil & Gas - Canadian Integrated 1.3%
Suncor Energy, Inc.	21,060	539,347
Oil & Gas - Drilling 1.0%
Nabors Industries, Ltd. (b)	9,040	408,789
Oil & Gas - Field Services 2.1%
Schlumberger, Ltd.	13,880	881,519
Oil & Gas - Production/Pipeline 1.0%
The Williams Companies, Inc.	36,180	430,542
Oil & Gas - United States Exploration & Production 1.5%
Anadarko Petroleum Corporation	10,860	636,396
Retail - Drug Stores 1.0%
CVS Corporation	9,850	413,897
Retail - Major Discount Chains 2.0%
Target Corporation	9,240	392,423
Wal-Mart Stores, Inc.	8,520	449,515

		841,938
Retail/Wholesale - Office Supplies 1.5%
Staples, Inc.	21,470	629,286
Telecommunications - Fiber Optics 2.2%
Corning, Inc. (b)	69,050	901,793
Telecommunications - Wireless Equipment 3.6%
Research in Motion, Ltd. (b)	21,920	1,500,205
Telecommunications - Wireless Services 2.2%
Crown Castle International Corporation (b)	36,060	531,885
NII Holdings, Inc. Class B (b)	10,860	365,873

		897,758

Total Common Stocks (Cost $34,274,486)		40,751,128

Short-Term Investments (a) 1.2%
Repurchase Agreements (c)
ABN AMRO Inc. (Dated 6/30/04), 1.40%, Due 7/01/04 (Repurchase proceeds $200,008); Collateralized by: United States Government & Agency Issues	$200,000	200,000
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $293,706); Collateralized by: United States Government & Agency Issues	293,700	293,700

Total Short-Term Investments (Cost $493,700)		493,700

Total Investments in Securities (Cost $34,768,186) 99.7%		41,244,828
Other Assets and Liabilities, Net 0.3%		142,921

Net Assets 100.0%		$41,387,749

STRONG ADVISOR FOCUS FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 96.2%
Commercial Services - Miscellaneous 4.3%
Jackson Hewitt Tax Service, Inc. (b)	600	$10,500
Paychex, Inc.	2,900	98,252

		108,752
Commercial Services - Schools 7.7%
Apollo Group, Inc. Class A (b)	1,500	132,435
Corinthian Colleges, Inc. (b)	2,600	64,324

		196,759
Computer - Local Networks 7.0%
Cisco Systems, Inc. (b)	3,100	73,470
Polycom, Inc. (b)	4,700	105,327

		178,797
Computer - Manufacturers 5.6%
Dell, Inc. (b)	4,000	143,280
Computer Software - Education/Entertainment 3.2%
Electronic Arts, Inc. (b)	1,500	81,825
Computer Software - Enterprise 2.1%
Mercury Interactive Corporation (b)	1,100	54,813
Cosmetics - Personal Care 0.1%
LIFE TIME FITNESS, Inc. (b)	100	2,100
Electronics - Contract Manufacturing 2.8%
Flextronics International, Ltd. (b)	4,500	71,775
Electronics - Semiconductor Manufacturing 6.6%
Analog Devices, Inc.	1,400	65,912
Microchip Technology, Inc.	1,700	53,618
Silicon Laboratories, Inc. (b)	300	13,905
SiRF Technology Holdings, Inc. (b)	2,600	33,982

		167,417
Finance - Mortgage & Related Services 2.4%
Countrywide Financial Corporation	875	61,469
Financial Services - Miscellaneous 4.9%
First Marblehead Corporation (b)	3,100	124,806
Internet - E*Commerce 10.1%
Amazon.com, Inc. (b)	1,200	65,280
eBay, Inc. (b)	2,100	193,095

		258,375
Internet - Network Security/Solutions 2.0%
Digital River, Inc. (b)	1,600	52,208
Medical - Biomedical/Biotechnology 7.9%
Digene Corporation (b)	2,200	80,366
Gilead Sciences, Inc. (b)	1,800	120,600

		200,966
Medical - Products 2.3%
Boston Scientific Corporation (b)	600	25,680
C.R. Bard, Inc.	600	33,990

		59,670
Medical/Dental - Services 2.8%
Inveresk Research Group, Inc. (b)	2,300	70,932
Oil & Gas - Machinery/Equipment 3.1%
Smith International, Inc. (b)	1,400	78,064
Oil & Gas - United States Exploration & Production 2.6%
XTO Energy, Inc.	2,250	67,027
Retail - Clothing/Shoes 6.8%
Chicos FAS, Inc. (b)	1,000	45,160
Coach, Inc. (b)	1,800	81,342
Ross Stores, Inc.	1,800	48,168

		174,670
Retail - Home Furnishings 0.1%
Design Within Reach, Inc. (b)	100	1,643
Retail - Leisure 1.8%
Dick’s Sporting Goods, Inc. (b)	1,400	46,690
Retail - Miscellaneous 9.3%
Cabela’s, Inc. (b)	100	2,695
PETCO Animal Supplies, Inc. (b)	2,800	90,188
PETsMART, Inc.	4,500	146,025

		238,908
Retail/Wholesale - Building Products 0.7%
Tractor Supply Company (b)	400	16,728

Total Common Stocks (Cost $1,780,862)		2,457,674

Short-Term Investments (a) 2.9%
Repurchase Agreements (c)
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase Proceeds $74,002); Collateralized by: United States Government & Agency Issues	$74,000	74,000

Total Short-Term Investments (Cost $74,000)		74,000

Total Investments in Securities (Cost $1,854,862) 99.1%		2,531,674
Other Assets and Liabilities, Net 0.9%		23,611

Net Assets 100.0%		$2,555,285

STRONG ADVISOR INTERNATIONAL CORE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 94.6%
Australia 1.8%
BHP Billiton, Ltd.	2,600	$22,783
BlueScope Steel, Ltd.	1,800	8,553

		31,336
Belgium 0.9%
Fortis	700	15,604
Bermuda 0.5%
Jardine Matheson Holdings, Ltd.	765	8,425
Brazil 1.9%
Companhia Vale do Rio Doce Sponsored ADR	400	19,020
Petroleo Brasileiro SA Petrobras Sponsored ADR	500	14,035

		33,055
Canada 2.9%
Bank of Nova Scotia	600	16,124
Encana Corporation	800	34,583

		50,707
Finland 0.9%
UPM-Kymmene Oyj	800	15,253

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	June 30, 2004 (Unaudited)

STRONG ADVISOR INTERNATIONAL CORE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
France 10.2%
Aventis SA	300	$22,783
BNP Paribas SA	400	24,800
Business Objects SA Sponsored ADR (b)	900	20,367
Essilor International SA	500	32,807
Groupe Danone Sponsored ADR	2,000	35,080
L’Oreal SA	300	24,129
Total SA Sponsored ADR	200	19,216

		179,182
Germany 5.7%
E.On AG	300	21,825
Fresenius Medical Care AG	250	18,717
Puma AG	70	17,941
Schering AG	280	16,589
Siemens AG	350	25,427

		100,499
Hong Kong 2.1%
Hutchison Whampoa, Ltd.	2,100	14,417
Swire Pacific, Ltd. A Shares	3,400	22,119

		36,536
Ireland 1.9%
Bank of Ireland	1,800	24,116
Ryanair Holdings PLC ADR (b)	300	9,834

		33,950
Italy 4.1%
Credito Italiano SA	3,400	16,872
ENI Spa	1,800	36,077
Telecom Italia Spa	5,951	18,609

		71,558
Japan 20.9%
Canon, Inc. ADR	600	32,040
The Daimaru, Inc.	2,000	18,283
Disco Corporation	500	21,397
East Japan Railway Company	3	16,907
Hankyu Department Stores, Inc.	2,000	17,539
Hitachi, Ltd.	3,500	24,431
House Foods Corporation	1,300	18,462
iShares MSCI Japan Index Fund	1,500	15,930
Kansai Paint Company, Ltd.	3,000	18,449
Komatsu, Ltd.	2,700	16,514
Lawson, Inc.	200	8,305
Matsumotokiyoshi Company, Ltd.	500	15,203
Mitsubishi Heavy Industries, Ltd.	6,100	16,679
Mitsui Marine and Fire Insurance Company, Ltd.	3,000	28,490
Nippon Telegraph and Telephone Corporation Sponsored ADR	1,000	26,840
Tokyo Gas Company, Ltd.	7,000	24,944
Toyota Motor Corporation	600	24,511
Uni-Charm Corporation	400	20,051

		364,975
Mexico 2.4%
America Movil ADR Series L	400	14,548
Cemex SA de CV Sponsored ADR	500	14,550
Wal-Mart de Mexico SA de CV	4,400	13,111

		42,209
Netherlands 4.9%
ING Groep NV	1,200	28,535
Koninklijke Ahold NV (b)	1,100	8,700
Koninklijke Philips Electronics NV Sponsored ADR - New York Registry Shares	700	19,040
Royal Dutch Petroleum Company - New York Shares	300	15,501
STMicroelectronics NV	600	13,285

		85,061
Singapore 3.9%
DBS Group Holdings, Ltd.	2,600	21,865
Flextronics International, Ltd. (b)	1,500	23,925
Singapore Technologies Engineering, Ltd.	18,000	21,840

		67,630
South Africa 1.3%
Gold Fields, Ltd. Sponsored ADR	2,100	22,071
South Korea 0.6%
Samsung Electronics	25	10,403
Spain 2.3%
Banco Santander Central Hispano SA	1,700	17,793
Telefonica SA Sponsored ADR	514	22,940

		40,733
Sweden 2.5%
Autoliv, Inc.	700	29,456
Sandvik AB	400	13,763

		43,219
Switzerland 5.6%
Nestle SA	115	30,792
Novartis AG Sponsored ADR	600	26,700
UBS AG Registered	320	22,709
Zurich Financial Services AG (b)	110	17,474

		97,675
United Kingdom 17.3%
BP PLC Sponsored ADR	450	24,107
Boots Group PLC	1,050	13,195
Diageo PLC	1,600	21,688
GlaxoSmithKline PLC Sponsored ADR	500	20,730
HBOS PLC	700	8,735
HSBC Holdings PLC	500	7,482
HSBC Holdings PLC (Hong Kong Regulated)	1,200	18,035
iShares Trust MSCI United Kingdom Index Fund	500	8,075
Kingfisher PLC	3,200	16,753
Lloyds TSB Group PLC	2,100	16,545
Reed Elsevier PLC	1,800	17,585
Royal Bank of Scotland PLC	1,000	29,022
Tesco PLC	7,900	38,413
United Utilities PLC	2,200	20,734
Vodafone Group PLC	18,700	41,230

		302,329

Total Common Stocks (Cost $1,323,823)		1,652,410

Short-Term Investments (a) 5.2%
Repurchase Agreements (c)
United States
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $91,202); Collateralized by: United States Government & Agency Issues	$91,200	91,200

Total Short-Term Investments (Cost $91,200)		91,200

Total Investments in Securities (Cost $1,415,023) 99.8%		1,743,610
Other Assets and Liabilities, Net 0.2%		3,873

Net Assets 100.0%		$1,747,483

STRONG ADVISOR SELECT FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 97.9%
Commercial Services - Schools 3.9%
Career Education Corporation (b)	9,650	$439,654
Corinthian Colleges, Inc. (b)	105,900	2,619,966

		3,059,620
Computer - Data Storage 2.9%
EMC Corporation (b)	197,000	2,245,800
Computer - Local Networks 4.2%
Cisco Systems, Inc. (b)	64,760	1,534,812
Polycom, Inc. (b)	76,519	1,714,791

		3,249,603
Computer - Manufacturers 4.0%
Dell, Inc. (b)	86,465	3,097,176
Computer Software - Education/Entertainment 2.3%
Electronic Arts, Inc. (b)	32,410	1,767,965
Computer Software - Enterprise 5.3%
Mercury Interactive Corporation (b)	31,700	1,579,611
SAP AG Sponsored ADR	61,630	2,576,750

		4,156,361
Diversified Operations 5.3%
General Electric Company	24,300	787,320
Tyco International, Ltd.	100,930	3,344,820

		4,132,140
Electronics - Semiconductor Manufacturing 2.8%
Intel Corporation	79,430	2,192,268
Household - Consumer Electronics 4.5%
Harman International Industries, Inc.	38,420	3,496,220
Insurance - Property/Casualty/Title 1.5%
The Allstate Corporation	25,410	1,182,836
Internet - Internet Content 7.2%
Yahoo! Inc. (b)	153,540	5,578,108
Leisure - Toys/Games/Hobby 5.3%
Marvel Enterprises, Inc. (b)	213,755	4,172,498
Media - Cable TV 1.4%
EchoStar Communications Corporation Class A (b)	34,290	1,054,417
Medical - Biomedical/Biotechnology 1.3%
Genzyme Corporation (b)	21,640	1,024,221
Medical - Ethical Drugs 1.7%
Medicis Pharmaceutical Corporation Class A	33,830	1,351,509
Medical - Generic Drugs 3.7%
Teva Pharmaceutical Industries, Ltd. ADR	42,580	2,865,208
Medical - Health Maintenance Organizations 4.3%
Anthem, Inc. (b)	37,300	3,340,588
Medical - Products 5.0%
Alcon, Inc.	9,600	755,040
Cyberonics, Inc. (b)	29,650	989,124
Medtronic, Inc.	28,300	1,378,776
Zimmer Holdings, Inc. (b)	8,800	776,160

		3,899,100
Medical - Systems/Equipment 3.6%
Fisher Scientific International, Inc. (b)	28,700	1,657,425
Varian Medical Systems, Inc. (b)	14,315	1,135,895

		2,793,320
Metal Ores - Gold/Silver 1.9%
Newmont Mining Corporation Holding Company	37,500	1,453,500
Metal Ores - Miscellaneous 3.3%
Phelps Dodge Corporation (b)	33,560	2,601,236
Oil & Gas - Canadian Exploration & Production 0.9%
Canadian Natural Resources, Ltd.	22,300	666,770
Oil & Gas - Canadian Integrated 1.4%
Suncor Energy, Inc.	43,850	1,122,999
Oil & Gas - Drilling 1.9%
Nabors Industries, Ltd. (b)	32,185	1,455,406
Oil & Gas - Field Services 0.5%
Schlumberger, Ltd.	6,100	387,411
Oil & Gas - Machinery/Equipment 2.2%
Grant Prideco, Inc. (b)	94,500	1,744,470
Oil & Gas - United States Exploration & Production 0.7%
Chesapeake Energy Corporation	39,700	584,384
Retail/Wholesale - Office Supplies 1.5%
Staples, Inc.	39,400	1,154,814
Telecommunications - Fiber Optics 3.9%
Corning, Inc. (b)	235,600	3,076,936
Telecommunications - Wireless Equipment 5.8%
Research in Motion, Ltd. (b)	65,840	4,506,090
Telecommunications - Wireless Services 3.7%
Crown Castle International Corporation (b)	107,800	1,590,050
NII Holdings, Inc. Class B (b)	39,690	1,337,156

		2,927,206

Total Common Stocks (Cost $61,393,848)		76,340,180

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	June 30, 2004 (Unaudited)

STRONG ADVISOR SELECT FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Short-Term Investments (a) 3.7%
Repurchase Agreements (c)
ABN AMRO Inc. (Dated 6/30/04), 1.40%, Due 7/01/04 (Repurchase proceeds $1,600,062); Collateralized by: United States Government & Agency Issues	$1,600,000	$1,600,000
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $1,243,926); Collateralized by: United States Government & Agency Issues	1,243,900	1,243,900

Total Short-Term Investments (Cost $2,843,900)		2,843,900

Total Investments in Securities (Cost $64,237,748) 101.6%		79,184,080
Other Assets and Liabilities, Net (1.6%)		(1,231,000)

Net Assets 100.0%		$77,953,080

STRONG ADVISOR TECHNOLOGY FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 100.7%
Commercial Services - Security/Safety 3.2%
Mine Safety Appliances Company	1,500	$50,550
Computer - Data Storage 2.7%
Seagate Technology (b)	3,000	43,290
Computer - Integrated Systems 2.6%
Stratasys, Inc. (b)	1,650	40,854
Computer - Local Networks 5.0%
Brocade Communications Systems, Inc. (b)	6,200	37,076
Cisco Systems, Inc. (b)	1,100	26,070
Emulex Corporation (b)	1,200	17,172

		80,318
Computer - Software Design 4.4%
MSC Software Corporation (b)	3,000	26,850
Magma Design Automation (b)	1,600	30,768
Nassda Corporation (b)	1,900	7,866
Verisity, Ltd. (b)	800	4,800

		70,284
Computer Software - Desktop 2.5%
Microsoft Corporation	1,400	39,984
Computer Software - Education/Entertainment 3.1%
Electronic Arts, Inc. (b)	900	49,095
Computer Software - Enterprise 4.0%
Informatica Corporation (b)	5,200	39,676
Nuance Communications, Inc. (b)	5,100	23,256

		62,932
Computer Software - Financial 1.2%
Corillian Corporation (b)	3,900	19,656
Computer Software - Security 2.0%
VeriSign, Inc. (b)	1,600	31,840
Diversified Operations 4.9%
Agilent Technologies, Inc. (b)	1,500	43,920
Koninklijke Philips Electronics NV Sponsored ADR - New York Registry Shares	1,250	34,000

		77,920
Electronics - Contract Manufacturing 3.1%
TTM Technologies, Inc. (b)	4,100	48,585
Electronics - Miscellaneous Components 3.7%
Rogers Corporation (b)	850	59,415
Electronics - Scientific Measuring 2.3%
FEI Company (b)	1,500	35,865
Electronics - Semiconductor Manufacturing 23.0%
ASM International NV (b)	2,000	41,360
ATI Technologies, Inc. (b)	1,800	33,948
Cymer, Inc. (b)	900	33,696
LSI Logic Corporation (b)	6,200	47,244
Linear Technology Corporation	1,350	53,284
LogicVision, Inc. (b)	2,000	5,600
Mattson Technology, Inc. (b)	2,300	27,646
Photronics, Inc. (b)	2,600	49,244
Sigma Designs, Inc. (b)	2,600	20,748
Texas Instruments, Inc.	950	22,971
Xilinx, Inc.	900	29,979

		365,720
Internet - E*Commerce 3.5%
eBay, Inc. (b)	600	55,170
Internet - Software 4.3%
Ariba, Inc. (b)	16,400	32,472
BEA Systems, Inc. (b)	2,000	16,440
Online Resources & Communications Corporation (b)	2,900	19,662

		68,574
Leisure - Movies & Related 4.5%
Avid Technology, Inc. (b)	1,300	70,941
Medical - Biomedical/Biotechnology 3.6%
CYTOGEN Corporation (b)	1,300	20,670
Martek Biosciences Corporation (b)	400	22,468
Nymox Pharmaceutical Corporation (b)	3,700	13,912

		57,050
Medical - Genetics 4.5%
Diversa Corporation (b)	2,100	21,273
Genencor International, Inc. (b)	3,100	50,747

		72,020
Oil & Gas - Machinery/Equipment 2.4%
FMC Technologies, Inc. (b)	1,300	37,440
Telecommunications - Wireless Equipment 7.2%
Garmin, Ltd.	400	14,816
Motorola, Inc.	2,500	45,625
Trimble Navigation, Ltd. (b)	1,950	54,191

		114,632
Telecommunications - Wireless Services 3.0%
Nextel Communications, Inc. Class A (b)	1,800	47,988

Total Common Stocks (Cost $1,499,430)		1,600,123

STRONG ADVISOR TECHNOLOGY FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Short-Term Investments (a) 1.3%
Repurchase Agreements (c)
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $19,700); Collateralized by: United States Government & Agency Issues	$19,700	$19,700

Total Short-Term Investments (Cost $19,700)		19,700

Total Investments in Securities (Cost $1,519,130) 102.0%		1,619,823
Other Assets and Liabilities, Net (2.0%)		(31,406)

Net Assets 100.0%		$1,588,417

STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 98.9%
Commercial Services - Advertising 1.6%
aQuantive, Inc. (b)	9,350	$92,378
Commercial Services - Market Research 1.9%
CoStar Group, Inc. (b)	2,360	108,395
Commercial Services - Schools 3.3%
Career Education Corporation (b)	1,037	47,246
Corinthian Colleges, Inc. (b)	5,530	136,812

		184,058
Commercial Services - Staffing 1.6%
Gevity HR, Inc.	3,520	92,189
Computer - IT Services 1.5%
Cognizant Technology Solutions Corporation (b)	3,350	85,123
Computer Software - Desktop 1.6%
Sonic Solutions (b)	4,380	93,075
Computer Software - Medical 3.3%
eResearch Technology, Inc. (b)	6,723	188,244
Electronics - Contract Manufacturing 0.8%
TTM Technologies, Inc. (b)	3,800	45,030
Electronics - Scientific Measuring 1.3%
Cognex Corporation	1,915	73,689
Electronics - Semiconductor Manufacturing 15.1%
Cree, Inc. (b)	2,445	56,920
Cymer, Inc. (b)	1,545	57,845
DSP Group, Inc. (b)	3,195	87,032
ESS Technology, Inc. (b)	6,625	70,954
Genesis Microchip, Inc. (b)	5,430	74,771
Integrated Silicon Solution, Inc. (b)	8,615	105,189
OmniVision Technologies, Inc. (b)	3,610	57,579
Rudolph Technologies, Inc. (b)	4,060	73,851
Silicon Laboratories, Inc. (b)	2,750	127,463
Trident Microsystems, Inc. (b)	7,692	86,227
Varian Semiconductor Equipment Associates, Inc. (b)	1,515	58,418

		856,249
Finance - Consumer/Commercial Loans 1.4%
United PanAm Financial Corporation (b)	4,720	80,476
Financial Services - Miscellaneous 2.1%
Investors Financial Services Corporation	2,735	119,191
Insurance - Property/Casualty/Title 1.5%
ProAssurance Corporation (b)	2,460	83,911
Internet - E*Commerce 2.8%
Netflix, Inc. (b)	2,645	95,088
University of Phoenix Online (b)	715	62,627

		157,715
Internet - Internet Content 1.3%
Ask Jeeves, Inc. (b)	1,910	74,547
Internet - Internet Service Provider 1.0%
United Online, Inc. (b)	3,195	56,264
Internet - Network Security/Solutions 3.0%
Blue Coat Systems, Inc. (b)	2,120	70,999
Packeteer, Inc. (b)	5,975	96,496

		167,495
Machinery - Construction/Mining 3.9%
A.S.V., Inc. (b)	3,080	96,435
Joy Global, Inc.	4,220	126,347

		222,782
Medical - Biomedical/Biotechnology 3.7%
Ciphergen Biosystems, Inc. (b)	7,330	53,656
Immunicon Corporation (b)	5,950	46,767
Martek Biosciences Corporation (b)	1,950	109,531

		209,954
Medical - Ethical Drugs 2.8%
Salix Pharmaceuticals, Ltd. (b)	4,815	158,654
Medical - Generic Drugs 0.7%
American Pharmaceutical Partners, Inc. (b)	1,365	41,469
Medical - Outpatient/Home Care 1.1%
LCA-Vision, Inc. (b)	2,220	64,669
Medical - Products 1.6%
EPIX Medical, Inc. (b)	4,350	91,785
Medical - Systems/Equipment 2.1%
Kyphon, Inc. (b)	4,125	116,242
Medical/Dental - Services 3.1%
American Healthways, Inc. (b)	6,590	175,426
Oil & Gas - United States Exploration & Production 9.9%
KCS Energy, Inc. (b)	4,350	57,942
Penn Virginia Corporation	6,020	217,382
Quicksilver Resources, Inc. (b)	1,930	129,445
Range Resources Corporation	4,410	64,386
Ultra Petroleum Corporation (b)	2,490	92,952

		562,107
Retail - Clothing/Shoes 4.5%
Hot Topic, Inc. (b)	2,060	42,209
Pacific Sunwear of California, Inc. (b)	2,612	51,117
Urban Outfitters, Inc. (b)	2,625	159,889

		253,215

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	June 30, 2004 (Unaudited)

STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Retail - Home Furnishings 1.0%
Select Comfort Corporation (b)	1,885	$53,534
Retail - Miscellaneous 3.6%
Gander Mountain Company (b)	3,730	85,603
Sharper Image Corporation (b)	3,790	118,968

		204,571
Retail - Restaurants 3.7%
The Cheesecake Factory, Inc. (b)	1,990	79,182
Chicago Pizza & Brewery, Inc. (b)	5,660	86,089
P.F. Chang’s China Bistro, Inc. (b)	1,060	43,619

		208,890
Retail/Wholesale - Building Products 2.8%
Tractor Supply Company (b)	3,750	156,825
Telecommunications - Wireless Equipment 0.9%
Sierra Wireless, Inc. (b)	1,320	48,880
Telecommunications - Wireless Services 5.1%
@Road, Inc. (b)	7,305	55,883
Alamosa Holdings, Inc. (b)	20,110	147,808
Nextel Communications, Inc. Class A (b)	3,160	84,246

		287,937
Transportation - Truck 3.3%
J.B. Hunt Transport Services, Inc.	3,250	125,385
Landstar Systems, Inc. (b)	1,115	58,950

		184,335

Total Common Stocks (Cost $4,770,633)		5,599,304

Short-Term Investments (a) 0.7%
Repurchase Agreements (c)
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $36,001); Collateralized by: United States Government & Agency Issues	$36,000	36,000

Total Short-Term Investments (Cost $36,000)		36,000

Total Investments in Securities (Cost $4,806,633) 99.6%		5,635,304
Other Assets and Liabilities, Net 0.4%		24,909

Net Assets 100.0%		$5,660,213

STRONG ADVISOR UTILITIES AND ENERGY FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 95.6%
Building Products - Wood 0.7%
Whiting Petroleum Corporation (b)	2,000	$50,300
Chemicals - Specialty 2.8%
Ashland, Inc.	4,000	211,240
Diversified Operations 1.6%
MDU Resources Group, Inc.	5,000	120,150
Oil & Gas - Canadian Integrated 0.3%
Suncor Energy, Inc.	1,000	25,610
Oil & Gas - Drilling 4.2%
Nabors Industries, Ltd. (b)	7,000	316,540
Oil & Gas - Field Services 1.7%
Schlumberger, Ltd.	2,000	127,020
Oil & Gas - International Integrated 10.0%
BP PLC Sponsored ADR	6,000	321,420
ChevronTexaco Corporation	1,000	94,110
ConocoPhillips	3,000	228,870
Exxon Mobil Corporation	1,500	66,615
Royal Dutch Petroleum Company - New York Shares	1,000	51,670

		762,685
Oil & Gas - United States Exploration & Production 8.6%
Anadarko Petroleum Corporation	2,500	146,500
Devon Energy Corporation	2,500	165,000
Occidental Petroleum Corporation	7,000	338,870

		650,370
Oil & Gas - United States Integrated 2.0%
Questar Corporation	4,000	154,560
Telecommunications - Services 2.1%
BellSouth Corporation	2,500	65,550
SBC Communications, Inc.	1,000	24,250
Verizon Communications, Inc.	2,000	72,380

		162,180
Telecommunications - Services Foreign 2.6%
BCE, Inc.	10,000	200,400
Telecommunications - Wireless Services 0.4%
Vodafone Group PLC Sponsored ADR	1,500	33,150
Transportation - Ship 2.0%
Teekay Shipping Corporation	4,000	149,520
Utility - Electric Power 42.1%
The AES Corporation (b)	2,000	19,860
CMS Energy Corporation (b)	2,000	18,260
Calpine Corporation (b)	60,000	259,200
Constellation Energy Group, Inc.	20,000	758,000
Dominion Resources, Inc.	4,000	252,320
Duke Energy Corporation	11,000	223,190
Exelon Corporation	10,000	332,900
FPL Group, Inc.	4,000	255,800
Great Plains Energy, Inc.	10,000	297,000
Public Service Enterprise Group, Inc.	3,000	120,090
TXU Corporation	7,000	283,570
WPS Resources Corporation	4,000	185,400
Wisconsin Energy Corporation	6,000	195,660

		3,201,250
Utility - Gas Distribution 14.5%
Energen Corporation	1,000	47,990
ONEOK, Inc.	24,000	527,760
Sempra Energy	10,000	344,300
South Jersey Industries, Inc.	2,000	88,000
Southwest Gas Corporation	4,000	96,520

		1,104,570

Total Common Stocks (Cost $6,267,060)		7,269,545

STRONG ADVISOR UTILITIES AND ENERGY FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Short-Term Investments (a) 5.1%
Repurchase Agreements (c)
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $389,308); Collateralized by: United States Government & Agency Issues	$389,300	$389,300

Total Short-Term Investments (Cost $389,300)		389,300

Total Investments in Securities (Cost $6,656,360) 100.7%		7,658,845
Other Assets and Liabilities, Net (0.7%)		(57,402)

Net Assets 100.0%		$7,601,443

STRONG ADVISOR LARGE COMPANY CORE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 96.8%
Aerospace - Defense 0.8%
The Boeing Company	17,750	$906,847
Apparel - Shoes & Related Manufacturing 2.1%
NIKE, Inc. Class B	31,850	2,412,638
Auto Manufacturer 2.5%
Ford Motor Company	184,500	2,887,425
Auto/Truck - Original Equipment 2.2%
Eaton Corporation	39,400	2,550,756
Banks - Money Center 3.9%
Bank of America Corporation	32,300	2,733,226
Citigroup, Inc.	39,300	1,827,450

		4,560,676
Banks - Super Regional 2.1%
Wachovia Corporation	56,050	2,494,225
Beverages - Soft Drinks 2.4%
The Pepsi Bottling Group, Inc.	92,700	2,831,058
Building - Paint & Allied Products 2.4%
Sherwin Williams Company	68,700	2,854,485
Building Products - Wood 2.6%
Georgia-Pacific Corporation	82,000	3,032,360
Computer - IT Services 2.3%
Amdocs, Ltd. (b)	116,300	2,724,909
Computer - Local Networks 2.2%
Cisco Systems, Inc. (b)	109,000	2,583,300
Diversified Operations 1.2%
General Electric Company	5,010	162,324
3M Co.	13,850	1,246,639

		1,408,963
Electronics - Contract Manufacturing 1.9%
Sanmina-SCI Corporation (b)	251,300	2,286,830
Electronics - Military Systems 1.1%
L-3 Communications Corporation	19,300	1,289,240
Electronics - Semiconductor Manufacturing 3.5%
Intel Corporation	72,500	2,001,000
Texas Instruments, Inc.	86,100	2,081,898

		4,082,898
Finance - Consumer/Commercial Loans 4.5%
CIT Group, Inc.	73,200	2,802,828
MBNA Corporation	94,100	2,426,839

		5,229,667
Finance - Savings & Loan 2.5%
Golden West Financial Corporation	14,750	1,568,662
Washington Mutual, Inc.	34,750	1,342,740

		2,911,402
Financial Services - Miscellaneous 1.2%
American Express Company	28,100	1,443,778
Food - Flour & Grain 2.3%
Archer Daniels Midland Company	160,700	2,696,546
Food - Meat Products 2.5%
Tyson Foods, Inc. Class A	141,500	2,964,425
Insurance - Diversified 3.0%
American International Group, Inc.	24,450	1,742,796
Prudential Financial, Inc.	39,750	1,847,183

		3,589,979
Insurance - Life 1.3%
Lincoln National Corporation	32,000	1,512,000
Insurance - Property/Casualty/Title 1.6%
The Allstate Corporation	41,000	1,908,550
Leisure - Services 2.5%
Cendant Corporation	120,150	2,941,272
Media - Radio/TV 2.3%
The Walt Disney Company	106,200	2,707,038
Medical - Generic Drugs 1.0%
Teva Pharmaceutical Industries, Ltd. ADR	17,250	1,160,753
Medical - Health Maintenance Organizations 4.4%
Aetna, Inc.	30,900	2,626,500
UnitedHealth Group, Inc.	41,350	2,574,038

		5,200,538
Medical - Products 3.3%
Alcon, Inc.	33,750	2,654,437
Boston Scientific Corporation (b)	27,100	1,159,880

		3,814,317
Medical/Dental - Supplies 2.4%
Becton, Dickinson & Company	54,400	2,817,920
Metal Products - Fasteners 1.0%
Illinois Tool Works, Inc.	12,800	1,227,392
Oil & Gas - International Integrated 4.5%
ConocoPhillips	31,050	2,368,804
Exxon Mobil Corporation	64,648	2,871,018

		5,239,822

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	June 30, 2004 (Unaudited)

STRONG ADVISOR LARGE COMPANY CORE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Oil & Gas - United States Exploration & Production 4.6%
Burlington Resources, Inc.	66,200	$2,395,116
Devon Energy Corporation	29,308	1,934,328
EOG Resources, Inc.	17,450	1,041,939

		5,371,383
Oil & Gas - United States Integrated 2.4%
Marathon Oil Corporation	74,700	2,826,648
Retail - Clothing/Shoes 1.8%
The Gap, Inc.	86,000	2,085,500
Retail - Department Stores 2.7%
Federated Department Stores, Inc.	64,250	3,154,675
Retail - Restaurants 2.1%
McDonald’s Corporation	94,200	2,449,200
Retail/Wholesale - Auto Parts 1.4%
AutoZone, Inc. (b)	20,600	1,650,060
Retail/Wholesale - Building Products 3.4%
The Home Depot, Inc.	78,100	2,749,120
Lowe’s Companies, Inc.	22,850	1,200,767

		3,949,887
Telecommunications - Wireless Equipment 2.5%
Motorola, Inc.	161,350	2,944,638
Utility - Electric Power 2.4%
Edison International	111,800	2,858,726

Total Common Stocks (Cost $105,010,878)		113,562,726

Short-Term Investments (a) 5.2%
Repurchase Agreements (c)
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $6,129,728); Collateralized by: United States Government & Agency Issues	$6,129,600	6,129,600

Total Short-Term Investments (Cost $6,129,600)		6,129,600

Total Investments in Securities (Cost $111,140,478) 102.0%		119,692,326
Other Assets and Liabilities, Net (2.0%)		(2,368,050)

Net Assets 100.0%		$117,324,276

CURRENCY ABBREVIATIONS

CAD	— Canadian Dollars
CHF	— Swiss Franc

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	Non-income producing security.
(c)	See Note 2(J) of Notes to Financial Statements.
(d)	Affiliated Issuer (See Note 9 of Notes to Financial Statements.)
(e)	All or a portion of these securities are held in conjunction with open written option contracts.
(f)	All or a portion of security is on loan. See Note 2(K) of Notes to Financial Statements.
(g)	Restricted and Illiquid security.
(h)	Security trades in foreign currency and is converted to U.S. dollars daily using current exchange rates.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2004 (Unaudited)

	(In Thousands)

	Strong Advisor Common Stock Fund	Strong Advisor Mid Cap Growth Fund	Strong Advisor Small Cap Value Fund
Assets:
Investments in Securities, at Value
Unaffiliated Issuers (Cost of $1,207,364, $48,828, and $1,292,385, respectively)	$1,547,712	$62,989	$1,775,966
Affiliated Issuers (Cost of $0, $0, and $189,833, respectively)	—	—	260,726
Receivable for Securities Sold	11,547	1,249	6,431
Receivable for Fund Shares Sold	144	27	313
Dividends and Interest Receivable	731	13	295
Other Assets	255	28	297

Total Assets	1,560,389	64,306	2,044,028

Liabilities:
Payable for Securities Purchased	3,950	170	1,019
Written Options, at Value (Premiums Received of $0, $0, and $1,257, respectively)	—	—	1,506
Payable for Fund Shares Redeemed	538	62	1,285
Payable Upon Return of Securities on Loan	91,631	112	—
Cash Overdraft Liability	—	—	16
Accrued Operating Expenses and Other Liabilities	399	39	553

Total Liabilities	96,518	383	4,379

Net Assets	$1,463,871	$63,923	$2,039,649

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$1,100,041	$162,650	$1,318,043
Undistributed Net Investment Income (Loss)	(1,821)	(510)	(11,341)
Undistributed Net Realized Gain (Loss)	25,299	(112,378)	178,722
Net Unrealized Appreciation (Depreciation)	340,352	14,161	554,225

Net Assets	$1,463,871	$63,923	$2,039,649

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

June 30, 2004 (Unaudited)

	Strong Advisor Common Stock Fund	Strong Advisor Mid Cap Growth Fund	Strong Advisor Small Cap Value Fund
Class A
Net Assets	$78,738,247	$9,315,412	$562,316,104
Capital Shares Outstanding (Unlimited Number Authorized)	3,507,252	754,550	19,582,915

Net Asset Value Per Share	$22.45	$12.35	$28.71

Public Offering Price Per Share ($22.45 divided by .9425, $12.35 divided by .9425, and $28.71 divided by .9425, respectively)	$23.82	$13.10	$30.46

Class B
Net Assets	$38,308,402	$2,851,598	$126,240,126
Capital Shares Outstanding (Unlimited Number Authorized)	1,748,369	237,006	4,515,476

Net Asset Value Per Share	$21.91	$12.03	$27.96

Class C
Net Assets	$30,086,438	$631,259	$151,023,244
Capital Shares Outstanding (Unlimited Number Authorized)	1,373,064	52,474	5,392,873

Net Asset Value Per Share	$21.91	$12.03	$28.00

Class Z
Net Assets	$1,316,738,133	$51,124,631	$1,200,069,533
Capital Shares Outstanding (Unlimited Number Authorized)	58,122,183	4,155,742	41,554,883

Net Asset Value Per Share	$22.65	$12.30	$28.88

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

June 30, 2004 (Unaudited)

(In Thousands)

Strong Advisor U.S. Value Fund
Assets:
Investments in Securities, at Value (Cost of $297,635)	$348,243
Receivable for Fund Shares Sold	8
Dividends and Interest Receivable	574
Other Assets	62

Total Assets	348,887

Liabilities:
Payable for Securities Purchased	1,321
Payable for Fund Shares Redeemed	13
Payable Upon Return of Securities on Loan	7,404
Accrued Operating Expenses and Other Liabilities	139

Total Liabilities	8,877

Net Assets	$340,010

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$283,298
Undistributed Net Investment Income (Loss)	190
Undistributed Net Realized Gain (Loss)	5,915
Net Unrealized Appreciation (Depreciation)	50,607

Net Assets	$340,010

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

June 30, 2004 (Unaudited)

Strong Advisor U.S. Value Fund
Class A
Net Assets	$4,037,820
Capital Shares Outstanding (Unlimited Number Authorized)	219,664

Net Asset Value Per Share	$18.38

Public Offering Price Per Share ($18.38 divided by .9425)	$19.50

Class B
Net Assets	$5,907,996
Capital Shares Outstanding (Unlimited Number Authorized)	321,709

Net Asset Value Per Share	$18.36

Class C
Net Assets	$4,352,581
Capital Shares Outstanding (Unlimited Number Authorized)	238,064

Net Asset Value Per Share	$18.28

Class K
Net Assets	$83,200,795
Capital Shares Outstanding (Unlimited Number Authorized)	4,561,078

Net Asset Value Per Share	$18.24

Class Z
Net Assets	$242,511,293
Capital Shares Outstanding (Unlimited Number Authorized)	13,106,036

Net Asset Value Per Share	$18.50

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

June 30, 2004 (Unaudited)

	(In Thousands, Except As Noted)

	Strong Advisor Endeavor Large Cap Fund	Strong Advisor Focus Fund	Strong Advisor International Core Fund
Assets:
Investments in Securities, at Value (Cost of $34,768, $1,855, and $1,415, respectively)	$41,245	$2,532	$1,744
Receivable for Securities Sold	814	34	—
Dividends and Interest Receivable	28	—	5
Other Assets	18	16	8

Total Assets	42,105	2,582	1,757

Liabilities:
Payable for Securities Purchased	699	16	—
Accrued Operating Expenses and Other Liabilities	18	11	10

Total Liabilities	717	27	10

Net Assets	$41,388	$2,555	$1,747

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$38,373	$6,156	$1,383
Undistributed Net Investment Income (Loss)	(210)	(23)	25
Undistributed Net Realized Gain (Loss)	(3,252)	(4,255)	10
Net Unrealized Appreciation (Depreciation)	6,477	677	329

Net Assets	$41,388	$2,555	$1,747

Class A ($ and shares in full)
Net Assets	$40,111,543	$1,184,795	$622,282
Capital Shares Outstanding (Unlimited Number Authorized)	3,770,754	181,681	51,675

Net Asset Value Per Share	$10.64	$6.52	$12.04

Public Offering Price Per Share ($10.64 divided by .9425, $6.52 divided by .9425, and $12.04 divided by .9425, respectively)	$11.29	$6.92	$12.77

Class B ($ and shares in full)
Net Assets	$849,649	$1,087,296	$891,363
Capital Shares Outstanding (Unlimited Number Authorized)	81,052	170,319	74,156

Net Asset Value Per Share	$10.48	$6.38	$12.02

Class C ($ and shares in full)
Net Assets	$426,557	$283,194	$233,838
Capital Shares Outstanding (Unlimited Number Authorized)	40,707	44,383	19,476

Net Asset Value Per Share	$10.48	$6.38	$12.01

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

June 30, 2004 (Unaudited)

	(In Thousands, Except As Noted)

	Strong Advisor Select Fund	Strong Advisor Technology Fund	Strong Advisor U.S. Small/Mid Cap Growth Fund
Assets:
Investments in Securities, at Value (Cost of $64,238, $1,519, and $4,807, respectively)	$79,184	$1,620	$5,635
Receivable for Securities Sold	798	—	—
Receivable for Fund Shares Sold	181	—	19
Dividends and Interest Receivable	19	—	—
Other Assets	26	15	15

Total Assets	80,208	1,635	5,669

Liabilities:
Payable for Securities Purchased	2,221	—	—
Payable for Fund Shares Redeemed	7	39	2
Accrued Operating Expenses and Other Liabilities	27	8	7

Total Liabilities	2,255	47	9

Net Assets	$77,953	$1,588	$5,660

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$61,115	$2,114	$5,074
Undistributed Net Investment Income (Loss)	(499)	(16)	(67)
Undistributed Net Realized Gain (Loss)	2,391	(611)	(176)
Net Unrealized Appreciation (Depreciation)	14,946	101	829

Net Assets	$77,953	$1,588	$5,660

Class A ($ and shares in full)
Net Assets	$76,037,056	$836,897	$2,532,381
Capital Shares Outstanding (Unlimited Number Authorized)	8,311,832	121,687	228,188

Net Asset Value Per Share	$9.15	$6.88	$11.10

Public Offering Price Per Share ($9.15 divided by .9425, $6.88 divided by .9425, and $11.10 divided by .9425, respectively)	$9.71	$7.30	$11.78

Class B ($ and shares in full)
Net Assets	$931,630	$538,825	$1,585,555
Capital Shares Outstanding (Unlimited Number Authorized)	104,498	79,494	142,922

Net Asset Value Per Share	$8.92	$6.78	$11.09

Class C ($ and shares in full)
Net Assets	$984,394	$212,695	$1,542,277
Capital Shares Outstanding (Unlimited Number Authorized)	110,413	31,487	138,907

Net Asset Value Per Share	$8.92	$6.75	$11.10

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

June 30, 2004 (Unaudited)

(In Thousands, Except As Noted)

Strong Advisor Utilities and Energy Fund
Assets:
Investments in Securities, at Value (Cost of $6,656)	$7,659
Dividends and Interest Receivable	19
Other Assets	19

Total Assets	7,697

Liabilities:
Payable for Securities Purchased	79
Payable for Fund Shares Redeemed	7
Accrued Operating Expenses and Other Liabilities	10

Total Liabilities	96

Net Assets	$7,601

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$6,118
Undistributed Net Investment Income (Loss)	6
Undistributed Net Realized Gain (Loss)	475
Net Unrealized Appreciation (Depreciation)	1,002

Net Assets	$7,601

Class A ($ and shares in full)
Net Assets	$7,120,589
Capital Shares Outstanding (Unlimited Number Authorized)	640,316

Net Asset Value Per Share	$11.12

Public Offering Price Per Share ($11.12 divided by .9425)	$11.80

Class B ($ and shares in full)
Net Assets	$283,523
Capital Shares Outstanding (Unlimited Number Authorized)	25,496

Net Asset Value Per Share	$11.12

Class C ($ and shares in full)
Net Assets	$197,331
Capital Shares Outstanding (Unlimited Number Authorized)	17,765

Net Asset Value Per Share	$11.11

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

June 30, 2004 (Unaudited)

(In Thousands, Except As Noted)

Strong Advisor Large Company Core Fund
Assets:
Investments in Securities, at Value (Cost of $111,140)	$119,692
Receivable for Securities Sold	2,211
Receivable for Fund Shares Sold	46
Dividends and Interest Receivable	81
Other Assets	38

Total Assets	122,068

Liabilities:
Payable for Securities Purchased	4,520
Payable for Fund Shares Redeemed	194
Accrued Operating Expenses and Other Liabilities	30

Total Liabilities	4,744

Net Assets	$117,324

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$102,303
Undistributed Net Investment Income (Loss)	(97)
Undistributed Net Realized Gain (Loss)	6,566
Net Unrealized Appreciation (Depreciation)	8,552

Net Assets	$117,324

Class A ($ and shares in full)
Net Assets	$61,404,932
Capital Shares Outstanding (Unlimited Number Authorized)	5,619,631

Net Asset Value Per Share	$10.93

Public Offering Price Per Share ($10.93 divided by .9425)	$11.60

Class B ($ and shares in full)
Net Assets	$8,845,769
Capital Shares Outstanding (Unlimited Number Authorized)	822,108

Net Asset Value Per Share	$10.76

Class C ($ and shares in full)
Net Assets	$7,872,013
Capital Shares Outstanding (Unlimited Number Authorized)	731,899

Net Asset Value Per Share	$10.76

Class K ($ and shares in full)
Net Assets	$39,201,562
Capital Shares Outstanding (Unlimited Number Authorized)	3,567,043

Net Asset Value Per Share	$10.99

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2004 (Unaudited)

	(In Thousands)

	Strong Advisor Common Stock Fund	Strong Advisor Mid Cap Growth Fund	Strong Advisor Small Cap Value Fund
Income:
Dividends – Unaffiliated Issuers (net of foreign withholding taxes of $74, $2, and $127, respectively)	$8,247	$99	$4,206
Dividends – Affiliated Issuers	—	—	291
Interest	427	8	516

Total Income	8,674	107	5,013

Expenses (Note 4):
Investment Advisory Fees	5,739	248	7,913
Administrative Fees	2,296	99	3,165
Custodian Fees	46	8	78
Shareholder Servicing Costs	1,681	156	2,698
Reports to Shareholders	256	53	396
12b-1 Fees	453	30	2,179
Other	237	46	295

Total Expenses before Expense Offsets	10,708	640	16,724
Expense Offsets	(213)	(23)	(370)

Expenses, Net	10,495	617	16,354

Net Investment Income (Loss)	(1,821)	(510)	(11,341)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	139,387	6,397	190,792
Foreign Currencies	8	—	—
Written Options	—	—	(2,475)

Net Realized Gain (Loss)	139,395	6,397	188,317
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(103,948)	(2,329)	(65,258)
Foreign Currencies	(5)	—	—
Written Options	—	—	1,635

Net Change in Unrealized Appreciation/Depreciation	(103,953)	(2,329)	(63,623)

Net Gain (Loss) on Investments	35,442	4,068	124,694

Net Increase (Decrease) in Net Assets Resulting from Operations	$33,621	$3,558	$113,353

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Six Months Ended June 30, 2004 (Unaudited)

(In Thousands)

Strong Advisor U.S. Value Fund
Income:
Dividends (net of foreign withholding taxes of $6)	$3,771
Interest	28

Total Income	3,799

Expenses (Note 4):
Investment Advisory Fees	883
Administrative Fees	461
Custodian Fees	12
Shareholder Servicing Costs	492
Reports to Shareholders	128
12b-1 Fees	55
Other	92

Total Expenses before Expense Offsets	2,123
Expense Offsets	(68)

Expenses, Net	2,055

Net Investment Income (Loss)	1,744

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	11,160
Futures Contracts	(15)
Written Options	33

Net Realized Gain (Loss)	11,178
Net Change in Unrealized Appreciation/Depreciation on Investments	1,885

Net Gain (Loss) on Investments	13,063

Net Increase (Decrease) in Net Assets Resulting from Operations	$14,807

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Six Months Ended June 30, 2004 (Unaudited)

	(In Thousands)

	Strong Advisor Endeavor Large Cap Fund	Strong Advisor Focus Fund	Strong Advisor International Core Fund
Income:
Dividends (net of foreign withholding taxes of $3, $0, and $3, respectively)	$113	$3	$25
Interest	3	—	—

Total Income	116	3	25

Expenses (Note 4):
Investment Advisory Fees	145	10	6
Administrative Fees	58	4	2
Custodian Fees	5	3	6
Shareholder Servicing Costs	39	3	2
Reports to Shareholders	3	4	1
12b-1 Fees	53	9	6
Professional Fees	9	7	7
Federal and State Registration Fees	19	18	17
Other	4	1	1

Total Expenses before Expense Offsets	335	59	48
Expense Offsets	(9)	(33)	(48)

Expenses, Net	326	26	—

Net Investment Income (Loss)	(210)	(23)	25

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	2,611	320	50
Net Change in Unrealized Appreciation/Depreciation on Investments	3	(63)	2

Net Gain (Loss) on Investments	2,614	257	52

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,404	$234	$77

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Six Months Ended June 30, 2004 (Unaudited)

	(In Thousands)

	Strong Advisor Select Fund	Strong Advisor Technology Fund	Strong Advisor U.S. Small/Mid Cap Growth Fund
Income:
Dividends (net of foreign withholding taxes of $4, $0, and $0, respectively)	$95	$1	$3
Interest	6	—	—

Total Income	101	1	3

Expenses (Note 4):
Investment Advisory Fees	284	6	21
Administrative Fees	114	2	9
Custodian Fees	6	1	2
Shareholder Servicing Costs	76	2	6
12b-1 Fees	100	5	18
Professional Fees	12	6	7
Federal and State Registration Fees	18	18	19
Other	6	2	3

Total Expenses before Expense Offsets	616	42	85
Expenses Offsets	(16)	(25)	(15)

Expenses, Net	600	17	70

Net Investment Income (Loss)	(499)	(16)	(67)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	8,364	153	71
Net Change in Unrealized Appreciation/Depreciation on Investments	(791)	(222)	(69)

Net Gain (Loss) on Investments	7,573	(69)	2

Net Increase (Decrease) in Net Assets Resulting from Operations	$7,074	$(85)	$(65)

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Six Months Ended June 30, 2004 (Unaudited)

(In Thousands)

Strong Advisor Utilities and Energy Fund
Income:
Dividends (net of foreign withholding taxes of $4)	$145
Interest	2

Total Income	147

Expenses (Note 4):
Investment Advisory Fees	38
Administrative Fees	15
Custodian Fees	4
Shareholder Servicing Costs	10
12b-1 Fees	14
Professional Fees	7
Federal and State Registration Fees	20
Other	1

Total Expenses before Expense Offsets	109
Expense Offsets	(2)

Expenses, Net	107

Net Investment Income (Loss)	40

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	921
Net Change in Unrealized Appreciation/Depreciation on Investments	(536)

Net Gain (Loss) on Investments	385

Net Increase (Decrease) in Net Assets Resulting from Operations	$425

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Six Months Ended June 30, 2004 (Unaudited)

(In Thousands)

Strong Advisor Large Company Core Fund
Income:
Dividends (net of foreign withholding taxes of $7)	$689
Interest	57

Total Income	746

Expenses (Note 4):
Investment Advisory Fees	437
Administrative Fees	166
Custodian Fees	7
Shareholder Servicing Costs	118
12b-1 Fees	160
Other	54

Total Expenses before Expense Offsets	942
Expense Offsets	(99)

Expenses, Net	843

Net Investment Income (Loss)	(97)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	7,747
Net Change in Unrealized Appreciation/Depreciation on Investments	(4,505)

Net Gain (Loss) on Investments	3,242

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,145

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)

	Strong Advisor Common Stock Fund		Strong Advisor Mid Cap Growth Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)		(Unaudited)
Operations:
Net Investment Income (Loss)	$(1,821)	$(7,290)	$(510)	$(1,218)
Net Realized Gain (Loss)	139,395	76,043	6,397	11,159
Net Change in Unrealized Appreciation/Depreciation	(103,953)	450,650	(2,329)	16,288

Net Increase (Decrease) in Net Assets Resulting from Operations	33,621	519,403	3,558	26,229
Distributions From Net Investment Income	—	—	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(160,728)	(384,712)	(10,952)	(29,181)

Total Increase (Decrease) in Net Assets	(127,107)	134,691	(7,394)	(2,952)
Net Assets:
Beginning of Period	1,590,978	1,456,287	71,317	74,269

End of Period	$1,463,871	$1,590,978	$63,923	$71,317

Undistributed Net Investment Income (Loss)	$(1,821)	$—	$(510)	$—

	Strong Advisor Small Cap Value Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Operations:
Net Investment Income (Loss)	$(11,341)	$(9,098)
Net Realized Gain (Loss)	188,317	82,632
Net Change in Unrealized Appreciation/Depreciation	(63,623)	595,643

Net Increase (Decrease) in Net Assets Resulting from Operations	113,353	669,177
Distributions:
From Net Investment Income:
Class A	—	(248)
Class B	—	(48)
Class C	—	(61)
Class Z	—	(436)
From Net Realized Gains:
Class A	(6,781)	(15,533)
Class B	(1,326)	(2,975)
Class C	(1,615)	(3,815)
Class Z	(12,667)	(27,278)

Total Distributions	(22,389)	(50,394)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(177,084)	339,695

Total Increase (Decrease) in Net Assets	(86,120)	958,478
Net Assets:
Beginning of Period	2,125,769	1,167,291

End of Period	$2,039,649	$2,125,769

Undistributed Net Investment Income (Loss)	$(11,341)	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Advisor U.S. Value Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Operations:
Net Investment Income (Loss)	$1,744	$1,864
Net Realized Gain (Loss)	11,178	11,073
Net Change in Unrealized Appreciation/Depreciation	1,885	49,990

Net Increase (Decrease) in Net Assets Resulting from Operations	14,807	62,927
Distributions:
From Net Investment Income:
Class A	(15)	(36)
Class B	(4)	(11)
Class C	(1)	(9)
Class K	(479)	(523)
Class Z	(1,074)	(1,255)

Total Distributions	(1,573)	(1,834)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	66,505	(16,592)

Total Increase (Decrease) in Net Assets	79,739	44,501
Net Assets:
Beginning of Period	260,271	215,770

End of Period	$340,010	$260,271

Undistributed Net Investment Income (Loss)	$190	$19

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Advisor Endeavor Large Cap Fund		Strong Advisor Focus Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)		(Unaudited)
Operations:
Net Investment Income (Loss)	$(210)	$(305)	$(23)	$(47)
Net Realized Gain (Loss)	2,611	3,624	320	225
Net Change in Unrealized Appreciation/Depreciation	3	6,766	(63)	615

Net Increase (Decrease) in Net Assets Resulting from Operations	2,404	10,085	234	793
Distributions From Net Investment Income	—	—	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,234	(1,142)	(799)	(1,326)

Total Increase (Decrease) in Net Assets	3,638	8,943	(565)	(533)
Net Assets:
Beginning of Period	37,750	28,807	3,120	3,653

End of Period	$41,388	$37,750	$2,555	$3,120

Undistributed Net Investment Income (Loss)	$(210)	$—	$(23)	$—

	Strong Advisor International Core Fund		Strong Advisor Select Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)		(Unaudited)
Operations:
Net Investment Income (Loss)	$25	$22	$(499)	$(745)
Net Realized Gain (Loss)	50	(12)	8,364	8,935
Net Change in Unrealized Appreciation/Depreciation	2	342	(791)	15,584

Net Increase (Decrease) in Net Assets Resulting from Operations	77	352	7,074	23,774
Distributions:
From Net Investment Income:
Class A	(1)	(7)	—	—
Class B	(1)	(10)	—	—
Class C	—	(3)	—	—

Total Distributions	(2)	(20)	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	177	562	(11,378)	2,173

Total Increase (Decrease) in Net Assets	252	894	(4,304)	25,947
Net Assets:
Beginning of Period	1,495	601	82,257	56,310

End of Period	$1,747	$1,495	$77,953	$82,257

Undistributed Net Investment Income (Loss)	$25	$2	$(499)	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Advisor Technology Fund		Strong Advisor U.S. Small/Mid Cap Growth Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)		(Unaudited)
Operations:
Net Investment Income (Loss)	$(16)	$(39)	$(67)	$(58)
Net Realized Gain (Loss)	153	435	71	(68)
Net Change in Unrealized Appreciation/Depreciation	(222)	787	(69)	890

Net Increase (Decrease) in Net Assets Resulting from Operations	(85)	1,183	(65)	764
Distributions From Net Investment Income	—	—	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(520)	(479)	188	4,011

Total Increase (Decrease) in Net Assets	(605)	704	123	4,775
Net Assets:
Beginning of Period	2,193	1,489	5,537	762

End of Period	$1,588	$2,193	$5,660	$5,537

Undistributed Net Investment Income (Loss)	$(16)	$—	$(67)	$—

	Strong Advisor Utilities and Energy Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Operations:
Net Investment Income (Loss)	$40	$185
Net Realized Gain (Loss)	921	134
Net Change in Unrealized Appreciation/Depreciation	(536)	1,523

Net Increase (Decrease) in Net Assets Resulting from Operations	425	1,842
Distributions:
From Net Investment Income:
Class A	(33)	(180)
Class B	(1)	(2)
Class C	(1)	(2)

Total Distributions	(35)	(184)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,104)	2,271

Total Increase (Decrease) in Net Assets	(2,714)	3,929
Net Assets:
Beginning of Period	10,315	6,386

End of Period	$7,601	$10,315

Undistributed Net Investment Income (Loss)	$6	$1

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Advisor Large Company Core Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Operations:
Net Investment Income (Loss)	$(97)	$23
Net Realized Gain (Loss)	7,747	2,100
Net Change in Unrealized Appreciation/Depreciation	(4,505)	13,076

Net Increase (Decrease) in Net Assets Resulting from Operations	3,145	15,199
Distributions:
From Net Investment Income:
Class A	—	(20)
Class K	—	(46)
From Net Realized Gains:
Class A	(1,059)	(62)
Class B	(136)	(7)
Class C	(118)	(6)
Class K	(544)	(33)

Total Distributions	(1,857)	(174)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(669)	92,004

Total Increase (Decrease) in Net Assets	619	107,029
Net Assets:
Beginning of Period	116,705	9,676

End of Period	$117,324	$116,705

Undistributed Net Investment Income (Loss)	$(97)	$—

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

STRONG ADVISOR COMMON STOCK FUND — CLASS A

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(c)(d)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$21.98		$15.87	$19.71		$20.15	$18.90
Income From Investment Operations:
Net Investment Income (Loss)	(0.05)		(0.10)	(0.08	)(e)	(0.04)	(0.00	)(f)
Net Realized and Unrealized Gains (Losses) on Investments	0.52		6.21	(3.76)		(0.36)	1.28

Total from Investment Operations	0.47		6.11	(3.84)		(0.40)	1.28
Less Distributions:
From Net Investment Income	—		—	—		—	(0.03)
From Net Realized Gains	—		—	—		(0.04)	—

Total Distributions	—		—	—		(0.04)	(0.03)

Net Asset Value, End of Period	$22.45		$21.98	$15.87		$19.71	$20.15

Ratios and Supplemental Data
Total Return	+2.14%		+38.50%	–19.48%		–1.99%	+6.78%
Net Assets, End of Period (In Millions)	$79		$81	$46		$28	$0	(g)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.6	%*	1.6%	1.6%		1.6%	1.6	%*
Ratio of Expenses to Average Net Assets	1.5	%*	1.5%	1.6%		1.6%	1.6	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.4	)%*	(0.6)%	(0.5)%		(0.5)%	(0.2	)%*
Portfolio Turnover Rate(h)	26.8%		41.8%	64.9%		89.3%	95.4%

STRONG ADVISOR COMMON STOCK FUND — CLASS B

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(c)(d)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$21.53		$15.67	$19.62		$20.16	$18.90
Income From Investment Operations:
Net Investment Income (Loss)	(0.13)		(0.24)	(0.22	)(e)	(0.09)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	0.51		6.10	(3.73)		(0.41)	1.28

Total from Investment Operations	0.38		5.86	(3.95)		(0.50)	1.27
Less Distributions:
From Net Investment Income	—		—	—		—	(0.01)
From Net Realized Gains	—		—	—		(0.04)	—

Total Distributions	—		—	—		(0.04)	(0.01)

Net Asset Value, End of Period	$21.91		$21.53	$15.67		$19.62	$20.16

Ratios and Supplemental Data
Total Return	+1.76%		+37.40%	–20.13%		–2.48%	+6.76%
Net Assets, End of Period (In Millions)	$38		$39	$24		$16	$0 (g)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.3	%*	2.4%	2.4%		2.5%	2.0%*
Ratio of Expenses to Average Net Assets	2.3	%*	2.3%	2.4%		2.3%	2.0%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.2	)%*	(1.4)%	(1.3)%		(1.1)%	(0.6)%*
Portfolio Turnover Rate(h)	26.8%		41.8%	64.9%		89.3%	95.4%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(d)	Per share data reflects a 1.233 for 1.000 share split which occurred on March 8, 2001.
(e)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(f)	Amount calculated is less than $0.005.
(g)	Amount is less than $500,000.
(h)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR COMMON STOCK FUND — CLASS C

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(c)(d)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$21.53		$15.68	$19.62		$20.16	$18.90
Income From Investment Operations:
Net Investment Income (Loss)	(0.14)		(0.25)	(0.22	)(e)	(0.09)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	0.52		6.10	(3.72)		(0.41)	1.28

Total from Investment Operations	0.38		5.85	(3.94)		(0.50)	1.27
Less Distributions:
From Net Investment Income	—		—	—		—	(0.01)
From Net Realized Gains	—		—	—		(0.04)	—

Total Distributions	—		—	—		(0.04)	(0.01)

Net Asset Value, End of Period	$21.91		$21.53	$15.68		$19.62	$20.16

Ratios and Supplemental Data
Total Return	+1.76%		+37.31%	–20.08%		–2.48%	+6.76%
Net Assets, End of Period (In Millions)	$30		$34	$23		$15	$0 (f)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.4	%*	2.4%	2.4%		2.4%	2.0%*
Ratio of Expenses to Average Net Assets	2.3	%*	2.3%	2.4%		2.2%	2.0%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.2	)%*	(1.4)%	(1.3)%		(1.1)%	(0.6)%*
Portfolio Turnover Rate(g)	26.8%		41.8%	64.9%		89.3%	95.4%

STRONG ADVISOR COMMON STOCK FUND — CLASS Z

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$22.15		$15.97	$19.78		$20.16	$25.21	$21.06
Income From Investment Operations:
Net Investment Income (Loss)	(0.02)		(0.09)	(0.05	)(e)	(0.02)	0.04	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	0.52		6.27	(3.76)		(0.32)	(0.59)	8.19

Total from Investment Operations	0.50		6.18	(3.81)		(0.34)	(0.55)	8.18
Less Distributions:
From Net Investment Income	—		—	—		—	(0.04)	—
From Net Realized Gains	—		—	—		(0.04)	(4.46)	(4.03)

Total Distributions	—		—	—		(0.04)	(4.50)	(4.03)

Net Asset Value, End of Period	$22.65		$22.15	$15.97		$19.78	$20.16	$25.21

Ratios and Supplemental Data
Total Return	+2.26%		+38.70%	–19.26%		–1.70%	–1.20%	+40.35%
Net Assets, End of Period (In Millions)	$1,317		$1,437	$1,363		$1,703	$1,719	$1,733
Ratio of Expenses to Average Net Assets before Expense Offsets	1.3	%*	1.4%	1.3%		1.3%	1.2%	1.2%
Ratio of Expenses to Average Net Assets	1.3	%*	1.4%	1.3%		1.3%	1.2%	1.2%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.2	)%*	(0.4)%	(0.3)%		(0.1)%	0.2%	(0.1)%
Portfolio Turnover Rate(g)	26.8%		41.8%	64.9%		89.3%	95.4%	80.1%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(d)	Per share data reflects a 1.233 for 1.000 share split which occurred on March 8, 2001.
(e)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(f)	Amount is less than $500,000.
(g)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR MID CAP GROWTH FUND — CLASS A

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001		Dec. 31, 2000(c)(d)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.72		$8.71		$13.95		$20.22		$17.71
Income From Investment Operations:
Net Investment Income (Loss)	(0.09)		(0.13	)(e)	(0.14	)(e)	(0.22	)(e)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	0.72		3.14		(5.10)		(6.05)		2.52

Total from Investment Operations	0.63		3.01		(5.24)		(6.27)		2.51
Less Distributions:
From Net Realized Gains	—		—		—		(0.00	)(f)	—

Total Distributions	—		—		—		(0.00	)(f)	—

Net Asset Value, End of Period	$12.35		$11.72		$8.71		$13.95		$20.22

Ratios and Supplemental Data
Total Return	+5.38%		+34.56%		–37.56%		–30.98%		+14.16%
Net Assets, End of Period (In Millions)	$9		$10		$6		$7		$1
Ratio of Expenses to Average Net Assets before Expense Offsets	1.8	%*	1.7%		1.6%		1.8%		1.7	%*
Ratio of Expenses to Average Net Assets	1.7	%*	1.6%		1.6%		1.8%		1.7	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.4	)%*	(1.3)%		(1.3)%		(1.4)%		(1.3	)%*
Portfolio Turnover Rate(g)	95.6%		249.6%		526.6%		650.0%		683.7%

STRONG ADVISOR MID CAP GROWTH FUND — CLASS B

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001		Dec. 31, 2000(c)(d)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.46		$8.59		$13.89		$20.21		$17.71
Income From Investment Operations:
Net Investment Income (Loss)	(0.13)		(0.22	)(e)	(0.23	)(e)	(0.28	)(e)	(0.02)
Net Realized and Unrealized Gains (Losses) on Investments	0.70		3.09		(5.07)		(6.04)		2.52

Total from Investment Operations	0.57		2.87		(5.30)		(6.32)		2.50
Less Distributions:
From Net Realized Gains	—		—		—		(0.00	)(f)	—

Total Distributions	—		—		—		(0.00	)(f)	—

Net Asset Value, End of Period	$12.03		$11.46		$8.59		$13.89		$20.21

Ratios and Supplemental Data
Total Return	+4.97%		+33.41%		–38.16%		–31.25%		+14.11%
Net Assets, End of Period (In Millions)	$3		$3		$2		$3		$0	(h)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.6	%*	2.6%		2.6%		2.9%		2.0	%*
Ratio of Expenses to Average Net Assets	2.5	%*	2.4%		2.5%		2.3%		2.0	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.1	)%*	(2.1)%		(2.2)%		(1.9)%		(1.6	)%*
Portfolio Turnover Rate(g)	95.6%		249.6%		526.6%		650.0%		683.7%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(d)	Per share data reflects a 1.053 for 1.000 share split which occurred on March 8, 2001.
(e)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(f)	Amount calculated is less than $0.005.
(g)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(h)	Amount is less than $500,000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR MID CAP GROWTH FUND — CLASS C

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001		Dec. 31, 2000(c)(d)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.46		$8.59		$13.88		$20.20		$17.71
Income From Investment Operations:
Net Investment Income (Loss)	(0.14)		(0.21	)(e)	(0.23	)(e)	(0.28	)(e)	(0.02)
Net Realized and Unrealized Gains (Losses) on Investments	0.71		3.08		(5.06)		(6.04)		2.51

Total from Investment Operations	0.57		2.87		(5.29)		(6.32)		2.49
Less Distributions:
From Net Realized Gains	—		—		—		(0.00	)(f)	—

Total Distributions	—		—		—		(0.00	)(f)	—

Net Asset Value, End of Period	$12.03		$11.46		$8.59		$13.88		$20.20

Ratios and Supplemental Data
Total Return	+4.97%		+33.41%		–38.11%		–31.27%		+14.06%
Net Assets, End of Period (In Millions)	$1		$1		$1		$1		$0	(g)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.7	%*	2.6%		2.5%		2.8%		2.0	%*
Ratio of Expenses to Average Net Assets	2.5	%*	2.4%		2.4%		2.3%		2.0	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.1	)%*	(2.1)%		(2.2)%		(1.9)%		(1.6	)%*
Portfolio Turnover Rate(h)	95.6%		249.6%		526.6%		650.0%		683.7%

STRONG ADVISOR MID CAP GROWTH FUND — CLASS Z

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001		Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.68		$8.70		$13.97		$20.21		$23.25	$13.03
Income From Investment Operations:
Net Investment Income (Loss)	(0.10)		(0.14	)(e)	(0.16	)(e)	(0.19)		(0.15)	(0.12)
Net Realized and Unrealized Gains (Losses) on Investments	0.72		3.12		(5.11)		(6.05)		(1.90)	12.08

Total from Investment Operations	0.62		2.98		(5.27)		(6.24)		(2.05)	11.96
Less Distributions:
From Net Realized Gains	—		—		—		(0.00	)(f)	(0.99)	(1.74)

Total Distributions	—		—		—		(0.00	)(f)	(0.99)	(1.74)

Net Asset Value, End of Period	$12.30		$11.68		$8.70		$13.97		$20.21	$23.25

Ratios and Supplemental Data
Total Return	+5.31%		+34.25%		–37.72%		–30.86%		–8.47%	+92.02%
Net Assets, End of Period (In Millions)	$51		$58		$65		$128		$185	$65
Ratio of Expenses to Average Net Assets before Expense Offsets	1.9	%*	1.8%		1.8%		1.6%		1.4%	1.6%
Ratio of Expenses to Average Net Assets	1.9	%*	1.7%		1.8%		1.6%		1.3%	1.6%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.5	)%*	(1.4)%		(1.5)%		(1.2)%		(0.9)%	(1.1)%
Portfolio Turnover Rate(h)	95.6%		249.6%		526.6%		650.0%		683.7%	681.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(d)	Per share data reflects a 1.053 for 1.000 share split which occurred on March 8, 2001.
(e)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(f)	Amount calculated is less than $0.005.
(g)	Amount is less than $500,000.
(h)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR SMALL CAP VALUE FUND — CLASS A

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003		Dec. 31, 2002	Dec. 31, 2001		Dec. 31, 2000(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$27.40	$18.92		$20.17	$17.17		$15.36
Income From Investment Operations:
Net Investment Income (Loss)	(0.17)	(0.12	)(d)	0.03 (d)	(0.14	)(d)	(0.00	)(e)
Net Realized and Unrealized Gains (Losses) on Investments	1.77	9.26		(1.28)	3.18		1.81

Total from Investment Operations	1.60	9.14		(1.25)	3.04		1.81
Less Distributions:
From Net Investment Income	—	(0.01)		—	—		—
From Net Realized Gains	(0.29)	(0.65)		—	(0.04)		—

Total Distributions	(0.29)	(0.66)		—	(0.04)		—

Net Asset Value, End of Period	$28.71	$27.40		$18.92	$20.17		$17.17

Ratios and Supplemental Data
Total Return	+5.89%	+48.49%		–6.20%	+17.70%		+11.78%
Net Assets, End of Period (In Millions)	$562	$674		$335	$169		$1
Ratio of Expenses to Average Net Assets before Expense Offsets	1.6%*	1.6%		1.6%	1.6%		1.6	%*
Ratio of Expenses to Average Net Assets	1.5%*	1.5%		1.6%	1.6%		1.6	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.1)%*	(0.5)%		0.1%	(0.7)%		(0.8	)%*
Portfolio Turnover Rate(f)	18.3%	30.2%		28.2%	42.0%		60.3%

STRONG ADVISOR SMALL CAP VALUE FUND — CLASS B

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001		Dec. 31, 2000(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$26.79	$18.66		$20.05		$17.16		$15.36
Income From Investment Operations:
Net Investment Income (Loss)	(0.25)	(0.29	)(d)	(0.14	)(d)	(0.25	)(d)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	1.71	9.08		(1.25)		3.18		1.81

Total from Investment Operations	1.46	8.79		(1.39)		2.93		1.80
Less Distributions:
From Net Investment Income	—	(0.01)		—		—		—
From Net Realized Gains	(0.29)	(0.65)		—		(0.04)		—

Total Distributions	(0.29)	(0.66)		—		(0.04)		—

Net Asset Value, End of Period	$27.96	$26.79		$18.66		$20.05		$17.16

Ratios and Supplemental Data
Total Return	+5.50%	+47.28%		–6.93%		+17.07%		+11.72%
Net Assets, End of Period (In Millions)	$126	$126		$76		$40		$0	(g)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.4%*	2.4%		2.4%		2.5%		2.0	%*
Ratio of Expenses to Average Net Assets	2.3%*	2.4%		2.4%		2.3%		1.8	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.8)%*	(1.4)%		(0.7)%		(1.4)%		(0.8	)%*
Portfolio Turnover Rate(f)	18.3%	30.2%		28.2%		42.0%		60.3%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Amount calculated is less than $0.005.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)	Amount is less than $500,000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR SMALL CAP VALUE FUND — CLASS C

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001		Dec. 31, 2000(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$26.83	$18.68		$20.07		$17.17		$15.36
Income From Investment Operations:
Net Investment Income (Loss)	(0.26)	(0.28	)(d)	(0.13	)(d)	(0.24	)(d)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	1.72	9.09		(1.26)		3.18		1.82

Total from Investment Operations	1.46	8.81		(1.39)		2.94		1.81
Less Distributions:
From Net Investment Income	—	(0.01)		—		—		—
From Net Realized Gains	(0.29)	(0.65)		—		(0.04)		—

Total Distributions	(0.29)	(0.66)		—		(0.04)		—

Net Asset Value, End of Period	$28.00	$26.83		$18.68		$20.07		$17.17

Ratios and Supplemental Data
Total Return	+5.49%	+47.34%		–6.93%		+17.12%		+11.78%
Net Assets, End of Period (In Millions)	$151	$159		$98		$38		$0	(e)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.4%*	2.3%		2.4%		2.4%		2.0	%*
Ratio of Expenses to Average Net Assets	2.3%*	2.3%		2.4%		2.2%		1.8	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.8)%*	(1.3)%		(0.6)%		(1.4)%		(0.7	)%*
Portfolio Turnover Rate(f)	18.3%	30.2%		28.2%		42.0%		60.3%

STRONG ADVISOR SMALL CAP VALUE FUND — CLASS Z

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003		Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000		Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$27.53	$18.98		$20.22	$17.17	$13.59		$10.61
Income From Investment Operations:
Net Investment Income (Loss)	(0.13)	(0.09	)(d)	0.04 (d)	(0.08)	0.00	(g)	(0.08)
Net Realized and Unrealized Gains (Losses) on Investments	1.77	9.30		(1.28)	3.17	3.58		3.06

Total from Investment Operations	1.64	9.21		(1.24)	3.09	3.58		2.98
Less Distributions:
From Net Investment Income	—	(0.01)		—	—	—		—
From Net Realized Gains	(0.29)	(0.65)		—	(0.04)	—		(0.00	)(g)

Total Distributions	(0.29)	(0.66)		—	(0.04)	—		(0.00	)(g)

Net Asset Value, End of Period	$28.88	$27.53		$18.98	$20.22	$17.17		$13.59

Ratios and Supplemental Data
Total Return	+6.01%	+48.70%		–6.13%	+17.99%	+26.34%		+28.09%
Net Assets, End of Period (In Millions)	$1,200	$1,167		$659	$541	$249		$45
Ratio of Expenses to Average Net Assets before Expense Offsets	1.4%*	1.4%		1.5%	1.4%	1.4%		1.7%
Ratio of Expenses to Average Net Assets	1.4%*	1.4%		1.5%	1.4%	1.4%		1.7%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.9)%*	(0.4)%		0.2%	(0.5)%	0.0	%(g)	(1.0)%
Portfolio Turnover Rate(f)	18.3%	30.2%		28.2%	42.0%	60.3%		95.5%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Amount is less than $500,000.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)	Amount calculated is less than $0.005 or 0.05%.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR U.S. VALUE FUND — CLASS A

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000(c)(d)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$17.65	$13.66	$17.83	$20.65	$19.99
Income From Investment Operations:
Net Investment Income (Loss)	0.10	0.14	0.12 (e)	0.05	0.00	(f)
Net Realized and Unrealized Gains (Losses) on Investments	0.70	4.00	(2.77)	(2.56)	0.68

Total from Investment Operations	0.80	4.14	(2.65)	(2.51)	0.68
Less Distributions:
From Net Investment Income	(0.07)	(0.15)	(0.16)	(0.06)	(0.02)
From Net Realized Gains	—	—	(1.36)	(0.25)	—

Total Distributions	(0.07)	(0.15)	(1.52)	(0.31)	(0.02)

Net Asset Value, End of Period	$18.38	$17.65	$13.66	$17.83	$20.65

Ratios and Supplemental Data
Total Return	+4.53%	+30.48%	–16.34%	–12.17%	+3.45%
Net Assets, End of Period (In Millions)	$4	$5	$3	$3	$0	(g)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.4%*	1.4%	1.3%	1.8%	1.3	%*
Ratio of Expenses to Average Net Assets	1.4%*	1.4%	1.3%	1.8%	1.3	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.0%*	1.0%	0.9%	0.1%	0.1	%*
Portfolio Turnover Rate(h)	14.0%	53.4%	89.8%	116.1%	14.4%

STRONG ADVISOR U.S. VALUE FUND — CLASS B

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001		Dec. 31, 2000(c)(d)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$17.64	$13.67	$17.81	$20.66		$19.99
Income From Investment Operations:
Net Investment Income (Loss)	0.02	0.03	0.02 (e)	(0.00	)(f)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	0.71	3.98	(2.78)	(2.60)		0.69

Total from Investment Operations	0.73	4.01	(2.76)	(2.60)		0.68
Less Distributions:
From Net Investment Income	(0.01)	(0.04)	(0.02)	—		(0.01)
From Net Realized Gains	—	—	(1.36)	(0.25)		—

Total Distributions	(0.01)	(0.04)	(1.38)	(0.25)		(0.01)

Net Asset Value, End of Period	$18.36	$17.64	$13.67	$17.81		$20.66

Ratios and Supplemental Data
Total Return	+4.15%	+29.37%	–17.01%	–12.60%		+3.43%
Net Assets, End of Period (In Millions)	$6	$5	$3	$2		$0 (g)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.2%*	2.2%	2.2%	2.9%		2.0%*
Ratio of Expenses to Average Net Assets	2.1%*	2.2%	2.1%	2.3%		2.0%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.2%*	0.2%	0.1%	(0.4)%		(0.5)%*
Portfolio Turnover Rate(h)	14.0%	53.4%	89.8%	116.1%		14.4%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(d)	Per share data reflects a 1.023 for 1.000 share split which occurred on March 8, 2001.
(e)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(f)	Amount calculated is less than $0.005.
(g)	Amount is less than $500,000.
(h)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR U.S. VALUE FUND — CLASS C

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001		Dec. 31, 2000(c)(d)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$17.56	$13.61	$17.82	$20.66		$19.99
Income From Investment Operations:
Net Investment Income (Loss)	0.02	0.03	0.02 (e)	(0.00	)(f)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	0.71	3.97	(2.78)	(2.59)		0.69

Total from Investment Operations	0.73	4.00	(2.76)	(2.59)		0.68
Less Distributions:
From Net Investment Income	(0.01)	(0.05)	(0.09)	—		(0.01)
From Net Realized Gains	—	—	(1.36)	(0.25)		—

Total Distributions	(0.01)	(0.05)	(1.45)	(0.25)		(0.01)

Net Asset Value, End of Period	$18.28	$17.56	$13.61	$17.82		$20.66

Ratios and Supplemental Data
Total Return	+4.13%	+29.42%	–17.05%	–12.55%		+3.42%
Net Assets, End of Period (In Millions)	$4	$4	$1	$1		$0 (g)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.2%*	2.2%	2.2%	2.4%		2.0%*
Ratio of Expenses to Average Net Assets	2.2%*	2.2%	2.2%	2.2%		2.0%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.2%*	0.2%	0.2%	(0.3)%		(0.5)%*
Portfolio Turnover Rate(h)	14.0%	53.4%	89.8%	116.1%		14.4%

STRONG ADVISOR U.S. VALUE FUND — CLASS K

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003	Dec. 31, 2002
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$17.52	$13.56	$17.87
Income From Investment Operations:
Net Investment Income (Loss)	0.13	0.16	0.22 (e)
Net Realized and Unrealized Gains (Losses) on Investments	0.70	4.02	(2.81)

Total from Investment Operations	0.83	4.18	(2.59)
Less Distributions:
From Net Investment Income	(0.11)	(0.22)	(0.36)
From Net Realized Gains	—	—	(1.36)

Total Distributions	(0.11)	(0.22)	(1.72)

Net Asset Value, End of Period	$18.24	$17.52	$13.56

Ratios and Supplemental Data
Total Return	+4.73%	+31.03%	–15.98%
Net Assets, End of Period (In Millions)	$83	$87	$11
Ratio of Expenses to Average Net Assets before Expense Offsets	1.1%*	1.1%	1.1%
Ratio of Expenses to Average Net Assets	1.0%*	1.0%	1.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.4%*	1.3%	1.6%
Portfolio Turnover Rate(h)	14.0%	53.4%	89.8%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(d)	Per share data reflects a 1.023 for 1.000 share split which occurred on March 8, 2001.
(e)	Net investment income (loss) per share represents new investment income (loss) divided by average shares outstanding throughout the year.
(f)	Amount calculated is less than $0.005.
(g)	Amount is less than $500,000.
(h)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR U.S. VALUE FUND — CLASS Z

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000(c)	Oct. 31, 2000	Oct. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$17.77	$13.74	$17.87	$20.65	$21.63	$20.58	$17.20
Income From Investment Operations:
Net Investment Income (Loss)	0.08	0.15	0.05 (d)	0.11	0.03	0.05	0.06
Net Realized and Unrealized Gains (Losses) on Investments	0.73	3.99	(2.79)	(2.53)	(0.52)	1.53	3.39

Total from Investment Operations	0.81	4.14	(2.74)	(2.42)	(0.49)	1.58	3.45
Less Distributions:
From Net Investment Income	(0.08)	(0.11)	(0.03)	(0.11)	(0.03)	(0.05)	(0.07)
From Net Realized Gains	—	—	(1.36)	(0.25)	(0.46)	(0.48)	(0.00	)(h)

Total Distributions	(0.08)	(0.11)	(1.39)	(0.36)	(0.49)	(0.53)	(0.07)

Net Asset Value, End of Period	$18.50	$17.77	$13.74	$17.87	$20.65	$21.63	$20.58

Ratios and Supplemental Data
Total Return	+4.57%	+30.23%	–16.86%	–11.72%	–2.17%	+7.72%	+20.07%
Net Assets, End of Period (In Millions)	$243	$159	$197	$186	$251	$252	$182
Ratio of Expenses to Average Net Assets before Expense Offsets	1.4%*	1.6%	1.9%	1.2%	1.1%*	1.0%	1.1%
Ratio of Expenses to Average Net Assets	1.3%*	1.6%	1.9%	1.2%	1.1%*	1.0%	1.1%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.0%*	0.8%	0.3%	0.6%	0.8%*	0.3%	0.3%
Portfolio Turnover Rate(e)	14.0%	53.4%	89.8%	116.1%	14.4%	46.5%	32.3%

STRONG ADVISOR ENDEAVOR LARGE CAP FUND — CLASS A

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001(f)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.08		$7.55		$10.59		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.05)		(0.07	)(d)	(0.10	)(d)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	0.61		2.60		(2.94)		0.86 (g)

Total from Investment Operations	0.56		2.53		(3.04)		0.85
Less Distributions:
From Net Realized Gains	—		—		—		(0.26)

Total Distributions	—		—		—		(0.26)

Net Asset Value, End of Period	$10.64		$10.08		$7.55		$10.59

Ratios and Supplemental Data
Total Return	+5.56%		+33.51%		–28.71%		+8.45%
Net Assets, End of Period (In Millions)	$40		$37		$28		$28
Ratio of Expenses to Average Net Assets before Expense Offsets	1.7	%*	1.7%		2.0%		2.4%*
Ratio of Expenses to Average Net Assets	1.7	%*	1.6%		2.0%		2.4%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.1	)%*	(0.9)%		(1.2)%		(1.1)%*
Portfolio Turnover Rate(e)	84.2%		234.1%		420.4%		54.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	In 2000, the Fund changed its fiscal year-end from October to December.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	For the period from September 28, 2001 (commencement of class) to December 31, 2001.
(g)	The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(h)	Amount calculated is less than $0.005.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR ENDEAVOR LARGE CAP FUND — CLASS B

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.97		$7.51		$10.57		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.09)		(0.12	)(d)	(0.12	)(d)	(0.04)
Net Realized and Unrealized Gains (Losses) on Investments	0.60		2.58		(2.94)		0.87	(e)

Total from Investment Operations	0.51		2.46		(3.06)		0.83
Less Distributions:
From Net Realized Gains	—		—		—		(0.26)

Total Distributions	—		—		—		(0.26)

Net Asset Value, End of Period	$10.48		$9.97		$7.51		$10.57

Ratios and Supplemental Data
Total Return	+5.12%		+32.76%		–28.95%		+8.25%
Net Assets, End of Period (In Millions)	$1		$1		$0	(f)	$0	(f)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.5	%*	2.5%		4.7%		2.7	%*
Ratio of Expenses to Average Net Assets	2.4	%*	2.1%		2.2%		2.6	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.8	)%*	(1.3)%		(1.4)%		(1.6	)%*
Portfolio Turnover Rate(g)	84.2%		234.1%		420.4%		54.0%

STRONG ADVISOR ENDEAVOR LARGE CAP FUND — CLASS C

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.97		$7.51		$10.57		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.10)		(0.12	)(d)	(0.13	)(d)	(0.04)
Net Realized and Unrealized Gains (Losses) on Investments	0.61		2.58		(2.93)		0.87	(e)

Total from Investment Operations	0.51		2.46		(3.06)		0.83
Less Distributions:
From Net Realized Gains	—		—		—		(0.26)

Total Distributions	—		—		—		(0.26)

Net Asset Value, End of Period	$10.48		$9.97		$7.51		$10.57

Ratios and Supplemental Data
Total Return	+5.12%		+32.76%		–28.95%		+8.25%
Net Assets, End of Period (In Millions)	$0	(f)	$0	(f)	$0	(f)	$0	(f)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.5	%*	2.6%		4.2%		2.7	%*
Ratio of Expenses to Average Net Assets	2.5	%*	2.1%		2.3%		2.6	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.9	)%*	(1.4)%		(1.5)%		(1.6	)%*
Portfolio Turnover Rate(g)	84.2%		234.1%		420.4%		54.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	For the period from September 28, 2001 (commencement of class) to December 31, 2001.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(f)	Amount is less than $500,000.
(g)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR FOCUS FUND — CLASS A

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$5.99		$4.79		$6.62		$10.26	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.05)		(0.05	)(d)	(0.10	)(d)	(0.07)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	0.58		1.25		(1.73)		(3.57)	0.27

Total from Investment Operations	0.53		1.20		(1.83)		(3.64)	0.26
Less Distributions:
From Net Investment Income	—		—		—		—	—

Total Distributions	—		—		—		—	—

Net Asset Value, End of Period	$6.52		$5.99		$4.79		$6.62	$10.26

Ratios and Supplemental Data
Total Return	+8.85%		+25.05%		–27.64%		–35.48%	+2.60%
Net Assets, End of Period (In Millions)	$1		$2		$2		$5	$1
Ratio of Expenses to Average Net Assets before Expense Offsets	3.7	%*	3.0%		2.9%		3.4%	7.3	%*
Ratio of Expenses to Average Net Assets	1.6	%*	1.3%		2.1%		1.5%	2.4	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.4	)%*	(1.0)%		(1.7)%		(0.9)%	(1.0	)%*
Portfolio Turnover Rate(e)	43.8%		248.9%		350.1%		605.7%	45.1%

STRONG ADVISOR FOCUS FUND — CLASS B

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$5.87		$4.73		$6.55		$10.23	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.07)		(0.09	)(d)	(0.11	)(d)	(0.08)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	0.58		1.23		(1.71)		(3.60)	0.24

Total from Investment Operations	0.51		1.14		(1.82)		(3.68)	0.23
Less Distributions:
From Net Investment Income	—		—		—		—	—

Total Distributions	—		—		—		—	—

Net Asset Value, End of Period	$6.38		$5.87		$4.73		$6.55	$10.23

Ratios and Supplemental Data
Total Return	+8.69%		+24.10%		–27.79%		–35.97%	+2.30%
Net Assets, End of Period (In Millions)	$1		$1		$1		$2	$0	(f)
Ratio of Expenses to Average Net Assets before Expense Offsets	4.5	%*	3.9%		4.1%		4.6%	8.1	%*
Ratio of Expenses to Average Net Assets	2.1	%*	2.0%		2.4%		2.4%	3.1	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.9	)%*	(1.7)%		(2.0)%		(1.7)%	(1.6	)%*
Portfolio Turnover Rate(e)	43.8%		248.9%		350.1%		605.7%	45.1%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(d)	Net investment income (loss) per share represents new investment income (loss) divided by average shares outstanding throughout the year.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	Amount is less than $500,000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR FOCUS FUND — CLASS C

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$5.87		$4.73		$6.55		$10.23	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.07)		(0.09	)(d)	(0.11	)(d)	(0.09)	(0.02)
Net Realized and Unrealized Gains (Losses) on Investments	0.58		1.23		(1.71)		(3.59)	0.25

Total from Investment Operations	0.51		1.14		(1.82)		(3.68)	0.23
Less Distributions:
From Net Investment Income	—		—		—		—	—

Total Distributions	—		—		—		—	—

Net Asset Value, End of Period	$6.38		$5.87		$4.73		$6.55	$10.23

Ratios and Supplemental Data
Total Return	+8.69%		+24.10%		–27.79%		–35.97%	+2.30%
Net Assets, End of Period (In Millions)	$0	(e)	$0	(e)	$0	(e)	$1	$0	(e)
Ratio of Expenses to Average Net Assets before Expense Offsets	6.1	%*	3.8%		3.9%		4.3%	8.1	%*
Ratio of Expenses to Average Net Assets	2.1	%*	1.9%		2.4%		2.4%	4.5	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.9	)%*	(1.6)%		(2.0)%		(1.7)%	(2.7	)%*
Portfolio Turnover Rate(f)	43.8%		248.9%		350.1%		605.7%	45.1%

STRONG ADVISOR INTERNATIONAL CORE FUND — CLASS A

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001(g)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.47		$8.84		$10.41		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.18		0.18	(d)	(0.06	)(d)	(0.03)
Net Realized and Unrealized Gains (Losses) on Investments	0.41		2.59		(1.51)		0.44

Total from Investment Operations	0.59		2.77		(1.57)		0.41
Less Distributions:
From Net Investment Income	(0.02)		(0.14)		—		—

Total Distributions	(0.02)		(0.14)		—		—

Net Asset Value, End of Period	$12.04		$11.47		$8.84		$10.41

Ratios and Supplemental Data
Total Return	+5.11%		+31.38%		–15.08%		+4.10%
Net Assets, End of Period (In Millions)	$1		$1		$0	(e)	$0	(e)
Ratio of Expenses to Average Net Assets before Expense Offsets	5.4	%*	7.7%		52.4%		2.2	%*
Ratio of Expenses to Average Net Assets	0.0	%*(h)	0.0	%(h)	2.2%		2.2	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	3.1	%*	1.8%		(0.6)%		(1.1	)%*
Portfolio Turnover Rate(f)	17.1%		88.1%		46.9%		4.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Amount is less than $500,000.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)	For the period from September 28, 2001 (commencement of class) to December 31, 2001.
(h)	Amount calculated is less than 0.05%.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR INTERNATIONAL CORE FUND — CLASS B

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.45		$8.82		$10.40		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.17		0.20	(d)	(0.08	)(d)	(0.04)
Net Realized and Unrealized Gains (Losses) on Investments	0.42		2.58		(1.50)		0.44

Total from Investment Operations	0.59		2.78		(1.58)		0.40
Less Distributions:
From Net Investment Income	(0.02)		(0.15)		—		—

Total Distributions	(0.02)		(0.15)		—		—

Net Asset Value, End of Period	$12.02		$11.45		$8.82		$10.40

Ratios and Supplemental Data
Total Return	+5.12%		+31.58%		–15.19%		+4.00%
Net Assets, End of Period (In Millions)	$1		$1		$0	(e)	$0	(e)
Ratio of Expenses to Average Net Assets before Expense Offsets	6.2	%*	8.6%		52.0%		3.0	%*
Ratio of Expenses to Average Net Assets	0.0	%*(f)	0.0	%(f)	2.4%		2.7	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	3.1	%*	2.0%		(0.8)%		(1.6	)%*
Portfolio Turnover Rate(g)	17.1%		88.1%		46.9%		4.0%

STRONG ADVISOR INTERNATIONAL CORE FUND — CLASS C

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.43		$8.82		$10.40		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.17		0.21	(d)	(0.06	)(d)	(0.04)
Net Realized and Unrealized Gains (Losses) on Investments	0.43		2.57		(1.52)		0.44

Total from Investment Operations	0.60		2.78		(1.58)		0.40
Less Distributions:
From Net Investment Income	(0.02)		(0.17)		—		—

Total Distributions	(0.02)		(0.17)		—		—

Net Asset Value, End of Period	$12.01		$11.43		$8.82		$10.40

Ratios and Supplemental Data
Total Return	+5.22%		+31.52%		–15.19%		+4.00%
Net Assets, End of Period (In Millions)	$0	(e)	$0	(e)	$0	(e)	$0	(e)
Ratio of Expenses to Average Net Assets before Expense Offsets	6.2	%*	8.4%		52.5%		3.0	%*
Ratio of Expenses to Average Net Assets	0.0	%*(f)	0.0	%(f)	2.4%		2.7	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	3.2	%*	2.1%		(0.7)%		(1.6	)%*
Portfolio Turnover Rate(g)	17.1%		88.1%		46.9%		4.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	For the period from September 28, 2001 (commencement of class) to December 31, 2001.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Amount is less than $500,000.
(f)	Amount calculated is less than 0.05%.
(g)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR SELECT FUND — CLASS A

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.36		$6.10		$7.99		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.06	)(c)	(0.07	)(c)	(0.07	)(c)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	0.85		2.33		(1.81)		(2.00	)(d)

Total from Investment Operations	0.79		2.26		(1.88)		(2.01)
Less Distributions:
From Net Realized Gains	—		—		(0.01)		—

Total Distributions	—		—		(0.01)		—

Net Asset Value, End of Period	$9.15		$8.36		$6.10		$7.99

Ratios and Supplemental Data
Total Return	+9.45%		+37.05%		–23.52%		–20.10%
Net Assets, End of Period (In Millions)	$76		$81		$56		$57
Ratio of Expenses to Average Net Assets before Expense Offsets	1.6	%*	1.6%		1.6%		4.4%
Ratio of Expenses to Average Net Assets	1.6	%*	1.6%		1.6%		1.7%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.3	)%*	(1.0)%		(1.1)%		(0.8)%
Portfolio Turnover Rate(e)	64.6%		243.6%		437.3%		359.7%

STRONG ADVISOR SELECT FUND — CLASS B

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.18		$6.02		$7.94		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.09	)(c)	(0.12	)(c)	(0.12	)(c)	(0.09)
Net Realized and Unrealized Gains (Losses) on Investments	0.83		2.28		(1.79)		(1.97	)(d)

Total from Investment Operations	0.74		2.16		(1.91)		(2.06)
Less Distributions:
From Net Realized Gains	—		—		(0.01)		—

Total Distributions	—		—		(0.01)		—

Net Asset Value, End of Period	$8.92		$8.18		$6.02		$7.94

Ratios and Supplemental Data
Total Return	+9.05%		+35.88%		–24.04%		–20.60%
Net Assets, End of Period (In Millions)	$1		$1		$0	(f)	$0	(f)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.4	%*	2.4%		2.4%		12.4%
Ratio of Expenses to Average Net Assets	2.4	%*	2.3%		2.4%		2.5%
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.1	)%*	(1.8)%		(1.9)%		(1.7)%
Portfolio Turnover Rate(e)	64.6%		243.6%		437.3%		359.7%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(d)	The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(e)	Calculated on the basis of the Fund as a while without distinguishing between the classes of shares issued.
(f)	Amount is less than $500,000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR SELECT FUND — CLASS C

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.18		$6.02		$7.93		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.09	)(c)	(0.13	)(c)	(0.12	)(c)	(0.10)
Net Realized and Unrealized Gains (Losses) on Investments	0.83		2.29		(1.78)		(1.97	)(d)

Total from Investment Operations	0.74		2.16		(1.90)		(2.07)
Less Distributions:
From Net Realized Gains	—		—		(0.01)		—

Total Distributions	—		—		(0.01)		—

Net Asset Value, End of Period	$8.92		$8.18		$6.02		$7.93

Ratios and Supplemental Data
Total Return	+9.05%		+35.88%		–23.95%		–20.70%
Net Assets, End of Period (In Millions)	$1		$0	(e)	$0	(e)	$0	(e)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.4	%*	2.5%		2.3%		12.8%
Ratio of Expenses to Average Net Assets	2.4	%*	2.4%		2.3%		2.5%
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.1	)%*	(1.8)%		(1.8)%		(1.7)%
Portfolio Turnover Rate(f)	64.6%		243.6%		437.3%		359.7%

STRONG ADVISOR TECHNOLOGY FUND — CLASS A

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(g)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$7.43	$4.24		$7.22		$9.27	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.07)	(0.10	)(c)	(0.11	)(c)	(0.05)	(0.05)
Net Realized and Unrealized Gains (Losses) on Investments	(0.48)	3.29		(2.87)		(1.99)	(0.68)

Total from Investment Operations	(0.55)	3.19		(2.98)		(2.04)	(0.73)
Less Distributions:
From Net Realized Gains	—	—		—		(0.01)	—

Total Distributions	—	—		—		(0.01)	—

Net Asset Value, End of Period	$6.88	$7.43		$4.24		$7.22	$9.27

Ratios and Supplemental Data
Total Return	–7.40%	+75.24%		–41.27%		–21.98%	–7.30%
Net Assets, End of Period (In Millions)	$1	$1		$1		$2	$0 (e)
Ratio of Expenses to Average Net Assets before Expense Offsets	4.7%*	3.6%		3.3%		7.0%	17.2%*
Ratio of Expenses to Average Net Assets	2.0%*	2.2%		2.3%		1.6%	9.5%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.9)%*	(1.8)%		(2.1)%		(1.0)%	(8.2)%*
Portfolio Turnover Rate(f)	73.3%	184.5%		136.5%		157.9%	49.3%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	Net investment income (loss) per share represents new investment income (loss) divided by average shares outstanding throughout the year.
(d)	The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(e)	Amount is less than $500,000.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR TECHNOLOGY FUND — CLASS B

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$7.32	$4.17		$7.13		$9.26	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.07)	(0.11	)(d)	(0.11	)(d)	(0.09)	(0.08)
Net Realized and Unrealized Gains (Losses) on Investments	(0.47)	3.26		(2.85)		(2.03)	(0.66)

Total from Investment Operations	(0.54)	3.15		(2.96)		(2.12)	(0.74)
Less Distributions:
From Net Realized Gains	—	—		—		(0.01)	—

Total Distributions	—	—		—		(0.01)	—

Net Asset Value, End of Period	$6.78	$7.32		$4.17		$7.13	$9.26

Ratios and Supplemental Data
Total Return	–7.38%	+75.54%		–41.51%		–22.87%	–7.40%
Net Assets, End of Period (In Millions)	$1	$1		$0	(e)	$0 (e)	$0 (e)
Ratio of Expenses to Average Net Assets before Expense Offsets	5.5%*	4.5%		4.5%		9.3%	17.3%*
Ratio of Expenses to Average Net Assets	2.0%*	2.2%		2.4%		2.5%	11.1%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.9)%*	(1.7)%		(2.2)%		(1.9)%	(9.7)%*
Portfolio Turnover Rate(f)	73.3%	184.5%		136.5%		157.9%	49.3%

STRONG ADVISOR TECHNOLOGY FUND — CLASS C

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$7.30	$4.16		$7.11		$9.26	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.07)	(0.10	)(d)	(0.12	)(d)	(0.09)	(0.08)
Net Realized and Unrealized Gains (Losses) on Investments	(0.48)	3.24		(2.83)		(2.05)	(0.66)

Total from Investment Operations	(0.55)	3.14		(2.95)		(2.14)	(0.74)
Less Distributions:
From Net Realized Gains	—	—		—		(0.01)	—

Total Distributions	—	—		—		(0.01)	—

Net Asset Value, End of Period	$6.75	$7.30		$4.16		$7.11	$9.26

Ratios and Supplemental Data
Total Return	–7.53%	+75.48%		–41.49%		–23.09%	–7.40%
Net Assets, End of Period (In Millions)	$0 (e)	$0	(e)	$0	(e)	$1	$0 (e)
Ratio of Expenses to Average Net Assets before Expense Offsets	5.6%*	4.5%		4.2%		8.9%	17.3%*
Ratio of Expenses to Average Net Assets	2.0%*	2.2%		2.5%		2.4%	11.1%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.9)%*	(1.8)%		(2.2)%		(1.8)%	(9.7)%*
Portfolio Turnover Rate(f)	73.3%	184.5%		136.5%		157.9%	49.3%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	For the period from November 30, 2000 (commencement of class) to December 31, 2000.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Amount is less than $500,000.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND — CLASS A

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.19		$7.14		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.13	)(d)	(0.24	)(d)	(0.14	)(d)
Net Realized and Unrealized Gains (Losses) on Investments	0.04		4.29		(2.72)

Total from Investment Operations	(0.09)		4.05		(2.86)
Less Distributions:
From Net Investment Income	—		—		—

Total Distributions	—		—		—

Net Asset Value, End of Period	$11.10		$11.19		$7.14

Ratios and Supplemental Data
Total Return	–0.80%		+56.72%		–28.60%
Net Assets, End of Period (In Millions)	$3		$3		$0	(e)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.6	%*	3.8%		14.1	%*
Ratio of Expenses to Average Net Assets	2.4	%*	2.4%		2.5	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.3	)%*	(2.4)%		(2.4	)%*
Portfolio Turnover Rate(f)	57.6%		114.0%		98.1%

STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND — CLASS B

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.18		$7.14		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.13	)(d)	(0.23	)(d)	(0.14	)(d)
Net Realized and Unrealized Gains (Losses) on Investments	0.04		4.27		(2.72)

Total from Investment Operations	(0.09)		4.04		(2.86)
Less Distributions:
From Net Investment Income	—		—		—

Total Distributions	—		—		—

Net Asset Value, End of Period	$11.09		$11.18		$7.14

Ratios and Supplemental Data
Total Return	–0.81%		+56.58%		–28.60%
Net Assets, End of Period (In Millions)	$2		$1		$0	(e)
Ratio of Expenses to Average Net Assets before Expense Offsets	3.3	%*	4.7%		14.9	%*
Ratio of Expenses to Average Net Assets	2.4	%*	2.4%		2.5	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.3	)%*	(2.4)%		(2.4	)%*
Portfolio Turnover Rate(f)	57.6%		114.0%		98.1%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	For the period from March 28, 2002 (commencement of class) to December 31, 2002.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Amount is less than $500,000.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND — CLASS C

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.19		$7.14		$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.13	)(d)	(0.23	)(d)	(0.13	)(d)
Net Realized and Unrealized Gains (Losses) on Investments	0.04		4.28		(2.73)

Total from Investment Operations	(0.09)		4.05		(2.86)
Less Distributions:
From Net Investment Income	—		—		—

Total Distributions	—		—		—

Net Asset Value, End of Period	$11.10		$11.19		$7.14

Ratios and Supplemental Data
Total Return	–0.80%		+56.72%		–28.60%
Net Assets, End of Period (In Millions)	$2		$2		$0	(e)
Ratio of Expenses to Average Net Assets before Expense Offsets	3.4	%*	4.7%		15.3	%*
Ratio of Expenses to Average Net Assets	2.4	%*	2.4%		2.5	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.3	)%*	(2.3)%		(2.4	)%*
Portfolio Turnover Rate(f)	57.6%		114.0%		98.1%

STRONG ADVISOR UTILITIES AND ENERGY FUND — CLASS A

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003	Dec. 31, 2002(g)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.63	$9.02	$10.00
Income From Investment Operations:
Net Investment Income	0.06	0.14	0.08 (d)
Net Realized and Unrealized Gains (Losses) on Investments	0.48	1.61	(1.00)

Total from Investment Operations	0.54	1.75	(0.92)
Less Distributions:
From Net Investment Income	(0.05)	(0.14)	(0.06)

Total Distributions	(0.05)	(0.14)	(0.06)

Net Asset Value, End of Period	$11.12	$10.63	$9.02

Ratios and Supplemental Data
Total Return	+5.05%	+19.61%	–9.21%
Net Assets, End of Period (In Millions)	$7	$10	$6
Ratio of Expenses to Average Net Assets before Expense Offsets	2.2%*	1.9%	2.2%*
Ratio of Expenses to Average Net Assets	2.1%*	1.9%	2.2%*
Ratio of Net Investment Income to Average Net Assets	0.8%*	1.5%	2.0%*
Portfolio Turnover Rate(f)	60.7%	174.2%	46.2%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	For the period from March 28, 2002 (commencement of class) to December 31, 2002.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Amount is less than $500,000.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)	For the period from July 31, 2002 (commencement of class) to December 31, 2002.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR UTILITIES AND ENERGY FUND — CLASS B

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003	Dec. 31, 2002(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.64		$9.04	$10.00
Income From Investment Operations:
Net Investment Income	0.02		0.09	0.06 (d)
Net Realized and Unrealized Gains on Investments	0.50		1.62	(1.00)

Total from Investment Operations	0.52		1.71	(0.94)
Less Distributions:
From Net Investment Income	(0.04)		(0.11)	(0.02)

Total Distributions	(0.04)		(0.11)	(0.02)

Net Asset Value, End of Period	$11.12		$10.64	$9.04

Ratios and Supplemental Data
Total Return	+4.88%		+18.97%	–9.39%
Net Assets, End of Period (In Millions)	$0	(e)	$0 (e)	$0 (e)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.9	%*	2.7%	5.1%*
Ratio of Expenses to Average Net Assets	2.5	%*	2.4%	2.5%*
Ratio of Net Investment Income to Average Net Assets	0.4	%*	1.0%	1.6%*
Portfolio Turnover Rate(f)	60.7%		174.2%	46.2%

STRONG ADVISOR UTILITIES AND ENERGY FUND — CLASS C

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003	Dec. 31, 2002(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.62		$9.02	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.02		0.09	0.05 (d)
Net Realized and Unrealized Gains (Losses) on Investments	0.51		1.61	(0.99)

Total from Investment Operations	0.53		1.70	(0.94)
Less Distributions:
From Net Investment Income	(0.04)		(0.10)	(0.04)

Total Distributions	(0.04)		(0.10)	(0.04)

Net Asset Value, End of Period	$11.11		$10.62	$9.02

Ratios and Supplemental Data
Total Return	+4.94%		+18.97%	–9.45%
Net Assets, End of Period (In Millions)	$0	(e)	$0 (e)	$0 (e)
Ratio of Expenses to Average Net Assets before Expense Offsets	3.0	%*	2.7%	5.3%*
Ratio of Expenses to Average Net Assets	2.5	%*	2.4%	2.5%*
Ratio of Net Investment Income to Average Net Assets	0.4	%*	0.9%	1.3%*
Portfolio Turnover Rate(f)	60.7%		174.2%	46.2%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	For the period from July 31, 2002 (commencement of class) to December 31, 2002.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Amount is less than $500,000.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR LARGE COMPANY CORE FUND — CLASS A

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003		Dec. 31, 2002(c)		Sep. 30, 2002(d)	Sep. 30, 2001	Sep. 30, 2000	Sep. 30, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.81	$8.81		$8.24		$9.65	$14.67	$11.72	$9.71
Income From Investment Operations:
Net Investment Income	(0.01)	(0.00	)(e)(f)	0.01	(f)	0.07	0.12	0.14	0.09
Net Realized and Unrealized Gains (Losses) on Investments	0.30	2.02		0.57		(1.10)	(3.79)	3.26	2.03

Total from Investment Operations	0.29	2.02		0.58		(1.03)	(3.67)	3.40	2.12
Less Distributions:
From Net Investment Income	—	(0.01)		(0.01)		(0.05)	(0.12)	(0.14)	(0.11)
From Net Realized Gains	(0.17)	(0.01)		—		(0.33)	(1.23)	(0.31)	—

Total Distributions	(0.17)	(0.02)		(0.01)		(0.38)	(1.35)	(0.45)	(0.11)

Net Asset Value, End of Period	$10.93	$10.81		$8.81		$8.24	$9.65	$14.67	$11.72

Ratios and Supplemental Data
Total Return	+2.78%	+22.93%		+6.99%		–11.47%	–26.39%	+29.48%	+21.88%
Net Assets, End of Period (In Millions)	$61	$67		$9		$6	$4	$5	$3
Ratio of Expenses to Average Net Assets before Expense Offsets	1.6%*	1.7%		3.1	%*	3.7%	4.7%	3.8%	4.6%
Ratio of Expenses to Average Net Assets	1.5%*	1.5%		1.5	%*	1.5%	1.5%	1.5%	1.5%
Ratio of Net Investment Income to Average Net Assets	(0.2)%*	(0.0	)%(e)	0.1	%*	0.8%	1.0%	1.1%	0.8%
Portfolio Turnover Rate(g)	143.5%	148.2%		36.4%		190.4%	221.6%	142.7%	113.4%

STRONG ADVISOR LARGE COMPANY CORE FUND — CLASS B

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003		Dec. 31, 2002(h)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.69	$8.79		$8.21
Income From Investment Operations:
Net Investment Income	(0.05)	(0.10	)(f)	(0.02	)(f)
Net Realized and Unrealized Gains on Investments	0.29	2.01		0.60

Total from Investment Operations	0.24	1.91		0.58
Less Distributions:
From Net Investment Income	—	(0.00	)(e)	—
From Net Realized Gains	(0.17)	(0.01)		—

Total Distributions	(0.17)	(0.01)		—

Net Asset Value, End of Period	$10.76	$10.69		$8.79

Ratios and Supplemental Data
Total Return	+2.34%	+21.74%		+7.06%
Net Assets, End of Period (In Millions)	$9	$8		$0	(i)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.4%*	2.5%		4.2	%*
Ratio of Expenses to Average Net Assets	2.3%*	2.4%		2.5	%*
Ratio of Net Investment Income to Average Net Assets	(1.0)%*	(1.0)%		(0.2	)%*
Portfolio Turnover Rate(g)	143.5%	148.2%		36.4%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	In 2002, the Fund changed its fiscal year-end from September to December.
(d)	Effective September 5, 2002 Strong Capital Management, Inc. assumed the investment advisory responsibilities from Rockhaven Asset Management, LLC.
(e)	Amount calculated is less than $0.005 or 0.05%.
(f)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(g)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(h)	For the period from September 30, 2002 (commencement of class) to December 31, 2002.
(i)	Amount is less than $500,000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG ADVISOR LARGE COMPANY CORE FUND — CLASS C

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003		Dec. 31, 2002(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.69	$8.79		$8.21
Income From Investment Operations:
Net Investment Income (Loss)	(0.05)	(0.10	)(d)	(0.02	)(d)
Net Realized and Unrealized Gains (Losses) on Investments	0.29	2.01		0.60

Total from Investment Operations	0.24	1.91		0.58
Less Distributions:
From Net Investment Income	—	—		(0.00	)(e)
From Net Realized Gains (Losses)	(0.17)	(0.01)		—

Total Distributions	(0.17)	(0.01)		(0.00	)(e)

Net Asset Value, End of Period	$10.76	$10.69		$8.79

Ratios and Supplemental Data
Total Return	+2.34%	+21.73%		+7.09%
Net Assets, End of Period (In Millions)	$8	$6		$0	(f)
Ratio of Expenses to Average Net Assets before Expense Offsets	2.5%*	2.5%		4.2	%*
Ratio of Expenses to Average Net Assets	2.4%*	2.4%		2.5	%*
Ratio of Net Investment Income to Average Net Assets	(1.1)%*	(1.0)%		(0.2	)%*
Portfolio Turnover Rate(g)	143.5%	148.2%		36.4%

STRONG ADVISOR LARGE COMPANY CORE FUND — CLASS K

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003	Dec. 31, 2002(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.84	$8.80	$8.21
Income From Investment Operations:
Net Investment Income	0.01	0.05 (d)	0.02	(d)
Net Realized and Unrealized Losses on Investments	0.31	2.03	0.59

Total from Investment Operations	0.32	2.08	0.61
Less Distributions:
From Net Investment Income	—	(0.03)	(0.02)
From Net Realized Gains	(0.17)	(0.01)	—

Total Distributions	(0.17)	(0.04)	(0.02)

Net Asset Value, End of Period	$10.99	$10.84	$8.80

Ratios and Supplemental Data
Total Return	+3.05%	+23.66%	+7.38%
Net Assets, End of Period (In Millions)	$39	$35	$0	(f)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.3%*	1.4%	2.9	%*
Ratio of Expenses to Average Net Assets	1.0%*	1.0%	1.0	%*
Ratio of Net Investment Income to Average Net Assets	0.3%	0.5%	1.1	%*
Portfolio Turnover Rate(g)	143.5%	148.2%	36.4%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	For the period from September 30, 2002 (commencement of class) to December 31, 2002.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Amount calculated is less than $0.005.
(f)	Amount is less than $500,000.
(g)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2004 (Unaudited)

1.	Organization

The accompanying financial statements represent the following Strong Advisor Equity Funds (the “Funds”), each with its own investment objectives and policies:

•	Strong Advisor Common Stock Fund(1) (a series fund of Strong Common Stock Fund, Inc.)

•	Strong Advisor Mid Cap Growth Fund(1) (a series fund of Strong Equity Funds, Inc.)

•	Strong Advisor Small Cap Value Fund(1) (a series fund of Strong Equity Funds, Inc.)

•	Strong Advisor U.S. Value Fund(1) (a series fund of Strong Conservative Equity Funds, Inc.)

•	Strong Advisor Endeavor Large Cap Fund(1) (a series fund of Strong Common Stock Fund, Inc.)

•	Strong Advisor Focus Fund(2) (a series fund of Strong Common Stock Fund, Inc.)

•	Strong Advisor International Core Fund(1) (a series fund of Strong International Equity Funds, Inc.)

•	Strong Advisor Select Fund(2) (a series fund of Strong Opportunity Fund, Inc.)

•	Strong Advisor Technology Fund(1) (a series fund of Strong Common Stock Fund, Inc.)

•	Strong Advisor U.S. Small/Mid Cap Growth Fund(1) (a series fund of Strong Opportunity Fund, Inc.)

•	Strong Advisor Utilities and Energy Fund(1) (a series fund of Strong Equity Funds, Inc.)

•	Strong Advisor Large Company Core Fund(1) (a series fund of Strong Equity Funds, Inc.)

(1)	Diversified Fund.
(2)	Non-diversified Fund.

Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

Strong Advisor Common Stock Fund, Strong Advisor Mid Cap Growth Fund, and Strong Advisor Small Cap Value Fund offer Class A, B, C, and Z shares. Strong Advisor U.S. Value Fund offers Class A, B, C, K, and Z shares. Strong Advisor Endeavor Large Cap Fund, Strong Advisor Focus Fund, Strong Advisor International Core Fund, Strong Advisor Select Fund, Strong Advisor Technology Fund, Strong Advisor U.S. Small/Mid Cap Growth Fund, and Strong Advisor Utilities and Energy Fund offer Class A, B, and C shares. Strong Advisor Large Company Core Fund offers Class A, B, C, and K shares. All classes of shares differ principally in their respective administration, transfer agent, and distribution expenses and sales charges, if any. All classes of shares have identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

Class A, B, and C shares are available only through financial professionals. Class K shares are primarily available through retirement plans. Class Z shares are available to certain investors and investment professionals who owned Investor Class shares of the Fund on November 30, 2000 and to certain other investors as set forth in the Funds’ prospectuses.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(A)	Security Valuation — Securities of the Funds traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Board of Directors. Some of the Fund’s portfolio securities may be listed on foreign exchanges that close before the U.S. markets and that trade on days when the U.S. markets are closed. As a result, management, under the supervision of the Strong Funds’ Board of Directors, will consider significant events affecting foreign securities and the movements of the domestic markets that occur after the close of the foreign markets and before the time a Fund’s net asset value (“NAV”) is calculated in valuing such foreign securities. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Funds may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon guidelines established by the Funds’ Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions, and the issuer’s financial performance. The aggregate cost and fair value of restricted securities held at June 30, 2004, that are deemed illiquid, are as follows:

	Aggregate Cost	Aggregate Fair Value	Percent of Net Assets
Strong Advisor Small Cap Value Fund	$680,073	$717,263	0.0%

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

Undistributed income or net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition, and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

Each Fund, other than Strong Advisor U.S. Value Fund and Strong Advisor Utilities and Energy Fund, generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Strong Advisor U.S. Value Fund and Strong Advisor Utilities and Energy Fund generally pay dividends from net investment income quarterly and distribute net realized capital gains, if any, at least annually.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Funds may utilize derivative instruments including options, futures, and other instruments with similar characteristics to the extent that they are consistent with the Funds’ investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect itself from adverse movements in securities’ prices, foreign currencies, or interest rates. The use of these instruments involves certain risks, including the possibility that the future value of the underlying assets or indices fluctuate (in the case of futures and options), the derivative becomes illiquid, an imperfect correlation arises between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

Investments in foreign-denominated assets or forward foreign currency contracts may involve greater risks than domestic investments such as foreign-related risks created by currency rate fluctuations, foreign political and economic instability, foreign financial reporting standards and taxes, and foreign securities markets and issuer regulation. Foreign securities may be less liquid than domestic securities.

(E)	Futures — Upon entering into a futures contract, the Funds segregate cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange and the futures commission merchant or broker. Each Fund designates liquid securities as collateral on open futures contracts. During the term of the futures contract, the Funds also receive credit from, or pay to, the futures commission merchant or broker an amount of cash or liquid assets equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses by the Funds. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

(F)	Written Options — The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses by the Funds. When a written option is closed, expired, or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Funds. Each Fund designates liquid securities or cash on its books to cover its financial exposure on open written options contracts.

(G)	Foreign Currency Conversion — Securities and other assets and liabilities initially expressed in foreign currencies are converted daily into U.S. dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H)	Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(I)	Short Positions — The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Fund and are included in Other Expenses in the Statement of Operations. If the Funds sell securities short while also holding the long position in the security, they may protect unrealized gains but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position in the security, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

(J)	Repurchase Agreements — The Funds may enter into repurchase agreements with institutions that the Funds’ investment advisor, Strong Capital Management, Inc. (the “Advisor”), has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Funds’ custodial bank in a manner sufficient to enable the Funds to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Funds’ custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

(K)	Securities Lending — The Funds, except Strong Advisor Utilities and Energy Fund and Strong Advisor Large Company Core Fund, have entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank, which was subsequently assumed by State Street Bank and Trust Company. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily. Cash collateral received is invested in repurchase agreements, investment funds, government obligations, and/or bank obligations.

At June 30, 2004, Strong Advisor Common Stock Fund, Strong Advisor Mid Cap Growth Fund, and Strong Advisor U.S. Value Fund had securities with a market value of $89,071,410, $110,533, and $7,175,925, respectively, on loan and had received $91,631,247, $112,131, and $7,404,288, respectively, in collateral (both are included within Investments in the Statements of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statements of Operations. For the six months ended June 30, 2004, the securities lending income totaled, $64,154, $1,321, and $4,210 for Strong Advisor Common Stock Fund, Strong Advisor Mid Cap Growth Fund, and Strong Advisor U.S. Value Fund, respectively.

The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Funds for these types of losses.

(L)	Directed Brokerage — The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds’ expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(M)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by certain Funds and are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(N)	Expenses — The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(O)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(P)	Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

(Q)	Other — Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

(R)	Redemption Fees — Class A shares of Strong Advisor Large Company Core Fund held for 360 calendar days or less after purchase are subject to a redemption fee of 1.00%, based on the redeemed share’s market value. Class A, B, and C shares of Strong Advisor International Core Fund held for thirty calendar days or less after purchase are subject to a redemption fee of 1.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Funds. The amount collected for the period is included in Capital Stock reported in the Statements of Assets and Liabilities and in Note 8. Strong Advisor International Core Fund did not collect any redemption fees during the period.

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent, and related services to the Funds. Certain officers and, until December 2, 2003, certain directors of the Funds are or were affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

		Administrative Fees
	Advisory Fees(1)	Class A	Class B	Class C	Class K	Class Z
Strong Advisor Common Stock Fund	0.75%	0.30%	0.30%	0.30%	*	0.30%
Strong Advisor Mid Cap Growth Fund	0.75%	0.30%	0.30%	0.30%	*	0.30%
Strong Advisor Small Cap Value Fund	0.75%	0.30%	0.30%	0.30%	*	0.30%
Strong Advisor U.S. Value Fund	0.55%	0.30%	0.30%	0.30%	0.25%	0.30%
Strong Advisor Endeavor Large Cap Fund	0.75%	0.30%	0.30%	0.30%	*	*
Strong Advisor Focus Fund	0.75%	0.30%	0.30%	0.30%	*	*
Strong Advisor International Core Fund	0.75%	0.30%	0.30%	0.30%	*	*
Strong Advisor Select Fund	0.75%	0.30%	0.30%	0.30%	*	*
Strong Advisor Technology Fund	0.75%	0.30%	0.30%	0.30%	*	*
Strong Advisor U.S. Small/Mid Cap Growth Fund	0.75%	0.30%	0.30%	0.30%	*	*
Strong Advisor Utilities and Energy Fund	0.75%	0.30%	0.30%	0.30%	*	*
Strong Advisor Large Company Core Fund	0.75%	0.30%	0.30%	0.30%	0.25%	*

*	Does not offer share class.
(1)	The investment advisory fees are 0.75% for assets under $4 billion, 0.725% for the next $2 billion assets, and 0.70% for assets $6 billion and above. Strong Advisor U.S. Value Fund does not have a breakpoint schedule.

The Funds’ Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. The Advisor and/or Administrator has contractually agreed to waive and/or absorb expenses for the following Funds until May 1, 2005, to keep Net Annual Operating Expenses at or below the following percentages:

	Class A		Class B	Class C	Class K		Class Z
Strong Advisor Common Stock Fund	*		2.50%	*	*	*	*
Strong Advisor Mid Cap Growth Fund	*		2.50%	2.50%	*	*	*
Strong Advisor Small Cap Value Fund	*		*	*	*	*	*
Strong Advisor U.S. Value Fund	2.50%		2.50%	2.50%	0.99%		*
Strong Advisor Endeavor Large Cap Fund	*		2.50%	2.50%	*	*	*	*
Strong Advisor Focus Fund	2.50%		2.50%	2.50%	*	*	*	*
Strong Advisor International Core Fund	2.50%		2.50%	2.50%	*	*	*	*
Strong Advisor Select Fund	2.50%		2.50%	2.50%	*	*	*	*
Strong Advisor Technology Fund	2.50%		2.50%	2.50%	*	*	*	*
Strong Advisor U.S. Small/Mid Cap Growth Fund	2.50%		2.50%	2.50%	*	*	*	*
Strong Advisor Utilities and Energy Fund	*		*	*	*	*	*	*
Strong Advisor Large Company Core Fund	1.50	%(1)	2.50%	2.50%	0.99%		*	*

*	Contractual rate not applicable to Class.
**	Does not offer share class.
(1)	The contractual rate is indefinite and may only be terminated by the Board of Directors of the Funds, but not before May 1, 2005.

Transfer agent and related service fees for Class Z shares are paid at an annual rate of $27.00 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent and related service fees for each of the Funds’ Class A, B, C, and K shares are paid at an annual rate of 0.20% of the average daily net assets of each respective class. Transfer agent fees are recorded in Shareholder Servicing Costs in the Funds’ Statements of Operations and in Note 4. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class’ level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds’ Statements of Operations and in Note 4. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agency expenses incurred by the Funds and are included in Expense Offsets in the Funds’ Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

The Funds have adopted a Rule 12b-1 distribution and service plan under the 1940 Act on behalf of each of the Funds’ Class A, B, and C shares. Under the plan, Strong Investments, Inc. (the “Distributor” and an affiliate of the Advisor) is paid an annual rate of 0.25%, 1.00%, and 1.00% of the average daily net assets of the Class A, B, and C shares, respectively, as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund’s Class A, B, and C shares. See Note 4.

The Funds’ Class A, B, and C shares have sales charges (loads) charged to shareholders. The Funds’ Class A shares have a maximum 5.75% front-end sales charge. The Funds’ Class A shares, except Strong Advisor Large Company Core Fund, may be subject to a 1.00% contingent deferred sales charge if shares are purchased without an initial sales charge and are redeemed within one year of purchase (usually on purchases of $1,000,000 or more). The Funds’ Class B shares have a maximum 5.00% contingent deferred sales charge. The Funds’ Class C shares have a maximum 1.00% contingent deferred sales charge if the shares are sold within one year of their original purchase date. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds. Certain of these sales charges may be waived in limited circumstances.

For the six months ended June 30, 2004, the Distributor received aggregate sales charges from the sale of Class A shares as follows: Strong Advisor Common Stock Fund $3,971, Strong Advisor Mid Cap Growth Fund $339, Strong Advisor Small Cap Value Fund $7,087, Strong Advisor U.S. Value Fund $326, Strong Advisor Endeavor Large Cap Fund $697, Strong Advisor Focus Fund $4, Strong Advisor International Core Fund $202, Strong Advisor Select Fund $1,004, Strong Advisor Technology Fund $0, Strong Advisor U.S. Small/Mid Cap Growth Fund $1,195, Strong Advisor Utilities and Energy Fund $80, and Strong Advisor Large Company Core Fund $7,612.

For the six months ended June 30, 2004, the Distributor received aggregate contingent deferred sales charges from the redemption of Class A, B, and C shares as follows: Strong Advisor Common Stock Fund $61,659, Strong Advisor Mid Cap Growth Fund $7,693, Strong Advisor Small Cap Value Fund $192,786, Strong Advisor U.S. Value Fund $13,302, Strong Advisor Endeavor Large Cap Fund $6,731, Strong Advisor Focus Fund $8,527, Strong Advisor International Core Fund $189, Strong Advisor Select Fund $1,011, Strong Advisor Technology Fund $1,276, Strong Advisor U.S. Small/Mid Cap Growth Fund $2,548, Strong Advisor Utilities and Energy Fund $0, and Strong Advisor Large Company Core Fund $13,846.

Next Century Growth Investors, LLC (“Next Century Growth”), an affiliate of the Advisor, manages the investments of Strong Advisor U.S. Small/Mid Cap Growth Fund under a subadvisory agreement with the Advisor. Next Century Growth is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

W.H. Reaves & Co., Inc. (“Reaves”) manages the investments of Strong Advisor Utilities and Energy Fund under a subadvisory agreement with the Advisor. Reaves is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services. The investment subadvisory fees are based on breakpoints ranging from net asset values of $200 million to $2.5 billion. The investment subadvisory fees are also subject to adjustment upward or downward depending on the Fund’s performance measured against a benchmark. The benchmark is 90% of the performance of a blend of utilities and energy indices. In addition, Reaves directly affects purchases and sales of securities for the Fund. In conjunction therewith, brokerage commissions paid to Reaves by the Fund for the six months ended June 30, 2004, totaled $14,652.

The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations set by the Fund’s Board of Directors and applicable law.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended June 30, 2004, is as follows:

	Payable to/ (Receivable from) Advisor or Administrator at June 30, 2004	Shareholder Servicing and Other Related Expenses Paid to Administrator	Transfer Agency Banking Charges/(Credits)	Unaffiliated Directors’ and Independent Officers’ Fees
Strong Advisor Common Stock Fund	$273,856	$1,683,617	$4,327	$43,361
Strong Advisor Mid Cap Growth Fund	23,877	156,709	991	2,290
Strong Advisor Small Cap Value Fund	432,176	2,699,980	8,888	48,739
Strong Advisor U.S. Value Fund	81,130	493,221	16,402	7,127
Strong Advisor Endeavor Large Cap Fund	9,813	38,854	925	1,228
Strong Advisor Focus Fund	360	2,996	8	454
Strong Advisor International Core Fund	(93)	1,719	9	404
Strong Advisor Select Fund	14,620	75,853	873	2,117
Strong Advisor Technology Fund	86	1,745	7	423
Strong Advisor U.S. Small/Mid Cap Growth Fund	2,301	6,028	24	453
Strong Advisor Utilities and Energy Fund	1,419	10,074	4	663
Strong Advisor Large Company Core Fund	18,453	117,972	329	2,370

At June 30, 2004, the Distributor owned 21% of the outstanding shares of Strong Advisor International Core Fund.

4.	Expenses and Expense Offsets

For the six months ended June 30, 2004, the class specific expenses are as follows:

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	12b-1 Fees	Other
Strong Advisor Common Stock Fund
Class A	$119,578	$80,469	$12,549	$99,649	$5
Class B	57,425	39,773	7,649	191,415	78
Class C	48,483	33,361	7,832	161,610	919
Class Z	2,070,152	1,527,427	227,517	—	5,912
Strong Advisor Mid Cap Growth Fund
Class A	14,018	9,492	4,422	11,681	59
Class B	4,292	3,167	2,588	14,306	13
Class C	1,054	770	888	3,513	17
Class Z	79,663	142,546	44,872	—	1,635
Strong Advisor Small Cap Value Fund
Class A	958,583	650,173	102,906	798,819	1,500
Class B	186,353	134,226	37,650	621,178	666
Class C	227,804	160,071	47,644	759,348	1,172
Class Z	1,792,277	1,753,406	207,661	—	7,655
Strong Advisor U.S. Value Fund
Class A	6,560	4,503	1,255	5,466	92
Class B	8,250	5,856	1,887	27,500	21
Class C	6,465	4,735	1,938	21,550	441
Class K	102,549	82,040	905	—	4,456
Class Z	337,432	395,359	122,239	—	12,120
Strong Advisor Endeavor Large Cap Fund
Class A	56,250	37,513	2,906	46,875	934
Class B	1,183	821	167	3,945	2
Class C	645	466	154	2,149	44
Strong Advisor Focus Fund
Class A	1,855	1,299	738	1,546	11
Class B	1,739	1,321	988	5,795	4
Class C	466	350	2,730	1,555	18
Strong Advisor International Core Fund
Class A	896	618	164	746	4
Class B	1,232	885	293	4,107	4
Class C	304	214	63	1,015	4
Strong Advisor Select Fund
Class A	111,383	74,294	3,471	92,819	891
Class B	1,099	778	221	3,680	1
Class C	1,028	739	188	3,452	25

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	12b-1 Fees	Other
Strong Advisor Technology Fund
Class A	$1,315	$892	$338	$1,096	$15
Class B	817	571	193	2,723	2
Class C	364	264	237	1,209	8
Strong Advisor U.S. Small/Mid Cap Growth Fund
Class A	4,255	2,885	403	3,546	18
Class B	2,003	1,378	214	6,675	5
Class C	2,312	1,578	668	7,706	189
Strong Advisor Utilities and Energy Fund
Class A	14,367	9,589	271	11,973	11
Class B	358	249	53	1,194	3
Class C	325	224	53	1,082	2
Strong Advisor Large Company Core Fund
Class A	98,530	66,236	3,020	82,109	118
Class B	12,491	8,691	1,642	41,637	32
Class C	10,793	7,455	5,799	35,977	312
Class K	44,106	35,285	3,739	—	172

For the six months ended June 30, 2004, the class specific expense offsets are as follows:

	Expense Waivers and Absorptions	Transfer Agency Banking Credits	Directed Brokerage Credits	Earnings Credits
Strong Advisor Common Stock Fund
Class A	$(4,645)	$(22)	$—	$—
Class B	(3,426)	—	—	—
Class C	(3,307)	—	—	—
Class Z	(24,643)	—	—	—
Fund Level	(139,041)	—	(38,113)	(212)
Strong Advisor Mid Cap Growth Fund
Class A	(742)	—	—	—
Class B	(1,407)	—	—	—
Class C	(609)	—	—	—
Class Z	(6,439)	—	—	—
Fund Level	(6,036)	—	(7,691)	(14)
Strong Advisor Small Cap Value Fund
Class A	(46,646)	—	—	—
Class B	(14,965)	—	—	—
Class C	(16,490)	—	—	—
Class Z	(42,604)	—	—	—
Fund Level	(193,256)	—	(55,185)	(513)
Strong Advisor U.S. Value Fund
Class A	(594)	—	—	—
Class B	(763)	—	—	—
Class C	(875)	—	—	—
Class K	(23,151)	—	—	—
Class Z	(7,319)	—	—	—
Fund Level	(30,531)	—	(4,968)	(30)
Strong Advisor Endeavor Large Cap Fund
Class A	(57)	—	—	—
Class B	(44)	—	—	—
Class C	(47)	—	—	—
Fund Level	(3,746)	—	(5,077)	(11)
Strong Advisor Focus Fund
Class A	(5,277)	—	—	—
Class B	(6,823)	—	—	—
Class C	(4,276)	—	—	—
Fund Level	(13,943)	—	(2,570)	(1)

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

	Expense Waivers and Absorptions	Transfer Agency Banking Credits	Directed Brokerage Credits	Earnings Credits
Strong Advisor International Core Fund
Class A	$(2,428)	$—	$—	$—
Class B	(6,521)	—	—	—
Class C	(1,599)	—	—	—
Fund Level	(37,458)	—	(111)	(1)
Strong Advisor Select Fund
Class A	(350)	—	—	—
Class B	(78)	—	—	—
Class C	(63)	—	—	—
Fund Level	(6,927)	—	(8,343)	(89)
Strong Advisor Technology Fund
Class A	(3,663)	—	—	—
Class B	(4,287)	—	—	—
Class C	(2,066)	—	—	—
Fund Level	(11,495)	—	(3,842)	(1)
Strong Advisor U.S. Small/Mid Cap Fund
Class A	(414)	—	—	—
Class B	(5,299)	—	—	—
Class C	(6,660)	—	—	—
Fund Level	(640)	—	(1,929)	(3)
Strong Advisor Utilities and Energy Fund
Class A	(47)	—	—	—
Class B	(485)	—	—	—
Class C	(467)	—	—	—
Fund Level	(1,026)	—	—	(1)
Strong Advisor Large Company Core Fund
Class A	(24,241)	—	—	—
Class B	(700)	—	—	—
Class C	(2,862)	—	—	—
Class K	(52,092)	—	—	—
Fund Level	(10,707)	—	(8,306)	(187)

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires October 8, 2004, to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Fund’s registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. For the six months ended June 30, 2004, there were no borrowings by Strong Advisor Common Stock Fund, Strong Advisor Mid Cap Growth Fund, Strong Advisor Small Cap Value Fund, Strong Advisor Focus Fund, Strong Advisor International Core Fund, Strong Advisor Select Fund, Strong Advisor U.S. Small/Mid Cap Growth Fund, and Strong Advisor Utilities and Energy Fund under the LOC. Strong Advisor U.S. Value Fund, Strong Advisor Endeavor Large Cap Fund, and Strong Advisor Large Company Core Fund had minimal borrowings under the LOC during the period. During the six months ended June 30, 2004, Strong Advisor Technology Fund had an outstanding average daily balance of $2,198 under the LOC. The maximum amount outstanding during the period was $100,000. Interest expense amounted to $17 for the six months ended June 30, 2004. At June 30, 2004, there were no outstanding borrowings by the Funds under the LOC.

6.	Investment Transactions

The aggregate purchases and sales of long-term securities during the six months ended June 30, 2004, are as follows:

	Purchases	Sales
Strong Advisor Common Stock Fund	$393,717,183	$508,552,628
Strong Advisor Mid Cap Growth Fund	62,190,038	73,534,095
Strong Advisor Small Cap Value Fund	370,745,993	619,233,238
Strong Advisor U.S. Value Fund	110,961,083	44,464,677
Strong Advisor Endeavor Large Cap Fund	32,999,519	32,700,839
Strong Advisor Focus Fund	1,156,232	2,003,273
Strong Advisor International Core Fund	422,361	262,319
Strong Advisor Select Fund	48,733,629	61,551,316
Strong Advisor Technology Fund	1,188,855	1,602,406
Strong Advisor U.S. Small/Mid Cap Growth Fund	3,373,074	3,238,829
Strong Advisor Utilities and Energy Fund	5,710,150	8,315,298
Strong Advisor Large Company Core Fund	164,884,980	170,676,357

There were no purchases or sales of long-term U.S. government securities during the six months ended June 30, 2004.

7.	Income Tax Information

The following information for the Funds is presented on an income tax basis as of June 30, 2004:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) on Investments
Strong Advisor Common Stock Fund	$1,218,571,148	$368,950,391	$(39,809,706)	$329,140,685
Strong Advisor Mid Cap Growth Fund	49,139,840	14,056,715	(207,910)	13,848,805
Strong Advisor Small Cap Value Fund	1,492,559,126	581,101,457	(36,968,331)	544,133,126
Strong Advisor U.S. Value Fund	298,751,454	54,742,537	(5,251,480)	49,491,057
Strong Advisor Endeavor Large Cap Fund	34,810,876	6,761,172	(327,220)	6,433,952
Strong Advisor Focus Fund	1,891,181	663,245	(22,752)	640,493
Strong Advisor International Core Fund	1,417,534	336,399	(10,323)	326,076
Strong Advisor Select Fund	64,282,748	15,462,995	(561,663)	14,901,332
Strong Advisor Technology Fund	1,520,776	237,817	(138,770)	99,047
Strong Advisor U.S. Small/Mid Cap Growth Fund	4,834,977	1,078,866	(278,539)	800,327
Strong Advisor Utilities and Energy Fund	6,774,559	967,382	(83,096)	884,286
Strong Advisor Large Company Core Fund	111,394,754	9,806,394	(1,508,822)	8,297,572

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The capital loss carryovers (expiring in varying amounts through 2011) as of December 31, 2003, and tax basis post-October losses as of December 31, 2003, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	Net Capital Loss Carryovers	Post-October Losses
Strong Advisor Common Stock Fund	$98,586,817	$—
Strong Advisor Mid Cap Growth Fund	118,085,651	—
Strong Advisor Small Cap Value Fund	—	—
Strong Advisor U.S. Value Fund	3,963,290	29,798
Strong Advisor Endeavor Large Cap Fund	5,636,377	31,201
Strong Advisor Focus Fund	4,503,261	—
Strong Advisor International Core Fund	30,211	—
Strong Advisor Select Fund	5,730,250	—
Strong Advisor Technology Fund	763,150	—
Strong Advisor U.S. Small/Mid Cap Growth Fund	107,537	136,043
Strong Advisor Utilities and Energy Fund	313,921	—
Strong Advisor Large Company Core Fund	—	13,372

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

8.	Capital Share Transactions

	Strong Advisor Common Stock Fund		Strong Advisor Mid Cap Growth Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)		(Unaudited)
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:
CLASS A
Proceeds from Shares Sold	$9,793,853	$62,389,061	$942,481	$29,891,257
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(13,793,509)	(48,584,158)	(1,978,715)	(29,161,740)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,999,656)	13,804,903	(1,036,234)	729,517
CLASS B
Proceeds from Shares Sold	1,274,204	8,099,013	48,677	490,452
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(2,475,271)	(3,494,374)	(250,605)	(720,050)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,201,067)	4,604,639	(201,928)	(229,598)
CLASS C
Proceeds from Shares Sold	2,987,481	9,917,355	16,197	326,442
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(7,447,100)	(8,090,361)	(202,450)	(698,172)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(4,459,619)	1,826,994	(186,253)	(371,730)
CLASS Z
Proceeds from Shares Sold	82,838,619	203,644,369	4,046,896	31,734,000
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(233,906,408)	(608,593,067)	(13,574,621)	(61,043,159)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(151,067,789)	(404,948,698)	(9,527,725)	(29,309,159)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(160,728,131)	$(384,712,162)	$(10,952,140)	$(29,180,970)

	Strong Advisor Common Stock Fund		Strong Advisor Mid Cap Growth Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)		(Unaudited)
Transactions in Shares of Each Class of the Funds Were as Follows:
CLASS A
Sold	438,547	3,431,779	77,784	3,106,763
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(619,938)	(2,666,367)	(165,418)	(2,955,165)

Net Increase (Decrease) in Shares	(181,391)	765,412	(87,634)	151,598

CLASS B
Sold	58,235	457,112	4,094	50,542
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(113,298)	(198,050)	(21,344)	(70,959)

Net Increase (Decrease) in Shares	(55,063)	259,062	(17,250)	(20,417)

CLASS C
Sold	136,476	546,220	1,379	34,377
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(343,574)	(442,002)	(17,360)	(69,097)

Net Increase (Decrease) in Shares	(207,098)	104,218	(15,981)	(34,720)

CLASS Z
Sold	3,694,725	11,182,299	336,892	3,193,498
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(10,437,771)	(31,635,485)	(1,124,324)	(5,725,809)

Net Increase (Decrease) in Shares	(6,743,046)	(20,453,186)	(787,432)	(2,532,311)

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

	Strong Advisor Small Cap Value Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:
CLASS A
Proceeds from Shares Sold	$74,829,422	$320,685,110
Proceeds from Reinvestment of Distributions	6,570,799	15,265,206
Payment for Shares Redeemed	(217,853,363)	(184,534,476)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(136,453,142)	151,415,840
CLASS B
Proceeds from Shares Sold	1,738,164	23,520,790
Proceeds from Reinvestment of Distributions	1,213,568	2,765,426
Payment for Shares Redeemed	(8,256,373)	(12,814,273)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(5,304,641)	13,471,943
CLASS C
Proceeds from Shares Sold	3,711,818	50,717,429
Proceeds from Reinvestment of Distributions	1,352,062	3,207,242
Payment for Shares Redeemed	(19,612,661)	(42,529,352)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(14,548,781)	11,395,319
CLASS Z
Proceeds from Shares Sold	306,271,817	568,392,266
Proceeds from Reinvestment of Distributions	12,489,901	27,317,931
Payment for Shares Redeemed	(339,538,979)	(432,298,660)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(20,777,261)	163,411,537

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(177,083,825)	$339,694,639

	Strong Advisor Small Cap Value Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Transactions in Shares of Each Class of the Fund Were as Follows:
CLASS A
Sold	2,657,941	14,585,227
Issued in Reinvestment of Distributions	241,751	588,254
Redeemed	(7,901,315)	(8,277,317)

Net Increase (Decrease) in Shares	(5,001,623)	6,896,164

CLASS B
Sold	63,493	1,128,906
Issued in Reinvestment of Distributions	45,778	108,960
Redeemed	(303,509)	(590,325)

Net Increase (Decrease) in Shares	(194,238)	647,541

CLASS C
Sold	135,753	2,388,522
Issued in Reinvestment of Distributions	50,906	126,120
Redeemed	(718,038)	(1,842,815)

Net Increase (Decrease) in Shares	(531,379)	671,827

CLASS Z
Sold	10,794,698	25,560,482
Issued in Reinvestment of Distributions	457,171	1,047,467
Redeemed	(12,085,262)	(18,917,370)

Net Increase (Decrease) in Shares	(833,393)	7,690,579

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

	Strong Advisor U.S. Value Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:
CLASS A
Proceeds from Shares Sold	$483,037	$2,442,595
Proceeds from Reinvestment of Distributions	14,430	33,629
Payment for Shares Redeemed	(1,388,544)	(1,164,555)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(891,077)	1,311,669
CLASS B
Proceeds from Shares Sold	947,974	1,532,091
Proceeds from Reinvestment of Distributions	3,300	9,048
Payment for Shares Redeemed	(218,596)	(708,664)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	732,678	832,475
CLASS C
Proceeds from Shares Sold	471,314	2,936,148
Proceeds from Reinvestment of Distributions	1,205	7,949
Payment for Shares Redeemed	(524,805)	(802,924)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(52,286)	2,141,173
CLASS K
Proceeds from Shares Sold	5,109,520	75,594,336
Proceeds from Reinvestment of Distributions	6,665	26,245
Payment for Shares Redeemed	(12,750,607)	(5,956,750)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(7,634,422)	69,663,831
CLASS Z
Proceeds from Shares Sold	110,052,658	65,563,705
Proceeds from Reinvestment of Distributions	649,674	421,710
Payment for Shares Redeemed	(36,351,969)	(156,527,039)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	74,350,363	(90,541,624)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$66,505,256	$(16,592,476)

	Strong Advisor U.S. Value Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Transactions in Shares of Each Class of the Fund Were as Follows:
CLASS A
Sold	26,861	158,971
Issued in Reinvestment of Distributions	800	2,133
Redeemed	(77,267)	(76,619)

Net Increase (Decrease) in Shares	(49,606)	84,485

CLASS B
Sold	52,676	101,156
Issued in Reinvestment of Distributions	182	558
Redeemed	(12,189)	(49,252)

Net Increase (Decrease) in Shares	40,669	52,462

CLASS C
Sold	26,359	187,092
Issued in Reinvestment of Distributions	66	485
Redeemed	(29,220)	(51,438)

Net Increase (Decrease) in Shares	(2,795)	136,139

CLASS K
Sold	285,371	4,541,506
Issued in Reinvestment of Distributions	372	1,657
Redeemed	(712,464)	(382,792)

Net Increase (Decrease) in Shares	(426,721)	4,160,371

CLASS Z
Sold	6,125,805	4,464,350
Issued in Reinvestment of Distributions	35,916	26,615
Redeemed	(1,999,500)	(9,915,698)

Net Increase (Decrease) in Shares	4,162,221	(5,424,733)

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

	Strong Advisor Endeavor Large Cap Fund		Strong Advisor Focus Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)		(Unaudited)
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:
CLASS A
Proceeds from Shares Sold	$9,636,271	$11,550,715	$44,453	$133,502
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(8,468,552)	(13,087,873)	(559,606)	(1,033,507)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,167,719	(1,537,158)	(515,153)	(900,005)
CLASS B
Proceeds from Shares Sold	98,424	545,692	20,301	33,725
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(7,130)	(294,637)	(231,204)	(391,552)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	91,294	251,055	(210,903)	(357,827)
CLASS C
Proceeds from Shares Sold	70,485	236,667	964	128,342
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(95,346)	(92,284)	(74,237)	(196,335)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(24,861)	144,383	(73,273)	(67,993)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$1,234,152	$(1,141,720)	$(799,329)	$(1,325,825)

Transactions in Shares of Each Class of the Funds Were as Follows:
CLASS A
Sold	955,672	1,382,830	6,864	26,782
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(815,989)	(1,497,908)	(89,886)	(189,152)

Net Increase (Decrease) in Shares	139,683	(115,078)	(83,022)	(162,370)

CLASS B
Sold	9,598	66,016	3,392	6,628
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(686)	(36,913)	(38,160)	(74,150)

Net Increase (Decrease) in Shares	8,912	29,103	(34,768)	(67,522)

CLASS C
Sold	6,939	27,852	160	25,997
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(9,373)	(10,494)	(12,036)	(37,048)

Net Increase (Decrease) in Shares	(2,434)	17,358	(11,876)	(11,051)

	Strong Advisor International Core Fund		Strong Advisor Select Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)		(Unaudited)
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:
CLASS A
Proceeds from Shares Sold	$52,952	$451,750	$11,157,071	$28,987,396
Proceeds from Reinvestment of Distributions	696	6,485	—	—
Payment for Shares Redeemed	(45,126)	(163,951)	(23,255,843)	(27,068,354)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	8,522	294,284	(12,098,772)	1,919,042
CLASS B
Proceeds from Shares Sold	156,725	346,867	266,207	257,127
Proceeds from Reinvestment of Distributions	826	6,923	—	—
Payment for Shares Redeemed	(30,147)	(65,208)	(22,480)	(103,058)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	127,404	288,582	243,727	154,069
CLASS C
Proceeds from Shares Sold	40,647	562,293	501,599	204,823
Proceeds from Reinvestment of Distributions	228	2,436	—	—
Payment for Shares Redeemed	—	(585,411)	(24,126)	(104,606)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	40,875	(20,682)	477,473	100,217

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$176,801	$562,184	$(11,377,572)	$2,173,328

Transactions in Shares of Each Class of the Funds Were as Follows:
CLASS A
Sold	4,468	47,151	1,269,829	4,305,907
Issued in Reinvestment of Distributions	60	570	—	—
Redeemed	(3,845)	(14,929)	(2,673,646)	(3,730,994)

Net Increase (Decrease) in Shares	683	32,792	(1,403,817)	574,913

CLASS B
Sold	13,262	36,895	31,022	37,614
Issued in Reinvestment of Distributions	72	609	—	—
Redeemed	(2,656)	(6,823)	(2,632)	(14,269)

Net Increase (Decrease) in Shares	10,678	30,681	28,390	23,345

CLASS C
Sold	3,443	58,481	58,866	29,859
Issued in Reinvestment of Distributions	20	215	—	—
Redeemed	—	(59,716)	(2,799)	(13,880)

Net Increase (Decrease) in Shares	3,463	(1,020)	56,067	15,979

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

	Strong Advisor Technology Fund		Strong Advisor U.S. Small/Mid Cap Growth Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)		(Unaudited)
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:
CLASS A
Proceeds from Shares Sold	$429,034	$475,649	$846,538	$2,506,870
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(886,089)	(1,132,211)	(1,184,734)	(182,320)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(457,055)	(656,562)	(338,196)	2,324,550
CLASS B
Proceeds from Shares Sold	35,985	285,676	520,298	711,067
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(19,556)	(18,271)	(50,459)	(132,452)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	16,429	267,405	469,839	578,615
CLASS C
Proceeds from Shares Sold	4,510	38,794	152,724	1,161,876
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(83,604)	(128,137)	(96,111)	(53,800)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(79,094)	(89,343)	56,613	1,108,076

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(519,720)	$(478,500)	$188,256	$4,011,241

Transactions in Shares of Each Class of the Funds Were as Follows:
CLASS A
Sold	57,767	83,030	75,175	237,549
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(113,487)	(168,601)	(107,282)	(16,651)

Net Increase (Decrease) in Shares	(55,720)	(85,571)	(32,107)	220,898

CLASS B
Sold	4,868	47,464	47,192	69,682
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(2,801)	(2,590)	(4,542)	(11,990)

Net Increase (Decrease) in Shares	2,067	44,874	42,650	57,692

CLASS C
Sold	623	5,992	13,066	114,610
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(11,389)	(21,193)	(8,539)	(4,922)

Net Increase (Decrease) in Shares	(10,766)	(15,201)	4,527	109,688

	Strong Advisor Utilities and Energy Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:
CLASS A
Proceeds from Shares Sold	$102,892	$10,745,467
Proceeds from Reinvestment of Distributions	2,165	57,522
Payment for Shares Redeemed	(3,232,296)	(8,634,471)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,127,239)	2,168,518
CLASS B
Proceeds from Shares Sold	98,378	50,393
Proceeds from Reinvestment of Distributions	204	232
Payment for Shares Redeemed	(2,330)	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	96,252	50,625
CLASS C
Proceeds from Shares Sold	12,152	61,694
Proceeds from Reinvestment of Distributions	239	1,418
Payment for Shares Redeemed	(85,522)	(11,717)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(73,131)	51,395

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(3,104,118)	$2,270,538

Transactions in Shares of Each Class of the Fund Were as Follows:
CLASS A
Sold	9,520	1,122,369
Issued in Reinvestment of Distributions	195	5,985
Redeemed	(299,088)	(876,335)

Net Increase (Decrease) in Shares	(289,373)	252,019

CLASS B
Sold	8,953	5,210
Issued in Reinvestment of Distributions	19	24
Redeemed	(212)	—

Net Increase (Decrease) in Shares	8,760	5,234

CLASS C
Sold	1,133	6,587
Issued in Reinvestment of Distributions	21	145
Redeemed	(7,747)	(1,155)

Net Increase (Decrease) in Shares	(6,593)	5,577

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

	Strong Advisor Large Company Core Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:
CLASS A
Proceeds from Shares Sold	$6,461,432	$59,864,417
Proceeds from Reinvestment of Distributions	1,022,423	78,573
Proceeds from Redemption Fees *	11,754	—
Payment for Shares Redeemed	(14,204,568)	(9,871,639)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(6,708,959)	50,071,351
CLASS B
Proceeds from Shares Sold	1,400,645	6,531,413
Proceeds from Reinvestment of Distributions	108,220	5,649
Proceeds from Redemption Fees *	1,454	—
Payment for Shares Redeemed	(268,238)	(411,263)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,242,081	6,125,799
CLASS C
Proceeds from Shares Sold	2,714,475	5,690,544
Proceeds from Reinvestment of Distributions	110,458	5,296
Proceeds from Redemption Fees *	1,198	—
Payment for Shares Redeemed	(1,294,356)	(624,699)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,531,775	5,071,141
CLASS K
Proceeds from Shares Sold	8,053,192	33,605,594
Proceeds from Reinvestment of Distributions	544,060	78,412
Proceeds from Redemption Fees *	6,231	—
Payment for Shares Redeemed	(5,337,836)	(2,948,367)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	3,265,647	30,735,639

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(669,456)	$92,003,930

*	The amount of redemption fees collected for the year ended December 31, 2003 was $12,110 and was paid to the Fund in 2004.

	Strong Advisor Large Company Core Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Transactions in Shares of Each Class of the Fund Were as Follows:
CLASS A
Sold	590,239	6,235,824
Issued in Reinvestment of Distributions	97,933	7,791
Redeemed	(1,311,161)	(976,959)

Net Increase (Decrease) in Shares	(622,989)	5,266,656

CLASS B
Sold	129,436	691,767
Issued in Reinvestment of Distributions	10,507	549
Redeemed	(25,024)	(40,925)

Net Increase (Decrease) in Shares	114,919	651,391

CLASS C
Sold	251,329	596,467
Issued in Reinvestment of Distributions	10,724	512
Redeemed	(120,713)	(61,554)

Net Increase (Decrease) in Shares	141,340	535,425

CLASS K
Sold	739,391	3,545,081
Issued in Reinvestment of Distributions	51,865	8,183
Redeemed	(487,081)	(302,576)

Net Increase (Decrease) in Shares	304,175	3,250,688

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

9.	Investments in Affiliates

Affiliated issuers, as defined under the 1940 Act, include any Fund of the Strong Funds and any issuer in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the six months ended June 30, 2004, is as follows:

	Balance of Shares Held Jan. 1, 2004	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2004	Value June 30, 2004	Investment Income Jan. 1, 2004 - June 30, 2004	Realized Gain/Loss on Sales
Strong Advisor Small Cap Value Fund
Allied Healthcare Products, Inc.	848,200	158,420	(79,780)	926,840	$4,643,468	$—	$203,924
Apex Silver Mines, Ltd. *	2,115,100	440,400	(221,000)	2,334,500	39,803,225	—	(331,967)
Barbeques Galore, Ltd. Sponsored ADR	434,231	700	(15,000)	419,931	3,632,403	—	77,745
Calgon Carbon Corporation	2,584,600	106,300	(69,600)	2,621,300	17,562,710	157,512	(34,696)
Covenant Transport, Inc. Class A	783,000	110,700	(6,000)	887,700	15,170,793	—	39,394
Discovery Partners International, Inc.	1,503,400	404,100	(34,900)	1,872,600	9,550,260	—	(72,430)
Dura Automotive Systems, Inc. *	1,120,900	92,500	(406,400)	807,000	7,384,050	—	1,159,153
Encore Wire Corporation *	1,163,900	14,700	(1,025,400)	153,200	4,223,724	—	21,801,894
Evans & Sutherland Computer Corporation	700,200	230,543	—	930,743	4,374,492	—	—
The Geo Group, Inc. (Formerly Wackenhut Corrections Corporation)	781,910	219,100	(10,800)	990,210	20,200,284	—	168,159
Intertape Polymer Group, Inc.	2,426,100	214,700	—	2,640,800	20,096,488	—	—
Kforce.com, Inc.	1,862,485	209,800	(150,600)	1,921,685	18,140,706	—	1,205,243
Layne Christensen Company	1,514,300	14,600	(119,902)	1,408,998	23,318,917	—	828,355
Lightbridge, Inc.	1,523,100	867,100	(10,000)	2,380,200	13,329,120	—	(63,514)
Matrix Service Company	841,900	699,500	(5,000)	1,536,400	14,058,060	—	(33,366)
McMoRan Exploration Company	837,500	177,800	(45,000)	970,300	15,117,274	—	(39,044)
Petroleum Helicopters, Inc. (non-voting)	174,260	3,912	—	178,172	3,458,319	—	—
Range Resources Corporation	4,132,300	334,600	(204,900)	4,262,000	62,225,200	83,855	260,115
Richardson Electronics, Ltd.	536,700	139,100	(13,100)	662,700	7,342,716	49,684	(14,157)
Webco Industries, Inc.	285,460	160,800	—	446,260	1,682,400	—	—
The Wet Seal, Inc. Class A	—	1,324,020	(19,600)	1,304,420	6,822,117	—	(72,727)

*	Issuer was not an affiliate as of June 30, 2004.

10.	Legal and Regulatory Matters

On or about May 20, 2004, the Advisor, the Administrator, and the Distributor (collectively, “Strong”), former chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions. The settlements require the Advisor to pay $40 million in investor restoration and $40 million in civil penalties. The settlements require Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. The NYAG settlement also requires Strong to reduce fees for all Funds (except money market funds and certain very short-term income funds) by an aggregate of at least $7 million a year for five years. Separately, the Board of Directors of the Strong Funds and the Advisor have agreed that the Advisor may allocate such fee and/or expense reductions in a manner it deems reasonable, provided that (i) each applicable Fund shall participate in such fee reduction, (ii) each Fund that was impacted by market timing related to the settlements shall receive a fee reduction of at least 0.025% each year, (iii) such fee reduction shall be taken after giving effect to all waivers and reimbursements currently in effect, and (iv) fees and expenses shall not subsequently be increased without prior Board approval. Additionally, the settlements require, among other things: 1) retention of an independent consultant to develop a payment plan for the amount of investor restoration; 2) the services of an independent compliance consultant to conduct a periodic review of Strong’s compliance policies and procedures; and 3) enhanced corporate governance policies for the Strong Funds. The NYAG settlement also requires: 1) the retention of a senior officer to assist the Board in monitoring compliance and reviewing fee arrangements; and 2) additional fee disclosure to investors in the Funds. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings. Strong has not yet determined if the investor restoration or civil penalties will create any financial benefit to the Strong Funds.

Strong has received one or more subpoenas or requests for information from the West Virginia Attorney General and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Strong is aware of multiple outstanding class and derivative actions (“Actions”) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their officers and directors as defendants in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. On February 20, 2004 and June 15, 2004, the United States Judicial Panel for Multi District Litigation (“MDL”) ordered the transfer of all but one of the Actions to the District of Maryland so those cases involving Strong could be coordinated and consolidated into one or two actions covered by a single complaint (“MDL Consolidated Actions”). A single Wisconsin state court Action involving Strong was not removed to the District of Maryland court. The District of Maryland court has since appointed co-chairs/chief administrative counsel for the plaintiffs in the actions involving all of the fund families before it. It has also appointed a lead plaintiff and lead plaintiff’s counsel for the actions involving each individual fund family, including Strong. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Strong expects that the MDL Consolidated Actions will allege the same types of violations of law and seek the same forms of damages and remedies as did the numerous prior Actions. Certain state Actions will not be consolidated into the MDL Consolidated Actions and proceedings in these state court Actions may be stayed or proceed independently of the MDL Consolidated Actions.

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds, and are not likely to materially affect Strong’s ability to provide investment management services to its clients, including the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.

11.	Pending Acquisition

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) to acquire assets of SFC and certain of its affiliates, including the Advisor. As part of the proposed transaction, SFC will be seeking approval from the Board of Directors of the Strong Funds (“Board”) on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds and a merger of those funds into the Wells Fargo Funds family of mutual funds.

The mergers, which are anticipated to close in the first quarter of 2005, are subject to a number of conditions, including approval by the Board and shareholders of the Strong Funds.

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 71 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an automotive systems and facility management company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services) since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc. from 1992 to April 2000, and Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 to October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Assistant Executive Vice President of Strong Capital Management, Inc. (the “Advisor”) since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc. since April 2001; Vice President of Strong Investor Services, Inc. since December 2001; and Marketing Services Manager of Strong Investments, Inc. (the “Distributor”) from November 1998 to April 2001.

Phillip O. Peterson (DOB 12-5-44), Independent President of the Strong Funds since January 2004.

Mr. Peterson was a mutual fund industry consultant from August 1999 to December 2003; Partner of KPMG LLP from 1981 to July 1999; Director of The Hartford Group of Mutual Funds (71 funds) since 2002; and Director of the Fortis Mutual Fund Group (38 funds) from 2000 to 2002.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to February 2003; Secretary of Strong Financial Corporation since February 2003; Assistant Executive Vice President of the Advisor since December 2001; Chief Legal Officer of the Advisor since February 2003; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of the Distributor since November 2001; Secretary of the Distributor since July 2000; Vice President and Chief Compliance Officer of the Distributor from July 2000 to December 2003; Lead Counsel of the Distributor from July 2000 to November 2001; Vice President of Strong Investor Services, Inc. since December 2001; Assistant Secretary of Strong Investor Services, Inc. from December 2001 to May 2003; Secretary of Strong Investor Services, Inc. since May 2003; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc. since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. since October 1993; Executive Vice President of Strong Investor Services, Inc. since July 2001; Secretary of Strong Investor Services, Inc. from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; and Senior Vice President of the Advisor from February 1998 to April 2001.

Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik’s address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

NOTES

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Phillip O. Peterson, Independent President

Thomas M. Zoeller, Vice President

Richard W. Smirl, Vice President and Secretary

Gilbert L. Southwell III, Assistant Secretary

John W. Widmer, Treasurer

Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants

PricewaterhouseCoopers LLP

100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee, Wisconsin 53202

Strong Investments

P.O. Box 2936    |    Milwaukee, WI 53201

To learn more about our funds, discuss an existing

account, or conduct a transaction, call 1-800-368-3863

or visit www.Strong.com.

Please carefully consider a fund’s investment objectives,

risks, charges, and expenses before investing. For this

and other information, call us or visit our web site for

a free prospectus. Please read it carefully before you

invest or send money.

To receive a free copy of the policies and procedures

the funds use to determine how to vote proxies relating

to portfolio securities, or to receive a free copy of a fund’s proxy voting record for the most recent 12-month period

ending on June 30, call 1-800-368-3863, or visit the

Securities and Exchange Commission’s web site

at www.sec.gov.

If you are a Financial Professional, call 1-800-368-1683.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT45334 08-04

SADVEQY/WH2006 06-04

Item 1.    Reports to Shareholders

Semiannual Report     |    June 30, 2004

Strong

Growth

Funds

Strong Blue Chip Fund
Strong Discovery Fund
Strong Endeavor Fund
Strong Large Cap Growth Fund
Strong U.S. Emerging Growth Fund
Strong Enterprise Fund
Strong Growth 20 Fund
Strong Growth Fund
Strong Large Company Growth Fund

SEMIANNUAL REPORT | June 30, 2004

Strong

Growth

Funds

Market Update From Dick Weiss January 1, 2004, to June 30, 2004

Uncertainty is the Enemy

In our last report back in January, the overall U.S. economy displayed definite signs of strengthening — job growth was gaining momentum, and consumer confidence was on the rise. There was some muffled muttering about deflation, but it lacked enough conviction to cause alarm. All in all, it looked like a relatively promising picture.

Six months out, things seem not quite so sanguine. Fears of inflation have replaced the whispers of deflation, and the Federal Reserve has begun what doubtless will be a series of rate hikes well into 2005. While the overall economy has exceeded expectations, the good news on that front has not been sufficient to overshadow a host of uncertainties in the military and political worlds.

Before we address those uncertainties, let’s devote a moment to the topic of inflation. In the history of markets, there seems to be a point at which a rising rate of inflation causes the market’s price-to-earnings ratios to contract. Historically, that point would be around seven percent. While it seems highly unlikely that the inflation rate is going to get anywhere near that mark in the foreseeable future, there is some suggestion that nowadays, because of the way the Consumer Price Index is calculated, that number could be closer to five percent. If that is indeed a more realistic calculation, it’s possible that we could hit five percent inflation and a negative impact on stock valuations.

In my estimation though, the prospect for serious inflation pales in comparison to other uncertainties currently plaguing the market (e.g., the outcome of the U.S. presidential race this fall and the continuing political fallout surrounding Iraq).

With regard to the War on Terrorism and the issue of Iraq, investors are faced every day with news that can give them pause. While the war seems to be on track, the outcome in Iraq is dependent on how rapidly that nation can defeat the insurgents and restore the rule of law now that the Iraqis themselves have taken charge. We believe that expectations may be too low in that regard.

On the political front, the market seemed to peak around the moment when Democratic candidate Senator John Kerry pulled even with President George W. Bush in the polls. Nothing makes the prospects for economic prosperity harder to decipher than a presidential race featuring two candidates with widely differing views on virtually every issue domestically and internationally. For the stock market, that spells uncertainty with a capital U.

We believe stock valuations today are neither cheap, nor particularly overvalued based upon earnings projections for 2005. They are, rather, sort of stuck somewhere in the middle. In order for stocks to start moving in a positive direction, the market needs an injection of confidence. So the relevant question becomes, in short: What needs to happen in order to inspire that sense of confidence?

The answer? In a word — clarity.

On the inflation front, we anticipate clarity will not come for some time. We expect the Federal Reserve will continue to raise rates until it gets ahead of the inflation curve. It’s unclear just how many hikes and of what magnitude will accomplish that. Nonetheless, if inflationary fears were the single biggest element of uncertainty out there today, we would feel confident that the problem could be contained.

The fate of Iraq and the outcome of the presidential election loom larger and seem far more complicated. If the public perceives that progress is being made in Iraq and democracy will indeed triumph, the market will likely anticipate the reelection of President Bush. If the daily diagnosis on Iraq is less favorable, the political uncertainty weighing on the market will continue for the next several months.

Notwithstanding all the ambiguity, we are beginning to see corners of the market where good values are emerging. Energy has been one of the more promising areas and should continue to benefit from strong fundamentals. Even in the areas of the technology sector, where we believe stocks have been chronically overvalued, values have begun to return to earth. There are even some computer software companies that look attractive to us.

In order for stocks to start moving in a positive direction, the market needs an injection of confidence.

In stock-picker parlance, what we have today is a market of individual stocks rather than — as we saw in 2003 — a rising stock market. In the former, money is a lot harder to make; in the latter, the rising tide seems to lift all issues almost indiscriminately.

We believe the market should continue this year’s trend, which is a much more value- and fundamentals-oriented market. Make no mistake: this is not a “story” market where people dream about distant possibilities and, on the strength of those illusions, stocks soar to 100 times earnings. This is a market where, if you do your homework and stick to what is real rather than imagined, we think you can discover common stocks worth owning.

Given all the uncertainty that exists in the world, there are practical limits to just how high the market can go. But with an economy that continues to show strength and interest rates still on the low side, there are also practical limits to how low the market can go. That environment should favor professional investors who exhibit good discipline in both their buy and sell decisions.

One final piece of practical advice: when uncertainty is the order of the day, resist doing anything dramatic with your money. Sometimes the “muddle-through” approach proves best.

... if you do your homework and stick to what is real rather than imagined, we think you can uncover common stocks worth owning.

Richard T. Weiss
Vice Chairman
Strong Financial Corporation

Strong Blue Chip Fund

After a strong 2003, equity markets cooled somewhat in the first half of 2004, though economic growth continued. Against this backdrop, the Strong Blue Chip Fund posted a return of 3.96% for the six months ended June 30, 2004. This placed it slightly ahead of its broad-based benchmark, the S&P 500 Index, which returned 3.44% for the same period.

Stocks moved in a narrow range

While equity markets have at times been volatile during the first half of 2004, for the most part the S&P 500 has been caught in a trading range, with stocks fluctuating within a relatively narrow band. While it is not unusual for stocks to take a breather following the type of large gains they saw last year, other factors have played a role in muting equity returns. These factors included the continuing situation in Iraq, impending Federal Reserve interest-rate hikes, high energy prices, and worries about the impact of slowing Chinese growth on the Asian regional and global economies.

April was a particularly challenging month for the markets and the Fund. At that point, a sharp improvement in employment data sparked fears that the economic recovery would spark a new round of inflation and lead to substantially higher interest rates. These concerns were aggravated by the fact that it was not clear when, and to what extent, the Federal Reserve might raise rates. This turn in market sentiment was exaggerated, in our view, driven more by emotion than by any true need for concern. Because the Fund had significant positions in stocks most likely to be negatively affected by such concerns, our performance suffered during this time.

Investor sentiment began to improve somewhat near the end of May, as the market once again focused its attention on the good news regarding strong corporate profits and new job creation. Equities in the portfolio that had been hurt by investors’ concerns in April had largely stabilized and recovered by the end of the period.

Stocks that helped performance

Two of the Fund’s stronger performers came from the Internet sector: Yahoo! and eBay. Yahoo! benefited from continued gains in market share for its Internet search feature, as well as growth in its online advertising. eBay benefited from good growth in its core business, online auction listings. Although they have already performed quite well, we believed the strong fundamentals of these companies justified continuing to own them in the Fund.

Holdings in the energy sector also made a positive contribution to the Fund’s performance. Within this arena, we made our largest investments in large, integrated oil companies, which benefited from higher demand for oil, strong margins on refining operations, and low debt levels that helped to mute the impact of rising interest rates. In our assessment, these companies remain reasonably priced. Many projections of their earnings — and thus estimates of appropriate valuations — are based on an assumption that oil prices may decline significantly in coming months; we are not convinced that prices will in fact drop soon. Should they stay at more elevated levels, these companies’ earnings could rise further. We are confident that even at these higher levels, oil prices are not so high as to put a severe crimp in economic growth. Energy consumption per unit of Gross Domestic Product (GDP) is dramatically lower than it was in the 1970s, indicating a level of efficiency that allows the economy to absorb higher prices.

Our investment outlook

We anticipate that investor sentiment should continue to improve in coming months, in keeping with the generally positive economic environment we see. GDP has been growing steadily for ten consecutive quarters, and we believe there is plenty of reason to expect the recovery to be sustained for some time to come. Corporate earnings are also strong. Including the fourth quarter of 2003, the S&P 500 companies have experienced two consecutive quarters of year-over-year earnings growth well in excess of 20%, with another similar gain expected for the second quarter of 2004.

We anticipate that the positive data surrounding corporate profits, job creation, and economic activity should in time be sufficient to help the equity markets break out of their trading range.

Thank you for your investment in the Strong Blue Chip Fund.

Karen E. McGrath
Portfolio Manager

2

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Investor Class
1-year	22.07%
5-year	–6.87%
Since Fund Inception (6-30-97)	3.06%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

Growth of an Assumed $10,000 Investment†

from 6-30-97 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style Box™ reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Definitions: **The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

3

Strong Discovery Fund

During the first half of 2004, the Strong Discovery Fund gained 5.47%. This return fell short of the Fund’s broad-based benchmark, the Russell 2000 Index, which rose 6.76% during the same time frame.

The underperformance can be partly attributed to disappointing results from Select Medical Corporation, a health-care equipment company. The stock fell after the government proposed some changes to how health-care providers would be reimbursed for Medicare claims. In response to the decline, we sold our position in Select Medical during the period — though, unfortunately, not soon enough to avoid a negative impact on the portfolio. A tendency of growth investments to lag their value counterparts during the past six months also hurt relative performance. These negative influences were counterbalanced by positive performance from the Fund’s consumer discretionary and telecommunications holdings.

Concern about interest rates and inflation

Continued growth in corporate profits and operating margins helped support further increases in stock prices during the first six months of 2004, although these gains were much less robust than those realized in 2003. As the stock recovery continued to take hold, investors began to look ahead to the potential for higher interest rates, more inflation, and continued high energy prices — all factors that could limit equity returns in the future. Interest rates were a particular concern; the threat of further rate hikes from the Federal Reserve Board kept a ceiling on corporate valuations, even as the companies reported solid first-quarter profits.

Supporting our investment thesis

Our approach to portfolio management relies on the careful selection of individual securities through collaborative research. We strive to “surround” each company that we consider for investment. In other words, our team of portfolio managers and analysts interviews not only the companies’ management, but also their competitors, suppliers, and customers. We want to acquire unique insights to support — or reject, in the cases of companies that fail to meet our strict requirements — our investment thesis for each individual stock.

Applying this research approach, the Fund held a position in PETsMART, the country’s largest retailer of pet supplies and services. We believed that PETsMART, with more than 650 stores in 59 of the nation’s top 60 markets and with new sales initiatives underway, would continue to produce strong revenue growth. We were attracted to PETsMART’s strategy to further expand revenue by offering grooming, training, and veterinary services at more of its retail locations. These services are highly profitable for the company and have been increasing revenues at an annual pace of 25%. Furthermore, these services have been well received by customers and have helped generate more store visits. Thanks in part to PETsMART’s impressive revenue growth during the period, the company’s stock contributed positively to the Fund’s performance.

Another important holding for the Fund was Crown Castle International, which owns and leases towers and transmission networks for wireless communications systems. Our industry research revealed that wireless carriers have two top priorities: 1) improving the voice quality on their communications networks; and 2) rolling out next-generation networks to enable subscribers to access online services at high speeds. Competition between carriers has become increasingly fierce, however, and as the companies acquire ever more customers, they must continue to upgrade and expand their networks to meet the increased demand. We believed that Crown Castle was in a strong position to capitalize on these trends. As the nation’s second largest wireless tower operator, the company has a presence in nearly three-quarters of the 100 largest markets in the United States. During the period, Crown Castle’s strong competitive position led to impressive growth in the company’s free-cash flow (cash flow after expenses).

A market shift ahead?

Although corporate earnings and profitability are expected to continue to rise, we believe that stock valuations are already reflecting these likely trends. Thus, we are looking for gains from this point to be produced by a select group of high-quality stocks with predictable earnings. Against this backdrop, we plan to focus on companies with promising opportunities to reinvest in their core business to generate stable revenue and profit growth, and the ability to keep prices high in a competitive business environment. We believe the Fund is well positioned for an environment that rewards quality, as the Fund generally invests in high-quality, small- and mid-cap names.

Thank you for your investment in the Strong Discovery Fund. We appreciate the trust you have placed in our team.

Thomas J. Pence	James M. Leach
Portfolio Co-Manager	Portfolio Co-Manager

4

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Investor Class
1-year	29.56%
5-year	9.00%
10-year	9.65%
Since Fund Inception (12-31-87)	12.53%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

Because smaller companies often have narrower markets and limited financial resources, investments in these stocks present more risk than investments in those of larger, more established companies.

Growth of an Assumed $10,000 Investment†

from 12-31-87 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style Box™ reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000® Index and the Lipper Mid-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Definitions: **The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. The Lipper Mid-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Mid-Cap Growth Funds Category. Source of the Russell Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper. It is not possible to invest directly in an index.

5

Strong Endeavor Fund

During the first half of 2004, the Strong Endeavor Fund gained 4.72%, outpacing its broad-based benchmark, the S&P 500 Index, which rose 3.44%. During the year, the Endeavor Fund was positioned in companies that were poised to deliver strong profit growth relative to the broad market. Specifically, the Fund’s strong returns were driven by holdings in the industrial, health care, and information technology sectors.

“Surrounding” our investments

Our approach to portfolio management relies on the careful selection of individual securities through collaborative research. We strive to “surround” each company that we consider for investment. In other words, our team of portfolio managers and analysts interviews not only the company’s management, but also its competitors, suppliers, and customers. We want to acquire unique insights to support — or reject, in the cases of companies that do not meet our strict requirements — our investment thesis for each individual stock.

Our investment process also emphasizes financial analysis, including a careful review of corporate income statements as well as the assets on corporate balance sheets. We believe that a company’s balance sheet provides the best way to forecast that business’s future results. We are especially interested in determining the sources of revenue and earnings. We also pay close attention to cash flow and how much investment will be required to generate future cash flow and earnings growth.

Opportunities in Teva and Tyco

Applying our approach, we reviewed a number of potential investment opportunities in the health care sector during the period. As our research progressed, we became concerned about the lack of new products forthcoming by many large-cap pharmaceutical companies, as well as the considerable number of drugs due to lose their patent protection in the near future. Accordingly, we maintained little exposure to these “name-brand” pharmaceutical businesses. Instead we built a position in Teva Pharmaceutical, the world’s leading developer and manufacturer of generic drugs as well as a supplier of a growing line of branded drugs.

We believed Teva had an outstanding competitive position, as the company dominated the generic drug market in the United States. In addition, Teva’s management team has shown a consistent ability to execute its business strategy, made evident by the company’s track record of stable and diversified earnings. Furthermore, Teva has an impressive pipeline of upcoming products, with over 80 applications for new drugs pending regulatory approval in the U.S. alone. The company also has shown success with its branded drug offerings, such as Copaxone, well on its way to becoming the leading treatment for multiple sclerosis in the United States. Thanks to these strong business trends, Teva has been able to produce solid revenue and earnings growth, and the stock was a significant contributor to the Fund’s performance during the past six months.

We used a similarly careful analysis to increase our position in Tyco International, a company recently beset by a number of questions about its accounting and corporate governance practices. We started evaluating Tyco after the company installed a new senior management team. Soon, we began to see evidence of a significant cultural and financial transformation. Thanks to its new leadership, Tyco has moved from a struggling organization into a company that is increasingly recognized for its impressive cash-flow-generation potential. We grew confident in Tyco’s ability to generate growth through its market-leading positions in health care, fire and security products, and electronics. During the past six months, our position in this stock provided a strong contribution to the Fund’s returns.

Market shift ahead?

We are looking for the second half of 2004 to be a more challenging environment for the market than the first half was. As corporate profits continue to grow, the rate of growth will eventually slow down as companies find it more difficult to surpass prior results. Also, the expectation for further increases in interest rates will place a cap on equity valuations — leaving only limited additional upside potential, in our view. In this environment, we expect the market to begin to reward higher-quality companies with highly predictable earnings and recurring revenues.

Thank you for your investment in the Strong Endeavor Fund. We sincerely appreciate the trust you have placed in us.

Thomas J. Pence

Portfolio Manager

6

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Investor Class
1-year	22.00%
Since Fund Inception (4-6-01)	–0.75%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

Growth of an Assumed $10,000 Investment†

from 4-6-01 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize time periods, the indices’ performances were prorated for the month of April 2001.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Definitions: **The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

7

Strong Large Cap Growth Fund

The first half of 2004 ended on a positive note for investors in the Strong Large Cap Growth Fund. The Fund performed in line with its broad-based benchmark, the S&P 500 Index. For the six months ended June 30, 2004, the Fund posted a return of 3.34%, while the Index returned 3.44%.

Gains were moderate

Larger cap stocks traded in a narrow range over the past six months as the market digested its healthy gains from 2003. Concerns about higher interest rates, rising energy prices, and the Iraqi conflict have kept a lid on stock returns this year, despite the positive backdrop of rising corporate profits and the continued strength of the U.S. economy.

Large-capitalization growth stocks, which have lagged other segments of the market for the past few years, started to show some relative performance improvement versus smaller and more value-oriented stocks in the last few months of the period, though smaller stocks still outperformed for the period overall.

Investment criteria focus on fundamentals

Our investment philosophy in managing the Fund is to focus on large-capitalization growth companies that are dominant or gaining share in their respective industries, are in a sector where business conditions are strong, and have the management talent to sustain their earnings growth for the foreseeable future. We research these companies through traditional fundamental analysis of corporate financial statements and industry statistics, as well as with face-to-face meetings with management. On a similar note, decisions to sell a stock are usually based on indications of deteriorating business fundamentals, changes in management, or both.

We believe dynamic and visionary CEOs are critical to the success of large companies. Without them, it is too easy for bureaucracy and the “law of large numbers” to create significant growth barriers for organizations as they can be hampered by their sheer size. We also try to invest in those areas of the economy that have the benefit of broad, secular tailwinds that can help companies to grow their earnings at faster rates than the overall economy. Four companies from very different industries — Internet leader Yahoo!, retailer Target, consumer products giant Procter and Gamble, and orthopedic products maker Zimmer Holdings — all exemplify the attributes that we seek. These dominant, well-managed growth companies were among the Fund’s stronger-performing stocks for the first half of 2004.

A positive economic backdrop

We anticipate that, in the coming months, the U. S. economy will be able to maintain its ocean liner-like momentum. Although interest rates and inflation are rising, they should remain moderately low by historical standards. We also believe employment figures should continue to improve, as companies gain further confidence in the sustainability of the current economic expansion and add more workers to their payrolls.

Against that backdrop, we would expect that stock performance should be in line with earnings-growth rates. We continue to favor those companies that can benefit most from economic expansion, particularly those in the technology, industrial, and consumer discretionary sectors. We also have a modest emphasis on energy-related companies that we believe can show strong earnings growth due to higher oil and gas prices.

As always, we will continue to stay true to our investment process and discipline. Thank you for the trust and confidence you have placed in the Strong Large Cap Growth Fund.

Bruce C. Olson

Portfolio Manager

8

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Investor Class
1-year	15.35%
5-year	–5.73%
10-year	7.82%
Since Fund Inception (12-30-81)	11.71%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

Growth of an Assumed $10,000 Investment†

from 12-30-81 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Definitions: **The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

9

Strong U.S. Emerging Growth Fund

After a very strong year for the Fund in 2003, the first half of 2004 was more difficult. For the six months ended June 30, 2004, the Strong U.S. Emerging Growth Fund returned 1.01%, placing it behind its broad-based benchmark, the Russell 2000 Index, which returned 6.76% for the same period. The Fund’s underperformance occurred primarily in the year’s first quarter. During the second quarter, the Fund’s performance was more closely in line with the benchmark’s.

Factors in our performance

There were two primary factors driving the Fund’s under-performance. The first reason was tied to the overall state of the economy. There was a general contraction of stock valuations that took place in January and February, as weak economic data caused many investors to question the strength of the recovery and thus, to lose some confidence in stocks’ growth prospects. Then, in the second quarter, the economy began to pick up steam. In response, the Federal Reserve signaled that it was ready to raise short-term interest rates to help keep the economy from overheating and to help keep inflation in check. Higher interest rates have traditionally hurt the fastest-growing companies — the type we favor for this portfolio — the most.

The other reason for the Fund’s underperformance was a result of certain stock selections we made with respect to our investment in the hospice services area, which accounted for two of our largest positions. One company that provided tremendous returns last year, Odyssey HealthCare, unexpectedly lowered its guidance on its fourth-quarter earnings. This event hurt not only this company’s stock price, but also those of other companies in the industry. The cost to our overall returns was almost two full percentage points. We have subsequently sold both of our holdings in this area, as the outlook remains uncertain.

On a broader note, the highest-growth areas of the market, such as technology, significantly underperformed more defensive sectors, such as energy. On the whole, value style stocks outperformed growth stocks.

Positioned for a stronger economy

Entering 2004, we did not make any substantial changes to our overall positioning from 2003; the portfolio remained poised to benefit from an improving business environment and increasing consumer confidence. This positioning appears to still be appropriate, as we are now seeing an American economy that continues to gain strength. Despite sluggish job growth early in 2004, recent data indicated the economy added more than 300,000 jobs in March alone. This continued into the second quarter.

Manufacturing orders and retail spending have also been strong so far this year. The vast majority of companies with which we spoke expressed solid optimism about their businesses. Although the potential for further interest-rate increases during the year remains, we believe this trend presents limited risk to the companies in the portfolio. This is because we look for companies with little debt, and we have also significantly underweighted stocks from the financial sector compared to the Russell 2000 index, which could face the most volatility from rising rates. In the short term, it is true that some stocks may fluctuate in value due to interest-rate concerns. In the longer view, however, we believe profit growth ultimately drives stock performance, and that this Fund’s portfolio of high-quality, fast-growing companies should be able to do well in this environment.

Our outlook for the second half

Now that the Federal Reserve has raised short-term rates, we think the worst of the resulting volatility is behind us. Normally, small-cap growth stocks appreciate in value after one or two Federal Reserve rate hikes — and we think that is all it will take to cool down the economy. We expect to see strong corporate earnings in the upcoming quarters as well. Given that we believe many stocks have been taken down to reasonable valuations, such earnings improvements could help to drive their prices higher, which may help the small-cap growth sector to perform well in the second half of the year.

Thank you for your investment in the Strong U.S. Emerging Growth Fund.

Thomas L. Press
Portfolio Co-Manager

Donald M. Longlet
Portfolio Co-Manager

Robert E. Scott
Portfolio Co-Manager

10

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Investor Class
1-year	25.63%
5-year	4.89%
Since Fund Inception (12-31-98)	8.50%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

Because smaller companies often have narrower markets and limited financial resources, investments in these stocks present more risk than investments in those of larger, more established companies.

Growth of an Assumed $10,000 Investment†

from 12-31-98 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style Box™ reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000® Index and the Lipper Small-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Information: From time to time, the Fund’s performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund’s asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Definitions: **The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. The Lipper Small-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Small-Cap Growth Funds Category. Source of the Russell Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper. It is not possible to invest directly in an index.

11

Strong Enterprise Fund

During the first half of 2004, the Strong Enterprise Fund Investor Class gained 5.28%. This return fell short of the Fund’s broad-based benchmark, the Russell Midcap Index, which advanced 6.67% during the same time frame.

The underperformance can be partly attributed to disappointing results from Select Medical, a health-care equipment company. The stock fell after the government proposed some changes to how health-care providers would be reimbursed for Medicare claims. In response to the decline, we sold our position in Select Medical during the period — though, unfortunately, not soon enough to avoid a negative impact on the portfolio. This negative influence was counterbalanced by positive performance from the Fund’s consumer discretionary holdings, which benefited from continued strength in consumer spending.

Reduced gains in 2004

Continued growth in corporate profits and operating margins helped support further increases in stock prices during the first six months of 2004, although these gains were much less robust than those realized in 2003. As the stock recovery continued to take hold, investors began to look ahead to the potential for higher interest rates, more inflation, and continued high energy prices — all factors that could limit equity returns in the future. Interest rates were a particular concern; the threat of further rate hikes from the Federal Reserve Board kept a ceiling on corporate valuations, even as the companies reported solid first-quarter profits.

Thorough company research

Our approach to portfolio management relies on the careful selection of individual securities through collaborative research. We strive to “surround” each company that we consider for investment. In other words, our team of portfolio managers and analysts interviews not only the companies’ management, but also their competitors, suppliers, and customers. We want to acquire unique insights to support — or reject, in the cases of companies that fail to meet our strict requirements — our investment thesis for each individual stock.

Applying this approach, the Fund continued to benefit from a position in Harman International, which develops high-fidelity audio products and electronic systems for consumers and businesses. Our research led us to Harman almost two years ago, as the company was delivering multimedia and “infotainment” systems to BMW and other auto manufacturers. In recent years, automakers have responded to consumer demand by incorporating an increasing number of multimedia applications in vehicles. Since our original identification of Harman as a solid growth business, the company has continued to expand its product lineup and serve a growing roster of impressive clients — including Mercedes, BMW, Audi, Porsche, and Chrysler — with highly profitable infotainment systems.

Another important holding for the Fund was Crown Castle International, which owns and leases towers and transmission networks for wireless communications systems. Our industry research revealed that wireless carriers have two top priorities: 1) improving the voice quality on their communications networks; and 2) rolling out next-generation networks to enable subscribers to access online services at high speeds. Competition between carriers has become increasingly fierce, however, and as the companies acquire more customers, they must continue to upgrade and expand their networks to meet the increased demand. We believed that Crown Castle was in a strong position to capitalize on these trends. As the nation’s second largest wireless tower operator, the company has a presence in nearly three-quarters of the 100 largest markets in the United States. During the period, Crown Castle’s strong competitive position led to impressive growth in the company’s free-cash flow (cash flow after expenses).

Future challenges

Although corporate earnings and profitability are expected to continue to rise, we believe that stock valuations are already reflecting these likely trends. Thus, we are looking for gains from this point to be produced by a select group of high-quality stocks with predictable earnings. Against this backdrop, we plan to focus on companies with opportunities to reinvest in their core business, which will drive stable revenue and profit growth, and show the ability to keep prices high in a competitive business environment.

Thank you for your investment in the Strong Enterprise Fund. We appreciate the trust you have placed in our team.

Thomas J. Pence
Portfolio Manager

12

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Investor Class
1-year	25.03%
5-year	3.05%
Since Fund Inception (9-30-98)	16.53%

Institutional Class[1]
1-year	26.12%
5-year	3.22%
Since Fund Inception (9-30-98)	16.70%

Advisor Class[2]
1-year	25.38%
5-year	3.04%
Since Fund Inception (9-30-98)	16.47%

Class K3
1-year	25.80%
5-year	3.30%
Since Fund Inception (9-30-98)	16.77%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

Because smaller companies often have narrower markets and limited financial resources, investments in these stocks present more risk than investments in those of larger, more established companies.

Growth of an Assumed $10,000 Investment

from 9-30-98 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style Box™ reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap® Index and the Lipper Mid-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Performance Information: 1The performance of the Institutional Class shares prior to 6-30-03 is based on the Fund’s Investor Class shares’ performance.

2The performance of the Advisor Class shares prior to 2-24-00 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares.

3The performance of the Class K shares prior to 8-30-02 is based on the Fund’s Investor Class shares’ performance, and has not been restated for the lower expense ratio of the Class K shares.

Please consult a prospectus for information about all share classes.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Definitions: **The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 26% of the total market capitalization of the Russell 1000® Index. The Lipper Mid-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Mid-Cap Growth Funds Category. Source of the Russell Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper. It is not possible to invest directly in an index.

13

Strong Growth 20 Fund

The Strong Growth 20 Fund recorded positive performance for the first half of 2004, outperforming its broad-based benchmark, the S&P 500 Index. For the six months ended June 30, 2004, the Fund’s Investor Class shares returned 4.86%, while the S&P 500 Index returned 3.44% for the same period. The Fund was able to achieve this performance even though the value style of investing slightly outperformed the Fund’s growth style over the six months.

Internet and energy played a large role

The outperformance of the Strong Growth 20 Fund was driven primarily by its exposure to Internet-related companies, which represent one of the fastest-growing segments of the economy. During the period, the Fund held positions in such high-quality, fast-growing Internet-related stocks including eBay, Yahoo!, and Ask Jeeves.

Energy stocks also made a meaningful, positive contribution to the Fund’s performance. Such holdings as Ultra Petroleum and BJ Services Company were positioned to benefit from the high energy prices we saw during the first half of 2004. Ultra Petroleum, an exploration and production company, also benefited from its industry-leading natural gas production growth rate. Importantly, we expect their powerful volume growth to continue for several more quarters, driven by the strength of its drilling prospects and management’s solid track record of execution.

Among the areas of investment that were weaker for the Fund for the six months were homebuilding, generic drugs, software, and communications.

Studying companies closely

We believe that earnings and revenue growth are key factors in determining stock prices. We, therefore, focus a great deal of our stock-selection process on finding stocks that are experiencing — or have solid potential to experience — above-average growth in revenue and earnings. While identifying stocks that are experiencing this growth is essential, what matters even more in our investment strategy is determining which companies have growth trends that are sustainable, and which will only be short-lived.

To sort out the long-term winners from the disappointments, we employ thorough, hands-on research. We specifically focus on a company’s history of success in executing its strategy and the potential profitability of its business model. We also carefully consider whether the company’s strategy and operations mesh well with our overall economic view, and if it is being helped or hurt by any broader secular trends.

When we decide to sell a stock, our decision-making criteria are essentially the opposite of our buying criteria. We may sell a stock when we see deterioration in its fundamental qualities that may threaten the sustainability of a company’s existing or prospective growth. Conditions that could give us grounds for concern may include, but are not limited to, changes we see in the economy, a new competitive threat, or a change in management personnel or direction.

Our approach to the second half

Our outlook for the next few months remains upbeat. We anticipate that interest rates and inflation will both remain relatively low, and that growth in jobs and corporate earnings are likely to remain at healthy levels. We expect to carefully monitor these factors. The outcome of the presidential election in November could have important investment implications, so we anticipate closely watching developments on that front. In the meantime, we intend to continue to seek out the fastest-growing companies we can identify that we believe fit within the framework of our investment process.

We thank you for your continued investment in the Strong Growth 20 Fund.

Brandon M. Nelson
Portfolio Manager

14

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Investor Class
1-year	19.95%
5-year	–3.52%
Since Fund Inception (6-30-97)	6.74%

Advisor Class[1]
1-year	20.28%
5-year	– 3.48%
Since Fund Inception (6-30-97)	6.70%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility and market pressure than a fully diversified fund.

Growth of an Assumed $10,000 Investment†

from 6-30-97 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary, due to differences in fee structures.

Performance Information: 1The performance of the Advisor Class shares prior to 2-24-00 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares.

Please consult a prospectus for information about all share classes.

From time to time, the Fund’s performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund’s asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Definitions: **The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Multi-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Growth Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper. It is not possible to invest directly in an index.

15

Strong Growth Fund

The Strong Growth Fund had a good start to the year, with the Investor Class shares posting a return of 6.40% for the six months ended June 30, 2004. For the same period, its broad-based benchmark, the S&P 500 Index, returned 3.44%.

Taking advantage of a dynamic market

The strongest impact on the market during the first half of the period was continued greater than anticipated corporate earnings growth. Fortunately, the Fund was positioned to benefit from this occurrence. The other main variable influencing the market during the first half was the anticipation of the Federal Reserve’s reversal of its current accommodative short-term, interest-rate stance. We feel the portfolio was positioned for this occurrence.

The Fund continued to have strong allocations in economically sensitive sectors such as technology and in specific long-term growth opportunities tied to the consumer. We continued to research and explore opportunities in the health care sector, but have found many of the larger capitalization stocks to have lackluster growth prospects.

While value styles did outperform growth in the period, we were able to benefit from opportunistic investments in equities of high-quality, fast-growing growth stocks.

Research nets Yahoo!

Stock specific proprietary research continues to be at the heart of our portfolio process. We devote many hours to screening for the fastest growing public companies in the economy that also provide for the best chances for sustained growth. Once we identify these companies on paper, we hit the phones and the road to accumulate data from meetings and conversations with the companies themselves, their customers, their suppliers, and their competitors.

Sometimes a better investment idea comes from this confirmatory research than the original stock idea that generated the analysis. Once a stock makes it into the portfolio this process doesn’t halt, it is dynamic. We constantly research to recheck our theses, while taking into account the opportunity cost of not owning other growth stocks. We do not ignore the macros as they can provide strong headwinds or tailwinds to company-specific growth. We also monitor our portfolio risk on many levels, including sector allocations.

Yahoo! is a good example of the fruits of this process. It addresses a growth area in the economy. It is taking market share within its industry. Moreover, its growth prospects have been continually underestimated. While doing research on Yahoo!’s growth opportunities and the duration of that growth, we have found other exciting growth stocks to add to the portfolio.

Looking ahead to the second half

Our near-term outlook can be described as opportunistically optimistic. While we expect short-term interest rates to rise to a more historic level, we are encouraged that the yield curve remains steep, signaling the market’s expectations for continued economic growth. Within this pretext there are plenty of exciting opportunities to invest in growth stocks. We thank you for your continued support and investment.

Thomas C. Ognar

Portfolio Manager

16

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Investor Class
1-year	20.89%
5-year	–1.43%
10-year	11.72%
Since Fund Inception (12-31-93)	11.79%

Institutional Class[1]
1-year	21.56%
5-year	– 0.87%
10-year	12.04%
Since Fund Inception (12-31-93)	12.10%

Advisor Class[2]
1-year	20.73%
5-year	–1.59%
10-year	11.46%
Since Fund Inception (12-31-93)	11.53%

Class C3
1-year	18.64%
5-year	–2.46%
10-year	10.47%
Since Fund Inception (12-31-93)	10.53%

Class K4
1-year	21.41%
5-year	–1.16%
10-year	11.87%
Since Fund Inception (12-31-93)	11.94%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

Growth of an Assumed $10,000 Investment†

from 12-31-93 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Performance Information: 1The performance of the Institutional Class shares prior to 2-24-00 is based on the Fund’s Investor Class shares’ performance, and has not been restated for the lower expense ratio of the Institutional Class shares.

2The performance of the Advisor Class shares prior to 2-24-00 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares.

3The performance of Class C shares prior to 12-26-02 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Class C shares. Average annual total returns include a 1.00% contingent deferred sales charge imposed on redemptions made within 12 months of purchase.

4The performance of the Class K shares prior to 8-30-02 is based on the Fund’s Investor Class shares’ performance and has not been restated for the lower expense ratio of the Class K shares.

Please consult a prospectus for information about all share classes.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Definitions: **The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Multi-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Growth Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

17

Strong Large Company Growth Fund

During the first half of 2004, the Strong Large Company Growth Fund gained 7.19%, decisively outpacing the Fund’s broad-based benchmark, the S&P 500 Index, which rose 3.44%. The Fund was invested in companies poised to deliver stronger earnings and cash flow growth than the broad stock market. The Fund’s returns were driven by strong stock selection within health care and information technology.

Uncovering investment opportunities

Our approach to portfolio management relies on the careful selection of individual securities through collaborative research. We strive to “surround” each company that we consider for investment. In other words, our team of portfolio managers and analysts interviews not only the company’s management, but also their competitors, suppliers, and customers. We want to acquire unique insights to support — or reject, in the cases of companies that fail to meet our strict requirements — our investment thesis for each individual stock.

Opportunities in Teva and Yahoo!

Applying our approach, we reviewed a number of potential investment opportunities in the health care sector during the period. As our research progressed, we became concerned about the lack of new products forthcoming by many large-cap pharmaceutical companies, as well as the considerable number of drugs due to lose their patent protection in the near future. Accordingly, we maintained little exposure to these “name-brand” pharmaceutical businesses. Instead we built a position in Teva Pharmaceutical, the world’s leading developer and manufacturer of generic drugs as well as a supplier of a growing line of branded drugs.

We believe Teva has an outstanding competitive position, as the company dominates the generic drug market in the United States. In addition, Teva’s management team has shown a consistent ability to execute its business strategy, made evident by the company’s track record of stable and diversified earnings. Furthermore, Teva has an impressive pipeline of upcoming products, with over 80 applications for new drugs pending regulatory approval in the U.S. alone. The company also has shown success with its branded drug offerings, such as Copaxone, well on its way to becoming the nation’s leading treatment for multiple sclerosis. Thanks to these strong business trends, Teva has been able to produce solid revenue and earnings growth, and the stock was a significant contributor to the Fund’s performance during the past six months.

We also built a position in Yahoo!, a provider of Internet consumer and business services. Yahoo!’s business strength is driven by branded advertising. Our research led us to conclude that many companies plan to increase advertising spending in the near future. In addition, corporations appear to be particularly attracted to Internet advertising, especially since consumers now view 15% of their media content online. More and more advertisers, in fact, have been looking to the Internet as an effective alternative to traditional television advertising, which has been hurt by declining ratings and the proliferation of digital video recorders.

At the time of our research, we saw Yahoo! as very well positioned to take advantage of this shift in advertising spending. With 40% of Internet users using Yahoo!’s search function, the company enjoys strong brand recognition and a large user base. Yahoo! also is beginning to realize the benefit of offering a full suite of advertising products, including increasingly lucrative “paid search” advertising. Finally, we believed Yahoo! could continue to benefit from growth opportunities overseas; the company has been investing heavily to enter and take market share from less-sophisticated, regional Internet portals.

High-quality companies may benefit

For the rest of 2004, we expect corporate profits to continue to grow, but at a slower pace than investors have been experiencing in recent quarters. We believe the expectation for higher interest rates is likely to put a cap on stock valuations. One potentially positive factor for continued earnings growth would be a return to high levels of business spending, which lagged far behind consumer spending during the recent economic downturn. Should growth overseas outpace that in the United States, and if foreign currencies continue to outpace the U.S. dollar, domestic companies with significant international sales should benefit. Against the current economic and market backdrop, we expect stock investors to begin to reward higher-quality companies with relatively predictable earnings and recurring revenues.

Thank you for your investment in the Strong Large Company Growth Fund. We sincerely appreciate the trust you have placed in us.

Thomas J. Pence

Portfolio Manager

18

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Investor Class[1]
1-year	19.73%
5-year	5.81%
Since Inception (11-3-97)	9.50%

Class K2
1-year	20.32%
5-year	5.91%
Since Inception (11-3-97)	9.58%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

Growth of an Assumed $10,000 Investment†

from 11-3-97 to 6-30-04

The Fund’s Investor Class has a redemption fee of 1.00% against shares that are held 360 calendar days or fewer after purchase. Performance data does not reflect the deduction of this fee, which, if reflected, would reduce performance.

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on the Investor Class shares only; performance for other classes will vary, due to differences in fee structures. To equalize time periods, the indices’ performances were prorated for the month of November 1997.

Performance Information: 1The performance of the Investor Class prior to 9-16-02 is based on the performance of the Rockhaven Premier Dividend Fund (the predecessor Fund), and does not reflect the Fund’s maximum sales charge of 5.75%, which was charged from 9-17-99 through 9-13-02.

2The performance of the Class K shares prior to 6-30-03 is based on the performance of the Fund’s Investor Class or the Fund’s predecessor, the Rockhaven Premier Dividend Fund. The prior performance has not been restated for the lower expense ratio of the Class K shares and does not reflect the Fund’s maximum sales charge of 5.75% (charged from 9-17-99 through 9-13-02) or the Investor Class redemption fee.

The predecessor Fund’s investment strategy emphasized investments in convertible securities.

Please consult a prospectus for information about all share classes.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

We have contractually agreed to waive fees and/or absorb expenses for an indefinite period of time to keep Total Annual Operating Expenses of the Large Company Growth Fund at no more than 1.50% for the Investor Class shares and 0.99% for the Class K shares. This contract may only be terminated by the Board of Directors of the Fund, but not before May 1, 2005.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Definitions: **The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. Source of the S&P 500 Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

19

SCHEDULES OF INVESTMENTS IN SECURITIES	June 30, 2004 (Unaudited)

STRONG BLUE CHIP FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 97.7%
Aerospace - Defense 3.0%
General Dynamics Corporation	45,200	$4,488,360
Apparel - Shoes & Related Manufacturing 2.1%
NIKE, Inc. Class B	42,700	3,234,525
Auto Manufacturer 2.1%
Toyota Motor Corporation Sponsored ADR	38,400	3,134,208
Banks - Money Center 4.5%
Bank of America Corporation	53,800	4,552,556
Citigroup, Inc.	49,100	2,283,150

		6,835,706
Building - Resident/Commercial 10.9%
Centex Corporation	66,300	3,033,225
D.R. Horton, Inc.	160,550	4,559,620
Lennar Corporation Class A	68,600	3,067,792
Pulte Homes, Inc.	114,100	5,936,623

		16,597,260
Computer - Local Networks 3.2%
Cisco Systems, Inc. (b)	203,900	4,832,430
Computer Software - Desktop 3.0%
Microsoft Corporation	161,100	4,601,016
Cosmetics - Personal Care 6.1%
Avon Products, Inc.	70,000	3,229,800
LIFE TIME FITNESS, Inc. (b)	300	6,300
The Procter & Gamble Company	109,600	5,966,624

		9,202,724
Diversified Operations 10.4%
General Electric Company	152,000	4,924,800
3M Co.	46,300	4,167,463
Tyco International, Ltd.	200,700	6,651,198

		15,743,461
Electronics - Semiconductor
Manufacturing 2.9%
Analog Devices, Inc.	94,700	4,458,476
Finance - Investment Brokers 2.8%
The Goldman Sachs Group, Inc.	45,500	4,284,280
Food - Miscellaneous Preparation 2.2%
PepsiCo, Inc.	60,800	3,275,904
Internet - E*Commerce 5.1%
eBay, Inc. (b)	84,700	7,788,165
Internet - Internet Content 5.1%
Yahoo! Inc. (b)	213,800	7,767,354
Medical - Biomedical/Biotechnology 2.3%
Biogen Idec, Inc. (b)	54,000	3,415,500
Medical - Ethical Drugs 3.2%
Pfizer, Inc.	142,200	4,874,616
Medical - Products 4.2%
St. Jude Medical, Inc. (b)	40,400	3,056,260
Stryker Corporation	59,000	3,245,000

		6,301,260
Medical/Dental - Supplies 2.2%
Becton, Dickinson & Company	63,700	3,299,660
Metal Ores - Miscellaneous 2.2%
Phelps Dodge Corporation (b)	43,400	3,363,934
Oil & Gas - International Integrated 4.1%
ConocoPhillips	81,900	6,248,151
Oil & Gas - Refining/Marketing 3.4%
Valero Energy Corporation	69,300	5,111,568
Oil & Gas - United States Exploration &
Production 3.0%
Burlington Resources, Inc.	126,000	4,558,680
Retail - Drug Stores 2.2%
Walgreen Company	93,000	3,367,530
Retail - Home Furnishings 0.0%
Design Within Reach, Inc. (b)	300	4,929
Retail/Wholesale - Building Products 1.8%
Lowe’s Companies, Inc.	53,000	2,785,150
Telecommunications - Wireless
Equipment 3.2%
QUALCOMM, Inc.	65,700	4,794,786
Telecommunications - Wireless
Services 2.5%
Mobile Telesystems Sponsored ADR	31,000	3,782,000

Total Common Stocks (Cost $ 125,243,723)		148,151,633

Short-Term Investments (a) 0.6%
Repurchase Agreements (c)
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $952,820); Collateralized by: United States Government & Agency Issues	$952,800	952,800

Total Short-Term Investments (Cost $ 952,800)		952,800

Total Investments in Securities (Cost $126,196,523) 98.3%		149,104,433
Other Assets and Liabilities, Net 1.7%		2,509,841

Net Assets 100.0%		$151,614,274

STRONG DISCOVERY FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 95.4%
Apparel - Shoes & Related Manufacturing 1.2%
Genesco, Inc. (b) (d)	85,800	$2,027,454
Auto/Truck - Original Equipment 0.9%
Eaton Corporation	25,040	1,621,090
Building - Mobile/Manufacturers & RV 0.0%
Champion Enterprises, Inc. (b) (d)	40	367
Commercial Services - Market Research 1.2%
Corporate Executive Board Company	37,470	2,165,391

20

STRONG DISCOVERY FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Commercial Services - Schools 2.2%
Career Education Corporation (b)	13,440	$612,326
Corinthian Colleges, Inc. (b)	76,600	1,895,084
Strayer Education, Inc.	11,930	1,331,030

		3,838,440
Commercial Services - Security/Safety 0.6%
Armor Holdings, Inc. (b) (d)	33,600	1,142,400
Commercial Services - Staffing 1.1%
Kforce.com, Inc. (b)	206,842	1,952,589
Computer - Local Networks 2.3%
Polycom, Inc. (b)	177,170	3,970,380
Computer - Manufacturers 1.7%
Apple Computer, Inc. (b)	92,400	3,006,696
Computer Software -
Education/Entertainment 1.9%
Activision, Inc. (b)	204,873	3,257,481
Computer Software - Enterprise 5.2%
Hyperion Solutions Corporation (b)	40,900	1,788,148
Mercury Interactive Corporation (b)	81,500	4,061,145
TIBCO Software, Inc. (b) (d)	386,600	3,266,770

		9,116,063
Computer Software - Financial 0.8%
DST Systems, Inc. (b)	27,600	1,327,284
Electronics - Semiconductor
Manufacturing 5.7%
Broadcom Corporation Class A (b)	57,500	2,689,275
KLA - Tencor Corporation (b)	29,400	1,451,772
Marvell Technology Group, Ltd. (b)	138,200	3,689,940
Silicon Laboratories, Inc. (b) (d)	45,000	2,085,750

		9,916,737
Financial Services - Miscellaneous 0.7%
Euronet Services, Inc. (b) (d)	56,200	1,299,906
Household - Consumer Electronics 2.8%
Harman International Industries, Inc.	53,870	4,902,170
Insurance - Property/Casualty/Title 2.6%
Endurance Specialty Holdings, Ltd. (d)	77,900	2,710,920
ProAssurance Corporation (b) (d)	52,030	1,774,743

		4,485,663
Internet-E*Commerce 2.4%
Getty Images, Inc. (b)	21,800	1,308,000
Netflix, Inc. (b) (d)	81,800	2,940,710

		4,248,710
Internet - Software 1.0%
OpenTV Corporation (b) (e)	72,105	149,978
ValueClick, Inc. (b)	133,100	1,594,538

		1,744,516
Leisure - Movies & Related 3.4%
Lions Gate Entertainment Corporation (b)	852,270	5,948,845
Leisure - Products 1.9%
Multimedia Games, Inc. (b) (d)	122,511	3,285,745
Leisure - Toys/Games/Hobby 2.0%
Marvel Enterprises, Inc. (b) (d)	181,764	3,548,033
Media - Radio/TV 1.1%
The E.W. Scripps Company Class A	19,125	2,008,125
Medical - Biomedical/Biotechnology 4.4%
Digene Corporation (b)	84,523	3,087,625
Genzyme Corporation (b)	39,600	1,874,268
Northfield Laboratories, Inc. (b)	94,900	1,353,274
Sepracor, Inc. (b) (d)	25,400	1,343,660

		7,658,827
Medical - Ethical Drugs 3.0%
Inspire Pharmaceuticals, Inc. (b) (d)	160,190	2,678,377
Medicis Pharmaceutical Corporation Class A (d)	65,600	2,620,720

		5,299,097
Medical - Genetics 0.6%
Millennium Pharmaceuticals, Inc. (b)	78,490	1,083,162
Medical - Hospitals 1.5%
Community Health Systems, Inc. (b)	96,890	2,593,745
Medical - Products 4.1%
American Medical Systems Holdings, Inc. (b) (d)	80,500	2,712,850
Cyberonics, Inc. (b) (d)	37,430	1,248,665
EPIX Medical, Inc. (b)	50,800	1,071,880
Zimmer Holdings, Inc. (b)	24,940	2,199,708

		7,233,103
Medical - Systems/Equipment 3.0%
Fisher Scientific International, Inc. (b) (d)	65,300	3,771,075
Varian Medical Systems, Inc. (b)	18,450	1,464,008

		5,235,083
Medical - Wholesale Drugs/Sundries 0.9%
McKesson Corporation	48,800	1,675,304
Medical/Dental - Services 1.7%
Caremark Rx, Inc. (b)	28,600	942,084
LabOne, Inc. (b) (d)	66,800	2,122,904

		3,064,988
Medical/Dental - Supplies 0.8%
Dentsply International, Inc.	25,730	1,340,533
Metal Ores - Miscellaneous 1.2%
Phelps Dodge Corporation (b) (d)	26,700	2,069,517
Mining - Gems 1.2%
Pan American Silver Corporation (b) (d)	166,700	2,192,105
Oil & Gas - Canadian Exploration &
Production 0.4%
Canadian Natural Resources, Ltd.	25,400	759,460
Oil & Gas - Drilling 2.2%
ENSCO International, Inc.	66,700	1,940,970
Nabors Industries, Ltd. (b)	41,970	1,897,883

		3,838,853
Oil & Gas - Field Services 0.5%
BJ Services Company (b)	19,030	872,335
Oil & Gas - Machinery/Equipment 2.5%
Grant Prideco, Inc. (b)	137,800	2,543,788
Smith International, Inc. (b)	32,900	1,834,504

		4,378,292
Oil & Gas - Production/Pipeline 0.8%
The Williams Companies, Inc.	112,100	1,333,990

21

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	June 30, 2004 (Unaudited)

STRONG DISCOVERY FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Oil & Gas - United States Exploration & Production 2.3%
Chesapeake Energy Corporation (d)	176,500	$2,598,080
XTO Energy, Inc. (d)	46,100	1,373,319

		3,971,399
Pollution Control - Services 1.5%
Stericycle, Inc. (b)	51,470	2,663,058
Retail - Clothing/Shoe 1.7%
Coach, Inc. (b)	36,750	1,660,733
Urban Outfitters, Inc. (b) (d)	22,010	1,340,629

		3,001,362
Retail - Home Furnishings 2.1%
Select Comfort Corporation (b)	129,050	3,665,020
Retail - Miscellaneous 1.7%
PETsMART, Inc.	92,639	3,006,136
Retail - Restaurants 0.8%
Panera Bread Company Class A (b) (d)	41,675	1,495,299
Steel - Specialty Alloys 0.7%
GrafTech International, Ltd. (b)	110,340	1,154,156
Telecommunications - Equipment 1.3%
American Tower Corporation Class A (b)	58,900	895,280
Avaya, Inc. (b)	84,510	1,334,413

		2,229,693
Telecommunications - Wireless Equipment 3.3%
Research in Motion, Ltd. (b)	84,200	5,762,648
Telecommunications - Wireless Services 6.6%
Crown Castle International Corporation (b)	271,240	4,000,790
NII Holdings, Inc. Class B (b) (d)	133,202	4,487,575
Nextel Partners, Inc. (b) (d)	198,400	3,158,528

		11,646,893
Transportation - Airline 1.9%
AirTran Holdings, Inc. (b) (d)	231,290	3,270,441

Total Common Stocks (Cost $ 135,244,271)		167,308,584

Short - Term Investments (a) 14.0%
Collateral Received for Securities Lending 9.6%
Navigator Prime Portfolio	16,953,906	16,953,906
Repurchase Agreements (c) 4.4%
ABN AMRO Inc. (Dated 6/30/04), 1.40%, Due 7/01/04 (Repurchase proceeds $5,600,218); Collateralized by:
United States Government & Agency Issues	$5,600,000	5,600,000
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $2,050,143); Collateralized by:
United States Government & Agency Issues	2,050,100	2,050,100

		7,650,100

Total Short-Term Investments (Cost $ 24,604,006)		24,604,006

Total Investments in Securities (Cost $ 159,848,277) 109.4%		191,912,590
Other Assets and Liabilities, Net (9.4%)		(16,606,810)

Net Assets 100.0%		$175,305,780

STRONG ENDEAVOR FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 98.1%
Apparel - Shoes & Related Manufacturing 1.0%
NIKE, Inc. Class B	3,290	$249,218
Beverages - Alcoholic 2.0%
Anheuser-Busch Companies, Inc.	9,190	496,260
Commercial Services - Schools 1.6%
Corinthian Colleges, Inc. (b)	15,810	391,139
Computer - Data Storage 2.9%
EMC Corporation (b)	64,100	730,740
Computer - Local Networks 2.8%
Cisco Systems, Inc. (b)	21,565	511,090
Polycom, Inc. (b)	8,996	201,600

		712,690
Computer - Manufacturers 4.7%
Apple Computer, Inc. (b)	7,490	243,725
Dell, Inc. (b)	26,250	940,275

		1,184,000
Computer Software - Desktop 1.5%
Microsoft Corporation	13,510	385,846
Computer Software - Enterprise 4.0%
Mercury Interactive Corporation (b)	4,970	247,655
SAP AG Sponsored ADR	18,425	770,349

		1,018,004
Computer Software - Financial 0.8%
DST Systems, Inc. (b)	3,940	189,475
Diversified Operations 10.8%
General Electric Company	32,000	1,036,800
Honeywell International, Inc.	14,250	521,978
Tyco International, Ltd.	35,145	1,164,705

		2,723,483
Electronics - Semiconductor Manufacturing 2.9%
Intel Corporation	26,270	725,052
Finance - Mortgage & Related Services 1.8%
Countrywide Financial Corporation	6,334	444,963
Household - Consumer Electronics 1.8%
Harman International Industries, Inc.	4,980	453,180
Insurance - Diversified 0.6%
American International Group, Inc.	2,170	154,678
Insurance - Property/Casualty/Title 3.1%
The Allstate Corporation	16,480	767,144
Internet - E*Commerce 0.7%
eBay, Inc. (b)	1,960	180,222
Internet - Internet Content 5.3%
Yahoo! Inc. (b)	36,880	1,339,850
Leisure - Toys/Games/Hobby 2.4%
Marvel Enterprises, Inc. (b)	31,530	615,466

22

STRONG ENDEAVOR FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Machinery - Farm 1.0%
Deere & Company	3,480	$244,087
Media - Cable TV 0.7%
EchoStar Communications Corporation Class A (b)	5,910	181,732
Medical - Biomedical/Biotechnology 1.1%
Genzyme Corporation (b)	5,770	273,094
Medical - Ethical Drugs 3.0%
Medicis Pharmaceutical Corporation Class A	6,460	258,077
Pfizer, Inc.	14,704	504,053

		762,130
Medical - Generic Drugs 3.9%
Teva Pharmaceutical Industries, Ltd. ADR	14,740	991,855
Medical - Health Maintenance Organizations 3.2%
Anthem, Inc. (b)	9,010	806,936
Medical - Products 6.7%
Alcon, Inc.	4,800	377,520
Boston Scientific Corporation (b)	10,560	451,968
Medtronic, Inc.	9,400	457,968
Zimmer Holdings, Inc. (b)	4,400	388,080

		1,675,536
Medical - Systems/Equipment 2.1%
Fisher Scientific International, Inc. (b)	9,290	536,497
Medical - Wholesale Drugs/Sundries 2.0%
McKesson Corporation	14,290	490,576
Metal Ores - Gold/Silver 1.7%
Newmont Mining Corporation Holding Company	10,880	421,709
Metal Ores - Miscellaneous 2.2%
Phelps Dodge Corporation (b)	7,310	566,598
Oil & Gas - Canadian Exploration & Production 0.4%
Canadian Natural Resources, Ltd.	3,610	107,939
Oil & Gas - Canadian Integrated 1.3%
Suncor Energy, Inc.	12,720	325,759
Oil & Gas - Drilling 1.0%
Nabors Industries, Ltd. (b)	5,470	247,353
Oil & Gas - Field Services 2.1%
Schlumberger, Ltd.	8,330	529,038
Oil & Gas - Production/Pipeline 1.0%
The Williams Companies, Inc.	21,710	258,349
Oil & Gas - United States Exploration & Production 1.5%
Anadarko Petroleum Corporation	6,550	383,830
Retail - Drug Stores 1.0%
CVS Corporation	5,980	251,280
Retail - Major Discount Chains 1.9%
Target Corporation	5,375	228,276
Wal-Mart Stores, Inc.	4,710	248,500

		476,776
Retail/Wholesale - Office Supplies 1.5%
Staples, Inc.	13,070	383,082
Telecommunications - Fiber Optics 2.2%
Corning, Inc. (b)	41,700	544,602
Telecommunications - Wireless Equipment 3.6%
Research in Motion, Ltd. (b)	13,230	905,461
Telecommunications - Wireless Services 2.3%
Crown Castle International Corporation (b)	21,860	322,435
NII Holdings, Inc. Class B (b)	7,710	259,750

		582,185

Total Common Stocks (Cost $ 22,772,495)		24,707,814

Short-Term Investments (a) 1.6%
Repurchase Agreements (c)
ABN AMRO Inc. (Dated 6/30/04), 1.40%, Due 7/01/04 (Repurchase proceeds $300,012); Collateralized by: United States Government & Agency Issues	$300,000	300,000
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $117,202); Collateralized by: United States Government & Agency Issues	117,200	117,200

Total Short-Term Investments (Cost $ 417,200)		417,200

Total Investments in Securities (Cost $ 23,189,695) 99.7%		25,125,014
Other Assets and Liabilities, Net 0.3%		68,027

Net Assets 100.0%		$25,193,041

STRONG LARGE CAP GROWTH FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 97.6%
Aerospace - Defense 1.0%
Northrop Grumman Corporation	100,000	$5,370,000
Banks - Money Center 0.5%
Citigroup, Inc.	60,000	2,790,000
Beverages - Alcoholic 0.5%
Anheuser-Busch Companies, Inc.	50,000	2,700,000
Chemicals - Specialty 0.6%
Praxair, Inc.	90,000	3,591,900
Commercial Services - Advertising 0.8%
Omnicom Group, Inc.	60,000	4,553,400
Commercial Services - Miscellaneous 0.7%
Paychex, Inc.	115,000	3,896,200

23

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	June 30, 2004 (Unaudited)

STRONG LARGE CAP GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Commercial Services - Schools 1.6%
Apollo Group, Inc. Class A (b)	105,000	$9,270,450
Commercial Services - Staffing 1.3%
Manpower, Inc.	145,000	7,361,650
Computer - Local Networks 5.8%
Cisco Systems, Inc. (b)	720,000	17,064,000
Juniper Networks, Inc. (b)	485,000	11,916,450
Polycom, Inc. (b)	150,000	3,361,500

		32,341,950
Computer - Manufacturers 2.9%
Dell, Inc. (b)	450,000	16,119,000
Computer Software -
Education/Entertainment 1.5%
Electronic Arts, Inc. (b)	150,000	8,182,500
Computer Software - Enterprise 2.1%
Mercury Interactive Corporation (b)	130,000	6,477,900
SAP AG Sponsored ADR	125,000	5,226,250

		11,704,150
Computer Software - Security 1.1%
Symantec Corporation (b)	140,000	6,129,200
Cosmetics - Personal Care 4.3%
Colgate Palmolive Company	100,000	5,845,000
Kimberly-Clark Corporation	85,000	5,599,800
LIFE TIME FITNESS, Inc. (b)	1,000	21,000
The Procter & Gamble Company	230,000	12,521,200

		23,987,000
Diversified Operations 2.7%
General Electric Company	470,000	15,228,000
Electronics - Contract Manufacturing 1.2%
Flextronics International, Ltd. (b)	435,000	6,938,250
Electronics - Scientific Measuring 1.8%
Danaher Corporation	190,000	9,851,500
Electronics - Semiconductor
Manufacturing 10.3%
Analog Devices, Inc.	185,000	8,709,800
Broadcom Corporation Class A (b) (d)	120,000	5,612,400
Intel Corporation	725,000	20,010,000
KLA-Tencor Corporation (b)	50,000	2,469,000
Marvell Technology Group, Ltd. (b)	130,000	3,471,000
Maxim Integrated Products, Inc.	130,000	6,814,600
Microchip Technology, Inc.	175,000	5,519,500
Xilinx, Inc.	145,000	4,829,950

		57,436,250
Finance - Consumer/Commercial Loans 1.0%
SLM Corporation	140,000	5,663,000
Finance - Investment Brokers 1.0%
The Goldman Sachs Group, Inc.	60,000	5,649,600
Finance - Mortgage & Related Services 1.5%
Countrywide Financial Corporation	120,000	8,430,000
Food - Flour & Grain 1.0%
Archer Daniels Midland Company	340,000	5,705,200
Food - Miscellaneous Preparation 1.6%
PepsiCo, Inc.	170,000	9,159,600
Household - Consumer Electronics 1.0%
Harman International Industries, Inc.	60,000	5,460,000
Insurance - Diversified 2.2%
American International Group, Inc.	175,000	12,474,000
Insurance - Property/Casualty/Title 0.9%
The PMI Group, Inc.	120,000	5,222,400
Internet - E*Commerce 2.4%
Amazon.com, Inc. (b)	100,000	5,440,000
eBay, Inc. (b)	90,000	8,275,500

		13,715,500
Internet - Internet Content 2.1%
Yahoo! Inc. (b)	330,000	11,988,900
Leisure - Gaming/Equipment 2.1%
International Game Technology	185,000	7,141,000
Wynn Resorts, Ltd. (b)	113,200	4,372,916

		11,513,916
Media - Radio/TV 3.2%
News Corporation, Ltd. Sponsored ADR (d)	200,000	7,084,000
Univision Communications, Inc. Class A (b)	130,000	4,150,900
XM Satellite Radio Holdings, Inc. Class A (b)	240,000	6,549,600

		17,784,500
Medical - Biomedical/Biotechnology 4.4%
Amgen, Inc. (b)	80,000	4,365,600
Biogen Idec, Inc. (b)	80,000	5,060,000
Genzyme Corporation (b)	85,000	4,023,050
Gilead Sciences, Inc. (b)	115,000	7,705,000
Medimmune, Inc. (b)	160,000	3,744,000

		24,897,650
Medical - Ethical Drugs 2.6%
Eli Lilly & Company	85,000	5,942,350
Pfizer, Inc.	250,000	8,570,000

		14,512,350
Medical - Generic Drugs 1.3%
Teva Pharmaceutical Industries, Ltd. ADR	110,000	7,401,900
Medical - Genetics 0.9%
Genentech, Inc. (b)	90,000	5,058,000
Medical - Health Maintenance
Organizations 1.0%
Anthem, Inc. (b) (d)	65,000	5,821,400
Medical - Hospitals 0.6%
HCA, Inc.	75,000	3,119,250
Medical - Products 4.1%
Boston Scientific Corporation (b)	65,000	2,782,000
Guidant Corporation	30,000	1,676,400
Medtronic, Inc.	60,000	2,923,200
St. Jude Medical, Inc. (b)	75,000	5,673,750
Zimmer Holdings, Inc. (b)	115,000	10,143,000

		23,198,350
Medical/Dental - Supplies 0.5%
Kinetic Concepts, Inc. (b)	57,600	2,874,240
Oil & Gas - Field Services 0.9%
BJ Services Company (b)	110,000	5,042,400

24

STRONG LARGE CAP GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Oil & Gas - International Integrated 1.1%
Exxon Mobil Corporation	135,000	$5,995,350
Oil & Gas - Machinery/Equipment 1.5%
Smith International, Inc. (b)	150,000	8,364,000
Oil & Gas - United States Exploration & Production 2.5%
Apache Corporation	125,000	5,443,750
Occidental Petroleum Corporation	115,000	5,567,150
XTO Energy, Inc. (d)	100,000	2,979,000

		13,989,900
Retail - Consumer Electronics 0.5%
Best Buy Company, Inc.	55,000	2,790,700
Retail - Department Stores 0.6%
Kohl’s Corporation (b)	75,000	3,171,000
Retail - Discount & Variety 1.3%
Dollar Tree Stores, Inc. (b)	275,000	7,543,250
Retail - Drug Stores 1.1%
Walgreen Company	165,000	5,974,650
Retail - Home Furnishings 0.0%
Design Within Reach, Inc. (b)	1,000	16,430
Retail - Major Discount Chains 2.3%
Target Corporation	300,000	12,741,000
Retail - Miscellaneous 1.0%
Cabela’s, Inc. (b)	62,400	1,681,680
PETCO Animal Supplies, Inc. (b)	120,000	3,865,200

		5,546,880
Retail - Restaurants 0.7%
Starbucks Corporation (b)	90,000	3,913,200
Retail - Super/Mini Markets 1.0%
Whole Foods Marketing, Inc. (d)	60,000	5,727,000
Retail/Wholesale - Building Products 2.7%
The Home Depot, Inc.	280,000	9,856,000
Lowe’s Companies, Inc.	105,000	5,517,750

		15,373,750
Retail/Wholesale - Office Supplies 0.8%
Staples, Inc.	150,000	4,396,500
Telecommunications - Fiber Optics 1.2%
Corning, Inc. (b)	500,000	6,530,000
Telecommunications - Wireless Equipment 1.8%
QUALCOMM, Inc.	135,000	9,852,300
Telecommunications - Wireless
Services 0.5%
Nextel Communications, Inc. Class A (b)	100,000	2,666,000

Total Common Stocks (Cost $ 429,678,211)		546,735,466

Short-Term Investments (a) 3.4%
Collateral Received for Securities Lending 1.2%
Navigator Prime Portfolio	6,651,057	6,651,057
Repurchase Agreements (c) 2.2%
ABN AMRO Inc. (Dated 6/30/04), 1.40%, Due 7/01/04 (Repurchase proceeds $8,300,323); Collateralized by: United States Government & Agency Issues	$8,300,000	8,300,000
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $4,159,287); Collateralized by: United States Government & Agency Issues	4,159,200	4,159,200

		12,459,200

Total Short-Term Investments (Cost $ 19,110,257)		19,110,257

Total Investments in Securities (Cost $448,788,468) 101.0%		565,845,723
Other Assets and Liabilities, Net (1.0%)		(5,755,342)

Net Assets 100.0%		$560,090,381

STRONG U.S. EMERGING GROWTH FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 98.2%
Commercial Services - Advertising 1.4%
aQuantive, Inc. (b)	125,250	$1,237,470
Commercial Services - Market Research 3.0%
Corporate Executive Board Company	17,445	1,008,147
CoStar Group, Inc. (b)	35,155	1,614,669

		2,622,816
Commercial Services - Schools 3.5%
Career Education Corporation (b)	15,285	696,385
Corinthian Colleges, Inc. (b)	95,740	2,368,608

		3,064,993
Commercial Services - Staffing 1.6%
Gevity HR, Inc.	52,235	1,368,035
Computer - IT Services 1.7%
Cognizant Technology Solutions Corporation (b)	57,150	1,452,181
Computer Software - Desktop 1.2%
Sonic Solutions (b)	49,200	1,045,500
Computer Software - Medical 4.1%
eResearch Technology, Inc. (b)	126,217	3,534,076
Electronics - Semiconductor Manufacturing 15.3%
Cree, Inc. (b)	52,660	1,225,925
Cymer, Inc. (b)	23,945	896,501
DSP Group, Inc. (b)	48,945	1,333,262
Genesis Microchip, Inc. (b)	80,205	1,104,423
Integrated Silicon Solution, Inc. (b)	131,150	1,601,341
OmniVision Technologies, Inc. (b)	78,445	1,251,198
Rudolph Technologies, Inc. (b)	48,120	875,303
Silicon Laboratories, Inc. (b)	46,390	2,150,176

25

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	June 30, 2004 (Unaudited)

STRONG U.S. EMERGING GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Trident Microsystems, Inc. (b)	164,417	$1,843,115
Varian Semiconductor Equipment Associates, Inc. (b)	23,335	899,798

		13,181,042
Finance - Consumer/Commercial Loans 2.2%
WFS Financial, Inc. (b)	38,005	1,881,627
Financial Services - Miscellaneous 3.8%
Investors Financial Services Corporation	56,660	2,469,243
iPayment, Inc. (b)	20,095	823,895

		3,293,138
Insurance - Property/Casualty/Title 0.9%
ProAssurance Corporation (b)	22,285	760,141
Internet - E*Commerce 4.3%
Getty Images, Inc. (b)	17,450	1,047,000
Netflix, Inc. (b)	38,835	1,396,118
University of Phoenix Online (b)	14,095	1,234,581

		3,677,699
Internet - Internet Content 1.3%
Ask Jeeves, Inc. (b)	28,995	1,131,675
Internet - Internet Service Provider 2.1%
United Online, Inc. (b)	100,790	1,774,912
Internet - Network Security/Solutions 2.0%
Akamai Technologies, Inc. (b)	67,270	1,207,496
Blue Coat Systems, Inc. (b)	16,140	540,529

		1,748,025
Leisure - Gaming/Equipment 1.5%
Shuffle Master, Inc. (b)	35,290	1,281,380
Machinery - Construction/Mining 3.4%
JLG Industries, Inc.	113,700	1,579,293
Joy Global, Inc.	46,335	1,387,270

		2,966,563
Medical - Biomedical/Biotechnology 2.8%
Immunicon Corporation (b)	89,950	707,007
Martek Biosciences Corporation (b)	30,225	1,697,738

		2,404,745
Medical - Ethical Drugs 2.2%
Salix Pharmaceuticals, Ltd. (b)	56,775	1,870,736
Medical - Generic Drugs 1.9%
American Pharmaceutical Partners, Inc. (b)	20,307	616,927
Andrx Group (b)	35,895	1,002,547

		1,619,474
Medical - Outpatient/Home Care 1.1%
AmSurg Corporation (b)	38,332	963,283
Medical - Systems/Equipment 2.1%
Kyphon, Inc. (b)	63,100	1,778,158
Medical/Dental - Services 2.7%
American Healthways, Inc. (b)	86,230	2,295,443
Oil & Gas - Field Services 1.0%
Oceaneering International, Inc. (b)	24,320	832,960
Oil & Gas - United States Exploration & Production 5.6%
KCS Energy, Inc. (b)	65,980	878,854
Quicksilver Resources, Inc. (b)	23,665	1,587,211
Range Resources Corporation	66,035	964,111
Ultra Petroleum Corporation (b)	37,665	1,406,034

		4,836,210
Retail - Clothing/Shoe 5.1%
Chicos FAS, Inc. (b)	31,384	1,417,301
Hot Topic, Inc. (b)	39,455	808,433
Urban Outfitters, Inc. (b)	35,955	2,190,019

		4,415,753
Retail - Home Furnishings 1.3%
Design Within Reach, Inc. (b)	7,705	126,593
Select Comfort Corporation (b)	33,905	962,902

		1,089,495
Retail - Miscellaneous 3.6%
Gander Mountain Company (b)	56,193	1,289,629
Sharper Image Corporation (b)	58,120	1,824,387

		3,114,016
Retail - Restaurants 3.3%
The Cheesecake Factory, Inc. (b)	29,915	1,190,318
P.F. Chang’s China Bistro, Inc. (b)	39,395	1,621,104

		2,811,422
Telecommunications - Wireless Services 4.9%
@Road, Inc. (b)	107,995	826,162
Alamosa Holdings, Inc. (b)	187,340	1,376,949
LCC International, Inc. Class A (b)	180,775	885,797
Nextel Partners, Inc. (b)	74,205	1,181,344

		4,270,252
Transportation - Services 1.8%
C.H. Robinson Worldwide, Inc.	33,365	1,529,452
Transportation - Truck 5.5%
J.B. Hunt Transport Services, Inc.	73,195	2,823,863
Knight Transportation, Inc. (b)	33,990	976,533
Landstar Systems, Inc. (b)	17,375	918,616

		4,719,012

Total Common Stocks (Cost $ 61,757,158)		84,571,684

Short-Term Investments (a) 1.5%
Repurchase Agreements (c)
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $1,253,226); Collateralized by: United States Government & Agency Issues	$1,253,200	1,253,200

Total Short-Term Investments (Cost $ 1,253,200)		1,253,200

Total Investments in Securities (Cost $63,010,358) 99.7%		85,824,884
Other Assets and Liabilities, Net 0.3%		264,839

Net Assets 100.0%		$86,089,723

26

STRONG ENTERPRISE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 99.5%
Auto/Truck - Original Equipment 0.9%
Eaton Corporation	42,140	$2,728,144
Commercial Services - Market Research 1.2%
Corporate Executive Board Company	62,130	3,590,493
Commercial Services - Schools 1.0%
Career Education Corporation (b)	22,750	1,036,490
Corinthian Colleges, Inc. (b) (d)	78,690	1,946,791

		2,983,281
Commercial Services - Security/Safety 0.7%
Armor Holdings, Inc. (b) (d)	55,700	1,893,800
Computer - Local Networks 3.4%
Juniper Networks, Inc. (b)	135,290	3,324,075
Polycom, Inc. (b)	287,410	6,440,858

		9,764,933
Computer - Manufacturers 1.7%
Apple Computer, Inc. (b)	152,270	4,954,866
Computer Software - Education/Entertainment 3.1%
Activision, Inc. (b)	270,166	4,295,639
Electronic Arts, Inc. (b)	83,760	4,569,108

		8,864,747
Computer Software - Enterprise 4.6%
Hyperion Solutions Corporation (b)	33,600	1,468,992
Mercury Interactive Corporation (b)	128,210	6,388,704
TIBCO Software, Inc. (b) (d)	635,530	5,370,228

		13,227,924
Computer Software - Financial 0.8%
DST Systems, Inc. (b)	45,300	2,178,477
Computer Software - Security 0.5%
Symantec Corporation (b)	35,100	1,536,678
Electronics - Semiconductor Manufacturing 7.3%
Broadcom Corporation Class A (b)	126,000	5,893,020
KLA-Tencor Corporation (b)	46,660	2,304,071
Linear Technology Corporation	52,840	2,085,595
Marvell Technology Group, Ltd. (b)	198,800	5,307,960
Maxim Integrated Products, Inc.	41,000	2,149,220
Silicon Laboratories, Inc. (b) (d)	74,400	3,448,440

		21,188,306
Finance - Mortgage & Related Services 1.8%
Countrywide Financial Corporation	74,000	5,198,500
Financial Services - Miscellaneous 0.7%
Euronet Services, Inc. (b) (d)	92,500	2,139,525
Household - Consumer Electronics 2.7%
Harman International Industries, Inc.	85,390	7,770,490
Insurance - Property/Casualty/Title 1.6%
Endurance Specialty Holdings, Ltd. (d)	129,570	4,509,036
Internet - E*Commerce 2.4%
Getty Images, Inc. (b)	35,800	2,148,000
Netflix, Inc. (b) (d)	132,300	4,756,185

		6,904,185
Internet - Software 0.9%
ValueClick, Inc. (b)	218,300	2,615,234
Leisure - Products 1.9%
Multimedia Games, Inc. (b) (d)	200,716	5,383,203
Leisure - Toys/Games/Hobby 1.8%
Marvel Enterprises, Inc. (b) (d)	268,957	5,250,041
Media - Radio/TV 1.4%
The E.W. Scripps Company Class A	37,225	3,908,625
Medical - Biomedical/Biotechnology 3.8%
Digene Corporation (b)	138,449	5,057,542
Genzyme Corporation (b)	80,555	3,812,668
Sepracor, Inc. (b) (d)	41,600	2,200,640

		11,070,850
Medical - Ethical Drugs 1.5%
Medicis Pharmaceutical Corporation Class A	105,250	4,204,737
Medical - Generic Drugs 2.1%
Teva Pharmaceutical Industries, Ltd. ADR (d)	89,500	6,022,455
Medical - Health Maintenance Organizations 1.5%
Anthem, Inc. (b) (d)	49,705	4,451,580
Medical - Hospitals 1.5%
Community Health Systems, Inc. (b)	160,050	4,284,539
Medical - Products 3.0%
American Medical Systems Holdings, Inc. (b) (d)	119,200	4,017,040
Zimmer Holdings, Inc. (b)	53,965	4,759,713

		8,776,753
Medical - Systems/Equipment 3.1%
Fisher Scientific International, Inc. (b) (d)	100,070	5,779,042
Varian Medical Systems, Inc. (b)	41,165	3,266,443

		9,045,485
Medical - Wholesale Drugs/Sundries 2.1%
McKesson Corporation	179,300	6,155,369
Medical/Dental - Services 1.0%
Quest Diagnostics, Inc.	32,400	2,752,380
Medical/Dental - Supplies 0.8%
Dentsply International, Inc.	44,070	2,296,047
Metal Ores - Gold/Silver 1.9%
Placer Dome, Inc.	335,590	5,584,218
Metal Ores - Miscellaneous 1.9%
Phelps Dodge Corporation (b) (d)	70,400	5,456,704
Oil & Gas - Canadian Exploration & Production 0.4%
Canadian Natural Resources, Ltd.	41,800	1,249,820
Oil & Gas - Canadian Integrated 1.5%
Suncor Energy, Inc.	164,210	4,205,418
Oil & Gas - Drilling 1.5%
ENSCO International, Inc. (d)	89,890	2,615,799
Nabors Industries, Ltd. (b)	34,805	1,573,882

		4,189,681

27

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	June 30, 2004 (Unaudited)

STRONG ENTERPRISE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Oil & Gas - Machinery/Equipment 2.6%
Grant Prideco, Inc. (b) (d)	256,000	$4,725,760
Smith International, Inc. (b)	51,570	2,875,543

		7,601,303
Oil & Gas - Production/Pipeline 1.0%
The Williams Companies, Inc. (d)	238,800	2,841,720
Oil & Gas - United States Exploration & Production 4.0%
Anadarko Petroleum Corporation (d)	75,500	4,424,300
Chesapeake Energy Corporation (d)	264,810	3,898,003
Devon Energy Corporation	49,920	3,294,720

		11,617,023
Pollution Control - Services 1.5%
Stericycle, Inc. (b)	84,390	4,366,339
Retail - Clothing/Shoe 1.9%
Coach, Inc. (b)	72,720	3,286,217
Urban Outfitters, Inc. (b) (d)	36,260	2,208,597

		5,494,814
Retail - Home Furnishings 2.0%
Select Comfort Corporation (b)	204,510	5,808,084
Retail - Miscellaneous 1.8%
PETsMART, Inc.	155,562	5,047,987
Retail - Restaurants 0.8%
Panera Bread Company Class A (b) (d)	68,080	2,442,710
Retail/Wholesale - Office Supplies 1.3%
Staples, Inc.	123,600	3,622,716
Telecommunications - Equipment 1.3%
American Tower Corporation Class A (b)	96,400	1,465,280
Avaya, Inc. (b)	141,930	2,241,075

		3,706,355
Telecommunications - Fiber Optics 2.3%
Corning, Inc. (b)	518,390	6,770,173
Telecommunications - Wireless Equipment 3.2%
Research in Motion, Ltd. (b)	133,440	9,132,634
Telecommunications - Wireless Services 5.8%
Crown Castle International Corporation (b) (d)	449,800	6,634,550
NII Holdings, Inc. Class B (b) (d)	170,980	5,760,316
Nextel Partners, Inc. (b) (d)	278,660	4,436,267

		16,831,133
Transportation - Airline 2.0%
AirTran Holdings, Inc. (b) (d)	397,450	5,619,943

Total Common Stocks (Cost $ 233,942,195)		287,239,458

Short-Term Investments (a) 11.4%
Collateral Received for Securities Lending 10.7%
Navigator Prime Portfolio	30,900,750	$30,900,750
Repurchase Agreements (c) 0.7%
ABN AMRO Inc. (Dated 6/30/04), 1.40%, Due 7/01/04 (Repurchase proceeds $100,004); Collateralized by: United States Government & Agency Issues	$100,000	100,000
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $1,962,441); Collateralized by: United States Government & Agency Issues	1,962,400	1,962,400

		2,062,400

Total Short-Term Investments (Cost $ 32,963,150)		32,963,150

Total Investments in Securities (Cost $266,905,345) 110.9%		320,202,608
Other Assets and Liabilities, Net (10.9%)		(31,511,690)

Net Assets 100.0%		$288,690,918

STRONG GROWTH 20 FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 97.4%
Building - Resident/Commercial 1.9%
Centex Corporation	65,000	$2,973,750
Commercial Services - Miscellaneous 1.3%
Jackson Hewitt Tax Service, Inc. (b)	115,500	2,021,250
Commercial Services - Schools 4.7%
Apollo Group, Inc. Class A (b)	45,000	3,973,050
Career Education Corporation (b)	75,000	3,417,000

		7,390,050
Computer - Local Networks 5.3%
Cisco Systems, Inc. (b)	195,000	4,621,500
Polycom, Inc. (b)	168,000	3,764,880

		8,386,380
Computer - Peripheral Equipment 1.9%
Zebra Technologies Corporation (b)	35,000	3,045,000
Computer Software - Education/Entertainment 2.1%
Electronic Arts, Inc. (b)	60,000	3,273,000
Computer Software - Medical 2.8%
eResearch Technology, Inc. (b)	155,000	4,340,000
Cosmetics - Personal Care 0.0%
LIFE TIME FITNESS, Inc. (b)	300	6,300
Diversified Operations 1.9%
General Electric Company	95,000	3,078,000
Electronics - Scientific Measuring 4.3%
Danaher Corporation	130,000	6,740,500

28

STRONG GROWTH 20 FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Electronics - Semiconductor Manufacturing 3.3%
Marvell Technology Group, Ltd. (b)	197,600	$5,275,920
Energy - Other 2.8%
Massey Energy Company	155,000	4,372,550
Finance - Mortgage & Related Services 4.5%
Doral Financial Corporation	205,000	7,072,500
Finance - Savings & Loan 2.6%
Westcorp	90,000	4,090,500
Household - Consumer Electronics 3.5%
Harman International Industries, Inc.	60,000	5,460,000
Insurance - Diversified 2.0%
American International Group, Inc.	45,000	3,207,600
Internet - E*Commerce 5.0%
eBay, Inc. (b)	85,000	7,815,750
Internet - Internet Content 9.9%
Ask Jeeves, Inc. (b)	130,000	5,073,900
Yahoo! Inc. (b)	290,000	10,535,700

		15,609,600
Internet - Network Security/Solutions 0.8%
Digital River, Inc. (b)	40,000	1,305,200
Leisure - Gaming/Equipment 5.5%
International Game Technology	110,000	4,246,000
Station Casinos, Inc.	90,000	4,356,000

		8,602,000
Medical - Generic Drugs 6.2%
Teva Pharmaceutical Industries, Ltd. ADR	145,000	9,757,050
Medical - Genetics 4.1%
Genentech, Inc. (b)	115,000	6,463,000
Medical - Products 2.6%
Boston Scientific Corporation (b)	95,000	4,066,000
Oil & Gas - Field Services 3.9%
BJ Services Company (b)	135,000	6,188,400
Oil & Gas - United States Exploration & Production 6.5%
Ultra Petroleum Corporation (b)	275,000	10,265,750
Retail - Clothing/Shoe 4.4%
Coach, Inc. (b)	155,000	7,004,450
Retail - Home Furnishings 0.0%
Design Within Reach, Inc. (b)	300	4,929
Telecommunications - Fiber Optics 3.6%
Corning, Inc. (b)	435,000	5,681,100

Total Common Stocks (Cost $ 117,308,520)		153,496,529

Short-Term Investments (a) 4.3%
Repurchase Agreements (c)
ABN AMRO Inc. (Dated 6/30/04), 1.40%, Due 7/01/04 (Repurchase proceeds $5,100,198); Collateralized by: United States Government & Agency Issues	$5,100,000	5,100,000
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $1,612,734); Collateralized by: United States Government & Agency Issues	1,612,700	1,612,700

Total Short-Term Investments (Cost $ 6,712,700)		6,712,700

Total Investments in Securities (Cost $ 124,021,220) 101.7%		160,209,229
Other Assets and Liabilities, Net (1.7%)		(2,685,414)

Net Assets 100.0%		$157,523,815

STRONG GROWTH FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 99.5%
Auto/Truck - Original Equipment 0.4%
Eaton Corporation	105,000	$6,797,700
Banks - Midwest 0.5%
TCF Financial Corporation	145,000	8,417,250
Banks - Super Regional 1.1%
Wells Fargo & Company	310,000	17,741,300
Beverages - Soft Drinks 0.6%
Cott Corporation (b)	325,000	10,530,000
Chemicals - Specialty 0.8%
Praxair, Inc.	335,000	13,369,850
Commercial Services - Market Research 0.1%
Corporate Executive Board Company	32,300	1,866,617
Commercial Services - Miscellaneous 1.7%
Jackson Hewitt Tax Service, Inc. (b)	209,000	3,657,500
Paychex, Inc.	725,000	24,563,000

		28,220,500
Commercial Services - Schools 4.7%
Apollo Group, Inc. Class A (b)	395,000	34,874,550
Corinthian Colleges, Inc. (b)	900,000	22,266,000
Strayer Education, Inc.	175,000	19,524,750

		76,665,300
Computer - Data Storage 0.6%
EMC Corporation (b)	500,000	5,700,000
Xyratex, Ltd. (b)	322,600	4,129,280

		9,829,280
Computer - IT Services 1.6%
Accenture, Ltd. Class A (b)	75,000	2,061,000
Cognizant Technology Solutions Corporation (b)	965,000	24,520,650

		26,581,650

29

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	June 30, 2004 (Unaudited)

STRONG GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Computer - Local Networks 4.9%
Cisco Systems, Inc. (b)	1,560,000	$36,972,000
Juniper Networks, Inc. (b)	945,000	23,218,650
Polycom, Inc. (b)	897,000	20,101,770

		80,292,420
Computer - Manufacturers 3.2%
Dell, Inc. (b)	1,450,000	51,939,000
Computer Software - Desktop 2.2%
Microsoft Corporation	1,110,000	31,701,600
Red Hat, Inc. (b)	160,000	3,675,200

		35,376,800
Computer Software - Education/Entertainment 1.6%
Blackboard, Inc. (b)	15,500	310,775
Electronic Arts, Inc. (b)	460,000	25,093,000

		25,403,775
Computer Software - Enterprise 3.3%
Cognos, Inc. (b)	470,000	16,995,200
Mercury Interactive Corporation (b)	650,000	32,389,500
Oracle Systems Corporation (b)	375,000	4,473,750

		53,858,450
Computer Software - Medical 0.1%
Cerner Corporation (b)	55,000	2,451,900
Computer Software - Security 0.1%
Symantec Corporation (b)	55,000	2,407,900
Cosmetics - Personal Care 1.4%
Colgate Palmolive Company	170,000	9,936,500
LIFE TIME FITNESS, Inc. (b)	3,200	67,200
The Procter & Gamble Company	225,000	12,249,000

		22,252,700
Diversified Operations 3.1%
Agilent Technologies, Inc. (b)	160,000	4,684,800
General Electric Company	1,275,000	41,310,000
ITT Industries, Inc.	50,000	4,150,000

		50,144,800
Electronics - Contract Manufacturing 1.9%
Flextronics International, Ltd. (b)	2,000,000	31,900,000
Electronics - Scientific Measuring 0.5%
PerkinElmer, Inc.	445,000	8,917,800
Electronics - Semiconductor Manufacturing 7.5%
Altera Corporation (b)	355,000	7,888,100
Analog Devices, Inc.	425,000	20,009,000
Intel Corporation	635,000	17,526,000
Linear Technology Corporation	285,000	11,248,950
Marvell Technology Group, Ltd. (b) (d)	140,000	3,738,000
Maxim Integrated Products, Inc.	135,000	7,076,700
Microchip Technology, Inc.	1,050,000	33,117,000
SiRF Technology Holdings, Inc. (b)	370,000	4,835,900
Xilinx, Inc.	505,000	16,821,550

		122,261,200
Finance - Consumer/Commercial Loans 1.1%
SLM Corporation	450,000	18,202,500
Finance - Investment Brokers 0.8%
Ameritrade Holding Corporation (b)	175,000	1,986,250
The Goldman Sachs Group, Inc.	115,000	10,828,400

		12,814,650
Finance - Mortgage & Related Services 1.5%
Countrywide Financial Corporation (d)	250,000	17,562,500
FNMA	95,000	6,779,200

		24,341,700
Financial Services - Miscellaneous 3.5%
Alliance Data Systems Corporation (b)	600,000	25,350,000
American Express Company	155,000	7,963,900
First Marblehead Corporation (b)	596,800	24,027,168

		57,341,068
Food - Miscellaneous Preparation 0.6%
PepsiCo, Inc.	190,000	10,237,200
Household - Consumer Electronics 1.1%
Harman International Industries, Inc.	200,000	18,200,000
Insurance - Diversified 1.4%
American International Group, Inc.	315,000	22,453,200
Insurance - Property/Casualty/Title 0.4%
RenaissanceRe Holdings, Ltd.	135,000	7,283,250
Internet - E*Commerce 5.1%
Amazon.com, Inc. (b)	460,000	25,024,000
eBay, Inc. (b)	455,000	41,837,250
eCollege.com (b)	500,000	8,000,000
University of Phoenix Online (b)	105,000	9,196,950

		84,058,200
Internet - Internet Content 2.4%
FindWhat.com (b)	300,000	6,942,000
Yahoo! Inc. (b)	890,000	32,333,700

		39,275,700
Internet - Network Security/Solutions 0.8%
Digital River, Inc. (b)	425,000	13,867,750
Internet - Software 0.3%
ValueClick, Inc. (b)	377,300	4,520,054
Leisure - Gaming/Equipment 0.4%
International Game Technology	170,000	6,562,000
Machinery - General Industrial 0.6%
Dover Corporation	250,000	10,525,000
Media - Radio/TV 2.0%
News Corporation, Ltd. Sponsored ADR (d)	225,000	7,969,500
Univision Communications, Inc. Class A (b)	525,000	16,763,250
XM Satellite Radio Holdings, Inc. Class A (b)	320,000	8,732,800

		33,465,550
Medical - Biomedical/Biotechnology 3.8%
Amylin Pharmaceuticals, Inc. (b)	195,000	4,446,000
Biogen Idec, Inc. (b)	40,000	2,530,000
Digene Corporation (b)	555,000	20,274,150
Gilead Sciences, Inc. (b)	515,000	34,505,000

		61,755,150
Medical - Drug/Diversified 0.5%
Bone Care International, Inc. (b)	200,000	4,684,000
MGI Pharma, Inc. (b)	110,000	2,971,100

		7,655,100
Medical - Ethical Drugs 3.8%
Allergan, Inc.	45,000	4,028,400
Eli Lilly & Company	205,000	14,331,550
Pfizer, Inc.	1,260,000	43,192,800

		61,552,750

30

STRONG GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Medical - Generic Drugs 0.7%
Teva Pharmaceutical Industries, Ltd. ADR (d)	175,000	$11,775,750
Medical - Health Maintenance Organizations 0.8%
Molina Healthcare, Inc. (b)	355,000	13,553,900
Medical - Outpatient/Home Care 0.7%
Psychiatric Solutions, Inc. (b)	455,000	11,343,150
Medical - Products 4.7%
Advanced Neuromodulation Systems, Inc. (b)	115,000	3,772,000
Boston Scientific Corporation (b)	365,000	15,622,000
Charles River Laboratories International, Inc. (b)	170,000	8,307,900
Guidant Corporation	50,000	2,794,000
INAMED Corporation (b)	220,000	13,827,000
Medtronic, Inc.	50,000	2,436,000
Respironics, Inc. (b)	140,000	8,225,000
St. Jude Medical, Inc. (b)	180,000	13,617,000
Zimmer Holdings, Inc. (b)	90,000	7,938,000

		76,538,900
Medical - Systems/Equipment 0.2%
Kyphon, Inc. (b)	100,000	2,818,000
Medical/Dental - Services 1.4%
Covance, Inc. (b)	305,000	11,766,900
VCA Antech, Inc. (b)	250,000	11,205,000

		22,971,900
Medical/Dental - Supplies 1.3%
Kinetic Concepts, Inc. (b)	300,000	14,970,000
Mentor Corporation	170,000	5,829,300

		20,799,300
Oil & Gas - Drilling 0.2%
ENSCO International, Inc.	135,000	3,928,500
Oil & Gas - Field Services 0.2%
BJ Services Company (b)	70,000	3,208,800
Oil & Gas - Machinery/Equipment 1.4%
Smith International, Inc. (b) (d)	420,000	23,419,200
Oil & Gas - United States Exploration & Production 1.0%
XTO Energy, Inc. (d)	560,000	16,682,400
Retail - Clothing/Shoe 1.9%
Chicos FAS, Inc. (b)	200,000	9,032,000
Coach, Inc. (b)	175,000	7,908,250
Ross Stores, Inc.	525,000	14,049,000

		30,989,250
Retail - Home Furnishings 0.6%
Design Within Reach, Inc. (b)	3,200	52,576
Select Comfort Corporation (b)	350,000	9,940,000

		9,992,576
Retail - Leisure Product 2.2%
Dick’s Sporting Goods, Inc. (b)	750,000	25,012,500
Guitar Center, Inc. (b)	235,000	10,450,450

		35,462,950
Retail - Miscellaneous 4.4%
Cabela’s, Inc. (b)	7,300	196,735
PETCO Animal Supplies, Inc. (b)	885,000	28,505,850
PETsMART, Inc.	1,325,000	42,996,250

		71,698,835
Retail - Restaurants 0.9%
P.F. Chang’s China Bistro, Inc. (b)	155,000	6,378,250
Red Robin Gourmet Burgers, Inc. (b)	333,500	9,127,895

		15,506,145
Retail - Super/Mini Markets 1.5%
Whole Foods Marketing, Inc. (d)	265,000	25,294,250
Retail/Wholesale - Building Products 1.9%
Fastenal Company	75,000	4,262,250
The Home Depot, Inc.	180,000	6,336,000
Hughes Supply, Inc.	215,000	12,669,950
Lowe’s Companies, Inc.	150,000	7,882,500

		31,150,700
Telecommunications - Fiber Optics 0.5%
Corning, Inc. (b)	600,000	7,836,000
Transportation - Airline 0.3%
JetBlue Airways Corporation (b)	170,000	4,994,600
Transportation - Services 0.7%
Expeditors International of Washington, Inc.	225,000	11,117,250

Total Common Stocks (Cost $ 1,223,631,692)		1,632,419,370

Short-Term Investments (a) 1.6%
Collateral Received for Securities Lending 1.1%
Navigator Prime Portfolio	18,012,000	18,012,000
Repurchase Agreements (c) 0.5%
ABN AMRO Inc. (Dated 6/30/04), 1.40%, Due 7/01/04 (Repurchase proceeds $4,900,191); Collateralized by: United States Government & Agency Issues	$4,900,000	4,900,000
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $2,598,254); Collateralized by: United States Government & Agency Issues	2,598,200	2,598,200

		7,498,200

Total Short-Term Investments (Cost $ 25,510,200)		25,510,200

Total Investments in Securities (Cost $1,249,141,892) 101.1%		1,657,929,570
Other Assets and Liabilities, Net (1.1%)		(17,792,793)

Net Assets 100.0%		$1,640,136,777

STRONG LARGE COMPANY GROWTH FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 96.6%
Apparel - Shoes & Related Manufacturing 1.4%
NIKE, Inc. Class B	13,790	$1,044,592
Beverages - Alcoholic 2.0%
Anheuser-Busch Companies, Inc.	27,590	1,489,860
Commercial Services - Schools 1.6%
Corinthian Colleges, Inc. (b)	46,200	1,142,988
Computer - Data Storage 3.0%
EMC Corporation (b)	192,900	2,199,060

31

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	June 30, 2004 (Unaudited)

STRONG LARGE COMPANY GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Computer - Local Networks 3.2%
Cisco Systems, Inc. (b)	64,850	$1,536,945
Polycom, Inc. (b)	36,750	823,567

		2,360,512
Computer - Manufacturers 3.2%
Dell, Inc. (b)	66,190	2,370,926
Computer Software - Desktop 1.5%
Microsoft Corporation	38,300	1,093,848
Computer Software - Enterprise 3.0%
SAP AG Sponsored ADR	53,260	2,226,801
Computer Software - Financial 0.8%
DST Systems, Inc. (b)	11,550	555,439
Cosmetics - Personal Care 1.3%
The Procter & Gamble Company	17,840	971,210
Diversified Operations 10.7%
General Electric Company	88,850	2,878,740
Honeywell International, Inc.	41,600	1,523,808
Tyco International, Ltd.	105,350	3,491,299

		7,893,847
Electronics - Semiconductor Manufacturing 3.7%
Intel Corporation	98,030	2,705,628
Finance - Mortgage & Related Services 2.1%
Countrywide Financial Corporation	22,000	1,545,500
Food - Miscellaneous Preparation 1.4%
PepsiCo, Inc.	19,620	1,057,126
Household - Consumer Electronics 1.7%
Harman International Industries, Inc.	13,400	1,219,400
Insurance - Diversified 0.7%
American International Group, Inc.	6,700	477,576
Insurance - Property/Casualty/Title 3.4%
The Allstate Corporation	53,250	2,478,787
Internet - E*Commerce 0.8%
eBay, Inc. (b)	6,250	574,687
Internet - Internet Content 2.1%
Yahoo! Inc. (b)	43,300	1,573,089
Leisure - Toys/Games/Hobby 2.3%
Marvel Enterprises, Inc. (b)	85,350	1,666,032
Machinery - Farm 1.0%
Deere & Company	10,750	754,005
Media - Cable TV 0.2%
EchoStar Communications Corporation Class A (b)	5,500	169,125
Medical - Biomedical/Biotechnology 1.1%
Genzyme Corporation (b)	17,000	804,610
Medical - Ethical Drugs 2.9%
Medicis Pharmaceutical Corporation Class A	17,350	693,132
Pfizer, Inc.	43,000	1,474,040

		2,167,172
Medical - Generic Drugs 3.9%
Teva Pharmaceutical Industries, Ltd. ADR	42,950	2,890,106
Medical - Health Maintenance Organizations 3.0%
Anthem, Inc. (b)	24,150	2,162,874
Medical - Products 7.5%
Alcon, Inc.	22,560	1,774,344
Boston Scientific Corporation (b)	30,900	1,322,520
Medtronic, Inc.	26,850	1,308,132
Zimmer Holdings, Inc. (b)	12,600	1,111,320

		5,516,316
Medical - Systems/Equipment 2.1%
Fisher Scientific International, Inc. (b)	27,100	1,565,025
Medical - Wholesale Drugs/Sundries 2.0%
McKesson Corporation	42,700	1,465,891
Metal Ores - Gold/Silver 1.7%
Newmont Mining Corporation Holding Company	31,450	1,219,002
Metal Ores - Miscellaneous 2.3%
Phelps Dodge Corporation (b)	21,400	1,658,714
Oil & Gas - Canadian Exploration & Production 0.4%
Canadian Natural Resources, Ltd.	10,550	315,445
Oil & Gas - Canadian Integrated 1.3%
Suncor Energy, Inc.	38,500	985,985
Oil & Gas - Drilling 1.0%
Nabors Industries, Ltd. (b)	16,000	723,520
Oil & Gas - Field Services 2.0%
Schlumberger, Ltd.	23,400	1,486,134
Oil & Gas - Production/Pipeline 1.0%
The Williams Companies, Inc.	62,600	744,940
Oil & Gas - United States Exploration & Production 1.6%
Anadarko Petroleum Corporation	19,800	1,160,280
Retail - Drug Stores 0.7%
CVS Corporation	12,950	544,159
Retail - Major Discount Chains 1.9%
Wal-Mart Stores, Inc.	26,400	1,392,864
Retail/Wholesale - Office Supplies 1.5%
Staples, Inc.	37,000	1,084,470
Telecommunications - Fiber Optics 2.0%
Corning, Inc. (b)	115,300	1,505,818

32

STRONG LARGE COMPANY GROWTH FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Telecommunications - Wireless Equipment 3.6%
Research in Motion, Ltd. (b)	38,750	$2,652,050
Telecommunications - Wireless Services 2.0%
Crown Castle International Corporation (b)	63,950	943,263
NII Holdings, Inc. Class B (b)	15,450	520,511

		1,463,774

Total Common Stocks (Cost $ 63,662,078)		71,079,187

Short-Term Investments (a) 2.4%
Repurchase Agreements (c)
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $1,726,036); Collateralized by: United States Government & Agency Issues	$1,726,000	1,726,000

Total Short-Term Investments (Cost $1,726,000)		1,726,000

Total Investments in Securities (Cost $65,388,078) 99.0%		72,805,187
Other Assets and Liabilities, Net 1.0%		742,083

Net Assets 100.0%		$73,547,270

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	Non-income producing security.
(c)	See Note 2(J) of Notes to Financial Statements.
(d)	All or a portion of security is on loan. See Note 2(K) of Notes to Financial Statements.
(e)	Restricted security.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

33

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2004 (Unaudited)

	(In Thousands, Except Per Share Amounts)

	Strong Blue Chip Fund	Strong Discovery Fund	Strong Endeavor Fund
Assets:
Investments in Securities, at Value (Cost of $126,197, $159,848 and $23,190, respectively)	$149,104	$191,913	$25,125
Receivable for Securities Sold	4,960	3,176	483
Receivable for Fund Shares Sold	—	53	—
Dividends and Interest Receivable	64	15	17
Other Assets	68	40	11

Total Assets	154,196	195,197	25,636
Liabilities:
Payable for Securities Purchased	2,372	2,819	426
Payable for Fund Shares Redeemed	73	57	—
Payable Upon Return of Securities on Loan	—	16,954	—
Accrued Operating Expenses and Other Liabilities	137	61	17

Total Liabilities	2,582	19,891	443

Net Assets	$151,614	$175,306	$25,193

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$297,681	$138,447	$25,933
Undistributed Net Investment Income (Loss)	(577)	(1,042)	(140)
Undistributed Net Realized Gain (Loss)	(168,398)	5,837	(2,535)
Net Unrealized Appreciation (Depreciation)	22,908	32,064	1,935

Net Assets	$151,614	$175,306	$25,193

Capital Shares Outstanding (Unlimited Number Authorized)	13,114	8,423	2,582
Net Asset Value Per Share	$11.56	$20.81	$9.76

See Notes to Financial Statements.

34

STATEMENTS OF ASSETS AND LIABILITIES (continued)

June 30, 2004 (Unaudited)

	(In Thousands, Except Per Share Amounts)

	Strong Large Cap Growth Fund	Strong U.S. Emerging Growth Fund
Assets:
Investments in Securities, at Value (Cost of $448,788 and $63,010, respectively)	$565,846	$85,825
Receivable for Securities Sold	2,586	386
Receivable for Fund Shares Sold	20	—
Dividends and Interest Receivable	238	4
Other Assets	74	20

Total Assets	568,764	86,235

Liabilities:
Payable for Securities Purchased	1,730	92
Payable for Fund Shares Redeemed	111	18
Payable Upon Return of Securities on Loan	6,651	—
Accrued Operating Expenses and Other Liabilities	182	35

Total Liabilities	8,674	145

Net Assets	$560,090	$86,090

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$957,857	$113,273
Undistributed Net Investment Income (Loss)	(1,380)	(704)
Undistributed Net Realized Gain (Loss)	(513,444)	(49,294)
Net Unrealized Appreciation (Depreciation)	117,057	22,815

Net Assets	$560,090	$86,090

Capital Shares Outstanding (Unlimited Number Authorized)	25,883	5,719

Net Asset Value Per Share	$21.64	$15.05

See Notes to Financial Statements.

35

STATEMENTS OF ASSETS AND LIABILITIES (continued)

June 30, 2004 (Unaudited)

(In Thousands, Except As Noted)

Strong Enterprise Fund
Assets:
Investments in Securities, at Value (Cost of $ 266,905)	$320,203
Receivable for Securities Sold	4,547
Receivable for Fund Shares Sold	62
Dividends and Interest Receivable	28
Other Assets	61

Total Assets	324,901

Liabilities:
Payable for Securities Purchased	5,064
Payable for Fund Shares Redeemed	41
Payable Upon Return of Securities on Loan	30,901
Accrued Operating Expenses and Other Liabilities	204

Total Liabilities	36,210

Net Assets	$288,691

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$557,517
Undistributed Net Investment Income (Loss)	(2,218)
Undistributed Net Realized Gain (Loss)	(319,905)
Net Unrealized Appreciation (Depreciation)	53,297

Net Assets	$288,691

Investor Class ($ and shares in full)
Net Assets	$268,028,226
Capital Shares Outstanding (Unlimited Number Authorized)	11,689,875

Net Asset Value Per Share	$22.93

Institutional Class ($ and shares in full)
Net Assets	$3,983,445
Capital Shares Outstanding (Unlimited Number Authorized)	172,256

Net Asset Value Per Share	$23.13

Advisor Class ($ and shares in full)
Net Assets	$1,744,120
Capital Shares Outstanding (Unlimited Number Authorized)	75,937
Net Asset Value Per Share	$22.97

Class K ($ and shares in full)
Net Assets	$14,935,127
Capital Shares Outstanding (Unlimited Number Authorized)	643,436

Net Asset Value Per Share	$23.21

See Notes to Financial Statements.

36

STATEMENTS OF ASSETS AND LIABILITIES (continued)

June 30, 2004 (Unaudited)

(In Thousands, Except As Noted)

Strong Growth 20 Fund
Assets:
Investments in Securities, at Value (Cost of $ 124,021)	$160,209
Receivable for Securities Sold	1,486
Dividends and Interest Receivable	43
Other Assets	31

Total Assets	161,769

Liabilities:
Payable for Securities Purchased	4,010
Payable for Fund Shares Redeemed	58
Accrued Operating Expenses and Other Liabilities	177

Total Liabilities	4,245

Net Assets	$157,524

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$487,788
Undistributed Net Investment Income (Loss)	(1,462)
Undistributed Net Realized Gain (Loss)	(364,990)
Net Unrealized Appreciation (Depreciation)	36,188

Net Assets	$157,524

Investor Class ($ and shares in full)
Net Assets	$152,974,567
Capital Shares Outstanding (Unlimited Number Authorized)	11,254,513

Net Asset Value Per Share	$13.59

Advisor Class ($ and shares in full)
Net Assets	$4,549,248
Capital Shares Outstanding (Unlimited Number Authorized)	333,615

Net Asset Value Per Share	$13.64

See Notes to Financial Statements.

37

STATEMENTS OF ASSETS AND LIABILITIES (continued)

June 30, 2004 (Unaudited)

(In Thousands)

Strong Growth Fund
Assets:
Investments in Securities, at Value (Cost of $1,249,142)	$1,657,930
Receivable for Securities Sold	12,060
Receivable for Fund Shares Sold	25
Dividends and Interest Receivable	368
Other Assets	218

Total Assets	1,670,601

Liabilities:
Payable for Securities Purchased	11,556
Payable for Fund Shares Redeemed	330
Payable Upon Return of Securities on Loan	18,012
Accrued Operating Expenses and Other Liabilities	566

Total Liabilities	30,464

Net Assets	$1,640,137

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$2,047,073
Undistributed Net Investment Income (Loss)	(7,258)
Undistributed Net Realized Gain (Loss)	(808,466)
Net Unrealized Appreciation (Depreciation)	408,788

Net Assets	$1,640,137

See Notes to Financial Statements.

38

STATEMENTS OF ASSETS AND LIABILITIES (continued)

June 30, 2004 (Unaudited)

Strong Growth Fund
Investor Class
Net Assets	$1,266,735,212
Capital Shares Outstanding (Unlimited Number Authorized)	69,271,173

Net Asset Value Per Share	$18.29

Institutional Class
Net Assets	$300,397,151
Capital Shares Outstanding (Unlimited Number Authorized)	15,953,861

Net Asset Value Per Share	$18.83

Advisor Class
Net Assets	$7,804,959
Capital Shares Outstanding (Unlimited Number Authorized)	429,555

Net Asset Value Per Share	$18.17

Class C
Net Assets	$429,329
Capital Shares Outstanding (Unlimited Number Authorized)	23,808

Net Asset Value Per Share	$18.03

Class K
Net Assets	$64,770,126
Capital Shares Outstanding (Unlimited Number Authorized)	3,493,624

Net Asset Value Per Share	$18.54

See Notes to Financial Statements.

39

STATEMENTS OF ASSETS AND LIABILITIES (continued)

June 30, 2004 (Unaudited)

(In Thousands, Except As Noted)

Strong Large Company Growth Fund
Assets:
Investments in Securities, at Value (Cost of $ 65,388)	$72,805
Receivable for Securities Sold	1,476
Receivable for Fund Shares Sold	96
Dividends and Interest Receivable	53
Other Assets	23

Total Assets	74,453

Liabilities:
Payable for Securities Purchased	851
Payable for Fund Shares Redeemed	18
Accrued Operating Expenses and Other Liabilities	37

Total Liabilities	906

Net Assets	$73,547

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$69,578
Undistributed Net Investment Income (Loss)	(216)
Undistributed Net Realized Gain (Loss)	(3,232)
Net Unrealized Appreciation (Depreciation)	7,417

Net Assets	$73,547

Investor Class ($ and shares in full)
Net Assets	$69,510,634
Capital Shares Outstanding (Unlimited Number Authorized)	4,854,920

Net Asset Value Per Share	$14.32

Class K ($ and shares in full)
Net Assets	$4,036,636
Capital Shares Outstanding (Unlimited Number Authorized)	280,433

Net Asset Value Per Share	$14.39

See Notes to Financial Statements.

40

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2004 (Unaudited)

	(In Thousands)

	Strong Blue Chip Fund	Strong Discovery Fund	Strong Endeavor Fund
Income:
Dividends (net of foreign withholding taxes of $2, $2 and $2, respectively)	$685	$139	$66
Interest	20	31	3

Total Income	705	170	69

Expenses:
Investment Advisory Fees	390	649	79
Administrative Fees	234	216	32
Custodian Fees	7	12	3
Shareholder Servicing Costs	516	264	66
Reports to Shareholders	113	56	2
12b-1 Fees	—	—	26
Other	43	47	16

Total Expenses before Expense Offsets	1,303	1,244	224
Expense Offsets (Note 4)	(21)	(32)	(15)

Expenses, Net	1,282	1,212	209

Net Investment Income (Loss)	(577)	(1,042)	(140)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	23,595	6,959	(672)
Net Change in Unrealized Appreciation/Depreciation on Investments	(16,948)	2,718	1,162

Net Gain (Loss) on Investments	6,647	9,677	490

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,070	$8,635	$350

See Notes to Financial Statements.

41

STATEMENTS OF OPERATIONS (continued)

For the Six Months Ended June 30, 2004 (Unaudited)

	(In Thousands)

	Strong Large Cap Growth Fund	Strong Emerging Growth Fund
Income:
Dividends (net of foreign withholding taxes of $7 and $0, respectively)	$2,179	$28
Interest	30	6

Total Income	2,209	34

Expenses:
Investment Advisory Fees	1,632	349
Administrative Fees	887	139
Custodian Fees	19	7
Shareholder Servicing Costs	865	192
Reports to Shareholders	152	37
12b-1 Fees	—	—
Other	124	31

Total Expenses before Expense Offsets	3,679	755
Expense Offsets (Note 4)	(90)	(17)

Expenses, Net	3,589	738

Net Investment Income (Loss)	(1,380)	(704)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	38,192	12,923
Net Change in Unrealized Appreciation/Depreciation on Investments	(17,700)	(11,448)

Net Gain (Loss) on Investments	20,492	1,475

Net Increase (Decrease) in Net Assets Resulting from Operations	$19,112	$771

See Notes to Financial Statements.

42

STATEMENTS OF OPERATIONS (continued)

For the Six Months Ended June 30, 2004 (Unaudited)

	(In Thousands)

	Strong Enterprise Fund	Strong Growth 20 Fund	Strong Growth Fund	Strong Large Company Growth Fund
Income:
Dividends (net of foreign withholding taxes of $7, $15, $24 and $7, respectively)	$338	$273	$3,921	$311
Interest	38	30	89	27

Total Income	376	303	4,010	338
Expenses (Note 4):
Investment Advisory Fees	1,079	720	6,180	284
Administrative Fees	422	289	2,037	113
Custodian Fees	16	11	65	8
Shareholder Servicing Costs	850	589	2,372	125
Reports to Shareholders	201	121	612	19
12b-1 Fees	2	6	13	92
Other	86	66	312	37

Total Expenses before Expense Offsets	2,656	1,802	11,591	678
Expense Offsets	(62)	(37)	(323)	(124)

Expenses, Net	2,594	1,765	11,268	554

Net Investment Income (Loss)	(2,218)	(1,462)	(7,258)	(216)
Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	11,937	24,035	152,682	6,268
Futures Contracts	—	298	—	1

Net Realized Gain (Loss)	11,937	24,333	152,682	6,269
Net Change in Unrealized Appreciation/Depreciation on Investments	6,671	(14,712)	(40,158)	(1,001)

Net Gain (Loss) on Investments	18,608	9,621	112,524	5,268

Net Increase (Decrease) in Net Assets Resulting from Operations	$16,390	$8,159	$105,266	$5,052

See Notes to Financial Statements.

43

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)

	Strong Blue Chip Fund		Strong Discovery Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)		(Unaudited)
Operations:
Net Investment Income (Loss)	$(577)	$(1,371)	$(1,042)	$(1,012)
Net Realized Gain (Loss)	23,595	(20,202)	6,959	19,126
Net Change in Unrealized Appreciation/Depreciation	(16,948)	67,883	2,718	30,925

Net Increase (Decrease) in Net Assets Resulting
from Operations	6,070	46,310	8,635	49,039
Distributions:
From Net Investment Income	—	—	—	(7)
From Net Realized Gains	—	—	—	(1,805)

Total Distributions	—	—	—	(1,812)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(30,766)	(73,292)	(122)	(13,795)

Total Increase (Decrease) in Net Assets	(24,696)	(26,982)	8,513	33,432
Net Assets:
Beginning of Period	176,310	203,292	166,793	133,361

End of Period	$151,614	$176,310	$175,306	$166,793

Undistributed Net Investment Income (Loss)	$(577)	$—	$(1,042)	$—

	Strong Endeavor Fund		Strong Large Cap Growth Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)		(Unaudited)
Operations:
Net Investment Income (Loss)	$(140)	$(50)	$(1,380)	$(3,032)
Net Realized Gain (Loss)	(672)	521	38,192	36,332
Net Change in Unrealized Appreciation/Depreciation	1,162	801	(17,700)	117,845

Net Increase (Decrease) in Net Assets Resulting from Operations	350	1,272	19,112	151,145
Distributions From Net Investment Income	—	—	—	—

Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from
Capital Share Transactions	20,343	(447)	(103,153)	(95,908)

Total Increase (Decrease) in Net Assets	20,693	825	(84,041)	55,237
Net Assets:
Beginning of Period	4,500	3,675	644,131	588,894

End of Period	$25,193	$4,500	$560,090	$644,131

Undistributed Net Investment Income (Loss)	$(140)	$—	$(1,380)	$—

See Notes to Financial Statements.

44

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong U.S. Emerging Growth Fund		Strong Enterprise Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)		(Unaudited)
Operations:
Net Investment Income (Loss)	$(704)	$(1,325)	$(2,218)	$(3,606)
Net Realized Gain (Loss)	12,923	7,047	11,937	41,662
Net Change in Unrealized Appreciation/Depreciation	(11,448)	26,088	6,671	43,963

Net Increase (Decrease) in Net Assets Resulting from Operations	771	31,810	16,390	82,019
Distributions From Net Investment Income	—	—	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(14,796)	9,891	(14,927)	(24,147)

Total Increase (Decrease) in Net Assets	(14,025)	41,701	1,463	57,872
Net Assets:
Beginning of Period	100,115	58,414	287,228	229,356

End of Period	$86,090	$100,115	$288,691	$287,228

Undistributed Net Investment Income (Loss)	$(704)	$—	$(2,218)	$—

	Strong Growth 20 Fund		Strong Growth Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)		(Unaudited)
Operations:
Net Investment Income (Loss)	$(1,462)	$(3,998)	$(7,258)	$(16,286)
Net Realized Gain (Loss)	24,333	24,865	152,682	145,925
Net Change in Unrealized Appreciation/Depreciation	(14,712)	43,224	(40,158)	320,600

Net Increase (Decrease) in Net Assets Resulting from Operations	8,159	64,091	105,266	450,239
Distributions From Net Investment Income	—	—	—	—
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(109,527)	4,591	(208,044)	(181,638)

Total Increase (Decrease) in Net Assets	(101,368)	68,682	(102,778)	268,601
Net Assets:
Beginning of Period	258,892	190,210	1,742,915	1,474,314

End of Period	$157,524	$258,892	$1,640,137	$1,742,915

Undistributed Net Investment Income (Loss)	$(1,462)	$—	$(7,258)	$—

See Notes to Financial Statements.

45

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Large Company Growth Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Operations:
Net Investment Income (Loss)	$(216)	$(202)
Net Realized Gain (Loss)	6,269	1,276
Net Change in Unrealized Appreciation/Depreciation	(1,001)	8,628

Net Increase (Decrease) in Net Assets Resulting from Operations	5,052	9,702
Distributions:
From Net Investment Income
Investor Class	—	(14)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,280)	40,712

Total Increase (Decrease) in Net Assets	1,772	50,400
Net Assets:
Beginning of Period	71,775	21,375

End of Period	$73,547	$71,775

Undistributed Net Investment Income (Loss)	$(216)	$—

See Notes to Financial Statements.

46

FINANCIAL HIGHLIGHTS

STRONG BLUE CHIP FUND

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000(c)	Oct. 31, 2000	Oct. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.12		$8.62	$12.36	$16.56	$20.99	$18.10	$13.24
Income From Investment Operations:
Net Investment Income (Loss)	(0.04)		(0.09)	(0.08)	(0.06)	(0.01)	(0.09)	(0.04)
Net Realized and Unrealized Gains (Losses) on Investments	0.48		2.59	(3.66)	(4.14)	(3.42)	2.98	4.90

Total from Investment Operations	0.44		2.50	(3.74)	(4.20)	(3.43)	2.89	4.86
Less Distributions:
From Net Investment Income	—		—	—	—	—	—	(0.00	)(d)
From Net Realized Gains	—		—	—	—	(1.00)	—	—

Total Distributions	—		—	—	—	(1.00)	—	(0.00	)(d)

Net Asset Value, End of Period	$11.56		$11.12	$8.62	$12.36	$16.56	$20.99	$18.10

Ratios and Supplemental Data
Total Return	+3.96%		+29.00%	–30.26%	–25.36%	–16.43%	+15.97%	+36.71%
Net Assets, End of Period (In Millions)	$152		$176	$203	$339	$499	$616	$485
Ratio of Expenses to Average Net Assets before Expense Offsets	1.7	%*	1.7%	1.6%	1.4%	1.1%*	1.1%	1.2%
Ratio of Expenses to Average Net Assets	1.6	%*	1.7%	1.6%	1.4%	1.1%*	1.1%	1.2%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.7	)%*	(0.8)%	(0.7)%	(0.4)%	(0.2)%*	(0.5)%	(0.3)%
Portfolio Turnover Rate	127.8%		268.5%	214.0%	203.9%	21.2%	67.9%	75.4%

STRONG DISCOVERY FUND

	Period Ended
	June 30, 2004(b)		Dec. 31 2003		Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$19.73		$14.42		$16.84	$16.39	$18.64	$17.95
Income From Investment Operations:
Net Investment Income (Loss)	(0.12)		(0.12)		(0.06)	(0.08)	0.06	(0.17)
Net Realized and Unrealized Gains (Losses) on Investments	1.20		5.64		(1.91)	0.76	0.51	1.08

Total from Investment Operations	1.08		5.52		(1.97)	0.68	0.57	0.91
Less Distributions:
From Net Investment Income	—		(0.00	)(d)	—	—	(0.04)	—
From Net Realized Gains	—		(0.21)		(0.45)	(0.23)	(2.78)	(0.22)

Total Distributions	—		(0.21)		(0.45)	(0.23)	(2.82)	(0.22)

Net Asset Value, End of Period	$20.81		$19.73		$14.42	$16.84	$16.39	$18.64

Ratios and Supplemental Data
Total Return	+5.47%		+38.34%		–12.12%	+4.17%	+3.97%	+5.28%
Net Assets, End of Period (In Millions)	$175		$167		$133	$158	$165	$187
Ratio of Expenses to Average Net Assets before Expense Offsets	1.4	%*	1.5%		1.5%	1.5%	1.5%	1.4%
Ratio of Expenses to Average Net Assets	1.4	%*	1.4%		1.5%	1.5%	1.5%	1.4%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.2	)%*	(0.7)%		(0.4)%	(0.5)%	0.3%	(0.7)%
Portfolio Turnover Rate	69.4%		302.2%		420.0%	501.7%	481.8%	214.0%

*	Calculated on an annualized basis
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	In 2000, the Fund changed its fiscal year-end from October to December.
(d)	Amount calculated is less than $0.005.

See Notes to Financial Statements.

47

FINANCIAL HIGHLIGHTS (continued)

STRONG ENDEAVOR FUND

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.32		$7.03	$9.94	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.05)		(0.10)	(0.11)	(0.06	)(d)
Net Realized and Unrealized Gains (Losses) on Investments	0.49		2.39	(2.80)	0.00	(e)

Total from Investment Operations	0.44		2.29	(2.91)	(0.06)
Less Distributions:
From Net Investment Income	—		—	—	—

Total Distributions	—		—	—	—

Net Asset Value, End of Period	$9.76		$9.32	$7.03	$9.94

Ratios and Supplemental Data
Total Return	+4.72%		+32.57%	–29.28%	–0.60%
Net Assets, End of Period (In Millions)	$25		$5	$4	$6
Ratio of Expenses to Average Net Assets before Expense Offsets	2.1	%*	2.8%	2.7%	3.1	%*
Ratio of Expenses to Average Net Assets	2.0	%*	1.9%	1.9%	2.2	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.3	)%*	(1.1)%	(1.2)%	(1.2	)%*
Portfolio Turnover Rate	93.2%		243.0%	416.8%	391.8%

STRONG LARGE CAP GROWTH FUND

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001		Dec. 31, 2000(f)	Oct. 31, 2000	Oct. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$20.94		$16.51	$23.55	$34.77		$45.49	$41.52	$29.10
Income From Investment Operations:
Net Investment Income (Loss)	(0.05)		(0.10)	(0.08)	(0.02)		0.01	(0.16)	(0.03)
Net Realized and Unrealized Gains (Losses) on Investments	0.75		4.53	(6.96)	(11.20)		(4.81)	12.01	12.84

Total from Investment Operations	0.70		4.43	(7.04)	(11.22)		(4.80)	11.85	12.81
Less Distributions:
From Net Investment Income	—		—	—	(0.00	)(e)	—	—	(0.01)
From Net Realized Gains	—		—	—	—		(5.92)	(7.88)	(0.38)

Total Distributions	—		—	—	(0.00	)(e)	(5.92)	(7.88)	(0.39)

Net Asset Value, End of Period	$21.64		$20.94	$16.51	$23.55		$34.77	$45.49	$41.52

Ratios and Supplemental Data
Total Return	+3.34%		+26.83%	–29.89%	–32.27%		–10.34%	+28.12%	+44.26%
Net Assets, End of Period (In Millions)	$560		$644	$589	$976		$1,574	$1,769	$1,253
Ratio of Expenses to Average Net Assets before Expense Offsets	1.2	%*	1.3%	1.2%	1.1%		1.0%*	1.0%	1.0%
Ratio of Expenses to Average Net Assets	1.2	%*	1.3%	1.2%	1.1%		1.0%*	1.0%	1.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.5	)%*	(0.5)%	(0.4)%	(0.1)%		0.1%*	(0.4)%	(0.1)%
Portfolio Turnover Rate	41.5%		253.4%	443.2%	468.7%		68.6%	455.0%	402.3%

*	Calculated on an annualized basis
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period. (b) For the six months ended June 30, 2004 (Unaudited).
(c)	For the period from April 6, 2001 (inception date) to December 31, 2001.
(d)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(e)	Amount calculated is less than $0.005.
(f)	In 2000, the Fund changed its fiscal year-end from October to December.

See Notes to Financial Statements.

48

FINANCIAL HIGHLIGHTS (continued)

STRONG U.S. EMERGING GROWTH FUND

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$14.90		$10.02	$15.17	$19.17	$19.59	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	(0.12)		(0.20)	(0.24)	(0.23)	(0.19)	(0.11)
Net Realized and Unrealized Gains (Losses) on Investments	0.27		5.08	(4.91)	(3.77)	0.22	9.99

Total from Investment Operations	0.15		4.88	(5.15)	(4.00)	0.03	9.88
Less Distributions:
From Net Realized Gains	—		—	—	—	(0.45)	(0.29)

Total Distributions	—		—	—	—	(0.45)	(0.29)

Net Asset Value, End of Period	$15.05		$14.90	$10.02	$15.17	$19.17	$19.59

Ratios and Supplemental Data
Total Return	+1.01%		+48.70%	–33.95%	–20.87%	+0.29%	+98.86%
Net Assets, End of Period (In Millions)	$86		$100	$58	$86	$112	$36
Ratio of Expenses to Average Net Assets before Expense Offsets	1.6	%*	1.8%	1.9%	1.6%	1.4%	1.9%
Ratio of Expenses to Average Net Assets	1.6	%*	1.7%	1.9%	1.6%	1.4%	1.8%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.5	)%*	(1.6)%	(1.8)%	(1.5)%	(1.2)%	(1.5)%
Portfolio Turnover Rate	56.3%		100.3%	171.5%	168.2%	186.8%	281.1%

STRONG ENTERPRISE FUND — INVESTOR CLASS

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$21.78		$15.90	$22.14		$28.37	$41.24	$14.74
Income From Investment Operations:
Net Investment Income (Loss)	(0.18	)(c)	(0.30)	(0.28	)(c)	(0.31)	(0.28)	(0.09)
Net Realized and Unrealized Gains (Losses) on Investments	1.33		6.18	(5.96)		(5.92)	(12.04)	27.43

Total from Investment Operations	1.15		5.88	(6.24)		(6.23)	(12.32)	27.34
Less Distributions:
From Net Realized Gains	—		—	—		—	(0.55)	(0.84)

Total Distributions	—		—	—		—	(0.55)	(0.84)

Net Asset Value, End of Period	$22.93		$21.78	$15.90		$22.14	$28.37	$41.24

Ratios and Supplemental Data
Total Return	+5.28%		+36.98%	–28.18%		–21.96%	–29.77%	+187.83%
Net Assets, End of Period (In Millions)	$268		$249	$224		$372	$575	$571
Ratio of Expenses to Average Net Assets before Expense Offsets	1.9	%*	2.0%	2.0%		1.8%	1.4%	1.4%
Ratio of Expenses to Average Net Assets	1.9	%*	1.8%	2.0%		1.8%	1.4%	1.4%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.6	)%*	(1.4)%	(1.5)%		(1.2)%	(0.7)%	(1.0)%
Portfolio Turnover Rate(d)	82.6%		261.2%	376.8%		629.8%	473.7%	178.1%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See Notes to Financial Statements.

49

FINANCIAL HIGHLIGHTS (continued)

STRONG ENTERPRISE FUND — INSTITUTIONAL CLASS

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$21.87		$18.34
Income From Investment Operations:
Net Investment Income (Loss)	(0.07	)(f)	(0.06)
Net Realized and Unrealized Gains (Losses) on Investments	1.33		3.59

Total from Investment Operations	1.26		3.53
Less Distributions:
From Net Investment Income	—		—

Total Distributions	—		—

Net Asset Value, End of Period	$23.13		$21.87

Ratios and Supplemental Data
Total Return	+5.76%		+19.25%
Net Assets, End of Period (In Millions)	$4		$2
Ratio of Expenses to Average Net Assets before Expense Offsets	1.0	%*	1.2	%*
Ratio of Expenses to Average Net Assets	0.9	%*	1.0	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.7	)*	(0.7	)%*
Portfolio Turnover Rate(d)	82.6%		261.2%

STRONG ENTERPRISE FUND — ADVISOR CLASS

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(e)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$21.79		$15.86	$22.04		$28.31	$51.32
Income From Investment Operations:
Net Investment Income (Loss)	(0.15	)(f)	(0.23)	(0.24	)(f)	(0.21)	(0.03)
Net Realized and Unrealized Gains (Losses) on Investments	1.33		6.16	(5.94)		(6.06)	(22.43)

Total from Investment Operations	1.18		5.93	(6.18)		(6.27)	(22.46)
Less Distributions:
From Net Realized Gains	—		—	—		—	(0.55)

Total Distributions	—		—	—		—	(0.55)

Net Asset Value, End of Period	$22.97		$21.79	$15.86		$22.04	$28.31

Ratios and Supplemental Data
Total Return	+5.42%		+37.39%	–28.04%		–22.15%	–43.68%
Net Assets, End of Period (In Millions)	$2		$2	$1		$1	$0 (g)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.7	%*	1.5%	1.8%		2.1%	2.0%*
Ratio of Expenses to Average Net Assets	1.6	%*	1.5%	1.8%		2.1%	1.9%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.3	)%*	(1.1)%	(1.3)%		(1.6)%	(1.2)%*
Portfolio Turnover Rate(d)	82.6%		261.2%	376.8%		629.8%	473.7%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	For the period from June 30, 2003 (commencement of class) to December 31, 2003.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(e)	For the period from February 24, 2000 (commencement of class) to December 31, 2000.
(f)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(g)	Amount is less than $500,000.

See Notes to Financial Statements.

50

FINANCIAL HIGHLIGHTS (continued)

STRONG ENTERPRISE FUND — CLASS K

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003	Dec. 31, 2002(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$21.98		$15.94	$16.32
Income From Investment Operations:
Net Investment Income (Loss)	(0.11	)(d)	(0.10)	(0.04	)(d)
Net Realized and Unrealized Gains (Losses) on Investments	1.34		6.14	(0.34)

Total from Investment Operations	1.23		6.04	(0.38)
Less Distributions:
From Net Investment Income	—		—	—

Total Distributions	—		—	—

Net Asset Value, End of Period	$23.21		$21.98	$15.94

Ratios and Supplemental Data
Total Return	+5.60%		+37.89%	–2.33%
Net Assets, End of Period (In Millions)	$15		$34	$4
Ratio of Expenses to Average Net Assets before Expense Offsets	1.3	%*	1.3%	1.3	%*
Ratio of Expenses to Average Net Assets	1.2	%*	1.2%	1.1	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.9	)%*	(0.8)%	(0.6	)%*
Portfolio Turnover Rate(e)	82.6%		261.2%	376.8%

STRONG GROWTH 20 FUND — INVESTOR CLASS

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$12.96		$10.19		$14.74	$25.13	$30.63	$15.44
Income From Investment Operations:
Net Investment Income (Loss)	(0.13)		(0.17	)(d)	(0.21)	(0.15)	(0.10)	(0.08)
Net Realized and Unrealized Gains (Losses) on Investments	0.76		2.94		(4.34)	(10.24)	(3.05)	16.60

Total from Investment Operations	0.63		2.77		(4.55)	(10.39)	(3.15)	16.52
Less Distributions:
From Net Realized Gains	—		—		—	—	(2.35)	(1.33)

Total Distributions	—		—		—	—	(2.35)	(1.33)

Net Asset Value, End of Period	$13.59		$12.96		$10.19	$14.74	$25.13	$30.63

Ratios and Supplemental Data
Total Return	+4.86%		+27.18%		–30.87%	–41.35%	–10.33%	+109.48%
Net Assets, End of Period (In Millions)	$153		$253		$184	$361	$766	$466
Ratio of Expenses to Average Net Assets before Expense Offsets	1.9	%*	1.8%		1.9%	1.5%	1.3%	1.4%
Ratio of Expenses to Average Net Assets	1.8	%*	1.7%		1.9%	1.5%	1.3%	1.4%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.5	)%*	(1.5)%		(1.5)%	(0.8)%	(0.4)%	(0.6)%
Portfolio Turnover Rate(e)	101.0%		318.1%		460.8%	658.7%	521.0%	432.3%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	For the period from August 30, 2002 (commencement of class) to December 31, 2002.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See Notes to Financial Statements.

51

FINANCIAL HIGHLIGHTS (continued)

STRONG GROWTH 20 FUND — ADVISOR CLASS

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$12.99		$10.19		$14.69	$25.06	$36.61
Income From Investment Operations:
Net Investment Income (Loss)	(0.09)		(0.15	)(d)	(0.15)	(0.12)	(0.02)
Net Realized and Unrealized Gains (Losses) on Investments	0.74		2.95		(4.35)	(10.25)	(9.18)

Total from Investment Operations	0.65		2.80		(4.50)	(10.37)	(9.20)
Less Distributions:
From Net Realized Gains	—		—		—	—	(2.35)

Total Distributions	—		—		—	—	(2.35)

Net Asset Value, End of Period	$13.64		$12.99		$10.19	$14.69	$25.06

Ratios and Supplemental Data
Total Return	+5.00%		+27.48%		–30.63%	–41.38%	–25.17%
Net Assets, End of Period (In Millions)	$5		$6		$7	$10	$5
Ratio of Expenses to Average Net Assets before Expense Offsets	1.7	%*	1.6%		1.6%	1.6%	2.0%*
Ratio of Expenses to Average Net Assets	1.6	%*	1.5%		1.6%	1.6%	1.9%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.3	)%*	(1.3)%		(1.2)%	(0.9)%	(1.0)%*
Portfolio Turnover Rate(e)	101.0%		318.1%		460.8%	658.7%	521.0%

STRONG GROWTH FUND — INVESTOR CLASS

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$17.19		$13.21		$17.68		$27.05	$35.66	$23.25
Income From Investment Operations:
Net Investment Income (Loss)	(0.09)		(0.16	)(d)	(0.18	)(d)	(0.15)	(0.17)	(0.18)
Net Realized and Unrealized Gains (Losses) on Investments	1.19		4.14		(4.29)		(9.15)	(3.21)	17.08

Total from Investment Operations	1.10		3.98		(4.47)		(9.30)	(3.38)	16.90
Less Distributions:
From Net Realized Gains	—		—		—		(0.07)	(5.23)	(4.49)

Total Distributions	—		—		—		(0.07)	(5.23)	(4.49)

Net Asset Value, End of Period	$18.29		$17.19		$13.21		$17.68	$27.05	$35.66

Ratios and Supplemental Data
Total Return	+6.40%		+30.13%		–25.28%		–34.39%	–9.23%	+75.06%
Net Assets, End of Period (In Millions)	$1,267		$1,366		$1,256		$2,022	$3,411	$3,354
Ratio of Expenses to Average Net Assets before Expense Offsets	1.5	%*	1.5%		1.6%		1.4%	1.2%	1.2%
Ratio of Expenses to Average Net Assets	1.5	%*	1.5%		1.6%		1.4%	1.2%	1.2%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.0	)%*	(1.1)%		(1.2)%		(0.7)%	(0.6)%	(0.8)%
Portfolio Turnover Rate(e)	43.0%		138.8%		248.5%		399.8%	366.3%	324.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	For the period from February 24, 2000 (commencement of class) to December 31, 2000.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

52

FINANCIAL HIGHLIGHTS (continued)

STRONG GROWTH FUND — INSTITUTIONAL CLASS

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$17.65		$13.48		$17.91		$27.17	$43.74
Income From Investment Operations:
Net Investment Income (Loss)	(0.04)		(0.07	)(d)	(0.08	)(d)	(0.02)	(0.01)
Net Realized and Unrealized Gains (Losses) on Investments	1.22		4.24		(4.35)		(9.17)	(11.33)

Total from Investment Operations	1.18		4.17		(4.43)		(9.19)	(11.34)
Less Distributions:
From Net Realized Gains	—		—		—		(0.07)	(5.23)

Total Distributions	—		—		—		(0.07)	(5.23)

Net Asset Value, End of Period	$18.83		$17.65		$13.48		$17.91	$27.17

Ratios and Supplemental Data
Total Return	+6.69%		+30.93%		–24.73%		–33.84%	–25.72%
Net Assets, End of Period (In Millions)	$300		$311		$195		$73	$18
Ratio of Expenses to Average Net Assets before Expense Offsets	0.9	%*	0.9%		0.9%		0.9%	0.8%*
Ratio of Expenses to Average Net Assets	0.9	%*	0.9%		0.9%		0.9%	0.8%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.4	)%*	(0.5)%		(0.5)%		(0.3)%	(0.1)%*
Portfolio Turnover Rate(e)	43.0%		138.8%		248.5%		399.8%	366.3%

STRONG GROWTH FUND — ADVISOR CLASS

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$17.09		$13.14		$17.58		$26.96	$43.74
Income From Investment Operations:
Net Investment Income (Loss)	(0.11)		(0.16	)(d)	(0.17	)(d)	(0.15)	(0.02)
Net Realized and Unrealized Gains (Losses) on Investments	1.19		4.11		(4.27)		(9.16)	(11.53)

Total from Investment Operations	1.08		3.95		(4.44)		(9.31)	(11.55)
Less Distributions:
From Net Realized Gains	—		—		—		(0.07)	(5.23)

Total Distributions	—		—		—		(0.07)	(5.23)

Net Asset Value, End of Period	$18.17		$17.09		$13.14		$17.58	$26.96

Ratios and Supplemental Data
Total Return	+6.32%		+30.06%		–25.26%		–34.54%	–26.21%
Net Assets, End of Period (In Millions)	$8		$9		$10		$14	$4
Ratio of Expenses to Average Net Assets before Expense Offsets	1.6	%*	1.6%		1.6%		1.6%	2.0%*
Ratio of Expenses to Average Net Assets	1.6	%*	1.6%		1.6%		1.6%	1.9%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.1	)%*	(1.1)%		(1.2)%		(1.0)%	(0.9)%*
Portfolio Turnover Rate(e)	43.0%		138.8%		248.5%		399.8%	366.3%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	For the period from February 24, 2000 (commencement of class) to December 31, 2000.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

53

FINANCIAL HIGHLIGHTS (continued)

STRONG GROWTH FUND — CLASS C

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$17.03		$13.21		$13.44
Income From Investment Operations:
Net Investment Income (Loss)	(0.20)		(0.32	)(d)	0.00	(d)(e)
Net Realized and Unrealized Gains (Losses) on Investments	1.20		4.14		(0.23)

Total from Investment Operations	1.00		3.82		(0.23)
Less Distributions:
From Net Investment Income	—		—		—

Total Distributions	—		—		—

Net Asset Value, End of Period	$18.03		$17.03		$13.21

Ratios and Supplemental Data
Total Return	+5.87%		+28.92%		–1.71%
Net Assets, End of Period (In Millions)	$0	(f)	$1		$0	(f)
Ratio of Expenses to Average Net Assets before Expense Offsets	3.6	%*	4.3%		2.3	%*
Ratio of Expenses to Average Net Assets	2.5	%*	2.5%		2.3	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.0	)%*	(2.0)%		0.0	%*(e)
Portfolio Turnover Rate(g)	43.0%		138.8%		248.5%

STRONG GROWTH FUND — CLASS K

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002(h)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$17.38		$13.29		$13.53
Income From Investment Operations:
Net Investment Income (Loss)	(0.04)		(0.08	)(d)	(0.01	)(d)
Net Realized and Unrealized Gains (Losses) on Investments	1.20		4.17		(0.23)

Total from Investment Operations	1.16		4.09		(0.24)
Less Distributions:
From Net Investment Income	—		—		—

Total Distributions	—		—		—

Net Asset Value, End of Period	$18.54		$17.38		$13.29

Ratios and Supplemental Data
Total Return	+6.67%		+30.78%		–1.77%
Net Assets, End of Period (In Millions)	$65		$56		$13
Ratio of Expenses to Average Net Assets before Expense Offsets	1.3	%*	1.2%		1.3	%*
Ratio of Expenses to Average Net Assets	1.0	%*	1.0%		1.0	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.5	)%*	(0.5)%		(0.7	)%*
Portfolio Turnover Rate(g)	43.0%		138.8%		248.5%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	For the period from December 26, 2002 (commencement of class) to December 31, 2002.
(d)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(e)	Amount calculated is less than $0.005 or 0.05%.
(f)	Amount is less than $500,000.
(g)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(h)	For the period from August 30, 2002 (commencement of class) to December 31, 2002.

See Notes to Financial Statements.

54

FINANCIAL HIGHLIGHTS (continued)

STRONG LARGE COMPANY GROWTH FUND — INVESTOR CLASS

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003	Dec. 31, 2002(c)		Sept. 30, 2002(d)	Sept. 30, 2001	Sept. 30, 2000	Sept. 30, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$13.36		$10.66	$10.25		$12.17	$19.15	$13.12	$9.80
Income From Investment Operations:
Net Investment Income	(0.04)		(0.04)	(0.00	)(e)	0.31	0.32	0.29	0.18
Net Realized and Unrealized Gains (Losses) on Investments	1.00	(f)	2.75 (f)	0.45		(1.93)	(5.09)	6.26	3.33

Total from Investment Operations	0.96		2.71	0.45		(1.62)	(4.77)	6.55	3.51
Less Distributions:
From Net Investment Income	—		(0.01)	(0.04)		(0.27)	(0.32)	(0.27)	(0.19)
From Net Realized Gains	—		—	—		(0.03)	(1.89)	(0.25)	—

Total Distributions	—		(0.01)	(0.04)		(0.30)	(2.21)	(0.52)	(0.19)

Net Asset Value, End of Period	$14.32		$13.36	$10.66		$10.25	$12.17	$19.15	$13.12

Ratios and Supplemental Data
Total Return	+7.19%		+25.41%	+4.38%		–13.69%	–26.22%	+50.67%	+35.98%
Net Assets, End of Period (In Millions)	$70		$71	$21		$18	$33	$37	$9
Ratio of Expenses to Average Net Assets before Expense Offsets	1.8	%*	1.8%	1.9	%*	1.7%	1.6%	1.6%	3.1%
Ratio of Expenses to Average Net Assets	1.5	%*	1.5%	1.3	%*	1.5%	1.5%	1.5%	1.5%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.6	)%*	(0.5)%	0.2	%*	2.3%	2.2%	1.8%	1.5%
Portfolio Turnover Rate(g)	151.0%		229.0%	71.8%		311.3%	285.3%	180.8%	120.2%

STRONG LARGE COMPANY GROWTH FUND — CLASS K

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003(h)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$13.40		$11.96
Income From Investment Operations:
Net Investment Income	(0.00	)(e)	(0.00	)(e)
Net Realized and Unrealized Gains (Losses) on Investments	0.99	(f)	1.44	(i)

Total from Investment Operations	0.99		1.44
Less Distributions:
From Net Investment Income	—		—

Total Distributions	—		—

Net Asset Value, End of Period	$14.39		$13.40

Ratios and Supplemental Data
Total Return	+7.39%		+12.04%
Net Assets, End of Period (In Millions)	$4		$1
Ratio of Expenses to Average Net Assets before Expense Offsets	1.4	%*	2.1	%*
Ratio of Expenses to Average Net Assets	1.0	%*	0.9	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.2	)%*	(0.0	)%*(e)
Portfolio Turnover Rate(g)	151.0%		229.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	In 2002, the Fund changed its fiscal year-end from September to December.
(d)	Effective September 5, 2002, Strong Capital Management, Inc. assumed the investment advisory responsibilities from Rockhaven Asset Management, LLC.
(e)	Amount calculated is less than $0.005 or 0.05%.
(f)	Includes $0.01 in redemption fees (Note 2R).
(g)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(h)	For the period from June 30, 2003 (commencement of class) through December 31, 2003.
(i)	Includes $0.02 in redemption fees (Note 2R).

See Notes to Financial Statements.

55

NOTES TO FINANCIAL STATEMENTS

June 30, 2004 (Unaudited)

1.	Organization

The accompanying financial statements represent the following Strong Growth Funds (the “Funds”), each with its own investment objectives and policies:

•	Strong Blue Chip Fund(1) (a series fund of Strong Conservative Equity Funds, Inc.)

•	Strong Discovery Fund(1) (a series fund of Strong Discovery Fund, Inc.)

•	Strong Endeavor Fund(1) (a series fund of Strong Opportunity Fund, Inc.)

•	Strong Large Cap Growth Fund(1) (a series fund of Strong Large Cap Growth Fund, Inc.)

•	Strong U.S. Emerging Growth Fund(1) (a series fund of Strong Equity Funds, Inc.)

•	Strong Enterprise Fund(1) (a series fund of Strong Equity Funds, Inc.)

•	Strong Growth 20 Fund(2) (a series fund of Strong Equity Funds, Inc.)

•	Strong Large Company Growth Fund(1) (a series fund of Strong Equity Funds, Inc.)

(1)	Diversified Fund.

(2)	Non-diversified Fund.

Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

Strong Blue Chip Fund, Strong Discovery Fund, Strong Endeavor Fund, Strong Large Cap Growth Fund, and Strong U.S. Emerging Growth Fund offer Investor Class shares. Strong Enterprise Fund offers Investor Class, Institutional Class, Advisor Class, and Class K shares. Strong Growth 20 Fund offers Investor Class and Advisor Class shares. Strong Growth Fund offers Investor Class, Institutional Class, Advisor Class, Class C, and Class K shares. Strong Large Company Growth Fund offers Investor Class and Class K shares. All classes of shares differ principally in their respective administration, transfer agent, and distribution expenses and sales charges, if any. All classes of shares have identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

Investor Class shares are available to the general public, Institutional Class shares are generally available to investors that meet certain higher initial investment minimums, Advisor Class shares and Class C shares are available only through financial professionals, and Class K shares are primarily available through retirement plans.

Effective June 30, 2003 (public launch July 1, 2003), Strong Enterprise Fund issued an additional class of shares: Institutional Class shares.

Effective June 30, 2003 (public launch July 1, 2003), Strong Large Company Growth Fund issued an additional class of shares: Class K shares.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(A)	Security Valuation — Securities of the Funds traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Board of Directors. Occasionally, events affecting the value of foreign investments and exchange rates occur between the time at which those items are determined and the close of trading on the New York Stock Exchange. Such events would not normally be reflected in a calculation of the Funds’ net asset values on that day. If events that materially affect the value of the Funds’ foreign investments or the foreign currency exchange rates occur during such period, the investments will be fair valued as determined in good faith under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Funds may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon guidelines established by the Funds’ Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions, and the issuer’s financial performance. The Funds held no restricted and illiquid securities at June 30, 2004.

56

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

Undistributed income or net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition, and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

Strong Discovery Fund, Strong Endeavor Fund, Strong Large Cap Growth Fund, Strong U.S. Emerging Growth Fund, Strong Enterprise Fund, Strong Growth 20 Fund, Strong Growth Fund, and Strong Large Company Growth Fund generally pay dividends from net investment income and distribute net realized capital gains, if any, at least annually. Strong Blue Chip Fund generally pays dividends from net investment income quarterly and distributes net realized capital gains, if any, at least annually.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Funds may utilize derivative instruments including options, futures, and other instruments with similar characteristics to the extent that they are consistent with the Funds’ investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect itself from adverse movements in securities’ prices, foreign currencies, or interest rates. The use of these instruments involves certain risks, including the possibility that the future value of the underlying assets or indices fluctuate (in the case of futures and options), the derivative becomes illiquid, an imperfect correlation arises between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

Investments in foreign-denominated assets or forward foreign currency contracts may involve greater risks than domestic investments such as foreign-related risks created by currency rate fluctuations, foreign political and economic instability, foreign financial reporting standards and taxes, and foreign securities markets and issuer regulation. Foreign securities may be less liquid than domestic securities.

(E)	Futures — Upon entering into a futures contract, the Funds segregate cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange and the futures commission merchant or broker. Each Fund designates liquid securities as collateral on open futures contracts. During the term of the futures contract, the Funds also receive credit from, or pay to, the futures commission merchant or broker an amount of cash or liquid assets equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses by the Funds. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

(F)	Written Options — The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses by the Funds. When a written option is closed, expired, or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Funds. Each Fund designates liquid securities or cash on its books to cover its financial exposure on open written options contracts.

(G)	Foreign Currency Conversion — Securities and other assets and liabilities initially expressed in foreign currencies are converted daily into U.S. dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H)	Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

57

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

(I)	Short Positions — The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Fund and are included in Other Expenses in the Statement of Operations. If the Funds sell securities short while also holding the long position in the security, they may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position in the security, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

(J)	Repurchase Agreements — The Funds may enter into repurchase agreements with institutions that the Funds’ investment advisor, Strong Capital Management, Inc. (the “Advisor”), has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Funds’ custodial bank in a manner sufficient to enable the Funds to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Funds’ custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

(K)	Securities Lending — The Funds have entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank, which was subsequently assumed by State Street Bank and Trust Company. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily. Cash collateral received is invested in repurchase agreements, investment funds, government obligations, and/or bank obligations.

At June 30, 2004, Strong Discovery Fund, Strong Large Cap Growth Fund, Strong Enterprise Fund, and Strong Growth Fund had securities with a market value of $16,398,623, $6,442,867, $29,817,784, and $17,480,782, respectively, on loan and had received $16,953,906, $6,651,057, $30,900,750, and $18,012,000, respectively, in collateral (both are included within Investments in the Statements of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statements of Operations. For the six months ended June 30, 2004, the securities lending income totaled $12,951, $6,022, $17,254, and $12,085 for Strong Discovery Fund, Strong Large Cap Growth Fund, Strong Enterprise Fund, and Strong Growth Fund, respectively.

The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Funds for these types of losses.

(L)	Directed Brokerage — The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds’ expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(M)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by certain Funds and are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(N)	Expenses — The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(O)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(P)	Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

58

(Q)	Other — Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

(R)	Redemption Fees — Investor Class shares of Strong Large Company Growth Fund held for 360 calendar days or less after purchase are subject to a redemption fee of 1.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund. The amount collected for the period is included in Capital Stock reported in the Statements of Assets and Liabilities and in Note 8.

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent, and related services to the Funds. Certain officers and, until December 2, 2003, certain directors of the Funds are or were affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

			Administrative Fees
	Advisory Fees		Investor Class	Institutional Class	Advisor Class	Class C	Class K
Strong Blue Chip Fund	0.50%		0.30%	*	*	*	*
Strong Discovery Fund	0.75%		0.25%	*	*	*	*
Strong Endeavor Fund	0.75	%(1)	0.30%	*	*	*	*
Strong Large Cap Growth Fund	0.60	%(2)	0.30%	*	*	*	*
Strong U.S. Emerging Growth Fund	0.75	%(1)	0.30%	*	*	*	*
Strong Enterprise Fund	0.75	%(1)	0.30%	0.02%	0.30%	*	0.25%
Strong Growth 20 Fund	0.75	%(1)	0.30%	*	0.30%	*	*
Strong Growth Fund	0.75	%(1)	0.30%	0.02%	0.30%	0.30%	0.25%
Strong Large Company Growth Fund	0.75	%(1)	0.30%	*	*	*	0.25%

*	Does not offer share class.
(1)	The investment advisory fees are 0.75% for assets under $4 billion, 0.725% for the next $2 billion assets, and 0.70% for assets $6 billion and above.
(2)	The investment advisory fees are 0.60% for first $35 million assets and 0.55% for assets over $35 million.

The Funds’ Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. The Advisor and/or Administrator has contractually agreed to waive its fees and/or absorb expenses for the Investor Class shares of the Strong Large Company Growth Fund to keep Net Annual Operating Expenses at no more than 1.50%. This agreement may only be terminated by the Board of Directors of the Funds, but not before May 1, 2005. The Advisor and/or Administrator has contractually agreed to waive and/or absorb expenses until May 1, 2005, to keep Net Annual Operating Expenses of the Investor Class of Strong Endeavor Fund and Strong Enterprise Fund at no more than 2.00%, Class C of Strong Growth Fund at no more than 2.50%, Class K of Strong Enterprise Fund at no more than 1.20% and Class K of Strong Growth Fund and Strong Large Company Growth Fund at no more than 0.99%.

Transfer agent and related service fees for the Investor Class shares are paid at an annual rate of $27.00 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent and related service fees for the Institutional Class, Advisor Class, Class C, and Class K shares are paid at an annual rate of 0.015%, 0.20%, 0.20%, and 0.20%, respectively, of the average daily net assets of each respective class. Transfer agent fees are recorded in Shareholder Servicing Costs in the Funds’ Statements of Operations. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class’ level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds’ Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agent expenses incurred by the Funds and are included in Expense Offsets in the Funds’ Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

Strong Endeavor Fund, Strong Large Company Growth Fund, Strong Enterprise Fund, Strong Growth 20 Fund, and Strong Growth Fund have adopted a Rule 12b-1 distribution and service plan under the 1940 Act on behalf of the Investor Class shares of Strong Endeavor Fund and Strong Large Company Growth Fund, the Advisor Class shares of Strong Enterprise Fund, Strong Growth 20 Fund, and Strong Growth Fund and the Class C shares of Strong Growth Fund. Under the plan, Strong Investments, Inc. (the “Distributor,” and an affiliate of the Advisor) is paid an annual rate of 0.25% of the average daily net assets of the

59

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

Investor Class shares and the Advisor Class shares and 1.00% for Class C shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Class’ shares. See Note 4.

Strong Growth Fund’s Class C shares have a maximum 1.00% contingent deferred sales charge if shares are sold within one year of their original purchase date. For the six months ended June 30, 2004, the Distributor received no aggregate contingent deferred sales charges from the redemption of Class C shares for Strong Growth Fund. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds. Sales charges may be waived in limited circumstances.

Next Century Growth Investors, LLC (“Next Century Growth”), an affiliate of the Advisor, manages the investments of Strong U.S. Emerging Growth Fund under a subadvisory agreement with the Advisor. Next Century Growth is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations set by the Fund’s Board of Directors and applicable law.

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended June 30, 2004, is as follows:

	Payable to/ (Receivable From) Advisor or Administrator at June 30, 2004	Shareholder Servicing and Other Related Expenses Paid to Administrator	Transfer Agency Banking Charges/(Credits)	Unaffiliated Directors’ and Independent Officers’ Fees
Strong Blue Chip Fund	$91,790	$517,270	$4,895	$4,716
Strong Discovery Fund	37,817	265,135	1,652	4,404
Strong Endeavor Fund	12,589	66,067	258	585
Strong Large Cap Growth Fund	145,798	866,304	8,180	17,266
Strong U.S. Emerging Growth Fund	28,829	193,371	1,670	3,122
Strong Enterprise Fund	101,700	852,361	8,503	7,533
Strong Growth 20 Fund	115,145	590,918	5,025	6,650
Strong Growth Fund	364,592	2,377,947	24,934	46,582
Strong Large Company Growth Fund	22,934	125,640	2,691	1,607

4.	Expenses and Expense Offsets

For the six months ended June 30, 2004, the class specific expenses are as follows:

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	12b-1 Fees	Other
Strong Enterprise Fund
Investor Class	$389,678	$824,831	$193,928	$—	$9,372
Institutional Class	283	216	1,782	—	1
Advisor Class	2,570	1,761	759	2,142	28
Class K	29,360	23,502	4,456	—	1,153
Strong Growth 20 Fund
Investor Class	282,051	583,829	119,505	—	6,786
Advisor Class	7,329	4,901	1,518	6,108	427
Strong Growth Fund
Investor Class	1,924,924	2,285,560	464,557	—	15,696
Institutional Class	30,081	22,669	127,046	—	14,428
Advisor Class	12,725	8,551	2,163	10,605	80
Class C	714	492	2,947	2,374	17
Class K	68,849	55,079	14,821	—	309
Strong Large Company Growth Fund
Investor Class	110,926	122,984	18,043	92,438	3,521
Class K	2,128	1,710	982	—	115

60

For the six months ended June 30, 2004, the expense offsets are as follows:

	Expense Waivers and Absorptions	Transfer Agency Banking Credits	Directed Brokerage Credits	Earnings Credits
Strong Blue Chip Fund	$(20,946)	$—	$—	$(24)
Strong Discovery Fund	(21,245)	—	(10,263)	(68)
Strong Endeavor Fund	(13,358)	—	(1,886)	(32)
Strong Large Cap Growth Fund	(67,289)	—	(22,121)	(355)
Strong U.S. Emerging Growth Fund	(12,152)	—	(4,791)	(86)
Strong Enterprise Fund
Investor Class	(14,749)	—	—	—
Institutional Class	(367)	—	—	—
Advisor Class	(170)	—	—	—
Class K	(10,875)	—	—	—
Fund Level	(26,647)	—	(8,987)	(98)
Strong Growth 20 Fund
Investor Class	(12,540)	—	—	—
Advisor Class	(566)	—	—	—
Fund Level	(16,515)	—	(6,924)	(116)
Strong Growth Fund
Investor Class	(45,067)	—	—	—
Institutional Class	(1,063)	—	—	—
Advisor Class	(710)	—	—	—
Class C	(2,462)	—	—	—
Class K	(79,810)	—	—	—
Fund Level	(150,035)	—	(43,487)	(355)
Strong Large Company Growth Fund
Investor Class	(106,538)	—	—	—
Class K	(3,383)	—	—	—
Fund Level	(7,059)	—	(7,296)	(17)

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires October 8, 2004, to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Fund’s registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. Strong Blue Chip Fund, Strong Discovery Fund, Strong Endeavor Fund, Strong Large Cap Growth Fund, Strong Enterprise Fund, Strong Growth 20 Fund, Strong Growth Fund, and Strong Large Company Growth Fund had no borrowings under the LOC during the period. Strong U.S. Emerging Growth Fund had minimal borrowings during the period. At June 30, 2004, there were no outstanding borrowings by the Funds under the LOC.

6.	Investment Transactions

The aggregate purchases and sales of long-term securities during the six months ended June 30, 2004, are as follows:

	Purchases	Sales
Strong Blue Chip Fund	$196,841,301	$230,589,990
Strong Discovery Fund	117,513,808	125,092,588
Strong Endeavor Fund	37,444,555	17,686,551
Strong Large Cap Growth Fund	244,715,739	359,326,903
Strong U.S. Emerging Growth Fund	52,422,443	69,312,983
Strong Enterprise Fund	237,099,076	248,552,235
Strong Growth 20 Fund	191,725,213	302,937,635
Strong Growth Fund	707,643,429	901,766,077
Strong Large Company Growth Fund	111,943,187	117,463,976

There were no purchases or sales of long-term U.S. government securities during the six months ended June 30, 2004.

61

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

7.	Income Tax Information

The following information for the Funds is presented on an income tax basis as of June 20, 2004:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) on Investments
Strong Blue Chip Fund	$126,226,140	$23,500,380	$(622,087)	$22,878,293
Strong Discovery Fund	160,522,961	32,431,064	(1,041,435)	31,389,629
Strong Endeavor Fund	23,236,986	2,196,594	(308,566)	1,888,028
Strong Large Cap Growth Fund	474,118,923	93,651,302	(1,924,502)	91,726,800
Strong U.S. Emerging Growth Fund	63,526,651	24,067,602	(1,769,369)	22,298,233
Strong Enterprise Fund	268,459,392	52,456,800	(713,584)	51,743,216
Strong Growth 20 Fund	125,263,317	37,387,072	(2,441,160)	34,945,912
Strong Growth Fund	1,284,615,657	380,777,575	(7,463,662)	373,313,913
Strong Large Company Growth Fund	66,066,089	7,161,836	(422,738)	6,739,098

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The capital loss carryovers (expiring in varying amounts through 2011) as of December 31, 2003, and tax basis post-October losses as of December 31, 2003, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	Net Capital Loss Carryovers	Post-October Losses
Strong Blue Chip Fund	$191,484,823	$—
Strong Discovery Fund	—	682,734
Strong Endeavor Fund	1,843,685	1,311
Strong Large Cap Growth Fund	523,964,290	5,676,937
Strong U.S. Emerging Growth Fund	61,877,628	—
Strong Enterprise Fund	329,347,329	398,910
Strong Growth 20 Fund	386,580,002	—
Strong Growth Fund	911,084,232	—
Strong Large Company Growth Fund	7,696,647	—

8.	Capital Share Transactions

	Strong Blue Chip Fund		Strong Discovery Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)		(Unaudited)
Capital Share Transactions of Each of the Funds Were as Follows:
Proceeds from Shares Sold	$8,614,606	$38,554,582	$38,251,608	$72,860,267
Proceeds from Reinvestment of Distributions	—	—	—	1,765,655
Payment for Shares Redeemed	(39,380,407)	(111,846,495)	(38,373,846)	(88,420,497)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(30,765,801)	$(73,291,913)	$(122,238)	$(13,794,575)

Transactions in Shares of Each of the Funds Were as Follows:
Sold	762,352	4,237,712	1,857,501	4,453,708
Issued in Reinvestment of Distributions	—	—	—	93,470
Redeemed	(3,510,607)	(11,971,115)	(1,886,469)	(5,340,622)

Net Increase (Decrease) in Shares	(2,748,255)	(7,733,403)	(28,968)	(793,444)

62

	Strong Endeavor Fund		Strong Large Cap Growth Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)		(Unaudited)
Capital Share Transactions of Each of the Funds Were as Follows:
Proceeds from Shares Sold	$24,035,440	$2,761,167	$14,509,132	$119,300,083
Proceeds from Reinvestment of Distributions	—	—	—	—
Payment for Shares Redeemed	(3,692,167)	(3,208,236)	(117,661,765)	(215,208,135)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$20,343,273	$(447,069)	$(103,152,633)	$(95,908,052)

Transactions in Shares of Each of the Funds Were as Follows:
Sold	2,484,197	352,819	683,207	6,748,415
Issued in Reinvestment of Distributions	—	—	—	—
Redeemed	(385,018)	(392,692)	(5,559,338)	(11,659,100)

Net Increase (Decrease) in Shares of the Fund	2,099,179	(39,873)	(4,876,131)	(4,910,685)

	Strong U.S. Emerging Growth Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Capital Share Transactions of the Fund Were as Follows:
Proceeds from Shares Sold	$23,807,206	$80,614,500
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(38,602,972)	(70,723,291)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(14,795,766)	$9,891,209

Transactions in Shares of the Fund Were as Follows:
Sold	1,548,817	6,579,270
Issued in Reinvestment of Distributions	—	—
Redeemed	(2,550,536)	(5,686,579)

Net Increase (Decrease) in Shares of the Fund	(1,001,719)	892,691

63

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

	Strong Enterprise Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)	(Note 1)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$45,462,458	$57,913,922
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(40,911,038)	(108,083,036)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	4,551,420	(50,169,114)

INSTITUTIONAL CLASS
Proceeds from Shares Sold	2,169,214	2,440,911
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(469,348)	(571,699)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,699,866	1,869,212

ADVISOR CLASS
Proceeds from Shares Sold	276,543	794,357
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(305,963)	(860,789)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(29,420)	(66,432)

CLASS K
Proceeds from Shares Sold	4,719,061	27,685,600
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(25,868,345)	(3,466,148)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(21,149,284)	24,219,452

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(14,927,418)	$(24,146,882)

64

	Strong Enterprise Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)	(Note 1)
Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	2,063,831	3,153,308
Issued in Reinvestment of Distributions	—	—
Redeemed	(1,814,990)	(5,809,732)

Net Increase (Decrease) in Shares	248,841	(2,656,424)

INSTITUTIONAL CLASS
Sold	95,826	124,525
Issued in Reinvestment of Distributions	—	—
Redeemed	(20,227)	(27,868)

Net Increase (Decrease) in Shares	75,599	96,657

ADVISOR CLASS
Sold	12,048	41,765
Issued in Reinvestment of Distributions	—	—
Redeemed	(13,639)	(42,658)

Net Increase (Decrease) in Shares	(1,591)	(893)

CLASS K
Sold	205,342	1,484,422
Issued in Reinvestment of Distributions	—	—
Redeemed	(1,118,121)	(174,720)

Net Increase (Decrease) in Shares	(912,779)	1,309,702

65

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

	Strong Growth 20 Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:
INVESTOR CLASS
Proceeds from Shares Sold	$10,835,009	$215,730,444
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(118,943,301)	(208,651,373)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(108,108,292)	7,079,071
ADVISOR CLASS
Proceeds from Shares Sold	328,416	1,330,952
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(1,746,979)	(3,819,394)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,418,563)	(2,488,442)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(109,526,855)	$4,590,629

Transactions in Shares of Each Class of the Fund Were as Follows:
INVESTOR CLASS
Sold	822,774	20,382,621
Issued in Reinvestment of Distributions	—	—
Redeemed	(9,101,501)	(18,867,469)

Net Increase (Decrease) in Shares	(8,278,727)	1,515,152

ADVISOR CLASS
Sold	24,919	116,482
Issued in Reinvestment of Distributions	—	—
Redeemed	(133,541)	(323,340)

Net Increase (Decrease) in Shares	(108,622)	(206,858)

66

	Strong Growth Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$56,742,109	$195,543,770
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(236,525,549)	(449,810,001)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(179,783,440)	(254,266,231)

INSTITUTIONAL CLASS
Proceeds from Shares Sold	22,091,129	97,951,922
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(53,111,151)	(53,916,690)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(31,020,022)	44,035,232

ADVISOR CLASS
Proceeds from Shares Sold	733,051	4,568,184
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(2,759,747)	(7,899,492)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,026,696)	(3,331,308)

CLASS C
Proceeds from Shares Sold	450	385,777
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(108,600)	(48,846)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(108,150)	336,931

CLASS K
Proceeds from Shares Sold	19,376,390	51,582,602
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(14,481,619)	(19,995,565)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	4,894,771	31,587,037

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(208,043,537)	$(181,638,339)

67

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

	Strong Growth Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	3,212,000	13,337,882
Issued in Reinvestment of Distributions	—	—
Redeemed	(13,402,364)	(28,947,288)

Net Increase (Decrease) in Shares	(10,190,364)	(15,609,406)

INSTITUTIONAL CLASS
Sold	1,216,818	6,457,458
Issued in Reinvestment of Distributions	—	—
Redeemed	(2,902,941)	(3,285,692)

Net Increase (Decrease) in Shares	(1,686,123)	3,171,766

ADVISOR CLASS
Sold	41,717	304,356
Issue	—	—
Redeemed	(156,144)	(503,466)

Net Increase (Decrease) in Shares	(114,427)	(199,110)

CLASS C
Sold	26	25,570
Issue	—	—
Redeemed	(6,270)	(2,959)

Net Increase (Decrease) in Shares	(6,244)	22,611

CLASS K
Sold	1,085,486	3,430,845
Issue	—	—
Redeemed	(804,689)	(1,204,449)

Net Increase (Decrease) in Shares	280,797	2,226,396

68

	Strong Large Company Growth Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)	(Note 1)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$25,746,097	$71,224,694
Proceeds from Reinvestment of Distributions	—	12,085
Proceeds from Redemption Fees	34,733	30,740
Payment for Shares Redeemed	(31,943,658)	(31,528,112)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(6,162,828)	39,739,407

CLASS K
Proceeds from Shares Sold	3,111,092	1,000,551
Proceeds from Reinvestment of Distributions	—	—
Proceeds from Redemption Fees	847	626
Payment for Shares Redeemed	(229,016)	(28,718)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	2,882,923	972,459

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(3,279,905)	$40,711,866

Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	1,865,814	5,804,010
Issued in Reinvestment of Distributions	—	1,118
Redeemed	(2,307,476)	(2,514,076)

Net Increase (Decrease) in Shares of the Fund	(441,662)	3,291,052

CLASS K
Sold	220,452	78,792
Issued in Reinvestment of Distributions	—	—
Redeemed	(16,621)	(2,190)

Net Increase (Decrease) in Shares of the Fund	203,831	76,602

9.	Legal and Regulatory Matters

On or about May 20, 2004, the Advisor, the Administrator, and the Distributor (collectively, “Strong”), former chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions. The settlements require the Advisor to pay $40 million in investor restoration and $40 million in civil penalties. The settlements require Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. The NYAG settlement also requires Strong to reduce fees for all Funds (except money market funds and certain very short-term income funds) by an aggregate of at least $7 million a year for five years. Separately, the Board of Directors of the Strong Funds and the Advisor have agreed that the Advisor may

69

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

allocate such fee and/or expense reductions in a manner it deems reasonable, provided that (i) each applicable Fund shall participate in such fee reduction, (ii) each Fund that was impacted by market timing related to the settlements shall receive a fee reduction of at least 0.025% each year, (iii) such fee reduction shall be taken after giving effect to all waivers and reimbursements currently in effect, and (iv) fees and expenses shall not subsequently be increased without prior Board approval. Additionally, the settlements require, among other things: 1) retention of an independent consultant to develop a payment plan for the amount of investor restoration; 2) the services of an independent compliance consultant to conduct a periodic review of Strong’s compliance policies and procedures; and 3) enhanced corporate governance policies for the Strong Funds. The NYAG settlement also requires: 1) the retention of a senior officer to assist the Board in monitoring compliance and reviewing fee arrangements; and 2) additional fee disclosure to investors in the Funds. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings. Strong has not yet determined if the investor restoration or civil penalties will create any financial benefit to the Strong Funds.

Strong has received one or more subpoenas or requests for information from the West Virginia Attorney General and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Strong is aware of multiple outstanding class and derivative actions (“Actions”) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their officers and directors as defendants in certain federal and state courts with respect to factual matters referenced in the NYAG settlement.

On February 20, 2004 and June 15, 2004, the United States Judicial Panel for Multi District Litigation (“MDL”) ordered the transfer of all but one of the Actions to the District of Maryland so those cases involving Strong could be coordinated and consolidated into one or two actions covered by a single complaint (“MDL Consolidated Actions”). A single Wisconsin state court Action involving Strong was not removed to the District of Maryland court. The District of Maryland court has since appointed co-chairs/chief administrative counsel for the plaintiffs in the actions involving all of the fund families before it. It has also appointed a lead plaintiff and lead plaintiff’s counsel for the actions involving each individual fund family, including Strong. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Strong expects that the MDL Consolidated Actions will allege the same types of violations of law and seek the same forms of damages and remedies as did the numerous prior Actions. Certain state Actions will not be consolidated into the MDL Consolidated Actions and proceedings in these state court Actions may be stayed or proceed independently of the MDL Consolidated Actions.

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds, and are not likely to materially affect Strong’s ability to provide investment management services to its clients, including the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.

10.	Pending Acquisition

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) to acquire assets of SFC and certain of its affiliates, including the Advisor. As part of the proposed transaction, SFC will be seeking approval from the Board of Directors of the Strong Funds (“Board”) on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds and a merger of those funds into the Wells Fargo Funds family of mutual funds.

The mergers, which are anticipated to close in the first quarter of 2005, are subject to a number of conditions, including approval by the Board and shareholders of the Strong Funds.

70

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 71 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an automotive systems and facility management company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services) since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc. from 1992 to April 2000, and Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 to October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

71

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Assistant Executive Vice President of Strong Capital Management, Inc. (the “Advisor”) since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc. since April 2001; Vice President of Strong Investor Services, Inc. since December 2001; and Marketing Services Manager of Strong Investments, Inc. (the “Distributor”) from November 1998 to April 2001.

Phillip O. Peterson (DOB 12-5-44), Independent President of the Strong Funds since January 2004.

Mr. Peterson was a mutual fund industry consultant from August 1999 to December 2003; Partner of KPMG LLP from 1981 to July 1999; Director of The Hartford Group of Mutual Funds (71 funds) since 2002; and Director of the Fortis Mutual Fund Group (38 funds) from 2000 to 2002.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to February 2003; Secretary of Strong Financial Corporation since February 2003; Assistant Executive Vice President of the Advisor since December 2001; Chief Legal Officer of the Advisor since February 2003; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of the Distributor since November 2001; Secretary of the Distributor since July 2000; Vice President and Chief Compliance Officer of the Distributor from July 2000 to December 2003; Lead Counsel of the Distributor from July 2000 to November 2001; Vice President of Strong Investor Services, Inc. since December 2001; Assistant Secretary of Strong Investor Services, Inc. from December 2001 to May 2003; Secretary of Strong Investor Services, Inc. since May 2003; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc. since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. since October 1993; Executive Vice President of Strong Investor Services, Inc. since July 2001; Secretary of Strong Investor Services, Inc. from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; and Senior Vice President of the Advisor from February 1998 to April 2001.

Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik’s address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

72

NOTES

73

NOTES

74

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Phillip O. Peterson, Independent President

Thomas M. Zoeller, Vice President

Richard W. Smirl, Vice President and Secretary

Gilbert L. Southwell III, Assistant Secretary

John W. Widmer, Treasurer

Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee,Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee,Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee,Wisconsin 53201

Independent Accountants

PricewaterhouseCoopers LLP

100 East Wisconsin Avenue, Milwaukee,Wisconsin 53202

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee,Wisconsin 53202

Strong Investments

P.O. Box 2936    |    Milwaukee, WI 53201

To learn more about our funds, discuss an existing

account, or conduct a transaction, call 1-800-368-3863

or visit www.Strong.com.

Please carefully consider a fund’s investment objectives,

risks, charges, and expenses before investing. For this

and other information, call us or visit our web site for

a free prospectus. Please read it carefully before you

invest or send money.

To receive a free copy of the policies and procedures

the funds use to determine how to vote proxies relating

to portfolio securities, or to receive a free copy of a fund’s proxy voting record for the most recent 12-month period

ending on June 30, call 1-800-368-3863, or visit the

Securities and Exchange Commission’s web site

at www.sec.gov.

If you are a Financial Professional, call 1-800-368-1683.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT45366 08-04

SGRO/WH2150 06-04

Item 1.    Reports to Shareholders

Semiannual Report    |    June 30, 2004

Strong

Core

Funds

Strong Balanced Fund

Strong Large Cap Core Fund

Strong Growth and Income Fund

Strong Opportunity Fund

Semiannual Report    |    June 30, 2004

Strong

Core

Funds

Market Update From Dick Weiss January 1, 2004, to June 30, 2004

Uncertainty is the Enemy

In our last report back in January, the overall U.S. economy displayed definite signs of strengthening — job growth was gaining momentum, and consumer confidence was on the rise. There was some muffled muttering about deflation, but it lacked enough conviction to cause alarm. All in all, it looked like a relatively promising picture.

Six months out, things seem not quite so sanguine. Fears of inflation have replaced the whispers of deflation, and the Federal Reserve has begun what doubtless will be a series of rate hikes well into 2005. While the overall economy has exceeded expectations, the good news on that front has not been sufficient to overshadow a host of uncertainties in the military and political worlds.

Before we address those uncertainties, let’s devote a moment to the topic of inflation. In the history of markets, there seems to be a point at which a rising rate of inflation causes the market’s price-to-earnings ratios to contract. Historically, that point would be around seven percent. While it seems highly unlikely that the inflation rate is going to get anywhere near that mark in the foreseeable future, there is some suggestion that nowadays, because of the way the Consumer Price Index is calculated, that number could be closer to five percent. If that is indeed a more realistic calculation, it’s possible that we could hit five percent inflation and a negative impact on stock valuations.

In my estimation though, the prospect for serious inflation pales in comparison to other uncertainties currently plaguing the market (e.g., the outcome of the U.S. presidential race this fall and the continuing political fallout surrounding Iraq).

With regard to the War on Terrorism and the issue of Iraq, investors are faced every day with news that can give them pause. While the war seems to be on track, the outcome in Iraq is dependent on how rapidly that nation can defeat the insurgents and restore the rule of law now that the Iraqis themselves have taken charge. We believe that expectations may be too low in that regard.

On the political front, the market seemed to peak around the moment when Democratic candidate Senator John Kerry pulled even with President George W. Bush in the polls. Nothing makes the prospects for economic prosperity harder to decipher than a presidential race featuring two candidates with widely differing views on virtually every issue domestically and internationally. For the stock market, that spells uncertainty with a capital U.

We believe stock valuations today are neither cheap, nor particularly overvalued based upon earnings projections for 2005. They are, rather, sort of stuck somewhere in the middle. In order for stocks to start moving in a positive direction, the market needs an injection of confidence. So the relevant question becomes, in short: What needs to happen in order to inspire that sense of confidence?

The answer? In a word — clarity.

On the inflation front, we anticipate clarity will not come for some time. We expect the Federal Reserve will continue to raise rates until it gets ahead of the inflation curve. It’s unclear just how many hikes and of what magnitude will accomplish that. Nonetheless, if inflationary fears were the single biggest element of uncertainty out there today, we would feel confident that the problem could be contained.

The fate of Iraq and the outcome of the presidential election loom larger and seem far more complicated. If the public perceives that progress is being made in Iraq and democracy will indeed triumph, the market will likely anticipate the reelection of President Bush. If the daily diagnosis on Iraq is less favorable, the political uncertainty weighing on the market will continue for the next several months.

Notwithstanding all the ambiguity, we are beginning to see corners of the market where good values are emerging. Energy has been one of the more promising areas and should continue to benefit from strong fundamentals. Even in the areas of the technology sector, where we believe stocks have been chronically overvalued, values have begun to return to earth. There are even some computer software companies that look attractive to us.

In order for stocks to start moving in a positive direction, the market needs an injection of confidence.

In stock-picker parlance, what we have today is a market of individual stocks rather than — as we saw in 2003 — a rising stock market. In the former, money is a lot harder to make; in the latter, the rising tide seems to lift all issues almost indiscriminately.

We believe the market should continue this year’s trend, which is a much more value- and fundamentals-oriented market. Make no mistake: this is not a “story” market where people dream about distant possibilities and, on the strength of those illusions, stocks soar to 100 times earnings. This is a market where, if you do your homework and stick to what is real rather than imagined, we think you can discover common stocks worth owning.

Given all the uncertainty that exists in the world, there are practical limits to just how high the market can go. But with an economy that continues to show strength and interest rates still on the low side, there are also practical limits to how low the market can go. That environment should favor professional investors who exhibit good discipline in both their buy and sell decisions.

One final piece of practical advice: when uncertainty is the order of the day, resist doing anything dramatic with your money. Sometimes the “muddle-through” approach proves best.

. . .if you do your homework and stick to what is real rather than imagined, we think you can uncover common stocks worth owning.

Richard T.Weiss

Vice Chairman

Strong Financial Corporation

Strong Balanced Fund

The Strong Balanced Fund underperformed its broad-based benchmark during the first half of 2004. For the six months ended June 30, 2004, the Fund returned 1.49% compared with a return of 3.44% for the S&P 500 Index. A balanced benchmark, the 60/40 Balanced Fund Index (which blends a 60% weighting in the S&P 500 Index with a 40% weighting in the Lehman Brothers Intermediate U.S. Government/Credit Bond Index), returned 2.03% for the same period.

In its equity position, the Fund focuses on the largest-capitalization stocks in the market, which hurt performance as the smaller stocks within the index outperformed their larger counterparts. The Fund’s fixed-income allocation hurt its returns relative to the S&P 500 Index, as returns in the fixed-income market generally trailed those of the index.

Many factors drove performance

Performance was mixed during the period. The Fund was stronger in the second quarter than in the first, primarily because larger, higher-quality stocks that are this Fund’s focus performed better at that time.

Throughout the period, there were many signs of continued economic and corporate profit growth. We, therefore, positioned the Fund with a cyclical orientation; that is, we emphasized sectors and companies that could benefit most from this macroeconomic tailwind. With this approach, we had larger weightings in capital goods, technology, and advertising-related companies.

Our capital goods stocks made a positive contribution to the Fund’s performance. While there were some signs of increased corporate spending on technology, this trend was not as pronounced as many had hoped. In spite of what was a difficult period for the tech area, our stock picking contributed positively to our returns. Stocks like Broadcom Corporation, a semiconductor company involved in many of the new high growth areas of broadband and wireless communication, had a positive return for the period. Within the advertising arena, stock performance was mixed; while some companies were able to capitalize on the economic strength that bolstered ad spending and even gain additional market share, others, such as media giant Viacom, simply were not able to keep up with changing industry dynamics.

We positioned the fixed-income portion of the portfolio with a slightly shorter duration than its benchmark for much of the period. This means that the Fund’s fixed-income position was somewhat less vulnerable to the negative impact of rising interest rates. As interest rates rose in anticipation of further economic growth and action from the Federal Reserve, this part of the Fund was able to be somewhat resilient; the positioning had a modestly positive impact on the Fund’s performance relative to the balanced benchmark.

Our approach to equities

Beyond positioning the Fund in sectors that we believed would benefit from the stronger economy, we also employed screening techniques that focused on earnings growth and valuation. We used these techniques to identify companies that had solid potential, but were not yet fully exploiting it. This process, which is part of our ongoing investment strategy, includes an analysis of a company’s end market, its competitive environment, and its ability to meet or exceed stated financial goals.

One of the companies that made it through this evaluation was Internet-based leader Yahoo!. Yahoo! was a major beneficiary of the increased use of high-speed data access, as well as the popularity of its on-line search and marketing services. Traditional advertisers have begun to take note of the Internet’s ability to deliver potential customers from the right demographic groups to providers of appropriate products and services. Yahoo!’s share of the corporate advertising budget is still currently in the low single digits; as advertisers seek out distinctive advertising channels, we believe that share should continue to grow.

A moderately positive outlook

At this point, our outlook is one of cautious optimism. While this Fund’s focus on high-quality, large-capitalization stocks put it at a disadvantage during the period, we do not intend to move away from this approach. The economy continues to grow, as do corporate profits. The presidential election, interest-rate hikes from the Federal Reserve, and turmoil in the Middle East could all hurt equity performance in the coming months.

The fixed-income portion of the portfolio could come under continued pressure if the Fed raises short-term interest rates further, as many anticipate they may. The Fed’s stated willingness to move at a measured pace suggests that drastic hikes are not on the horizon, however.

It is impossible to ignore that the economy has continued to expand and drive corporate earnings growth. So while the environment may not be as positive as it was at this point last year, we are confident the opportunity for attractive returns remains.

Thank you for your investment in the Strong Balanced Fund.

Rimas Milaitis	Bradley D. Doyle
Portfolio Co-Manager	Portfolio Co-Manager

2

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Investor Class
1-year	10.19%
5-year	–1.43%
10-year	6.95%
Since Fund Inception (12-30-81)	10.71%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

Bond fund values fluctuate in response to the financial condition of individual issuers, changes in interest rates, and general market and economic conditions.

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Please consider this before investing.

Growth of an Assumed $10,000 Investment†

from 12-30-81 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.
*	The Morningstar Style Box™ reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth). For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (“S&P 500”), the 60/40 Balanced Fund Index, and the Lipper Flexible Portfolio Funds Average. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Definitions: **The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The 60/40 Balanced Fund Index is comprised of 60% S&P 500 Index and 40% Lehman Brothers Intermediate U.S. Government/Credit Bond Index. The Lipper Flexible Portfolio Funds Average is the average of all funds in the Lipper Flexible Portfolio Funds Category. These funds allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return. Source of the S&P Index and 60/40 Balanced Fund Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper. It is not possible to invest directly in an index.

3

Strong Large Cap Core Fund

Equity markets posted moderate returns in the first half of 2004, after their strong performance in 2003. In a climate of continued economic growth, the Strong Large Cap Core Fund posted a return of 2.60% for the six months ended June 30, 2004. This placed it behind its broad-based benchmark, the S&P 500 Index, which returned 3.44% for the same period.

Moderate returns prevailed

It is not unusual for stocks to take a breather following the type of large gains they saw in 2003. But that has not been the only factor that has kept equity returns moderate in the first half of this year. Questions about the resolution of the situation in Iraq, rising market interest rates and impending short-term rate hikes from the Federal Reserve, high energy prices, and the Chinese government’s actions to slow the growth of that far-reaching economy all weighed on the U.S. markets.

April was a particularly challenging month for the markets and the Fund. A sharp improvement in employment data sparked fears that the economic recovery would spark a new round of inflation and lead to substantially higher interest rates. At that point, it was not clear when, and by how much, the Federal Reserve might raise rates, which exacerbated our concerns. Because this Fund has significant positions in financial stocks — the largest sector in the S&P 500 — it was particularly susceptible to interest-rate concerns. Investors’ fears were overblown, we believe, driven more by emotion than by any truly serious problems in the economy.

Investor sentiment began to improve somewhat near the end of May, as the market once again focused its attention on the good news regarding strong corporate profits and new job creation. Equities in the portfolio that had been hurt by investors’ concerns in April had largely stabilized and recovered by the end of the period. When the Fed acted to raise short-term rates by a quarter percentage point at the end of June, the modest move was widely anticipated.

Factors in our performance

The Fund’s positions in energy stocks contributed positively to our performance for the period. Our emphasis in this sector was on the large integrated oil companies, which benefited from higher demand for oil, strong margins on refining operations, and low debt levels that helped to mute the impact of rising interest rates.

In our assessment, energy companies remain reasonably priced. Many projections of their earnings — and thus estimates of appropriate valuations — are based on an assumption that oil prices may decline significantly in coming months; we are not convinced that prices will in fact drop soon. Should they stay at more elevated levels, these companies’ earnings could rise further. We are confident that even at these higher levels, oil prices are not so high as to put a severe crimp in economic growth. Energy consumption per unit of Gross Domestic Product (GDP) is dramatically lower than it was in the 1970s, indicating a level of efficiency that allows the economy to absorb higher prices.

As its name suggests, this Fund focuses on large-capitalization stocks; its median market capitalization typically exceeds that of the S&P 500. That orientation hurt performance in the period, as smaller companies generally outperformed larger-cap stocks.

Looking ahead

We anticipate that economic growth will continue at a healthy, sustainable pace in the coming months, helping to foster more positive investor sentiment as well. Corporate earnings have been strong, and we believe there is every reason they will continue to be so. Including the fourth quarter of 2003, the S&P 500 companies have experienced two consecutive quarters of year-over-year earnings growth well in excess of 20%, with another similar gain expected for the second quarter of 2004.

Although equity markets have been moving in a narrow trading range for most of the year to date, we anticipate that this may change in the second half. Among the factors that could help to bump stocks higher are positive news regarding corporate earnings, job creation, and economic activity.

Thank you for your investment in the Strong Large Cap Core Fund.

Karen E. McGrath
Portfolio Manager

4

Fund Highlights

Average Annual Total Returns

as of 6-30-04

Investor Class
1-year	16.05%
5-year	–3.01%
Since Fund Inception (6-30-98)	1.52%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

Growth of an Assumed $10,000 Investment†

from 6-30-98 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

*	The Morningstar Style Box™ reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (“S&P 500”) and the Lipper Large-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Information: From time to time, the Fund’s performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund’s asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Definitions: **The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Core Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper. It is not possible to invest directly in an index.

5

Strong Growth and Income Fund

The Strong Growth and Income Fund Investor Class posted positive results for the first half of 2004, though it somewhat underperformed its broad-based benchmark, the S&P 500 Index. For the six months ended June 30, 2004, the Fund produced a return of 2.45%, while the S&P 500 returned 3.44% for the same period. The Fund’s focus on the largest-capitalization stocks available in the marketplace contributed to this underperformance, as the smaller companies within the index continued to outperform.

Positioning for a stronger economy

Performance was mixed during the period. The Fund was stronger in the second quarter than in the first, primarily because the larger, higher-quality stocks that are this Fund’s focus performed better at that time.

Throughout the period, there were many signs of continued economic and corporate profit growth. We, therefore, positioned the Fund with a cyclical orientation; that is, we emphasized sectors and companies that could benefit most from this macroeconomic tailwind. With this approach, we had larger weightings in capital goods, technology, and advertising-related companies.

Our capital goods stocks made a positive contribution to the Fund’s performance. Holdings in this area included Danaher Corporation, Tyco International, and 3M. While there were some signs of increased corporate spending on technology, this trend was not as pronounced as many had hoped. In spite of what was a difficult period for the tech area, our stock picking contributed positively to our returns. Stocks like Broadcom Corporation, a semiconductor company involved in many of the new high growth areas of broadband and wireless communication, had a positive return for the period. Within the advertising arena, stock performance was mixed; while some companies were able to capitalize on the economic strength that bolstered ad spending and even gain additional market share, others, such as media giant Viacom, simply were not able to keep up with changing industry dynamics.

Screening for stronger stocks

Beyond positioning the Fund in sectors that we believed would benefit from the stronger economy, we also employed screening techniques that focused on earnings growth and valuation. We used these techniques to identify companies that had solid potential but were not yet fully exploiting it. This process, which is part of our ongoing investment strategy, includes an analysis of a company’s end market, its competitive environment, and its ability to meet or exceed stated financial goals.

Companies that made it through this evaluation included Internet-based leader Yahoo! and industrial company Tyco International. These stocks both benefited from the strength in the economy, but their financial returns were influenced by very different factors.

Yahoo! was a major beneficiary of the increased use of high-speed data access, as well as the popularity of its on-line search and marketing services. Traditional advertisers have begun to take note of the Internet’s ability to deliver potential customers from the right demographic groups to providers of appropriate products and services. Yahoo!’s share of the corporate advertising budget is still currently in the low single digits; as advertisers seek out distinctive advertising channels, we believe that share should continue to grow.

Tyco International was a turnaround story. The company was and still is involved in a highly publicized legal battle. What can be lost in the controversy is that it appears previous management brought together a collection of well-positioned businesses that simply weren’t being managed to their best advantage. New management came in and cleaned up the balance sheet, modified overly aggressive financial targets, and began to rebuild investor confidence in the company. We now believe management has put the company on a clear growth path. By recognizing the capability of the new management, taking note of the intrinsic value of the company’s varied operations, and identifying its underutilization of assets, we were able to purchase this stock in a timely fashion, with positive results for the portfolio.

Our outlook for the second half of 2004

At this point, our outlook is one of cautious optimism. While this Fund’s focus on high-quality, large-capitalization stocks put it at a disadvantage during the period, we do not intend to move away from this approach. The economy continues to grow, as do corporate profits. The Presidential election, interest-rate hikes from the Federal Reserve, and turmoil in the Middle East could all hurt equity performance in the coming months. Nonetheless, it is impossible to ignore that the economy has continued to expand and spur on earnings growth, which in turn can drive stock prices upward. So while the environment may not be as positive as it was at this point last year, we are confident the opportunity for attractive returns remains.

Thank you for your investment in the Strong Growth and Income Fund.

Rimas Milaitis
Portfolio Manager

6

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Investor Class
1-year	16.02%
5-year	–3.51%
Since Fund Inception (12-29-95)	9.49%

Institutional Class[1]
1-year	16.78%
5-year	–2.96%
Since Fund Inception (12-29-95)	9.85%

Advisor Class[2]
1-year	16.01%
5-year	–3.58%
Since Fund Inception (12-29-95)	9.33%

Class K3
1-year	16.41%
5-year	–3.31%
Since Fund Inception (12-29-95)	9.62%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

Growth of an Assumed $10,000 Investment†

from 12-29-95 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.
*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (“S&P 500”) and the Lipper Large-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Performance Information: 1The performance of the Institutional Class shares prior to 2-29-00 is based on the Fund’s Investor Class shares’ performance and has not been restated for the lower expense ratio of the Institutional Class shares.

[2]	The performance of the Advisor Class shares prior to 2-29-00 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares.
[3]	The performance of the Class K shares prior to 12-31-01 is based on the Fund’s Investor Class shares’ performance and has not been restated for the lower expense ratio of the Class K shares.
Please consult a prospectus for information about all share classes.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Definitions: **The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Large-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Core Funds Category. Source of the S&P index data is Standard & Poor’s Micropal. Source of the Lipper index data is Lipper Inc. It is not possible to invest directly in an index.

7

Strong Opportunity Fund

The Strong Opportunity Fund offered solid performance for the first half of 2004. The Fund’s Investor Class shares posted a return of 8.14% for the six months ended June 30, 2004, while its broad-based benchmark, the Russell Midcap Index, returned 6.67% for the same period.

An uncertain environment

The consensus opinion at the start of the year was that equities would be strong in the first half of the year and flat in the second half due to the uncertainty that a presidential election normally brings. But we know from history that things rarely go according to plan, and we did not need to wait for the second half for the uncertainty to take hold. However, we continue to be optimistic, as there are many factors pointing to a positive economic environment.

An improving economy is favorable for equities in general and our style of investing in particular. Over the first half of the year, we continued to find reasonably priced companies in many sectors that are experiencing good rates of growth.

During the first half of 2004, the Fund benefited from our holdings in the energy and distribution sectors, which we had overweighted relative to the benchmark. Our health care holdings, which were skewed toward the biotechnology and medical technology areas, also contributed positively to performance. One area of disappointment was our overweighting in media, an industry that came under a number of pressures that hurt stock valuations.

An intensive research process

The Fund’s over- and under-weightings relative to the benchmark were the result of where our investment process finds value in the market. A key step in this process is determining a private market value (PMV) for a company we are considering — that is, determining the price we would be willing to pay if we were acquiring the whole company. We look for companies whose current stock valuations are between 50% and 60% of their private market value.

This process is research-intensive. We spend much of our time talking to and visiting with the management teams of the companies we own or in which we are interested in investing. These conversations help us to understand the company, its management strategy, and the industry in which it competes.

An example of private market value at work

Biogen Idec is a biotech company that we added to the Fund in mid-2003 (when it was known as Biogen). At the time, it had an approved Multiple Sclerosis (MS) drug, Avonex, and was also developing new drugs. The market was fearful that Avonex sales would lose ground to new competition and was not giving the company credit for the drugs it had in the developmental stage. In November 2003, Biogen merged with IDEC Pharmaceuticals, a company we knew well but didn’t own. We were able to meet with the management shortly after the merger and saw potential for greater cost-cutting than the market anticipated; more important, the research we had done on Antegren (a new class of drug the company has in development for MS) appeared positive. From this work, we determined that the merged company was trading at 50% to 55% of its PMV.

Our work paid off. On June 28, the Food and Drug Administration granted Biogen Idec a priority review of Antegren. This move does not ensure approval of the drug, but it does accelerate the timeline and means the drug is likely to be approved and on the market sooner then our model expects. The stock’s price neared 90% of our PMV by the end of the second quarter, and we began taking profits.

Optimism tempered by uncertainty

Although uncertainties remain, we are optimistic as we look ahead to the rest of 2004 with respect to both the economy and the equity market. We continue to find new names that fit within our investment style and that we believe can help the Fund to outperform over the longer term.

We intend to continue to focus on those factors that are within our control: sticking to our time-tested investment style, diversifying the Fund within industry groups to manage our risk, and striving to bring you investment results of which we will be proud.

We thank you for your continued investment and confidence in the Strong Opportunity Fund.

Richard T. Weiss	Ann M. Miletti
Portfolio Co-Manager	Portfolio Co-Manager

8

Fund Highlights

Average Annual Total Returns

As of 6-30-04

Investor Class
1-year	27.95%
5-year	4.71%
10-year	12.69%
Since Fund Inception (12-31-85)	15.15%

Advisor Class[1]
1-year	27.72%
5-year	4.46%
10-year	12.37%
Since Fund Inception (12-31-85)	14.81%

Class K2
1-year	28.19%
5-year	4.80%
10-year	12.73%
Since Fund Inception (12-31-85)	15.17%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

Growth of an Assumed $10,000 Investment†

from 12-31-85 to 6-30-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.
*	The Morningstar Style BoxTM reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).
†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap® Index and the Lipper Multi-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Performance Information: 1The performance of the Advisor Class shares prior to 02-24-00, is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares.

[2]	The performance of the Class K shares prior to 8-30-02 is based on the Fund’s Investor Class shares’ performance, and has not been restated for the lower expense ratio of the Class K shares.
Please consult a prospectus for information about all share classes.

Fee Waivers: From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 6-30-04, there are waivers and/or absorptions in effect.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Definitions: **The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Multi-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Core Funds Category. Source of the Russell Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper. It is not possible to invest directly in an index.

9

SCHEDULES OF INVESTMENTS IN SECURITIES	June 30, 2004 (Unaudited)

STRONG BALANCED FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 65.3%
Aerospace - Defense 1.4%
The Boeing Company	11,100	$567,099
General Dynamics Corporation	9,300	923,490
Northrop Grumman Corporation	15,000	805,500

		2,296,089
Aerospace - Defense Equipment 0.3%
Goodrich Corporation (h)	15,500	501,115
Banks - Money Center 4.1%
Bank of America Corporation	26,350	2,229,737
The Bank of New York Company, Inc.	20,900	616,132
Citigroup, Inc.	54,000	2,511,000
J.P. Morgan Chase & Company	29,700	1,151,469

		6,508,338
Banks - Super Regional 2.0%
Bank One Corporation	11,300	576,300
Mellon Financial Corporation	10,600	310,898
U.S. Bancorp	31,100	857,116
Wells Fargo & Company	25,400	1,453,642

		3,197,956
Beverages - Alcoholic 0.5%
Anheuser-Busch Companies, Inc.	15,000	810,000
Chemicals - Basic 0.3%
The Dow Chemical Company	10,900	443,630
Commercial Services - Miscellaneous 0.9%
Automatic Data Processing, Inc.	16,300	682,644
Paychex, Inc.	20,100	680,988

		1,363,632
Commercial Services - Staffing 0.5%
Manpower, Inc.	16,500	837,705
Computer - Data Storage 0.2%
EMC Corporation (b)	28,000	319,200
Computer - IT Services 1.0%
Accenture, Ltd. Class A (b)	16,600	456,168
International Business Machines Corporation	12,400	1,093,060

		1,549,228
Computer - Local Networks 1.4%
Cisco Systems, Inc. (b)	94,800	2,246,760
Computer - Manufacturers 0.6%
Dell, Inc. (b)	25,800	924,156
Computer - Peripheral Equipment 0.6%
Lexmark International, Inc. Class A (b)	10,600	1,023,218
Computer - Software Design 0.4%
Autodesk, Inc.(h)	13,400	573,654
Computer Software - Desktop 2.1%
Microsoft Corporation	118,900	3,395,784
Computer Software - Enterprise 1.0%
Mercury Interactive Corporation (b) (h)	11,100	553,113
SAP AG Sponsored ADR	25,400	1,061,974

		1,615,087
Computer Software - Security 0.2%
Symantec Corporation (b)	7,800	341,484
Cosmetics - Personal Care 2.6%
Avon Products, Inc.	23,900	$1,102,746
The Gillette Company	23,100	979,440
LIFE TIME FITNESS, Inc. (b)	200	4,200
The Procter & Gamble Company	38,000	2,068,720

		4,155,106
Diversified Operations 5.6%
E.I. Du Pont de Nemours & Company	9,100	404,222
General Electric Company	124,200	4,024,080
Honeywell International, Inc.	23,200	849,816
3M Co.	12,300	1,107,123
Tyco International, Ltd. (h)	65,100	2,157,414
United Technologies Corporation	4,900	448,252

		8,990,907
Electronics - Contract Manufacturing 0.4%
Flextronics International, Ltd. (b)	37,000	590,150
Electronics - Scientific Measuring 1.0%
Danaher Corporation	21,100	1,094,035
PerkinElmer, Inc.	27,200	545,088

		1,639,123
Electronics - Semiconductor Manufacturing 2.5%
Analog Devices, Inc.	8,500	400,180
Broadcom Corporation Class A (b) (h)	25,100	1,173,927
Intel Corporation	71,600	1,976,160
National Semiconductor Corporation (b) (h)	17,300	380,427

		3,930,694
Finance - Consumer/Commercial Loans 0.2%
MBNA Corporation	14,200	366,218
Finance - Investment Brokers 1.3%
The Goldman Sachs Group, Inc.	8,100	762,696
Merrill Lynch & Company, Inc.	13,100	707,138
Morgan Stanley	11,800	622,686

		2,092,520
Finance - Investment Management 0.3%
Franklin Resources, Inc.	10,000	500,800
Finance - Mortgage & Related Services 0.6%
FNMA	14,300	1,020,448
Finance - Savings & Loan 0.3%
Golden West Financial Corporation	4,700	499,845
Financial Services - Miscellaneous 1.0%
American Express Company	18,400	945,392
First Data Corporation	13,300	592,116

		1,537,508
Food - Miscellaneous Preparation 1.7%
H.J. Heinz Company	17,600	689,920
Kellogg Company	14,100	590,085
PepsiCo, Inc.	27,300	1,470,924

		2,750,929
Insurance - Diversified 1.8%
American International Group, Inc.	28,700	2,045,736
Prudential Financial, Inc.	17,300	803,931

		2,849,667
Insurance - Property/Casualty/Title 1.7%
The Allstate Corporation	20,400	949,620
Hartford Financial Services Group, Inc.	11,900	818,006
MGIC Investment Corporation	7,000	531,020
The PMI Group, Inc.	8,300	361,216

		2,659,862

10

STRONG BALANCED FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Internet - E*Commerce 0.7%
eBay, Inc. (b)	12,400	$1,140,180
Internet - Internet Content 0.8%
Yahoo! Inc. (b)	36,900	1,340,577
Leisure - Gaming/Equipment 0.6%
Station Casinos, Inc. (h)	20,900	1,011,560
Leisure - Hotels & Motels 1.0%
Marriott International, Inc. Class A	16,200	808,056
Starwood Hotels & Resorts Worldwide, Inc.	19,300	865,605

		1,673,661
Machinery - General Industrial 0.4%
Ingersoll-Rand Company Class A	8,100	553,311
Media - Books 0.3%
McGraw-Hill, Inc.	5,500	421,135
Media - Radio/TV 0.9%
The E.W. Scripps Company Class A	6,400	672,000
The Walt Disney Company	31,800	810,582

		1,482,582
Medical - Biomed/Biotech 0.5%
Biogen Idec, Inc. (b)	13,400	847,550
Medical - Drug/Diversified 1.0%
Johnson & Johnson	28,500	1,587,450
Medical - Ethical Drugs 3.1%
Elan Corporation PLC Sponsored ADR (b)	21,300	526,962
Eli Lilly & Company	6,800	475,388
Merck & Company, Inc.	22,400	1,064,000
Pfizer, Inc.	82,780	2,837,698

		4,904,048
Medical - Genetics 0.4%
Genentech, Inc. (b)	11,200	629,440
Medical - Health Maintenance Organizations 0.7%
UnitedHealth Group, Inc.	16,600	1,033,350
Medical - Products 1.6%
Biomet, Inc.	11,500	511,060
Boston Scientific Corporation (b)	20,500	877,400
St. Jude Medical, Inc. (b)	5,500	416,075
Zimmer Holdings, Inc. (b)	9,000	793,800

		2,598,335
Medical - Wholesale Drugs/Sundries 0.3%
Cardinal Health, Inc.	7,600	532,380
Medical/Dental - Services 0.5%
Quest Diagnostics, Inc. (h)	9,700	824,015
Medical/Dental - Supplies 0.3%
Becton, Dickinson & Company	9,300	481,740
Oil & Gas - Field Services 0.8%
Schlumberger, Ltd.	19,100	1,213,041
Oil & Gas - International Integrated 3.7%
ChevronTexaco Corporation	13,600	1,279,896
ConocoPhillips	13,300	1,014,657
Exxon Mobil Corporation	82,100	3,646,061

		5,940,614
Oil & Gas - Machinery/Equipment 0.4%
Baker Hughes, Inc.	17,400	655,110
Oil & Gas - United States Exploration & Production 0.4%
Anadarko Petroleum Corporation	9,700	568,420
Paper & Paper Products 0.6%
Temple-Inland, Inc. (h)	13,900	962,575
Retail - Clothing/Shoe 0.3%
The Gap, Inc.	21,800	528,650
Retail - Department Stores 0.3%
Kohl’s Corporation (b)	10,100	427,028
Retail - Drug Stores 0.4%
CVS Corporation	15,100	634,502
Retail - Home Furnishings 0.0%
Design Within Reach, Inc. (b)	200	3,286
Retail - Major Discount Chains 2.0%
Target Corporation	30,600	1,299,582
Wal-Mart Stores, Inc.	36,800	1,941,568

		3,241,150
Retail/Wholesale - Building Products 0.9%
The Home Depot, Inc.	40,300	1,418,560
Retail/Wholesale - Office Supplies 0.4%
Staples, Inc.	22,700	665,337
Soap & Cleaning Preparations 0.2%
Clorox Company	6,100	328,058
Telecom - Fiber Optics 0.4%
Corning, Inc. (b)	43,200	564,192
Telecom - Wireless Equipment 0.7%
QUALCOMM, Inc.	14,700	1,072,806
Telecommunications - Equipment 0.2%
Avaya, Inc. (b)	6,600	104,214
Lucent Technologies, Inc. (b)	70,500	266,490

		370,704
Telecommunications - Services 1.0%
SBC Communications, Inc.	32,400	785,700
Verizon Communications, Inc.	23,600	854,084

		1,639,784
Transportation - Air Freight 0.2%
FedEx Corporation	3,900	318,591
Utility - Electric Power 0.8%
Exelon Corporation	36,300	1,208,427

Total Common Stocks (Cost $92,646,174)		104,352,962

11

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	June 30, 2004 (Unaudited)

STRONG BALANCED FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Corporate Bonds 13.6%
AT&T Corporation Senior Notes, 8.05%, Due 11/15/11	$150,000	$154,221
AT&T Wireless Services, Inc. Notes, 8.125%, Due 5/01/12	250,000	289,466
Aladdin Gaming Holdings LLC/Aladdin Capital Corporation Senior Discount Notes, 13.50%, Due 3/01/10 (b) (g)	3,700,000	37,000
America Movil SA de CV Guaranteed Senior Yankee Notes, 5.50%, Due 3/01/14 (d)	250,000	230,922
Bank of America Corporation Subordinated Notes, 7.40%, Due 1/15/11	400,000	453,922
Capital One Bank Medium-Term Notes, 6.50%, Due 6/13/13	210,000	216,893
Cendant Corporation Notes, 6.25%, Due 3/15/10	100,000	106,519
CenterPoint Energy Resources Corporation Senior Notes, Series B, 7.875%, Due 4/01/13	100,000	112,071
Citigroup, Inc. Notes, 5.50%, Due 8/09/06	575,000	600,966
Citizens Communications Company Senior Notes, 8.50%, Due 5/15/06	200,000	213,174
Comcast Corporation Senior Notes, 5.85%, Due 1/15/10	250,000	261,174
Core Investment Grade Trust Pass-Thru Certificates, 4.727%, Due 11/30/07	1,000,000	1,019,959
Countrywide Home Loans, Inc. Notes, Series L, 4.00%, Due 3/22/11	520,000	485,704
Cox Communications, Inc. Notes, 4.625%, Due 6/01/13	285,000	263,543
Credit Suisse First Boston USA, Inc. Notes:
4.625%, Due 1/15/08	200,000	203,890
6.50%, Due 1/15/12	250,000	269,049
DaimlerChrysler North America Holding Corporation Guaranteed Notes, 4.05%, Due 6/04/08	100,000	98,140
DaimlerChrysler North America Holding Corporation Notes, 7.75%, Due 1/18/11	200,000	223,810
EOP Operating LP Notes, 6.75%, Due 2/15/12	350,000	376,366
European Investment Bank Yankee Notes:
3.00%, Due 6/16/08 (h)	290,000	283,461
4.625%, Due 3/01/07	500,000	516,869
FedEx Corporation Notes, 2.65%, Due 4/01/07 (d)	245,000	238,073
FirstEnergy Corporation Notes, 6.45%, Due 11/15/11	150,000	155,741
Florida Power & Light Company First Mortgage Notes, 6.875%, Due 12/01/05	110,000	116,356
Ford Motor Credit Company Notes:
6.50%, Due 1/25/07	250,000	262,836
7.00%, Due 10/01/13 (h)	300,000	303,351
7.60%, Due 8/01/05	160,000	167,541
France Telecom SA Yankee Notes, 9.00%, Due 3/01/11	350,000	406,114
General Electric Capital Corporation Notes:
2.75%, Due 9/25/06	530,000	524,977
6.50%, Due 12/10/07	250,000	271,947
General Motors Acceptance Corporation Notes, 6.875%, Due 9/15/11	370,000	379,895
Goldman Sachs Group, Inc. Senior Notes, 5.15%, Due 1/15/14 (h)	275,000	264,576
Goodrich Corporation Senior Notes, 7.625%, Due 12/15/12	100,000	112,717
Harrah’s Operating Company, Inc. Senior Notes, 5.50%, Due 7/01/10 (d)	220,000	221,381
Highwoods Realty LP Notes, 7.00%, Due 12/01/06	400,000	422,238
Household Finance Corporation Senior Notes, 5.875%, Due 2/01/09	580,000	612,872
Hutchison Whampoa International, Ltd. Guaranteed Yankee Notes, 6.25%, Due 1/24/14 (d)	200,000	194,305
Intelsat, Ltd. Senior Notes, 5.25%, Due 11/01/08	240,000	229,399
J.P. Morgan Chase & Company Subordinated Notes, 6.625%, Due 3/15/12	300,000	324,884
Kraft Foods, Inc. Notes, 5.25%, Due 10/01/13	605,000	590,475
Kroger Company Notes, 6.75%, Due 4/15/12	100,000	108,498
Liberty Media Corporation Senior Notes, 5.70%, Due 5/15/13	300,000	296,044
M&T Bank Corporation, Floating Rate Subordinated Notes, 3.85%, Due 4/01/13	250,000	245,432
Merrill Lynch & Company, Inc. Medium-Term Notes, Tranche #312, 4.00%, Due 11/15/07	200,000	200,675
MidAmerican Energy Holdings Company Senior Notes, 7.23%, Due 9/15/05	345,000	362,624
Morgan Stanley Notes:
5.30%, Due 3/01/13	200,000	197,146
5.80%, Due 4/01/07	500,000	529,052
National Rural Utilities Cooperative Finance Corporation Notes, 6.50%, Due 3/01/07 (h)	300,000	322,019
NiSource Finance Corporation Notes, 7.625%, Due 11/15/05	305,000	323,649
Norfolk Southern Corporation Senior Notes, 6.00%, Due 4/30/08	250,000	264,995
Normandy Finance, Ltd. Yankee Notes, 7.625%, Due 7/15/08 (d)	200,000	221,205
PNC Funding Corporation Subordinated Notes, 6.125%, Due 2/15/09	450,000	480,393
Principal Life Global Funding I Medium-Term Notes, Tranche #23, 3.625%, Due 4/30/08 (d)	250,000	249,083
Province of Quebec Notes, 5.00%, Due 7/17/09	335,000	344,678
Public Service Company of Colorado Corporate Notes, 7.875%, Due 10/01/12	175,000	206,893
Republic of Italy Yankee Notes, 3.625%, Due 9/14/07	300,000	299,818
Republic of South Africa Yankee Notes, 6.50%, Due 6/02/14	180,000	182,250
Rogers Cable, Inc. Senior Secured Second Priority Yankee Notes, 6.25%, Due 6/15/13	145,000	137,231
Safeway, Inc. Notes, 4.80%, Due 7/16/07	200,000	204,579
Salomon Smith Barney Holdings, Inc. Senior Notes, 5.875%, Due 3/15/06	510,000	535,059
Shaw Communications, Inc. Senior Yankee Notes, 7.20%, Due 12/15/11	315,000	327,586
Sovereign Bancorp Senior Notes, 10.50%, Due 11/15/06	150,000	171,943

12

STRONG BALANCED FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Sprint Capital Corporation Notes, 8.375%, Due 3/15/12	$250,000	$287,749
Texas Eastern Transmission Corporation Notes, 5.25%, Due 7/15/07	200,000	206,652
Time Warner Entertainment Company LP Senior Notes, 8.875%, Due 10/01/12	250,000	301,524
Travelers Property and Casualty Corporation Senior Notes, 5.00%, Due 3/15/13	150,000	145,545
Tyco International Group SA Yankee Notes, 6.00%, Due 11/15/13	120,000	123,582
UFJ Finance Aruba AEC Yankee Notes, 6.75%, Due 7/15/13	200,000	207,162
Union Pacific Corporation Notes, 5.75%, Due 10/15/07	305,000	321,081
United Mexican States Yankee Notes, 7.50%, Due 1/14/12	200,000	216,000
Valero Energy Corporation Notes, 6.875%, Due 4/15/12	215,000	234,140
Verizon Global Funding Corporation Notes, 4.375%, Due 6/01/13	300,000	275,842
Wal-Mart Stores, Inc. Notes, 4.125%, Due 2/15/11	260,000	251,301
Waste Management, Inc. Senior Notes, 6.50%, Due 11/15/08	200,000	216,355
Wells Fargo & Company Senior Notes, 5.25%, Due 12/01/07	415,000	433,342
XTO Energy, Inc. Senior Notes, 6.25%, Due 4/15/13	165,000	171,932

Total Corporate Bonds (Cost $ 22,619,833)		21,819,856

Municipal Bonds 0.6%
California GO, 6.30%, Due 10/01/07	400,000	443,000
Racine, Wisconsin Solid Waste Disposal Revenue Refunding - Republic Services Project, 3.25%, Due 12/01/37 (Mandatory Put at $100 on 4/01/09)	500,000	482,500

Total Municipal Bonds (Cost $ 931,046)		925,500

Non-Agency Mortgage & Asset-Backed Securities 2.4%
ABN AMRO Mortgage Corporation Variable Rate Pass-Thru Certificates, Series 2002-1A, Class IIA-3, 5.35%, Due 6/25/32	76,634	77,527
Asset Securitization Corporation Commercial Mortgage Pass-Thru Certificates, Series 1995-MD4, Class A-1, 7.10%, Due 8/13/29	558,160	584,908
Community Program Loan Trust Bonds, Series 1987, Class A-4, 4.50%, Due 10/01/18	1,088,955	1,087,891
FHLMC Adjustable Rate Guaranteed Mortgage Participation Certificates, 4.23%, Due 10/25/43	557,209	568,577
JP Morgan Chase Commercial Mortgage Securities Corporation Variable Rate Pass-Thru Certificates, Series 2004-C2, Class A2, 5.26%, Due 5/15/41	475,000	476,938
Residential Asset Securities Corporation Variable Rate Home Equity Mortgage Asset-Backed Pass-Thru Certificates, Series 2004-KS1, Class AI1, 1.45%, Due 9/25/20	665,795	665,915
Washington Mutual Mortgage Pass-Thru Certificates, Series 2002-AR7, Class A-6, 5.53%, Due 7/25/32	314,261	316,905

Total Non-Agency Mortgage & Asset-Backed Securities (Cost $ 3,738,675)		3,778,661

United States Government & Agency Issues 16.1%
FHLMC Adjustable Rate Guaranteed Mortgage Participation Certificates, 4.30%, Due 7/25/43	527,050	535,862
FHLMC Adjustable Rate Participation Certificates, Pool #865469, 6.114%, Due 8/01/25	191,206	195,318
FHLMC Notes:
5.50%, Due 7/15/06 (c)	150,000	157,048
5.75%, Due 3/15/09 (c)	1,115,000	1,190,593
6.00%, Due 6/15/11 (h)	800,000	860,230
FHLMC Participation Certificates:
8.00%, Due 3/01/16	391,261	418,160
10.25%, Due 3/01/15	24,153	26,804
10.50%, Due 1/01/16	3,912	4,438
FNMA Guaranteed Mortgage Adjustable Rate Pass-Thru Certificates, 6.96%, Due 1/01/07	2,055,654	2,190,563
FNMA Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Trust, 9.50%, Due 11/25/31	726,647	814,526
FNMA Guaranteed Real Estate Mortgage Investment Conduit Variable Rate Pass - Thru Certificates, Series G92-61, Class FJ, 2.902%, Due 10/25/22	78,974	79,638
FNMA Notes:
2.875%, Due 5/19/08 (h)	575,000	554,054
3.25%, Due 8/15/08 (h)	925,000	901,108
4.375%, Due 10/15/06 (c) (h)	200,000	205,180
4.625%, Due 10/15/13	955,000	921,295
5.25%, Due 6/15/06 (h)	1,500,000	1,564,142
5.50%, Due 2/15/06 (h)	2,560,000	2,671,875
5.75%, Due 2/15/08	1,000,000	1,066,462
6.00%, Due 5/15/08	1,350,000	1,455,326
FNMA TBA, 5.50%, Due 7/15/34	1,200,000	1,194,374
GNMA Guaranteed Pass-Thru Certificates, 7.50%, Due 12/15/07	193,438	201,048
United States Treasury Bonds, 11.25%, Due 2/15/15 (h)	145,000	223,742
United States Treasury Notes:
2.25%, Due 2/15/07 (h)	250,000	245,205
2.625%, Due 3/15/09 (h)	980,000	932,761
3.00%, Due 2/15/09 (h)	170,000	164,780
3.125%, Due 4/15/09 (h)	555,000	539,413
3.875%, Due 5/15/09 (h)	350,000	351,285
4.25%, Due 11/15/13 (h)	1,055,000	1,027,183
4.75%, Due 5/15/14 (h)	1,389,000	1,403,922
5.75%, Due 11/15/05	1,025,000	1,072,046
5.75%, Due 8/15/10 (h)	100,000	109,063
6.50%, Due 2/15/10 (h)	90,000	101,440
10.375%, Due 11/15/12 (h)	1,985,000	2,424,493

Total United States Government & Agency Issues (Cost $ 25,988,239)		25,803,377

13

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	June 30, 2004 (Unaudited)

STRONG BALANCED FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Short-Term Investments (a)13.8%
Collateral Received for Securities Lending 11.4%
Navigator Prime Portfolio	18,181,603	$18,181,603
Corporate Bonds 0.9%
AOL Time Warner, Inc. Notes, 5.625%, Due 5/01/05	$300,000	307,409
KN Energy, Inc. Senior Notes, 6.65%, Due 3/01/05	250,000	256,989
Kroger Company Guaranteed Notes, 7.375%, Due 3/01/05	205,000	211,507
MetLife, Inc. Debentures, 3.911%, Due 5/15/05	205,000	207,775
Pioneer National Resources Company Senior Notes, 8.875%, Due 4/15/05	200,000	209,236
Tyson Foods, Inc. Notes, 6.625%, Due 10/01/04	210,000	211,779

		1,404,695
Repurchase Agreements (e) 0.6%
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $984,821); Collateralized by: United States Government & Agency Issues	984,800	984,800
United States Government & Agency Issues 0.9%
United States Treasury Bills, Due 8/26/04 (c)	100,000	99,837
United States Treasury Notes, 1.25%, Due 5/31/05	1,300,000	1,291,368

		1,391,205

Total Short-Term Investments (Cost $21,962,716)		21,962,303

Total Investments in Securities (Cost $167,886,683) 111.8%		178,642,659
Other Assets and Liabilities, Net (11.8%)		(18,784,322)

Net Assets 100.0%		$159,858,337

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold:
18 Five-Year U.S. Treasury Notes	9/04	($1,956,375)	($10,717)
3 Ten-Year U.S. Treasury Notes	9/04	(327,984)	(3,716)

STRONG LARGE CAP CORE FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 95.1%
Apparel - Shoes & Related Manufacturing 2.2%
NIKE, Inc. Class B	1,100	$83,325
Auto Manufacturer 2.1%
Toyota Motor Corporation Sponsored ADR	1,000	81,620
Banks - Money Center 9.4%
Bank of America Corporation	1,400	118,468
Citigroup, Inc.	3,200	$148,800
J.P. Morgan Chase & Company	2,500	96,925

		364,193
Building - Resident/Commercial 9.7%
D.R. Horton, Inc.	2,850	80,940
Lennar Corporation Class A	1,800	80,496
Pulte Homes, Inc.	2,600	135,278
Standard Pacific Corporation	1,600	78,880

		375,594
Computer - Local Networks 2.8%
Cisco Systems, Inc. (b)	4,600	109,020
Computer Software - Desktop 3.0%
Microsoft Corporation	4,100	117,096
Cosmetics - Personal Care 5.5%
Avon Products, Inc.	1,700	78,438
LIFE TIME FITNESS, Inc. (b)	100	2,100
The Procter & Gamble Company	2,400	130,656

		211,194
Diversified Operations 10.0%
General Electric Company	3,200	103,680
3M Co.	1,600	144,016
Tyco International, Ltd.	4,200	139,188

		386,884
Electronics - Semiconductor Manufacturing 3.8%
Analog Devices, Inc.	1,500	70,620
National Semiconductor Corporation (b)	3,400	74,766

		145,386
Finance - Consumer/Commercial Loans 2.8%
Capital One Financial Corporation	1,600	109,408
Finance - Investment Brokers 5.1%
The Goldman Sachs Group, Inc.	1,000	94,160
Merrill Lynch & Company, Inc.	1,900	102,562

		196,722
Finance - Mortgage & Related Services 2.0%
Countrywide Financial Corporation	1,100	77,275
Internet - E*Commerce 2.9%
eBay, Inc. (b)	1,200	110,340
Internet - Internet Content 3.9%
Yahoo! Inc. (b)	4,200	152,586
Medical - Ethical Drugs 6.1%
Merck & Company, Inc.	2,400	114,000
Pfizer, Inc.	3,500	119,980

		233,980
Medical/Dental - Supplies 2.1%
Becton, Dickinson & Company	1,600	82,880
Metal Ores - Miscellaneous 2.0%
Phelps Dodge Corporation (b)	1,000	77,510
Oil & Gas - International Integrated 10.2%
Amerada Hess Corporation	1,600	126,704
ConocoPhillips	2,000	152,580
Exxon Mobil Corporation	2,600	115,466

		394,750
Oil & Gas - Refining/Marketing 2.7%
Valero Energy Corporation	1,400	103,264

14

STRONG LARGE CAP CORE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Retail - Drug Stores 2.2%
Walgreen Company	2,300	$83,283
Retail - Home Furnishings 0.0%
Design Within Reach, Inc. (b)	100	1,643
Retail/Wholesale - Building Products 2.3%
Lowe’s Companies, Inc.	1,700	89,335
Telecommunications - Wireless Equipment 2.3%
QUALCOMM, Inc.	1,200	87,576

Total Common Stocks (Cost $3,102,281)		3,674,864

Short-Term Investments (a) 4.8%
Repurchase Agreements (e)
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $185,404); Collateralized by: United States Government & Agency Issues	$185,400	185,400

Total Short-Term Investments (Cost $185,400)		185,400

Total Investments in Securities (Cost $3,287,681) 99.9%		3,860,264
Other Assets and Liabilities, Net 0.1%		2,230

Net Assets 100.0%		$3,862,494

STRONG GROWTH & INCOME FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 99.8%
Aerospace - Defense 2.2%
The Boeing Company	66,600	$3,402,594
General Dynamics Corporation	56,100	5,570,730
Northrop Grumman Corporation	90,800	4,875,960

		13,849,284
Aerospace - Defense Equipment 0.5%
Goodrich Corporation	93,100	3,009,923
Banks - Money Center 6.2%
Bank of America Corporation	158,600	13,420,732
The Bank of New York Company, Inc.	126,100	3,717,428
Citigroup, Inc.	325,600	15,140,400
J.P. Morgan Chase & Company	178,300	6,912,691

		39,191,251
Banks - Super Regional 3.1%
Bank One Corporation	68,200	3,478,200
Mellon Financial Corporation	64,300	1,885,919
U.S. Bancorp	187,600	5,170,256
Wells Fargo & Company	153,100	8,761,913

		19,296,288
Beverages - Alcoholic 0.8%
Anheuser-Busch Companies, Inc.	90,300	4,876,200
Chemicals - Basic 0.4%
The Dow Chemical Company	66,100	2,690,270
Commercial Services - Miscellaneous 1.3%
Automatic Data Processing, Inc.	97,900	4,100,052
Paychex, Inc.	121,700	4,123,196

		8,223,248
Commercial Services - Staffing 0.8%
Manpower, Inc.	99,600	5,056,692
Computer - Data Storage 0.3%
EMC Corporation (b)	169,000	1,926,600
Computer - IT Services 1.5%
Accenture, Ltd. Class A (b)	99,400	2,731,512
International Business Machines Corporation	75,000	6,611,250

		9,342,762
Computer - Local Networks 2.2%
Cisco Systems, Inc. (b)	572,000	13,556,400
Computer - Manufacturers 0.9%
Dell, Inc. (b)	155,800	5,580,756
Computer - Peripheral Equipment 1.0%
Lexmark International, Inc. Class A (b)	63,400	6,120,002
Computer - Software Design 0.5%
Autodesk, Inc.	80,600	3,450,486
Computer Software - Desktop 3.2%
Microsoft Corporation	712,900	20,360,424
Computer Software - Enterprise 1.5%
Mercury Interactive Corporation (b)	67,200	3,348,576
SAP AG Sponsored ADR	152,300	6,367,663

		9,716,239
Computer Software - Security 0.3%
Symantec Corporation (b)	46,900	2,053,282
Cosmetics - Personal Care 4.0%
Avon Products, Inc.	144,000	6,644,160
The Gillette Company	139,300	5,906,320
LIFE TIME FITNESS, Inc. (b)	1,200	25,200
The Procter & Gamble Company	228,800	12,455,872

		25,031,552
Diversified Operations 8.6%
E.I. Du Pont de Nemours & Company	55,100	2,447,542
General Electric Company	749,500	24,283,800
Honeywell International, Inc.	140,300	5,139,189
3M Co.	74,300	6,687,743
Tyco International, Ltd.	390,600	12,944,484
United Technologies Corporation	29,400	2,689,512

		54,192,270
Electronics - Contract Manufacturing 0.6%
Flextronics International, Ltd. (b)	223,000	3,556,850
Electronics - Scientific Measuring 1.6%
Danaher Corporation	126,700	6,569,395
PerkinElmer, Inc.	163,900	3,284,556

		9,853,951
Electronics - Semiconductor Manufacturing 3.7%
Analog Devices, Inc.	50,900	2,396,372
Broadcom Corporation Class A (b)	150,000	7,015,500
Intel Corporation	431,900	11,920,440
National Semiconductor Corporation (b)	103,600	2,278,164

		23,610,476

15

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	June 30, 2004 (Unaudited)

STRONG GROWTH & INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Finance - Consumer/Commercial Loans 0.3%
MBNA Corporation	85,400	$2,202,466
Finance - Investment Brokers 2.0%
The Goldman Sachs Group, Inc.	48,467	4,563,653
Merrill Lynch & Company, Inc.	78,400	4,232,032
Morgan Stanley	71,000	3,746,670

		12,542,355
Finance - Investment Management 0.5%
Franklin Resources, Inc.	60,700	3,039,856
Finance - Mortgage & Related Services 1.0%
FNMA	86,000	6,136,960
Finance - Savings & Loan 0.5%
Golden West Financial Corporation	27,900	2,967,165
Financial Services - Miscellaneous 1.5%
American Express Company	111,000	5,703,180
First Data Corporation	80,000	3,561,600

		9,264,780
Food - Miscellaneous Preparation 2.6%
H.J. Heinz Company	105,700	4,143,440
Kellogg Company	84,700	3,544,695
PepsiCo, Inc.	163,800	8,825,544

		16,513,679
Insurance - Diversified 2.7%
American International Group, Inc.	172,800	12,317,184
Prudential Financial, Inc.	103,900	4,828,233

		17,145,417
Insurance - Property/Casualty/Title 2.5%
The Allstate Corporation	122,300	5,693,065
Hartford Financial Services Group, Inc.	72,000	4,949,280
MGIC Investment Corporation	42,200	3,201,292
The PMI Group, Inc.	50,500	2,197,760

		16,041,397
Internet - E*Commerce 1.1%
eBay, Inc. (b)	74,800	6,877,860
Internet - Internet Content 1.3%
Yahoo! Inc. (b)	222,600	8,087,058
Leisure - Gaming/Equipment 1.0%
Station Casinos, Inc.	126,100	6,103,240
Leisure - Hotels & Motels 1.6%
Marriott International, Inc. Class A	94,000	4,688,720
Starwood Hotels & Resorts Worldwide, Inc.	116,900	5,242,965

		9,931,685
Machinery - General Industrial 0.5%
Ingersoll-Rand Company Class A	48,800	3,333,528
Media - Books 0.4%
McGraw-Hill, Inc.	32,700	2,503,839
Media - Radio/TV 1.4%
The E.W. Scripps Company Class A	39,100	4,105,500
The Walt Disney Company	192,200	4,899,178

		9,004,678
Medical - Biomedical/Biotechnology 0.8%
Biogen Idec, Inc. (b)	80,300	5,078,975
Medical - Drug/Diversified 1.5%
Johnson & Johnson	171,500	9,552,550
Medical - Ethical Drugs 4.7%
Elan Corporation PLC Sponsored ADR (b)	128,100	3,169,194
Eli Lilly & Company	41,600	2,908,256
Merck & Company, Inc.	135,400	6,431,500
Pfizer, Inc.	499,600	17,126,288

		29,635,238
Medical - Genetics 0.6%
Genentech, Inc. (b)	67,400	3,787,880
Medical - Health Maintenance Organizations 1.0%
UnitedHealth Group, Inc.	99,800	6,212,550
Medical - Products 2.5%
Biomet, Inc.	69,270	3,078,359
Boston Scientific Corporation (b)	124,100	5,311,480
St. Jude Medical, Inc. (b)	32,900	2,488,885
Zimmer Holdings, Inc. (b)	54,400	4,798,080

		15,676,804
Medical - Wholesale Drugs/Sundries 0.5%
Cardinal Health, Inc.	45,700	3,201,285
Medical/Dental - Services 0.8%
Quest Diagnostics, Inc.	58,000	4,927,100
Medical/Dental - Supplies 0.5%
Becton, Dickinson & Company	56,300	2,916,340
Oil & Gas - Field Services 1.2%
Schlumberger, Ltd.	115,500	7,335,405
Oil & Gas - International Integrated 5.7%
ChevronTexaco Corporation	82,000	7,717,020
ConocoPhillips	80,100	6,110,829
Exxon Mobil Corporation	495,200	21,991,832

		35,819,681
Oil & Gas - Machinery/Equipment 0.6%
Baker Hughes, Inc.	104,200	3,923,130
Oil & Gas - United States Exploration & Production 0.5%
Anadarko Petroleum Corporation	58,600	3,433,960
Paper & Paper Products 0.9%
Temple-Inland, Inc.	83,600	5,789,300
Retail - Clothing/Shoe 0.5%
The Gap, Inc.	131,700	3,193,725
Retail - Department Stores 0.4%
Kohl’s Corporation (b)	60,800	2,570,624
Retail - Drug Stores 0.6%
CVS Corporation	90,900	3,819,618
Retail - Home Furnishings 0.0%
Design Within Reach, Inc. (b)	1,200	19,716

16

STRONG GROWTH & INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Retail - Major Discount Chains 3.1%
Target Corporation	183,300	$7,784,751
Wal-Mart Stores, Inc.	220,300	11,623,028

		19,407,779
Retail/Wholesale - Building Products 1.4%
The Home Depot, Inc.	242,900	8,550,080
Retail/Wholesale - Office Supplies 0.6%
Staples, Inc.	135,600	3,974,436
Soap & Cleaning Preparations 0.3%
Clorox Company	36,500	1,962,970
Telecom - Fiber Optics 0.5%
Corning, Inc. (b)	260,100	3,396,906
Telecom - Wireless Equipment 1.0%
QUALCOMM, Inc.	88,870	6,485,732
Telecommunications - Equipment 0.4%
Avaya, Inc. (b)	40,100	633,179
Lucent Technologies, Inc. (b)	423,000	1,598,940

		2,232,119
Telecommunications - Services 1.6%
SBC Communications, Inc.	195,500	4,740,875
Verizon Communications, Inc.	142,300	5,149,837

		9,890,712
Transportation - Air Freight 0.3%
FedEx Corporation	23,200	1,895,208
Utility - Electric Power 1.2%
Exelon Corporation	219,200	7,297,168

Total Common Stocks (Cost $495,474,869)		628,228,160

Short-Term Investments (a) 0.2%
Collateral Received for Securities Lending 0.0%
Navigator Prime Portfolio	21,225	21,225
Repurchase Agreements (e)
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $1,368,929); Collateralized by: United States Government & Agency Issues	1,368,900	1,368,900

Total Short-Term Investments (Cost $1,390,125)		1,390,125

Total Investments in Securities (Cost $496,864,994) 100.0%		629,618,285
Other Assets and Liabilities, Net 0.0%		22,979

Net Assets 100.0%		$629,641,264

STRONG OPPORTUNITY FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 95.7%
Auto/Truck - Original Equipment 1.4%
Eaton Corporation	565,000	$36,578,100
Banks - Super Regional 3.4%
Comerica, Inc.	555,000	30,458,400
Mellon Financial Corporation	1,040,000	30,503,200
SouthTrust Corporation	770,000	29,883,700

		90,845,300
Building - Air Conditioning & Heating Products 1.5%
American Standard Companies, Inc. (b)	992,700	40,015,737
Building - Construction Products/Miscellaneous 2.7%
Masco Corporation	1,245,000	38,819,100
Mohawk Industries, Inc. (b)	460,000	33,731,800

		72,550,900
Building Products - Wood 1.2%
Weyerhaeuser Company	495,000	31,244,400
Chemicals - Specialty 1.9%
Praxair, Inc.	1,300,000	51,883,000
Commercial Services - Advertising 1.1%
The Interpublic Group of Companies, Inc. (b) (h)	2,225,000	30,549,250
Computer - Data Storage 1.4%
Network Appliance, Inc. (b)	1,695,000	36,493,350
Computer - IT Services 2.7%
Accenture, Ltd. Class A (b)	1,150,000	31,602,000
Computer Sciences Corporation (b)	840,000	39,001,200

		70,603,200
Computer - Manufacturers 1.1%
Sun Microsystems, Inc. (b)	6,635,000	28,795,900
Computer - Software Design 2.4%
Cadence Design Systems, Inc. (b)	2,250,000	32,917,500
Synopsys, Inc. (b)	1,130,000	32,125,900

		65,043,400
Computer Software - Financial 1.5%
DST Systems, Inc. (b) (h)	825,000	39,674,250
Computer Software - Security 1.8%
VeriSign, Inc. (b) (h)	2,425,000	48,257,500
Cosmetics - Personal Care 0.6%
LIFE TIME FITNESS, Inc. (b)	4,800	100,800
Weight Watchers International, Inc. (b)	371,300	14,532,682

		14,633,482
Electronics - Contract Manufacturing 2.4%
Flextronics International, Ltd. (b)	2,150,000	34,292,500
Sanmina-SCI Corporation (b)	3,330,000	30,303,000

		64,595,500
Electronics - Miscellaneous Components 1.7%
Molex, Inc. Class A	1,615,000	44,057,200

17

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	June 30, 2004 (Unaudited)

STRONG OPPORTUNITY FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Electronics - Parts Distributors 1.7%
W.W. Grainger, Inc.	800,000	$46,000,000
Electronics - Scientific Measuring 2.0%
Waters Corporation (b)	1,100,000	52,558,000
Electronics - Semiconductor Manufacturing 1.2%
SanDisk Corporation (b) (h)	1,454,700	31,552,443
Finance - Consumer/Commercial Loans 1.1%
CIT Group, Inc.	795,000	30,440,550
Finance - Index Tracking Fund 1.3%
iShares Trust S&P SmallCap 600 Index Fund (h)	230,000	33,856,000
Food - Dairy Products 1.4%
Dean Foods Company (b)	1,020,000	38,056,200
Household - Appliances 1.3%
Whirlpool Corporation (h)	505,000	34,643,000
Insurance - Diversified 0.7%
Genworth Financial, Inc. Class A (b) (h)	870,000	19,966,500
Insurance - Property/Casualty/Title 3.4%
ACE, Ltd.	800,000	33,824,000
MGIC Investment Corporation (h)	255,000	19,344,300
XL Capital, Ltd. Class A	500,000	37,730,000

		90,898,300
Internet - E*Commerce 1.2%
InterActiveCorp (b)	1,030,000	31,044,200
Internet - Internet Content 1.2%
CNET Networks, Inc. (b) (h)	2,800,000	30,996,000
Machinery - General Industrial 1.3%
Dover Corporation	840,000	35,364,000
Media - Cable TV 4.3%
Comcast Corporation Class A (Non-Voting) (b)	1,575,000	43,485,750
Cox Communications, Inc. Class A (b)	1,240,000	34,459,600
The DIRECTV Group, Inc. (b)	2,100,000	35,910,000
Telewest Communications PLC (GBP) (b) (i)	39,540,000	636,633

		114,491,983
Media - Diversified 1.3%
Time Warner, Inc. (b)	1,950,000	34,281,000
Media - Newspapers 1.5%
Tribune Company	875,000	39,847,500
Media - Radio/TV 3.2%
The E.W. Scripps Company Class A (h)	485,000	50,925,000
Liberty Media Corporation Class A (b)	3,415,000	30,700,850
Liberty Media International, Inc. Class A (b) (h)	130,000	4,823,000

		86,448,850
Medical - Biomedical/Biotechnology 3.4%
Biogen Idec, Inc. (b)	575,000	36,368,750
Genzyme Corporation (b) (h)	810,000	38,337,300
Protein Design Labs, Inc. (b)	865,000	16,547,450

		91,253,500
Medical/Dental - Supplies 1.2%
Apogent Technologies, Inc. (b)	1,005,000	32,160,000
Metal Ores - Gold/Silver 1.4%
Barrick Gold Corporation (h)	1,877,400	37,078,650
Metal Ores - Miscellaneous 0.6%
The RTZ Corporation PLC (GBP) (i)	615,000	14,903,342
Metal Products - Fasteners 1.3%
Illinois Tool Works, Inc.	350,000	33,561,500
Mining - Gems 0.6%
BHP Billiton PLC (GBP) (i)	1,755,000	15,369,249
Office - Equipment & Automation 1.0%
Canon, Inc. (JPY) (i)	485,000	25,916,592
Oil & Gas - Drilling 3.0%
ENSCO International, Inc. (h)	1,350,000	39,285,000
GlobalSantaFe Corporation	1,580,000	41,870,000

		81,155,000
Oil & Gas - International Integrated 1.7%
ConocoPhillips	585,000	44,629,650
Oil & Gas - Machinery/Equipment 2.1%
Weatherford International, Ltd. (b) (h)	1,230,000	55,325,400
Oil & Gas - United States Exploration & Production 3.5%
Apache Corporation (h)	1,130,000	49,211,500
Devon Energy Corporation	665,000	43,890,000

		93,101,500
Pollution Control - Services 1.5%
Waste Management, Inc.	1,280,000	39,232,000
Retail - Clothing/Shoes 4.2%
Abercrombie & Fitch Company Class A	955,000	37,006,250
Nordstrom, Inc.	885,000	37,709,850
The TJX Companies, Inc.	1,515,000	36,572,100

		111,288,200
Retail - Discount & Variety 1.4%
Dollar Tree Stores, Inc. (b)	1,385,000	37,990,550
Retail - Home Furnishings 0.0%
Design Within Reach, Inc. (b)	4,900	80,507
Retail - Major Discount Chains 1.4%
Target Corporation	905,000	38,435,350
Retail - Restaurants 1.4%
Brinker International, Inc. (b)	1,085,000	37,020,200
Retail - Super/Mini Markets 1.4%
Safeway, Inc. (b) (h)	1,440,000	36,489,600
Retail/Wholesale - Building Products 1.2%
Lowe’s Companies, Inc.	615,000	32,318,250
Retail/Wholesale - Office Supplies 1.4%
Staples, Inc.	1,235,000	36,197,850
Telecommunications - Services 1.6%
Sprint Corporation (h)	2,450,000	43,120,000

18

STRONG OPPORTUNITY FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Telecommunications - Wireless Services 1.4%
United States Cellular Corporation (b)	973,900	$37,543,845
Transportation - Airline 1.0%
Northwest Airlines Corporation Class A (b) (h)	2,350,000	26,132,000
Utility - Gas Distribution 1.1%
NiSource, Inc. (h)	1,480,000	30,517,600

Total Common Stocks (Cost $ 1,910,110,832)		2,547,085,330

Short-Term Investments (a) 5.6%
Collateral Received for Securities Lending 3.1%
Navigator Prime Portfolio	81,411,672	81,411,672
Repurchase Agreements (e) 2.5%
ABN AMRO Inc. (Dated 6/30/04), 1.40%, Due 7/01/04 (Repurchase proceeds $64,902,524); Collateralized by: United States Government & Agency Issues (e)	$64,900,000	64,900,000
State Street Bank (Dated 6/30/04), 0.75%, Due 7/01/04 (Repurchase proceeds $3,876,281); Collateralized by: United States Government & Agency Issues (e)	3,876,200	3,876,200

Total Short-Term Investments (Cost $150,187,872)		150,187,872

Total Investments in Securities (Cost $2,060,298,704) 101.3%		2,697,273,202
Other Assets and Liabilities, Net (1.3%)		(34,329,253)

Net Assets 100.0%		$2,662,943,949

CURRENCY ABBREVIATIONS

GBP — British Pound

JPY  — Japanese Yen

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.

(b)	Non-income producing security. In case of a debt security, generally denotes that the issuer has defaulted on the payment of principle or interest, the issuer has filed for bankruptcy, or the fund has halted accruing income.

(c)	All or a portion of security is pledged to cover margin requirements on open futures contracts.

(d)	Restricted security.

(e)	See Note 2(J) of Notes to Financial Statements.

(f)	All or a portion of security is when-issued.

(g)	Illiquid security.

(h)	All or a portion of security is on loan. See Note 2(K) of Notes to Financial Statements.

(i)	Security trades in foreign currency and is converted to U.S. dollars daily using current exchange rates.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

19

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2004 (Unaudited)

	(In Thousands, Except Per Share Amounts)
	Strong Balanced Fund	Strong Large Cap Core Fund
Assets:
Investments in Securities, at Value (Cost of $167,887, and $3,288, respectively)	$178,643	$3,860
Receivable for Securities Sold	1,086	—
Receivable for Fund Shares Sold	3	—
Dividends and Interest Receivable	692	1
Other Assets	38	13

Total Assets	180,462	3,874
Liabilities:
Payable for Securities Purchased	2,260	3
Payable for Fund Shares Redeemed	76	1
Variation Margin Payable	16	—
Payable Upon Return of Securities on Loan	18,182	—
Accrued Operating Expenses and Other Liabilities	70	8

Total Liabilities	20,604	12

Net Assets	$159,858	$3,862

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$170,696	$4,294
Undistributed Net Investment Income (Loss)	19	(12)
Undistributed Net Realized Gain (Loss)	(21,598)	(993)
Net Unrealized Appreciation (Depreciation)	10,741	573

Net Assets	$159,858	$3,862

Capital Shares Outstanding (Unlimited Number Authorized)	8,503	376
Net Asset Value Per Share	$18.80	$10.27

See Notes to Financial Statements.

20

STATEMENTS OF ASSETS AND LIABILITIES (continued)

June 30, 2004 (Unaudited)

(In Thousands, Except As Noted)
Strong Growth and Income Fund
Assets:
Investments in Securities, at Value (Cost of $496,865)	$629,618
Receivable for Securities Sold	6,391
Receivable for Fund Shares Sold	3
Dividends and Interest Receivable	474
Other Assets	98

Total Assets	636,584
Liabilities:
Payable for Securities Purchased	6,453
Payable for Fund Shares Redeemed	197
Payable Upon Return of Securities on Loan	21
Accrued Operating Expenses and Other Liabilities	272

Total Liabilities	6,943

Net Assets	$629,641

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$692,987
Undistributed Net Investment Income (Loss)	92
Undistributed Net Realized Gain (Loss)	(196,191)
Net Unrealized Appreciation (Depreciation)	132,753

Net Assets	$629,641

Investor Class ($ and shares in full)
Net Assets	$520,835,732
Capital Shares Outstanding (Unlimited Number Authorized)	25,852,893
Net Asset Value Per Share	$20.15

Institutional Class ($ and shares in full)
Net Assets	$70,125,086
Capital Shares Outstanding (Unlimited Number Authorized)	3,469,682
Net Asset Value Per Share	$20.21

Advisor Class ($ and shares in full)
Net Assets	$6,626,538
Capital Shares Outstanding (Unlimited Number Authorized)	330,786
Net Asset Value Per Share	$20.03

Class K ($ and shares in full)
Net Assets	$32,053,908
Capital Shares Outstanding (Unlimited Number Authorized)	1,603,358
Net Asset Value Per Share	$19.99

See Notes to Financial Statements.

21

STATEMENTS OF ASSETS AND LIABILITIES (continued)

June 30, 2004 (Unaudited)

(In Thousands, Except As Noted)
Strong Opportunity Fund
Assets:
Investments in Securities, at Value (Cost of $2,060,299)	$2,697,273
Receivable for Securities Sold	48,912
Receivable for Fund Shares Sold	1,142
Dividends and Interest Receivable	841
Other Assets	491

Total Assets	2,748,659
Liabilities:
Payable for Securities Purchased	2,636
Payable for Fund Shares Redeemed	778
Payable Upon Return of Securities on Loan	81,412
Accrued Operating Expenses and Other Liabilities	889

Total Liabilities	85,715

Net Assets	$2,662,944

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$2,257,022
Undistributed Net Investment Income (Loss)	(7,787)
Undistributed Net Realized Gain (Loss)	(223,265)
Net Unrealized Appreciation (Depreciation)	636,974

Net Assets	$2,662,944

Investor Class ($ and shares in full)
Net Assets	$2,524,195,303
Capital Shares Outstanding (Unlimited Number Authorized)	59,175,756
Net Asset Value Per Share	$42.66

Advisor Class ($ and shares in full)
Net Assets	$137,185,574
Capital Shares Outstanding (Unlimited Number Authorized)	3,261,233
Net Asset Value Per Share	$42.07

Class K ($ and shares in full)
Net Assets	$1,563,072
Capital Shares Outstanding (Unlimited Number Authorized)	36,489
Net Asset Value Per Share	$42.84

See Notes to Financial Statements.

22

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2004 (Unaudited)

	(In Thousands)
	Strong Balanced Fund	Strong Large Cap Core Fund
Income:
Dividends (net of foreign withholding taxes of $4 and $0, respectively)	$838	$22
Interest	1,185	1

Total Income	2,023	23
Expenses:
Investment Advisory Fees	495	14
Administrative Fees	268	6
Custodian Fees	13	1
Shareholder Servicing Costs	279	14
Reports to Shareholders	49	7
Professional Fees	24	6
Federal and State Registration Fees	15	8
Other	19	1

Total Expenses before Expense Offsets	1,162	57
Expense Offsets (Note 4)	(25)	(22)

Expenses, Net	1,137	35

Net Investment Income (Loss)	886	(12)
Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	11,840	371
Futures Contracts	8	—

Net Realized Gain (Loss):	11,848	371
Net Change in Unrealized Appreciation/(Depreciation) on:
Investments	(9,766)	(253)
Futures Contracts	(18)	—

Net Change in Unrealized Appreciation/Depreciation	(9,784)	(253)

Net Gain (Loss) on Investments	2,064	118

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,950	$106

See Notes to Financial Statements.

23

STATEMENTS OF OPERATIONS (continued)

For the Six Months Ended June 30, 2004 (Unaudited)

(In Thousands)
Strong Growth and Income Fund
Income:
Dividends (net of foreign withholding taxes of $11)	$4,797
Interest	22

Total Income	4,819
Expenses (Note 4):
Investment Advisory Fees	1,866
Administrative Fees	903
Custodian Fees	25
Shareholder Servicing Costs	1,263
12b-1 Fees	9
Reports to Shareholders	247
Other	155

Total Expenses before Expense Offsets	4,468
Expense Offsets	(102)

Expenses, Net	4,366

Net Investment Income (Loss)	453
Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	61,407
Net Change in Unrealized Appreciation/Depreciation on Investments	(46,588)

Net Gain (Loss) on Investments	14,819

Net Increase (Decrease) in Net Assets Resulting from Operations	$15,272

See Notes to Financial Statements.

24

STATEMENTS OF OPERATIONS (continued)

For the Six Months Ended June 30, 2004 (Unaudited)

(In Thousands)
Strong Opportunity Fund
Income:
Dividends (net of foreign withholding taxes of $31)	$10,287
Interest	612

Total Income	10,899
Expenses (Note 4):
Investment Advisory Fees	10,120
Administrative Fees	4,048
Custodian Fees	80
Shareholder Servicing Costs	3,646
12b-1 Fees	171
Other	1,036

Total Expenses before Expense Offsets	19,101
Expense Offsets	(415)

Expenses, Net	18,686

Net Investment Income (Loss)	(7,787)
Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	236,098
Foreign Currencies	4

Net Realized Gain (Loss)	236,102
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(12,110)
Foreign Currencies	(1)

Net Change in Unrealized Appreciation/Depreciation	(12,111)

Net Gain (Loss) on Investments	223,991

Net Increase (Decrease) in Net Assets Resulting from Operations	$216,204

See Notes to Financial Statements.

25

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)
	Strong Balanced Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Operations:
Net Investment Income (Loss)	$886	$2,364
Net Realized Gain (Loss)	11,848	17,341
Net Change in Unrealized Appreciation/Depreciation	(9,784)	15,228

Net Increase (Decrease) in Net Assets Resulting from Operations	2,950	34,933
Distributions From Net Investment Income	(867)	(2,605)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(51,180)	(41,388)

Total Increase (Decrease) in Net Assets	(49,097)	(9,060)
Net Assets:
Beginning of Period	208,955	218,015

End of Period	$159,858	$208,955

Undistributed Net Investment Income (Loss)	$19	$—

	Strong Large Cap Core Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Operations:
Net Investment Income (Loss)	$(12)	$—
Net Realized Gain (Loss)	371	(336)
Net Change in Unrealized Appreciation/Depreciation	(253)	1,205

Net Increase (Decrease) in Net Assets Resulting from Operations	106	869
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(298)	(1,086)

Total Increase (Decrease) in Net Assets	(192)	(217)
Net Assets:
Beginning of Period	4,054	4,271

End of Period	$3,862	$4,054

Undistributed Net Investment Income (Loss)	$(12)	$—

See Notes to Financial Statements.

26

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)
	Strong Growth and Income Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Operations:
Net Investment Income (Loss)	$453	$2,534
Net Realized Gain (Loss)	61,407	18,558
Net Change in Unrealized Appreciation/Depreciation	(46,588)	142,318

Net Increase (Decrease) in Net Assets Resulting from Operations	15,272	163,410
Distributions:
From Net Investment Income:
Investor Class	(333)	(1,427)
Institutional Class	(239)	(858)
Advisor Class	(6)	(23)
Class K	(62)	(214)

Total Distributions	(640)	(2,522)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(139,979)	(84,622)

Total Increase (Decrease) in Net Assets	(125,347)	76,266
Net Assets:
Beginning of Period	754,988	678,722

End of Period	$629,641	$754,988

Undistributed Net Investment Income (Loss)	$92	$279

	Strong Opportunity Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Operations:
Net Investment Income (Loss)	$(7,787)	$(12,170)
Net Realized Gain (Loss)	236,102	(1,598)
Net Change in Unrealized Appreciation/Depreciation	(12,111)	908,575

Net Increase (Decrease) in Net Assets Resulting from Operations	216,204	894,807
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(403,357)	(656,258)

Total Increase (Decrease) in Net Assets	(187,153)	238,549
Net Assets:
Beginning of Period	2,850,097	2,611,548

End of Period	$2,662,944	$2,850,097

Undistributed Net Investment Income (Loss)	$(7,787)	$—

See Notes to Financial Statements.

27

FINANCIAL HIGHLIGHTS

STRONG BALANCED FUND

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000(c)	Oct. 31, 2000	Oct. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$18.62	$16.06	$18.84	$21.83	$24.77	$24.92	$21.14
Income From Investment Operations:
Net Investment Income (Loss)	0.10	0.19	0.40	0.58	0.12	0.82	0.71
Net Realized and Unrealized Gains (Losses) on Investments	0.18	2.58	(2.77)	(2.99)	(1.53)	0.61	3.75

Total from Investment Operations	0.28	2.77	(2.37)	(2.41)	(1.41)	1.43	4.46
Less Distributions:
From Net Investment Income	(0.10)	(0.21)	(0.41)	(0.58)	(0.20)	(0.83)	(0.68)
From Net Realized Gains	—	—	—	—	(1.33)	(0.75)	—

Total Distributions	(0.10)	(0.21)	(0.41)	(0.58)	(1.53)	(1.58)	(0.68)

Net Asset Value, End of Period	$18.80	$18.62	$16.06	$18.84	$21.83	$24.77	$24.92

Ratios and Supplemental Data
Total Return	+1.49%	+17.36%	–12.65%	–11.03%	–5.60%	+5.66%	+21.26%
Net Assets, End of Period (In Millions)	$160	$209	$218	$300	$347	$372	$344
Ratio of Expenses to Average Net Assets before Expense Offsets	1.3%*	1.3%	1.3%	1.2%	1.1%*	1.1%	1.1%
Ratio of Expenses to Average Net Assets	1.3%*	1.3%	1.3%	1.2%	1.1%*	1.1%	1.1%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.0%*	1.1%	2.3%	2.9%	3.3%*	3.2%	3.0%
Portfolio Turnover Rate	80.2%	204.7%	225.5%	234.1%	45.1%	150.9%	64.7%

STRONG LARGE CAP CORE FUND

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.01		$8.05		$11.01	$12.40	$13.85	$11.25
Income From Investment Operations:
Net Investment Income (Loss)	(0.03)		—		(0.08)	(0.10)	(0.09)	(0.11)
Net Realized and Unrealized Gains (Losses) on Investments	0.29		1.96		(2.88)	(1.29)	(1.19)	3.41

Total from Investment Operations	0.26		1.96		(2.96)	(1.39)	(1.28)	3.30
Less Distributions:
From Net Realized Gains	—		—		—	—	(0.17)	(0.70)

Total Distributions	—		—		—	—	(0.17)	(0.70)

Net Asset Value, End of Period	$10.27		$10.01		$8.05	$11.01	$12.40	$13.85

Ratios and Supplemental Data
Total Return	+2.60%		+24.35%		–26.88%	–11.21%	–9.19%	+29.36%
Net Assets, End of Period (In Millions)	$4		$4		$4	$6	$6	$5
Ratio of Expenses to Average Net Assets before Expense Offsets	3.0	%*	3.0%		2.5%	2.7%	2.0%	2.0%
Ratio of Expenses to Average Net Assets	1.8	%*	1.7%		1.8%	2.0%	2.0%	2.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.6	)%*	(0.0	)%(d)	(0.9)%	(1.1)%	(0.8)%	(1.1)%
Portfolio Turnover Rate	98.4%		105.5%		269.3%	196.4%	154.9%	178.4%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	In 2000, the Fund changed its fiscal year-end from October to December.
(d)	Amount calculated is less than 0.05%.

See Notes to Financial Statements.

28

FINANCIAL HIGHLIGHTS (continued)

STRONG GROWTH AND INCOME FUND — INVESTOR CLASS

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(c)		Oct. 31, 2000	Oct. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$19.68		$15.85	$20.28		$25.37	$28.34		$25.26	$18.73
Income From Investment Operations:
Net Investment Income (Loss)	0.00	(e)	0.04 (d)	0.02		(0.02)	(0.00	)(e)	(0.09)	(0.03)
Net Realized and Unrealized Gains (Losses) on Investments	0.48		3.83	(4.45)		(5.07)	(2.65)		3.19	6.56

Total from Investment Operations	0.48		3.87	(4.43)		(5.09)	(2.65)		3.10	6.53
Less Distributions:
From Net Investment Income	(0.01)		(0.04)	(0.00	)(e)	—	—		—	(0.00	)(e)
From Net Realized Gains	—		—	—		—	(0.32)		(0.02)	—

Total Distributions	(0.01)		(0.04)	(0.00	)(e)	—	(0.32)		(0.02)	(0.00	)(e)

Net Asset Value, End of Period	$20.15		$19.68	$15.85		$20.28	$25.37		$28.34	$25.26

Ratios and Supplemental Data
Total Return	+2.45%		+24.44%	–21.83%		–20.06%	–9.33%		+12.29%	+34.88%
Net Assets, End of Period (In Millions)	$521		$633	$582		$886	$1,109		$1,228	$861
Ratio of Expenses to Average Net Assets before Expense Offsets	1.4	%*	1.4%	1.4%		1.3%	1.1	%*	1.1%	1.1%
Ratio of Expenses to Average Net Assets	1.4	%*	1.4%	1.4%		1.3%	1.1	%*	1.1%	1.1%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.0	%*	0.2%	0.1%		(0.1)%	(0.0	)%*(e)	(0.4)%	(0.1)%
Portfolio Turnover Rate(g)	72.3%		199.4%	187.8%		171.9%	23.3%		122.0%	52.3%

STRONG GROWTH AND INCOME FUND — INSTITUTIONAL CLASS

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000(c)		Oct. 31, 2000(f)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$19.72	$15.92	$20.49	$25.46	$28.41		$29.15
Income From Investment Operations:
Net Investment Income (Loss)	0.07	0.16 (d)	0.15	0.08	(0.00	)(e)	0.01
Net Realized and Unrealized Gains (Losses) on Investments	0.48	3.83	(4.49)	(5.05)	(2.63)		(0.75)

Total from Investment Operations	0.55	3.99	(4.34)	(4.97)	(2.63)		(0.74)
Less Distributions:
From Net Investment Income	(0.06)	(0.19)	(0.23)	—	—		—
From Net Realized Gains	—	—	—	—	(0.32)		—

Total Distributions	(0.06)	(0.19)	(0.23)	—	(0.32)		—

Net Asset Value, End of Period	$20.21	$19.72	$15.92	$20.49	$25.46		$28.41

Ratios and Supplemental Data
Total Return	+2.81%	+25.26%	–21.22%	–19.52%	–9.24%		–2.54%
Net Assets, End of Period (In Millions)	$70	$84	$67	$47	$31		$1
Ratio of Expenses to Average Net Assets before Expense Offsets	0.7%*	0.7%	0.7%	0.6%	0.6	%*	0.6%*
Ratio of Expenses to Average Net Assets	0.7%*	0.7%	0.7%	0.6%	0.6	%*	0.6%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.7%*	0.9%	0.9%	0.6%	0.1	%*	0.1%*
Portfolio Turnover Rate(g)	72.3%	199.4%	187.8%	171.9%	23.3%		122.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	In 2000, the Fund changed its fiscal year-end from October to December.
(d)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(e)	Amount calculated is less than $0.005 or 0.05%.
(f)	For the period from February 29, 2000 (commencement of class) to October 31, 2000.
(g)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

29

FINANCIAL HIGHLIGHTS (continued)

STRONG GROWTH AND INCOME FUND — ADVISOR CLASS

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000(c)		Oct. 31, 2000(d)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$19.57	$15.77	$20.20	$25.32	$28.29		$29.15
Income From Investment Operations:
Net Investment Income (Loss)	0.01	0.05 (e)	0.04	(0.04)	(0.00	)(f)	(0.05)
Net Realized and Unrealized Gains (Losses) on Investments	0.47	3.80	(4.41)	(5.08)	(2.65)		(0.81)

Total from Investment Operations	0.48	3.85	(4.37)	(5.12)	(2.65)		(0.86)
Less Distributions:
From Net Investment Income	(0.02)	(0.05)	(0.06)	—	—		—
From Net Realized Gains	—	—	—	—	(0.32)		—

Total Distributions	(0.02)	(0.05)	(0.06)	—	(0.32)		—

Net Asset Value, End of Period	$20.03	$19.57	$15.77	$20.20	$25.32		$28.29

Ratios and Supplemental Data
Total Return	+2.44%	+24.42%	–21.67%	–20.22%	–9.35%		–2.95%
Net Assets, End of Period (In Millions)	$7	$9	$10	$14	$5		$0 (g)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.4%*	1.4%	1.3%	1.5%	1.3	%*	1.3%*
Ratio of Expenses to Average Net Assets	1.4%*	1.3%	1.3%	1.5%	1.3	%*	1.3%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.0%*	0.3%	0.2%	(0.3)%	(0.2	)%*	(0.7)%*
Portfolio Turnover Rate(h)	72.3%	199.4%	187.8%	171.9%	23.3%		122.0%

STRONG GROWTH AND INCOME FUND — CLASS K

	Period Ended
	June 30, 2004(b)	Dec. 31, 2003	Dec. 31, 2002
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$19.52	$15.75	$20.28
Income From Investment Operations:
Net Investment Income (Loss)	0.05	0.11 (e)	0.11
Net Realized and Unrealized Gains (Losses) on Investments	0.46	3.79	(4.46)

Total from Investment Operations	0.51	3.90	(4.35)
Less Distributions:
From Net Investment Income	(0.04)	(0.13)	(0.18)
From Net Realized Gains	—	—	—

Total Distributions	(0.04)	(0.13)	(0.18)

Net Asset Value, End of Period	$19.99	$19.52	$15.75

Ratios and Supplemental Data
Total Return	+2.63%	+24.90%	–21.47%
Net Assets, End of Period (In Millions)	$32	$30	$19
Ratio of Expenses to Average Net Assets before Expense Offsets	1.1%*	1.1%	1.1%
Ratio of Expenses to Average Net Assets	1.0%*	1.0%	1.0%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.4%*	0.6%	0.7%
Portfolio Turnover Rate(h)	72.3%	199.4%	187.8%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	In 2000, the Fund changed its fiscal year-end from October to December.
(d)	For the period from February 29, 2000 (commencement of class) to October 31, 2000.
(e)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(f)	Amount calculated is less than $0.005.
(g)	Amount is less than $500,000.
(h)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

30

FINANCIAL HIGHLIGHTS (continued)

STRONG OPPORTUNITY FUND — INVESTOR CLASS

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$39.45		$28.70		$39.29	$42.35	$44.69	$38.62
Income From Investment Operations:
Net Investment Income (Loss)	(0.12)		(0.14	)(c)	(0.08)	0.07	0.17	0.08
Net Realized and Unrealized Gains (Losses) on Investments	3.33		10.89		(10.51)	(2.11)	3.30	12.42

Total from Investment Operations	3.21		10.75		(10.59)	(2.04)	3.47	12.50
Less Distributions:
From Net Investment Income	—		—		—	(0.07)	(0.17)	(0.08)
From Net Realized Gains	—		—		—	(0.95)	(5.64)	(6.35)

Total Distributions	—		—		—	(1.02)	(5.81)	(6.43)

Net Asset Value, End of Period	$42.66		$39.45		$28.70	$39.29	$42.35	$44.69

Ratios and Supplemental Data
Total Return	+8.14%		+37.46%		–26.95%	–4.80%	+8.57%	+33.39%
Net Assets, End of Period (In Millions)	$2,524		$2,709		$2,507	$3,664	$3,337	$2,537
Ratio of Expenses to Average Net Assets before Expense Offsets	1.4	%*	1.4%		1.4%	1.3%	1.2%	1.2%
Ratio of Expenses to Average Net Assets	1.4	%*	1.4%		1.4%	1.3%	1.2%	1.2%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.6	)%*	(0.4)%		(0.2)%	0.2%	0.5%	0.2%
Portfolio Turnover Rate(d)	19.4%		60.2%		70.9%	87.8%	86.5%	80.8%

STRONG OPPORTUNITY FUND — ADVISOR CLASS

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002	Dec. 31, 2001		Dec. 31, 2000(e)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$38.94		$28.37		$38.92	$42.10		$43.16
Income From Investment Operations:
Net Investment Income (Loss)	(0.16)		(0.19	)(c)	(0.11)	(0.06	)(c)	0.03
Net Realized and Unrealized Gains (Losses) on Investments	3.29		10.76		(10.44)	(2.08)		4.83

Total from Investment Operations	3.13		10.57		(10.55)	(2.14)		4.86
Less Distributions:
From Net Investment Income	—		—		—	(0.09)		(0.28)
From Net Realized Gains	—		—		—	(0.95)		(5.64)

Total Distributions	—		—		—	(1.04)		(5.92)

Net Asset Value, End of Period	$42.07		$38.94		$28.37	$38.92		$42.10

Ratios and Supplemental Data
Total Return	+8.04%		+37.26%		–27.11%	–5.08%		+12.10%
Net Assets, End of Period (In Millions)	$137		$141		$104	$89		$3
Ratio of Expenses to Average Net Assets before Expense Offsets	1.6	%*	1.6%		1.6%	1.7%		1.6%*
Ratio of Expenses to Average Net Assets	1.6	%*	1.6%		1.6%	1.7%		1.6%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.7	)%*	(0.6)%		(0.4)%	(0.3)%		0.1%*
Portfolio Turnover Rate(d)	19.4%		60.2%		70.9%	87.8%		86.5%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	For the period from February 24, 2000 (commencement of class) to December 31, 2000.

See Notes to Financial Statements.

31

FINANCIAL HIGHLIGHTS (continued)

STRONG OPPORTUNITY FUND — CLASS K

	Period Ended
	June 30, 2004(b)		Dec. 31, 2003		Dec. 31, 2002(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$39.58		$28.73		$29.48
Income From Investment Operations:
Net Investment Income (Loss)	(0.04)		(0.06	)(d)	0.02
Net Realized and Unrealized Gains (Losses) on Investments	3.30		10.91		(0.77)

Total from Investment Operations	3.26		10.85		(0.75)
Less Distributions:
From Net Investment Income	—		—		—

Total Distributions	0.00		—		—

Net Asset Value, End of Period	$42.84		$39.58		$28.73

Ratios and Supplemental Data
Total Return	+8.24%		+37.77%		–2.54%
Net Assets, End of Period (In Millions)	$2		$0	(e)	$1
Ratio of Expenses to Average Net Assets before Expense Offsets	1.4	%*	1.6%		1.2%*
Ratio of Expenses to Average Net Assets	1.2	%*	1.2%		1.2%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.3	)%*	(0.2)%		0.2%*
Portfolio Turnover Rate(f)	19.4%		60.2%		70.9%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the six months ended June 30, 2004 (Unaudited).
(c)	For the period from August 30, 2002 (commencement of class) to December 31, 2002.
(d)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
(e)	Amount is less than $500,000.
(f)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

32

NOTES TO FINANCIAL STATEMENTS

June 30, 2004 (Unaudited)

1.	Organization

The accompanying financial statements represent the following Strong Core Funds (the “Funds”), each with its own investment objectives and policies:

•	Strong Balanced Fund (a series fund of Strong Balanced Fund, Inc.)

•	Strong Large Cap Core Fund (a series fund of Strong Equity Funds, Inc.)

•	Strong Growth and Income Fund (a series fund of Strong Conservative Equity Funds, Inc.)

•	Strong Opportunity Fund (a series fund of Strong Opportunity Fund, Inc.)

Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

Strong Balanced Fund and Strong Large Cap Core Fund offer Investor Class shares. Strong Growth and Income Fund offers Investor Class, Institutional Class, Advisor Class, and Class K shares. Strong Opportunity Fund offers Investor Class, Advisor Class, and Class K shares. All classes of shares differ principally in their respective administration, transfer agent, and distribution expenses and sales charges, if any. All classes of shares have identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

Investor Class shares are available to the general public, Institutional Class shares are generally available to investors that meet certain higher investment minimums, Advisor Class shares are available only through financial professionals and Class K shares are primarily available through retirement plans.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(A)	Security Valuation — Securities of the Funds traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Debt securities of the Funds are generally valued each business day at the last sales price or the mean of the bid and asked prices when no last sales price is available, or are valued through a commercial pricing service that utilizes matrix pricing and/or pricing models to determine market values for normal institutional-sized trading units of debt securities and non-rated or thinly traded securities when their pricing models are believed to more accurately reflect the fair market value for such securities. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Board of Directors. Some of the Fund’s portfolio securities may be listed on foreign exchanges that close before the U.S. markets and that trade on days when the U.S. markets are closed. As a result, management, under the supervision of the Strong Funds’ Board of Directors, will consider significant events affecting foreign securities and the movements of the domestic markets that occur after the close of the foreign markets and before the time a Fund’s net asset value (“NAV”) is calculated in valuing such foreign securities. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Funds may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon guidelines established by the Funds’ Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions, and the issuer’s financial performance. The Strong Funds held no restricted securities that were deemed illiquid at June 30, 2004.

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

Undistributed income or net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition, and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

33

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

Strong Balanced Fund and Strong Growth and Income Fund generally pay dividends from net investment income quarterly and distribute net realized capital gains, if any, at least annually. Strong Large Cap Core Fund and Strong Opportunity Fund generally pay dividends from net investment income and distribute net realized capital gains, if any, at least annually.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Funds may utilize derivative instruments including options, futures, and other instruments with similar characteristics to the extent that they are consistent with the Funds’ investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect itself from adverse movements in securities’ prices, foreign currencies, or interest rates. The use of these instruments involves certain risks, including the possibility that the future value of the underlying assets or indices fluctuate (in the case of futures and options), the derivative becomes illiquid, an imperfect correlation arises between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

Investments in foreign-denominated assets or forward foreign currency contracts may involve greater risks than domestic investments such as foreign-related risks created by currency rate fluctuations, foreign political and economic instability, foreign financial reporting standards and taxes, and foreign securities markets and issuer regulation. Foreign securities may be less liquid than domestic securities.

(E)	Futures — Upon entering into a futures contract, the Funds segregate cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange and the futures commission merchant or broker. Each Fund designates liquid securities as collateral on open futures contracts. During the term of the futures contract, the Funds also receive credit from, or pay to, the futures commission merchant or broker an amount of cash or liquid assets equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses by the Funds. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

(F)	Written Options — The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses by the Funds. When a written option is closed, expired, or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Funds. Each Fund designates liquid securities or cash on its books to cover its financial exposure on open written options contracts.

(G)	Foreign Currency Conversion — Securities and other assets and liabilities initially expressed in foreign currencies are converted daily into U.S. dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H)	Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(I)	Short Positions — The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Fund and are included in Other Expenses in the Statement of Operations. If the Funds sell securities short while also holding the long position in the security, they may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position in the security, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

34

(J)	Repurchase Agreements — The Funds may enter into repurchase agreements with institutions that the Funds’ investment advisor, Strong Capital Management, Inc. (the “Advisor”) has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Funds’ custodial bank in a manner sufficient to enable the Funds to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Funds’ custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

(K)	Securities Lending — The Funds have entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank, which was subsequently assumed by State Street Bank and Trust Company. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily. Cash collateral received is invested in repurchase agreements, investment funds, government obligations, and/or bank obligations.

At June 30, 2004, Strong Balanced Fund, Strong Growth and Income Fund, and Strong Opportunity Fund had securities with a market value of $17,737,072, $20,544, and $78,379,463, respectively, on loan and had received $18,181,603, $21,225, and $81,411,672, respectively, in collateral (both are included within Investments in the Statements of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statements of Operations. For the year ended June 30, 2004, the securities lending income totaled $10,587, $6,102, and $48,722 for Strong Balanced Fund, Strong Growth and Income Fund, and Strong Opportunity Fund, respectively.

The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Funds for these types of losses.

(L)	Directed Brokerage — The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds’ expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(M)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by the Funds and are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(N)	Expenses — The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(O)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(P)	Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(Q)	Other — Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

35

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent, and related services to the Funds. Certain officers and, until December 2, 2003, certain directors of the Funds are or were affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

			Administrative Fees
	Advisory Fees		Investor Class	Institutional Class	Advisor Class	Class K
Strong Balanced Fund	0.60	%(1)	0.30%	*	*	*
Strong Large Cap Core Fund	0.75	%(2)	0.30%	*	*	*
Strong Growth and Income Fund	0.55%		0.30%	0.02%	0.30%	0.25%
Strong Opportunity Fund	0.75	%(2)	0.30%	*	0.30%	0.25%

*	Does not offer Share class.
(1)	The investment advisory fees are 0.60% for the first $35 million assets and 0.55% for assets above $35 million.
(2)	The Investment Advisory fees are 0.75% for assets under $4 billion, 0.725% for the next $2 billion assets, and 0.70% for assets $6 billion and above.

The Funds’ Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. The Advisor and/or Administrator has contractually agreed to waive its fees and/or absorb expenses until May 1, 2005 for Strong Large Cap Core Fund, Strong Growth and Income Fund Class K, and Strong Opportunity Fund Class K to keep Net Annual Operating Expenses at no more than 2.00%, 0.99%, and 1.20%, respectively. Transfer agent and related service fees for the Investor Class shares are paid at an annual rate of $27.00 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent and related service fees for the Institutional Class, Advisor Class, and Class K shares are paid at an annual rate of 0.015%, 0.20%, and 0.20%, respectively, of the average daily net assets of each respective class. Transfer agent fees are recorded in Shareholder Servicing Costs in the Funds’ Statements of Operations. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class’ level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds’ Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agent expenses incurred by the Funds and are included in Expense Offsets in the Funds’ Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

Strong Growth and Income Fund and Strong Opportunity Fund have adopted a Rule 12b-1 distribution and service plan under the 1940 Act on behalf of each of the Fund’s Advisor Class shares. Under the plan, Strong Investments, Inc. (the “Distributor,” and an affiliate of the Advisor) is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund’s Advisor Class shares. See Note 4.

The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations set by the Fund’s Board of Directors and applicable law.

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended June 30, 2004 is as follows:

	Payable to/ (Receivable From) Advisor or Administrator at June 30, 2004	Shareholder Servicing and Other Related Expenses Paid to Administrator	Transfer Agency Banking Charges/(Credits)	Unaffiliated Directors’ and Independent Officers’ Fees
Strong Balanced Fund	$48,446	$279,581	$3,530	$5,666
Strong Large Cap Core Fund	3,253	14,023	206	469
Strong Growth and Income Fund	184,224	1,266,516	13,859	20,271
Strong Opportunity Fund	657,029	3,652,619	25,112	76,812

36

4.	Expenses and Expense Offsets

For the six months ended June 30, 2004, the class specific expenses are as follows:

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	12b-1 Fees	Other
Strong Growth and Income Fund
Investor Class	$844,925	$1,218,972	$215,634	$—	$12,607
Institutional Class	7,643	5,816	25,077	—	2,907
Advisor Class	10,938	7,329	1,574	9,115	508
Class K	39,221	31,377	4,349	—	860
Strong Opportunity Fund
Investor Class	3,841,975	3,508,261	630,114	—	29,709
Advisor Class	204,970	137,137	42,108	170,808	1,618
Class K	992	795	465	—	211

For the six months ended June 30, 2004, the expense offsets are as follows:

	Expense Waivers and Absorptions	Transfer Agency Banking Credits	Directed Brokerage Credits	Earnings Credits
Strong Balanced Fund	$(18,766)	$—	$(6,588)	$(62)
Strong Large Cap Core Fund	(18,808)	—	(3,349)	(0)
Strong Growth and Income Fund
Investor Class	15,272	—	—	—
Institutional Class	1,255	—	—	—
Class K	(11,500)	—	—	—
Advisor Class	581	—	—	—
Fund Level	(60,612)	—	(12,425)	(79)
Strong Opportunity Fund
Investor Class	92,963	—	—	—
Advisor Class	9,419	—	—	—
Class K	(693)	—	—	—
Fund Level	(246,622)	—	(65,026)	(87)

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires October 8, 2004, to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Funds’ registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. Strong Opportunity Fund and Strong Large Cap Core had no borrowings under the LOC during the period. Strong Balanced Fund, and Strong Growth and Income Fund had minimal borrowings under the LOC during the year. There were no outstanding borrowings by the Funds under the LOC at June 30, 2004.

6.	Investment Transactions

The aggregate purchases and sales of shares of long-term securities during the six months ended June 30, 2004 are as follows:

	Purchases		Sales
	U.S. Government and Agency	Other	U.S. Government and Agency	Other
Strong Balanced Fund	$43,299,477	$101,332,924	$43,441,564	$147,996,282
Strong Large Cap Core Fund	—	3,702,683	—	4,138,662
Strong Growth and Income Fund	—	491,293,407	—	632,324,141
Strong Opportunity Fund	—	507,336,050	—	936,256,429

37

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

7.	Income Tax Information

The following information for the Funds is presented on an income tax basis as of June 30, 2004:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) on Investments
Strong Balanced Fund	$170,012,664	$10,763,575	$(2,133,580)	$8,629,995
Strong Large Cap Core Fund	3,287,681	595,879	(23,296)	572,583
Strong Growth and Income Fund	513,483,880	118,419,040	(2,284,635)	116,134,405
Strong Opportunity Fund	2,099,712,323	678,561,449	(81,000,570)	597,560,879

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The capital loss carryovers (expiring in varying amounts through 2011) as of December 31, 2003, and tax basis post-October losses as of December 31, 2003, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	Net Capital Loss Carryovers	Post-October Losses
Strong Balanced Fund	$29,257,442	$—
Strong Large Cap Core Fund	1,329,240	34,841
Strong Growth and Income Fund	246,233,478	7,799,769
Strong Opportunity Fund	416,414,763	—

38

8.	Capital Share Transactions

	Strong Balanced Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Capital Share Transactions of the Fund Were as Follows:
Proceeds from Shares Sold	$17,262,811	$32,626,685
Transfer in from Merger (Note 9)	—	5,544,540
Proceeds from Reinvestment of Distributions	835,061	2,514,411
Payment for Shares Redeemed	(69,277,501)	(82,073,813)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(51,179,629)	$(41,388,177)

Transactions in Shares of the Fund Were as Follows:
Sold	913,686	1,911,180
Transfer in from Merger (Note 9)	—	348,494
Issued in Reinvestment of Distributions	44,813	144,599
Redeemed	(3,675,681)	(4,758,107)

Net Increase (Decrease) in Shares of the Fund	(2,717,182)	(2,353,834)

	Strong Large Cap Core Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Capital Share Transactions of the Fund Were as Follows:
Proceeds from Shares Sold	$475,768	$938,346
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(773,956)	(2,023,881)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(298,188)	$(1,085,535)

Transactions in Shares of the Fund Were as Follows:
Sold	47,129	107,906
Issued in Reinvestment of Distributions	—	—
Redeemed	(76,355)	(233,342)

Net Increase (Decrease) in Shares of the Fund	(29,226)	(125,436)

39

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

	Strong Growth and Income Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:
INVESTOR CLASS
Proceeds from Shares Sold	$36,741,021	$203,112,596
Proceeds from Reinvestment of Distributions	326,807	1,392,195
Payment for Shares Redeemed	(161,274,968)	(289,307,195)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(124,207,140)	(84,802,404)
INSTITUTIONAL CLASS
Proceeds from Shares Sold	6,598,552	16,100,601
Proceeds from Reinvestment of Distributions	180,573	705,353
Payment for Shares Redeemed	(22,176,568)	(17,235,352)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(15,397,443)	(429,398)
ADVISOR CLASS
Proceeds from Shares Sold	552,764	1,932,654
Proceeds from Reinvestment of Distributions	6,008	23,212
Payment for Shares Redeemed	(2,741,895)	(5,560,191)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,183,123)	(3,604,325)
CLASS K
Proceeds from Shares Sold	14,527,108	15,545,119
Proceeds from Reinvestment of Distributions	30,511	114,699
Payment for Shares Redeemed	(12,748,468)	(11,445,984)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,809,151	4,213,834

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(139,978,555)	$(84,622,293)

40

	Strong Growth and Income Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Transactions in Shares of Each Class of the Funds Were as Follows:
INVESTOR CLASS
Sold	1,842,356	11,952,254
Issued in Reinvestment of Distributions	17,022	79,360
Redeemed	(8,182,227)	(16,571,248)

Net Increase (Decrease) in Shares	(6,322,849)	(4,539,634)

INSTITUTIONAL CLASS
Sold	331,176	939,263
Issued in Reinvestment of Distributions	9,307	40,748
Redeemed	(1,108,644)	(951,684)

Net Increase (Decrease) in Shares	(768,161)	28,327

ADVISOR CLASS
Sold	28,054	115,023
Issued in Reinvestment of Distributions	315	1,344
Redeemed	(138,574)	(331,631)

Net Increase (Decrease) in Shares	(110,205)	(215,264)

CLASS K
Sold	736,475	926,705
Issued in Reinvestment of Distributions	1,590	6,709
Redeemed	(648,826)	(643,521)

Net Increase (Decrease) in Shares	89,239	289,893

41

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

	Strong Opportunity Fund
	Six Months Ended June 30, 2004	Year Ended Dec. 31, 2003
	(Unaudited)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:
INVESTOR CLASS
Proceeds from Shares Sold	$162,545,807	$531,529,373
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(553,344,454)	(1,184,570,695)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(390,798,647)	(653,041,322)
ADVISOR CLASS
Proceeds from Shares Sold	13,384,406	38,084,933
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(27,308,628)	(40,603,841)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(13,924,222)	(2,518,908)
CLASS K
Proceeds from Shares Sold	1,474,093	198,407
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(108,701)	(896,534)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,365,392	(698,127)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(403,357,477)	$(656,258,357)

Transactions in Shares of Each Class of the Fund Were as Follows:
INVESTOR CLASS
Sold	3,938,874	16,208,728
Issued in Reinvestment of Distributions	—	—
Redeemed	(13,451,967)	(34,871,478)

Net Increase (Decrease) in Shares	(9,513,093)	(18,662,750)

ADVISOR CLASS
Sold	327,170	1,179,895
Issued in Reinvestment of Distributions	—	—
Redeemed	(674,525)	(1,234,407)

Net Increase (Decrease) in Shares	(347,355)	(54,512)

CLASS K
Sold	35,439	6,374
Issued in Reinvestment of Distributions	—	—
Redeemed	(2,605)	(24,791)

Net Increase (Decrease) in Shares	32,834	(18,417)

42

9.	Acquisition Information

Effective March 28, 2003, Strong Balanced Fund acquired, through a non-taxable exchange, substantially all of the net assets of Strong Balanced Asset Fund. Strong Balanced Fund issued 348,494 shares (valued at $5,544,540) for the outstanding shares of Strong Balanced Asset Fund at March 28, 2003. The aggregate net assets of Strong Balanced Fund and Strong Balanced Asset Fund immediately before the acquisition were $208,384,213 and $5,544,540, respectively. The combined net assets of Strong Balanced Fund immediately after the acquisition were $213,928,753. The net assets of Strong Balanced Asset Fund included net unrealized depreciation on investments of $503,735 and accumulated net realized losses of $731,189. Subject to IRS regulations, Strong Balanced Fund may use $709,865 of capital loss carryovers from Strong Balanced Asset Fund. Strong Balanced Fund results of operations shown herein, do not include the results of operations for Strong Balanced Asset Fund prior to March 28, 2003.

10.	Legal and Regulatory Matters

On or about May 20, 2004, the Advisor, the Administrator, and the Distributor (collectively, “Strong”), former chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions. The settlements require the Advisor to pay $40 million in investor restoration and $40 million in civil penalties. The settlements require Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. The NYAG settlement also requires Strong to reduce fees for all Funds (except money market funds and certain very short-term income funds) by an aggregate of at least $7 million a year for five years. Separately, the Board of Directors of the Strong Funds and the Advisor have agreed that the Advisor may allocate such fee and/or expense reductions in a manner it deems reasonable, provided that (i) each applicable Fund shall participate in such fee reduction, (ii) each Fund that was impacted by market timing related to the settlements shall receive a fee reduction of at least 0.025% each year, (iii) such fee reduction shall be taken after giving effect to all waivers and reimbursements currently in effect, and (iv) fees and expenses shall not subsequently be increased without prior Board approval. Additionally, the settlements require, among other things: 1) retention of an independent consultant to develop a payment plan for the amount of investor restoration; 2) the services of an independent compliance consultant to conduct a periodic review of Strong’s compliance policies and procedures; and 3) enhanced corporate governance policies for the Strong Funds. The NYAG settlement also requires: 1) the retention of a senior officer to assist the Board in monitoring compliance and reviewing fee arrangements; and 2) additional fee disclosure to investors in the Funds. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings. Strong has not yet determined if the investor restoration or civil penalties will create any financial benefit to the Strong Funds.

Strong has received one or more subpoenas or requests for information from the West Virginia Attorney General and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Strong is aware of multiple outstanding class and derivative actions (“Actions”) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their officers and directors as defendants in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. On February 20 and June 15, 2004, the United States Judicial Panel for Multi District Litigation (“MDL”) ordered the transfer of all but one of the Actions to the District of Maryland so those cases involving Strong could be coordinated and consolidated into one or two actions covered by a single complaint (“MDL Consolidated Actions”). A single Wisconsin state court Action involving Strong was not removed to the District of Maryland court. The District of Maryland court has since appointed co-chairs/chief administrative counsel for the plaintiffs in the actions involving all of the fund families before it. It has also appointed a lead plaintiff and lead plaintiff’s counsel for the actions involving each individual fund family, including Strong. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Strong expects that the MDL Consolidated Actions will allege the same types of violations of law and seek the same forms of damages and remedies as did the numerous prior Actions. Certain state Actions will not be consolidated into the MDL Consolidated Actions and proceedings in these state court Actions may be stayed or proceed independently of the MDL Consolidated Actions.

43

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2004 (Unaudited)

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds, and are not likely to materially affect Strong’s ability to provide investment management services to its clients, including the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.

11.	Pending Acquisition

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) to acquire assets of SFC and certain of its affiliates, including the Advisor. As part of the proposed transaction, SFC will be seeking approval from the Board of Directors of the Strong Funds (“Board”) on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds and a merger of those funds into the Wells Fargo Funds family of mutual funds.

The mergers, which are anticipated to close in the first quarter of 2005, are subject to a number of conditions, including approval by the Board and shareholders of the Strong Funds.

44

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 71 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an automotive systems and facility management company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services) since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc. from 1992 to April 2000, and Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 to October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

45

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Assistant Executive Vice President of Strong Capital Management, Inc. (the “Advisor”) since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc. since April 2001; Vice President of Strong Investor Services, Inc. since December 2001; and Marketing Services Manager of Strong Investments, Inc. (the “Distributor”) from November 1998 to April 2001.

Phillip O. Peterson (DOB 12-5-44), Independent President of the Strong Funds since January 2004.

Mr. Peterson was a mutual fund industry consultant from August 1999 to December 2003; Partner of KPMG LLP from 1981 to July 1999; Director of The Hartford Group of Mutual Funds (71 funds) since 2002; and Director of the Fortis Mutual Fund Group (38 funds) from 2000 to 2002.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to February 2003; Secretary of Strong Financial Corporation since February 2003; Assistant Executive Vice President of the Advisor since December 2001; Chief Legal Officer of the Advisor since February 2003; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of the Distributor since November 2001; Secretary of the Distributor since July 2000; Vice President and Chief Compliance Officer of the Distributor from July 2000 to December 2003; Lead Counsel of the Distributor from July 2000 to November 2001; Vice President of Strong Investor Services, Inc. since December 2001; Assistant Secretary of Strong Investor Services, Inc. from December 2001 to May 2003; Secretary of Strong Investor Services, Inc. since May 2003; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc. since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. since October 1993; Executive Vice President of Strong Investor Services, Inc. since July 2001; Secretary of Strong Investor Services, Inc. from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; and Senior Vice President of the Advisor from February 1998 to April 2001.

Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik’s address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

46

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Phillip O. Peterson, Independent President

Thomas M. Zoeller, Vice President

Richard W. Smirl, Vice President and Secretary

Gilbert L. Southwell III, Assistant Secretary

John W. Widmer, Treasurer

Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee,Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee,Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee,Wisconsin 53201

Independent Accountants

PricewaterhouseCoopers LLP

100 East Wisconsin Avenue, Milwaukee,Wisconsin 53202

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee,Wisconsin 53202

Strong Investments

P.O. Box 2936    |    Milwaukee, WI 53201

To learn more about our funds, discuss an existing

account, or conduct a transaction, call 1-800-368-3863

or visit www.Strong.com.

Please carefully consider a fund’s investment objectives,

risks, charges, and expenses before investing. For this

and other information, call us or visit our web site for

a free prospectus. Please read it carefully before you

invest or send money.

To receive a free copy of the policies and procedures

the funds use to determine how to vote proxies relating

to portfolio securities, or to receive a free copy of a fund’s proxy voting record for the most recent 12-month period

ending on June 30, call 1-800-368-3863, or visit the

Securities and Exchange Commission’s web site

at www.sec.gov.

If you are a Financial Professional, call 1-800-368-1683.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT45357 08-04

SCOR/WH2056 06-04

Item 2.	Code of Ethics

Not applicable for filing of Semiannual Reports to Shareholders.

Item 3.	Audit Committee Financial Expert

Not applicable for filing of Semiannual Reports to Shareholders.

Item 4.	Principal Accountant Fees and Services

Not applicable for filing of Semiannual Reports to Shareholders.

Item 5.	Audit Committee of Listed Registrants

Not applicable for filing of Semiannual Reports to Shareholders.

Item 6.	Schedule of Investments

Not applicable; full Schedule of Investments included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Funds’ Board of Directors.

Item 10.	Controls and Procedures

(a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant’s disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant’s management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 11.	Exhibits

The following exhibits are attached to this Form N-CSR:

11(a)(1)	Code of Ethics—Not applicable for filing of Semiannual Reports to Shareholders.

11(a)(2)(i)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11(a)(2)(ii)	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11(b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strong Opportunity Fund, Inc., on behalf of Strong Advisor Select Fund, Strong Advisor U.S. Small/Mid Cap Growth Fund, Strong Endeavor Fund and Strong Opportunity Fund

By:	/s/ Richard W. Smirl
Richard W. Smirl, Vice President and Secretary

Date: September 3, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas M. Zoeller
Thomas M. Zoeller, Principal Executive Officer

Date: September 3, 2004

By:	/s/ John W. Widmer
John W. Widmer, Treasurer (Principal Financial Officer)

Date: September 3, 2004